As filed with the SEC on April 10, 2020 .	Registration No. 333-229277
Registration No. 811-03974

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 1

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 199
_____________

PRUCO LIFE OF NEW JERSEY
VARIABLE APPRECIABLE ACCOUNT
(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
(Name of Depositor)

213 Washington Street
Newark, NJ 07102
800-778-2255
(Address and telephone number of principal executive offices)
_____________

Christopher J. Madin
Vice President and Corporate Counsel
Pruco Life Insurance Company of New Jersey
280 Trumbull Street
Hartford, CT 06103
(Name and address of agent for service)

_____________

It is proposed that this filing will become effective (check appropriate space):

□ immediately upon filing pursuant to paragraph (b) of Rule 485
■ on May 1, 2020, pursuant to paragraph (b) of Rule 485
(date)
□ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
□ on pursuant to paragraph (a)(1) of Rule 485
(date)
■ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1, 2020
PruLife® Custom Premier II
AN INDIVIDUAL, FLEXIBLE PREMIUM, VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT ISSUED BY:
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102
TELEPHONE: 800-944-8786
The PruLife® Custom Premier II Contract (2019) is offered on or after May 1, 2019, under form number VUL-2018. A state and/or other code may follow the form number. Your Contract's form number is located in the lower left-hand corner of the first page of your Contract.
____________________________________________________________________________________________________________
This prospectus describes the PruLife® Custom Premier II Contract (2019) (the “Contract”) offered by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "us", "we", or "our"), a stock life insurance company. Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). This prospectus is being provided for informational or educational purposes only and does not take into account the investment objectives or financial situation of any client or prospective clients. The information is not intended as investment advice and is not a recommendation about managing or investing finances in a variable insurance product. Clients seeking information regarding their particular investment needs should contact a financial professional.
Please read this prospectus before purchasing a PruLife® Custom Premier II (2019) Contract and keep it for future reference. Capitalized terms used in this prospectus are defined where first used or in the section DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.
You (the "Contract Owner") may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options of the Pruco Life of New Jersey Variable Appreciable Account (the "Separate Account" or “Account”). The Account offers a wide variety of Variable Investment Options from the firms listed below. A complete list of the available Funds is included in this prospectus.

Advanced Series Trust	Janus Henderson
American Funds®	MFS®
BNY Mellon	Neuberger Berman
Calvert	Prudential
Fidelity® Investments	TOPS – The Optimized Portfolio System®
You may also choose to invest your Contract’s premiums and its earnings in the Fixed Rate Option, which pays a guaranteed interest rate.
____________________________________________________________________________________________________________
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on our website (www. prudential.com/eprospectus), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by going to www.prudential.com/edelivery. You may elect to receive all future reports in paper free of charge by calling 877-248-4019 .

In compliance with U.S. law, Pruco Life of New Jersey delivers this prospectus to Contract Owners that currently reside outside of the United States. In addition, we may not market or offer benefits, features, or enhancements to prospective or current Contract Owners while outside of the United States.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
The Contract may be purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money. An investment in PruLife® Custom Premier II is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

The following summaries provide a brief overview of the more significant aspects of the Contract. We provide more complete and detailed information in the subsequent sections of this prospectus and in the statement of additional information and Contract.
SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS
Brief Description Of the Contract – PruLife® Custom Premier II is a form of variable universal life insurance. A Death Benefit is paid upon the death of the insured person.
Some Contract forms/riders, features, and/or Variable Investment Options described in this prospectus may not be available through all brokers. The Contract form number for this Contract is VUL-2018. A state and/or other code may follow the form number. Your Contract's form number is located in the lower left hand corner of the first page of your Contract.
Types Of Death Benefit – You may choose from three types of Death Benefit. You may change from one Death Benefit type to another, subject to limitations, and charges may apply.

•	Type A (fixed): the Death Benefit is generally the Basic Insurance Amount you chose.

•	Type B (variable): the Death Benefit is generally the Basic Insurance Amount plus the value of the Contract Fund.

•	Type C (return of premium): the Death Benefit is generally the Basic Insurance Amount plus the total premiums paid into the Contract and less any withdrawals.
Decreasing the Basic Insurance Amount – Subject to certain limitations and charges, you have the option of decreasing the Basic Insurance Amount after the issue of the Contract.
Premium Payments – With certain exceptions, you choose the timing and the amount of premium payments.
Investment Choices – You may choose to allocate your net premiums and earnings to one or more of the available Variable Investment Options, our Fixed Rate Option, or our S&P 500® Indexed Account option, which is available as a rider to this Contract and described in a supplement to this prospectus. The S&P 500® Indexed Account option is not available through all brokers. You may change the way in which subsequent premiums are allocated. You may transfer money among your investment choices, subject to restrictions. In addition, you may use our dollar cost averaging feature or our automatic rebalancing feature.

The Contract Fund – Your net premiums paid into the Contract are held in the Contract Fund, the value of which changes daily reflecting: (1) increases or decreases in the value of the Funds; (2) interest credited on any amounts allocated to the Fixed Rate Option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options. The Contract Fund value also changes to reflect monthly deductions, any withdrawals or accelerated benefits, and any added persistency credit.
Death Benefit Protection – The Contract includes at no additional cost a No-Lapse Guarantee. This provides a conditional guarantee that can keep your Contract in effect regardless of investment performance or Contract Fund value. The No-lapse Guarantee is subject to requirements for maintaining the guarantee. The guarantee may not last for the period of time you wish to keep your Contract.
Riders – You may choose to add riders to the Contract which provide additional benefits. Additional charges may apply.
Loans – You may borrow money from us using your Contract as security for the loan. Interest charges will apply.
Withdrawals – Under certain circumstances and limitations, you may withdraw a part of the Contract's Cash Surrender Value without surrendering the Contract. Charges may apply.
Surrendering the Contract – A Contract may be surrendered for its Cash Surrender Value while the insured is living. Charges may apply.
Canceling the Contract (Right To Cancel or “Free L ook”) – Generally, you may return the Contract for a refund within 10 days after you receive it (or within any longer period of time required by state law).
SUMMARY OF CONTRACT RISKS
Contract Values Are Not Guaranteed – The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the Variable Investment Options you select.
The Variable Investment Options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the Fixed Rate Option provides a guaranteed rate of return.
Increase In Charges – In several instances we will use the terms “maximum charge” and “current charge.” The “maximum charge,” in each instance, is the highest charge that we may apply under the Contract. The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge.
Risks Of Using the Contract As a Short-Term Savings Vehicle – The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.
Risk Of Contract Lapse – On each Monthly Date we determine the value of your Contract Fund. The Contract is in default if the Contract Fund, less any applicable surrender charge and less any Contract Debt, is zero or less, unless it remains in force under the No-Lapse Guarantee. Your Contract will also be in default if at any time the Contract Debt equals or exceeds the Contract Fund less any applicable surrender charge unless it remains in force under the Overloan Protection Rider (if applicable). Poor investment performance, insufficient premium payments, withdrawals, and loans are some of the factors that could cause your Contract to lapse and you could lose your insurance coverage.
Risks Of Taking Withdrawals – Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal. A surrender charge may be deducted when any withdrawal causes a reduction in the Basic Insurance Amount. If the Basic Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract, which would result in less favorable tax treatment for loans, withdrawals, or assignments. Accessing the values in your Contract through withdrawals may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse. In addition, a withdrawal from your Contract may have tax consequences.
Risks Of Taking a Contract Loan – Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse. Taking a Contract loan will prevent any Death Benefit guarantees from protecting your Contract from lapsing. In addition, a loan from your Contract may have tax consequences.
Limitations On Transfers – Currently, we allow up to 20 transfers among the Variable Investment Options per calendar year. After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they bear an original signature in ink, are received in Good Order at a Service Office, and are sent to us by U.S. regular mail.
Only one transfer from the Fixed Rate Option is permitted during each Contract Year and the amount of the transfer is subject to strict limits.
Surrender Of the Contract – We deduct a surrender charge from the surrender proceeds. While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund. A surrender of your Contract may have tax consequences.
Potential Tax Consequences – Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. At issue, the Contract Owner chooses one of the following definition of life insurance tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. We reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance. Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance contract.

However, your Death Benefit could be subject to estate tax. In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.
Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract under Section 7702A of the Internal Revenue Code. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance Amount is made (or a rider removed). Under current tax law, pre-death distributions, including loans and assignments, are taxed less favorably under Modified Endowment Contracts. Death Benefit payments under Modified Endowment Contracts, however, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary.
Replacement Of a Contract – The replacement of life insurance is generally not in your best interest. If you are considering purchasing this Contract to replace an existing contract, you should first consider other options. In some cases, if you require additional life insurance coverage, the benefits of your existing contract can be protected by increasing the insurance amount of your existing contract, if permitted, or by purchasing an additional contract. If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing a new Contract from us and you should consult with a tax adviser.
Our Ability To Pay Benefits – All insurance benefits, including the Death Benefit, and all guarantees, including those related to the Fixed Rate Option, are general account obligations that are subject to the financial strength and claims paying ability of Pruco Life of New Jersey.
SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS
The Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940.  Each Variable Investment Option, which invests in a corresponding Fund, has its own investment objective, strategy, and associated risks, which are described in the Fund's prospectus. Before allocating net premium to a Variable Investment Option, you should read the current Fund prospectus. Fund prospectuses are available at www.prudential.com/eprospectus or by calling 800-944-8786. The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.
Amounts you allocate to the Variable Investment Options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Funds. You bear the investment risk that the Funds may not meet their investment objectives. It is possible to lose your entire investment in the Variable Investment Options.
The Contract offers Variable Investment Options through the Advanced Series Trust ("AST"). The AST Variable Investment Options are also available in variable annuity contracts we offer. Some of these variable annuity contracts offer a feature that utilizes a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with certain optional benefits. The operation of the formula in those variable annuity contracts may result in large-scale asset flows into and out of the Funds corresponding to the Variable Investment Options that are available with your Contract. These asset flows could adversely impact the Funds, including their risk profile, expenses and performance.
SUMMARY OF CHARGES AND EXPENSES
Charges Other Than Fund Expenses
The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables.
The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for purchases, surrenders, transfers and other transactions, and certain riders.

Table 1: Transaction and Optional Rider Fees
Charge	When Charge Is Deducted	Amount Deducted
Sales Charge On Premiums (load)	Deducted from premium payments.	6%
Premium-Based Administrative Charge (Charge for state and federal premium taxes and other charges that are based on premiums.)	Deducted from premium payments.	7.5%
Surrender Charge(1)
(Minimum and maximum percentage of first year Sales Load Target Premium excluding premiums for riders and extras.)
_____________
Initial surrender charge percentage for a representative Contract Owner.(2)
	Upon surrender, lapse, or decrease in Basic Insurance Amount.	45% to 100% _____________ 100%
Transfer fee	Each transfer exceeding 12 in any Contract Year.	$25
Withdrawal fee	Upon withdrawal.	$25
Basic Insurance Amount decrease fee	Upon decrease in Basic Insurance Amount.	$25
Living Needs BenefitSM Rider fee	When benefit is paid.	$150
Overloan Protection Rider fee (Percentage of the Contract Fund amount.)	One time charge upon exercising the rider benefit.	3.5%

(1)
The maximum surrender charge percentage of 100% applies to issue ages 0 to 48 in the early Contract Years. The percentage varies based on the issue age of the insured and Contract duration. The percentage reduces to zero by the end of the 10th year. For some older ages, the duration is as short as 3 years.

(2)	Representative insured is male, age 26, nonsmoker underwriting class, no ratings or extras.
The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Funds’ fees and expenses.

Table 2: Periodic Contract and Optional Rider Charges Other Than the Funds’ Operating Expenses
Charge	When Charge Is Deducted	Amount Deducted
Cost Of Insurance (“COI”) for the Basic Insurance Amount. Minimum and maximum charge per $1,000 of the Net Amount At Risk. _____________ Initial charge for a representative Contract Owner.(4)	Monthly	From $.0067 to $83.34(1)(2)(3) _____________ $0.06
Administrative charge for Basic Insurance Amount
Minimum and maximum charge (charge per $1,000 of Basic Insurance Amount plus a flat fee).
_____________
Initial charge for a representative Contract Owner.(4)
	Monthly	$0.06 to $1.74, plus $12(2)(5) _____________ $0.19 plus $12
Mortality And Expense Risk charge (Calculated as a percentage of assets in Variable Investment Options.)	Daily	0.45%(6)
Additional mortality charge for risk associated with certain health conditions, occupations, avocations, or aviation risks. (Flat extra per $1,000 of Basic Insurance Amount.)	Monthly	From $0.10 to $2.08(2)(7)
Accidental Death Benefit Rider(8) Minimum and maximum charge per $1,000 of the coverage amount. _____________ Charge for a representative Contract Owner.(4)	Monthly	From $0.05 to $0.28(2)(9) _____________ $0.06

Children Level Term Rider(8) (Charge per $1,000 of the coverage amount.)	Monthly	$0.42
Enhanced Disability Benefit Rider(8)(10) Minimum and maximum charge (percentage of the monthly benefit amount). _____________ Charge for a representative Contract Owner.(4)	Monthly	From 7.08% to 12.17%(2)(11) _____________ 7.52%
Net interest on loans(12)	Annually	1% for standard loans. 0.05% for preferred loans.

(1)
The charge varies based on the individual characteristics of the insured, including such characteristics as age, sex, and underwriting classification, as well as Basic Insurance Amount and Contract duration.

(2)
The charge shown in the table may not be representative of the charge that a particular Contract Owner will pay. You may obtain more information about the particular charges that apply to you by contacting your Pruco Life of New Jersey representative.

(3)	The highest COI rate is for an insured who is a male/female age 120.

(4)	Representative insured is male, age 26, nonsmoker underwriting class, no ratings or extras, with a $500,000 Basic Insurance Amount.

(5)	The charge varies based on the individual characteristics of the insured, including such characteristics as age, sex, and underwriting classification, as well as Basic Insurance Amount.

(6)	The daily charge is based on the effective annual rate shown.

(7)	The amount and duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk.

(8)	Duration of the charge is limited.

(9)	The charge varies based on the age and sex of the insured.

(10)	The monthly benefit amount is the greater of: 9% of the Contract's Limited No-Lapse Guarantee Premium (including premiums for riders and flat extras) and the total of all monthly deductions.

(11)	The charge varies based on the individual characteristics of the insured, including such characteristics as age, sex, and underwriting classification.

(12)
The net interest on loans reflects the net difference between a standard loan with an effective annual interest rate of 2% and an effective annual interest credit equal to 1%. Preferred loans are charged a lower effective annual interest rate. All loans are standard loans during the first 10 Contract Years. All new and existing loans will be considered preferred loans on and after the 10th Contract Anniversary.

Fund Expenses
This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each of the Funds. Fund prospectuses are available at www.prudential.com/eprospectus or by calling 800-944-8786.

Total Annual Fund Operating Expenses	Minimum	Maximum
(Expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.31%	1.24%
GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY, THE REGISTRANT, AND THE FUNDS
Pruco Life Insurance Company of New Jersey
Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", “us”, “we”, or “our”) is a stock life insurance company, organized on September 17, 1982, under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities only in the states of New Jersey and New York. Our principal executive office is located at 213 Washington Street, Newark, New Jersey 07102.
The Pruco Life of New Jersey Variable Appreciable Account
We have established a Separate Account, the Pruco Life of New Jersey Variable Appreciable Account (the "Account" or the "Registrant") to hold the assets that are associated with the Contracts. The Account was established on January 13, 1984, under New Jersey law and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "Separate Account" under the federal securities laws. The Account holds assets that are segregated from all of our other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Pruco Life of New Jersey conducts.
We are the legal owner of the assets in the Account. We will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts. In addition to these assets, the Account's assets may include funds contributed by us to commence operation of the Account and may include accumulations of the charges we make against the Account. From time to time we will transfer capital contributions to our general account. We will consider any possible adverse impact the transfer might have on the Account before making any such transfer.
Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of our other assets. The assets of the Account that are held in support of client accounts may not be charged with liabilities that arise from any other business we conduct.
We are obligated to pay all amounts promised to Contract Owners under the Contract. The obligations to Contract Owners and beneficiaries arising under the Contracts are our general corporate obligations. Guarantees and benefits within the Contract are subject to our claims paying ability.
You may invest in one or a combination of the available Variable Investment Options. When you choose a Variable Investment Option, we purchase shares of the corresponding Fund or a separate investment series of a Fund which are held as an investment for that option. We hold these shares in the Account.
The Funds
This Contract offers Funds managed by AST Investment Services, Inc. and PGIM Investments LLC, both of which are affiliated companies of Pruco Life of New Jersey (“Affiliated Funds”), and Funds managed by companies not affiliated with Pruco Life of New Jersey ("Unaffiliated Funds"). Pruco Life of New Jersey and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which Funds to offer through the Contract. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds. As indicated next to each Fund's description in the tables that follow, each Fund has one or more subadvisers that provide certain day-to-day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to offer under the Contract. Also, in some cases, we offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Funds they recommend and may benefit accordingly from allocations of Contract Fund value to the Variable Investment Options that invest in these Funds. Allocations made to all Affiliated Funds benefit us financially. See Service Fees Payable To Pruco Life of New Jersey for more information about fees and payments we may receive from the Funds and/or their affiliates.
Pruco Life of New Jersey has selected the Funds for inclusion as investment options under this Contract in Pruco Life of New Jersey’s role as issuer of this Contract. We may remove or add additional Variable Investment Options in the future. We may consider the potential risk to us of offering a Fund in light of the benefits provided by the Contract.
PGIM Investments LLC serves as the investment manager for The Prudential Series Fund ("PSF") and certain Funds of AST. PGIM Investments LLC and AST Investment Services, Inc. serve as co-investment managers of the other Funds of AST.
The investment management agreements for PSF and AST provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Fund with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Fund. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services that are deemed advisable by the Board of Trustees of the applicable Fund.
The Investment Managers or subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all AST and PSF Funds benefit us financially because fees are paid to us or our affiliates by the AST and PSF Funds. More detailed information, including a full description of these fees, is available in the Funds' prospectuses.
Each Fund is detailed in its own separate prospectus. The Fund's prospectus and statement of additional information is available at www.prudential.com/eprospectus or by calling 800-944-8786. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. We will also provide you with the prospectus for each Fund in which you invest. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Funds will be met. Please refer to the tables below to see which Variable Investment Options you may choose.
In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same Funds. Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;

(2)	changes in federal income tax law;

(3)	changes in the investment management of any Fund; or

(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.
The terms “Fund” and “portfolio” are largely used interchangeably. Some of the Funds use the term “Fund” and others use the term “portfolio” in their respective prospectuses.
A Fund may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of the publicly available mutual fund.
The tables below reflect the Funds in which the Account invests, their investment objectives, and each Fund’s investment subadvisers. For Funds with multiple subadvisers, each subadviser manages a portion of the assets for that Fund. The AST Balanced Asset Allocation Portfolio and the AST Preservation Asset Allocation Portfolio each invests primarily in shares of other Funds, which are managed by the subadvisers of those Funds.
Although the PSF Government Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Variable Investment Option. For example, when prevailing short-term interest rates are very low, the yield on the PSF Government Money Market Portfolio may be so low that, when Fund and Contract charges are deducted, you experience a negative return.

Affiliated Funds
Fund	Investment Objective Summary	Subadviser
ADVANCED SERIES TRUST
AST Balanced Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC; QMA LLC
AST BlackRock Global Strategies Portfolio	Seeks a high total return consistent with a moderate level of risk.	BlackRock Financial Management, Inc.; BlackRock International Limited
AST BlackRock Low Duration Bond Portfolio	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Financial Management, Inc.; BlackRock International Limited; BlackRock (Singapore) Limited
AST BlackRock/Loomis Sayles Bond Portfolio	Seek to maximize total return, consistent with preservation of capital and prudent investment management.	BlackRock Financial Management, Inc.; BlackRock International Limited; BlackRock (Singapore) Limited; Loomis, Sayles & Company, L.P.
AST Cohen & Steers Realty Portfolio	Seeks to maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.
AST Hotchkis & Wiley Large-Cap Value Portfolio	Seeks current income and long-term growth of income, as well as capital appreciation.	Hotchkis & Wiley Capital Management, LLC
AST International Value Portfolio	Seeks capital growth.	Lazard Asset Management LLC; LSV Asset Management
AST J.P. Morgan International Equity Portfolio	Seeks capital growth.	J.P. Morgan Investment Management, Inc.
AST J.P. Morgan Strategic Opportunities Portfolio	Seeks to maximize return compared to the benchmark through security selection and tactical asset allocation.	J.P. Morgan Investment Management, Inc.
AST Loomis Sayles Large-Cap Growth Portfolio	Seeks capital growth. Income realization is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.	Loomis, Sayles & Company, L.P.
AST MFS Global Equity Portfolio	Seeks capital growth.	Massachusetts Financial Services Company
AST MFS Growth Portfolio	Seeks long-term capital growth and future, rather than current income.	Massachusetts Financial Services Company
AST Mid-Cap Growth Portfolio	Seeks long-term growth of capital.	Massachusetts Financial Services Company; Victory Capital Management Inc.
AST Preservation Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC; QMA LLC
AST Small-Cap Growth Portfolio	Seeks long-term capital growth.	Emerald Mutual Fund Advisers Trust; UBS Asset Management (Americas) Inc.
AST Small-Cap Growth Opportunities Portfolio	Seeks capital growth.	Victory Capital Management Inc.; Wellington Management Company, LLP
AST Small-Cap Value Portfolio	Seeks to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.	J.P. Morgan Investment Management, Inc.; LMCG Investments, LLC
AST T. Rowe Price Large-Cap Growth Portfolio
Seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.
T. Rowe Price Associates, Inc.
AST T. Rowe Price Large-Cap Value Portfolio	Seeks maximum growth of capital by investing primarily in the value stocks of larger companies.	T. Rowe Price Associates, Inc.

Affiliated Funds
Fund	Investment Objective Summary	Subadviser
AST T. Rowe Price Natural Resources Portfolio
Seeks long-term capital growth primarily through the investment in the common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.
T. Rowe Price Associates, Inc.
AST Templeton Global Bond Portfolio	Seeks to provide current income with capital appreciation and growth of income.	Franklin Advisers, Inc.
AST Wellington Management Hedged Equity Portfolio
Seeks to outperform a mix of 50% Russell 3000 Index, 20% MSCI Europe, Australasia and the Far East (EAFE) Index, and 30% Bank of America Merrill Lynch Three-Month US Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in the Portfolio's subadviser's equity investment strategies.
Wellington Management Company LLP
PRUDENTIAL SERIES FUND
PSF Conservative Balanced Portfolio - Class I	Seeks total investment return consistent with a conservatively managed diversified portfolio.	PGIM Fixed Income; PGIM Limited; QMA LLC
PSF Diversified Bond Portfolio - Class I	Seeks a high level of income over a longer term while providing reasonable safety of capital.	PGIM Fixed Income; PGIM Limited
PSF Equity Portfolio - Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Global Portfolio - Class I	Seeks long-term growth of capital.	Brown Advisory, LLC; LSV Asset Management; QMA LLC; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC
PSF Government Money Market Portfolio - Class I	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF High Yield Bond Portfolio - Class I	Seeks high total return.	PGIM Fixed Income; PGIM Limited
PSF Jennison Portfolio - Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Jennison 20/20 Focus Portfolio - Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Natural Resources Portfolio - Class I	Seeks long-term growth of capital.	Allianz Global Investors U.S. LLC
PSF Small Capitalization Stock Portfolio - Class I	Seeks long-term growth of capital.	QMA LLC
PSF SP International Growth Portfolio - Class I	Seeks long-term growth of capital.	Jennison Associates LLC; Neuberger Berman Investment Advisers LLC ; William Blair Investment Management, LLC
PSF SP Prudential U.S. Emerging Growth Portfolio - Class I	Seeks long-term capital appreciation.	J.P. Morgan Investment Management, Inc.
PSF SP Small Cap Value Portfolio - Class I	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
PSF Stock Index Portfolio - Class I	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC
PSF Value Portfolio - Class I	Seeks capital appreciation.	Jennison Associates LLC

Unaffiliated Funds
Fund	Investment Objective Summary	Investment Adviser/Subadviser
AMERICAN FUNDS INSURANCE SERIES®
American Funds Insurance Series® Growth Fund - Class 2	Seeks to provide growth of capital.	Capital Research and Management CompanySM
American Funds Insurance Series® Growth-Income Fund - Class 2	Seeks to achieve long-term growth of capital and income.	Capital Research and Management CompanySM
American Funds Insurance Series® International Fund - Class 2	Seeks to provide long-term growth of capital.	Capital Research and Management CompanySM
BNY MELLON
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Service Shares	Seeks long-term capital appreciation.	BNY Mellon Corporation/Newton Investment Management Limited
BNY MELLON INVESTMENT PORTFOLIOS
BNY Mellon MidCap Stock Portfolio - Service Shares
Seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400® Index (S&P 400).
BNY Mellon Corporation
CALVERT VARIABLE PRODUCTS. INC.
Calvert VP EAFE International Index Portfolio - Class F	Seeks investment results that correspond to the total return performance of common stocks as represented by the MSCI EAFE Index.	Calvert Research and Management
Calvert VP NASDAQ 100 Index Portfolio - Class F	Seeks investment results that correspond to the investment performance of U.S. common stacks, as represented by the NASDAQ 100 Index.	Calvert Research and Management
Calvert VP S&P MidCap 400 Portfolio - Class F	Seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index.	Calvert Research and Management
FIDELITY® VARIABLE INSURANCE PRODUCTS
Fidelity® VIP Mid Cap Portfolio - Service Class 2	Seeks long-term growth of capital.	Fidelity Management & Research Company LLC (FMR) and other investment advisers
JANUS ASPEN SERIES
Janus Henderson Overseas Portfolio - Service Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
MFS® VARIABLE INSURANCE TRUST
MFS® Utilities Series - Initial Class	Seeks total return.	Massachusetts Financial Services Company
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Neuberger Berman AMT Sustainable Equity Portfolio - Class S	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.	Neuberger Berman Investment Advisers LLC
TOPS - THE OPTIMIZED PORTFOLIO SYSTEM®
TOPS® Aggressive Growth ETF Portfolio - Class 2	Seeks capital appreciation.	ValMark Advisers, Inc./Milliman Inc.
TOPS® Balanced ETF Portfolio - Class 2	Seeks income and capital appreciation.	ValMark Advisers, Inc./Milliman Inc.
TOPS® Conservative ETF Portfolio - Class 2	Seeks to preserve capital and provide moderate income and moderate capital appreciation.	ValMark Advisers, Inc./Milliman Inc.
TOPS® Growth ETF Portfolio - Class 2	Seeks capital appreciation.	ValMark Advisers, Inc./Milliman Inc.
TOPS® Managed Risk Balanced ETF Portfolio - Class 2	Seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.	ValMark Advisers, Inc./Milliman Inc.

Unaffiliated Funds
Fund	Investment Objective Summary	Investment Adviser/Subadviser
TOPS® Managed Risk Growth ETF Portfolio - Class 2	Seeks capital appreciation with less volatility than the equity markets as a whole.	ValMark Advisers, Inc./Milliman Inc.
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2	Seeks capital appreciation with less volatility than the equity markets as a whole.	ValMark Advisers, Inc./Milliman Inc.
TOPS® Moderate Growth ETF Portfolio - Class 2	Seeks capital appreciation.	ValMark Advisers, Inc./Milliman Inc.
Service Fees Payable To Pruco Life of New Jersey
We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially.
We receive Rule 12b-1 fees which compensate us and our affiliate, Pruco Securities, LLC ("Pruco Securities"), for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Contract Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2020 , the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.55% of the average assets allocated to the Fund under the Contract. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Contract.
In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.
In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Companies related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
AST Funds
This Contract offers Variable Investment Options that invest in Funds offered through AST. The AST Variable Investment Options are also available in variable annuity contracts we offer. Some of these variable annuity contracts offer optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each annuity contract owner’s account value daily and, if necessary, will systematically transfer amounts among investment options. The formula transfers assets between the Variable Investment Options for those variable annuity contracts and an AST bond fund (the AST bond fund is not available in connection with the life Contracts offered through this prospectus). You should be aware that the operation of the formula in those variable annuity contracts may result in large-scale asset flows into and out of the Funds corresponding to the Variable Investment Options that are available with your Contract. These asset flows could adversely impact the Funds, including their risk profile, expenses and performance. Because transfers between the Variable Investment Options and the AST bond fund can be frequent and the amount transferred can vary from day to day, any of the Funds could experience the following effects, among others:

(a)
a Fund’s investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the Fund’s investment strategy;

(b)
the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and

(c)
a Fund may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Fund compared to other similar funds.

The efficient operation of the asset flows among Funds triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Fund to another Fund, which in turn could adversely impact performance.
Before you allocate to the Variable Investment Options with the AST Funds listed above, you should consider the potential effects on the Funds that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Contract. Please work with your financial professional to determine which Variable Investment Options are appropriate for your needs.
Voting Rights
We are the legal owner of the shares of the Funds associated with the Variable Investment Options. However, we vote the shares according to voting instructions we receive from Contract Owners. We will mail you a proxy, which is a form you need to complete and return to us, to inform us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when that Fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the Fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of Contract Owners who actually vote will determine the ultimate outcome. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the Fund that require a vote of shareholders. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We reserve the right to change the voting procedures described above if applicable federal securities laws or SEC rules change in the future.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Funds or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action in the next available annual or semi-annual report.
Substitution Of Variable Investment Options
We may substitute one or more of the available Variable Investment Options. We may terminate the availability of any

Variable Investment Option at any time. If we do so, you will no longer be permitted to allocate additional investments to the option, either by premium payment or transfer. We would not do this without any necessary SEC and/or state approval. You will be given specific notice in advance of any substitution we intend to make.
The Fixed Rate Option
You may choose to allocate, initially or by transfer, all or part of your Contract Fund to the Fixed Rate Option. Amounts in the Fixed Rate Option are part of our general account. The general account consists of all assets owned by us other than those in the Account and in other separate accounts that have been or may be established by us. Subject to applicable law, we have sole discretion over the investment of the general account assets, and Contract Owners do not share in the investment experience of those assets. Instead, we guarantee that the part of the Contract Fund allocated to the Fixed Rate Option will accrue interest daily at an effective annual rate that we declare periodically, but not less than an effective annual rate of 1%. We are not obligated to credit interest at a rate higher than an effective annual rate of 1%, although we may do so. The fulfillment of our guarantee under this benefit is dependent on our claims paying ability and financial strength.
Transfers out of the Fixed Rate Option are subject to limits. See Transfers/Restrictions On Transfers. The payment of any Cash Surrender Value attributable to the Fixed Rate Option may be delayed up to six months. See When Proceeds Are Paid.
Because of exemptive and exclusionary provisions, interests in the Fixed Rate Option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the Fixed Rate Option are not subject to the provisions of these Acts. Any inaccurate or misleading disclosure regarding the Fixed Rate Option may, however, be subject to certain generally applicable provisions of federal securities laws.
CHARGES AND EXPENSES
There are Contract charges and Fund expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below. Most charges, although not all, are made by reducing the Contract Fund. Unless you direct otherwise, monthly charges are generally deducted proportionately from the dollar amounts held in each of the investment options. See Allocated Charges.
When describing the Contract's charges, in several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest charge that we may make under the Contract. The "current charge", in each instance, is the amount that we now charge, which may be lower than the maximum charge. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge. We will supplement this prospectus to reflect any increase in a current Contract charge, up to the maximum Contract charge, before the change is implemented.
Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. Any changes to any of these current charges will be in consideration of one or more factors such as mortality, expenses, taxes, interest, investment experience, Contract funding, Net Amount At Risk, profit and/or persistency, which is the length of time Contracts like this one and other contracts stay in effect. Premium-based administrative charges will be set at one rate for all Contracts like this one. Changes in other charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.
The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

Sales Charge On Premium
We may charge up to 6% of premiums received in all Contract Years. This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature. Currently, we charge 1.5% of premiums for sales expenses in the first eight Contract Years, 1.25% in Contract Years nine through 10, and zero thereafter.
Premium-Based Administrative Charge
We may charge up to 7.5% of premiums received for a premium-based administrative charge, which includes any federal, state or local income, premium, excise, or business tax or any other type of charge (or component thereof) measured by or based upon the amount of premium we receive. This charge is made up of two parts, which currently equal a total of 3.25% of the premiums received.
The first part is a charge for state and local premium taxes. The current amount for this first part is 2.5% of the premium and is our estimate of the average burden of state taxes generally. The rate applies uniformly to all Contract Owners without regard to location of residence. We may collect more for this charge than we actually pay for state and local premium taxes.
The second part is a charge for federal income taxes measured by premiums. The current amount for this second part is 0.75% of the premium. We believe that this charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax. See Company Taxes.
Surrender Charge
We assess a surrender charge if the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change) during the surrender charge period. These surrender charges compensate us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured’s rating class, and establishing records. The surrender charge is a percentage of the first year’s Sales Load Target Premium, excluding premiums for riders, and is determined at the time the Contract is issued. The percentage and duration of a surrender charge vary by issue age. The surrender charge is reduced to zero by the end of the 10th Contract Year. While the amount of the surrender charge decreases over time, it may be a substantial portion of, or even equal to, your Contract Fund. We do not deduct a surrender charge from the Death Benefit if the insured dies during this period.
The chart below shows maximum percentages for all ages at the beginning of the first Contract Year and the end of the last Contract Year that a surrender charge may be payable. A schedule showing the maximum surrender charge for a full surrender occurring each year that a surrender charge may be payable is found in the data pages of your Contract.

Percentages For Determining Surrender Charges
Issue Age	Percentage of Sales Load Target Premium, excluding premiums for riders, at start of year 1	Reduces to zero at the end of year
0-8	100%	10
9-14	100%	9
15-17	100%	8
18-48	100%	6
49-52	80%	6
53-59	80%	5
60-61	50%	5
62-64	50%	4
65	50%	3
66 and above	45%	3
The chart below provides an example of the surrender charge applied to a representative Contract Owner. You may obtain more information about the particular surrender charge percentage that applies to you by contacting your Pruco Life of New Jersey representative.

Sample Surrender Charges Representative insured: male, age 26 at Contract issuance
Surrender occurring during Contract Year:	Percentage of first year Sales Load Target Premium, excluding premiums for riders:
1	100%
2	100%
3	100%
4	96%
5	66%
6	32%
7+	0%
If, during the first 10 Contract Years, the Basic Insurance Amount is decreased (including as a result of a withdrawal or a change in type of Death Benefit), we may deduct a percentage of the surrender charge. The percentage will be the amount by which the new Basic Insurance Amount is less than the threshold amount, divided by the threshold amount. The threshold amount is the lowest Basic Insurance Amount since the Contract was issued. After this transaction, a corresponding new surrender charge schedule will be determined to reflect that portion of the surrender charge deducted in the past.
Cost Of Insurance
We deduct a monthly cost of insurance ("COI") charge from the Contract Fund. The purpose of this charge is to compensate us for the cost of providing insurance coverage. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract Debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract. The COI charges collected from all Contract Owners enables us to pay this larger Death Benefit.
The COI charge (current or maximum) is determined by taking the Net Amount At Risk, dividing by 1,000, and multiplying by the applicable COI rate. The current COI rates in effect at any given time vary by Basic Insurance Amount and Contract duration, as well as the issue age, sex, and underwriting classification of the insured. The rates generally increase over time but are never more than the maximum amount listed in the Contract's data pages. The maximum COI rates are based upon the 2017 Commissioner's Standard Ordinary (“CSO”) Mortality Tables and vary by sex, smoker classification, and Attained Age of the insured. Our current COI rates range from $0.0064 to $82.50 per $1,000 of Net Amount At Risk.
COI rates are applied to the Net Amount At Risk to determine the COI charge. Generally, a higher Contract Fund value in relation to the Death Benefit will result in a lower Net Amount At Risk and lower COI charge. A lower Contract Fund value in relation to the Death Benefit will result in a higher Net Amount At Risk and a higher COI charge. For Contracts with a Type A Death Benefit, the Net Amount At Risk generally changes as the Contract Fund changes. For Contracts with a Type B Death Benefit, the Net Amount At Risk generally does not change as the Contract Fund changes. For Contracts with a Type C Death Benefit, the Net Amount At Risk generally changes as the Contract Fund changes and as premium payments are made. See Types Of Death Benefit.
The following table provides hypothetical examples of the Net Amount At Risk’s role in determining COI charges. The examples assume a $500,000 Basic Insurance Amount, the Death Benefit meets the definition of life insurance test, and a current monthly COI rate of $1.00 per $1,000 of Net Amount At Risk.

Example Net Amount At Risk Scenarios
Death Benefit Type	Death Benefit amount	Contract Fund value	Net Amount At Risk	Month’s COI charge
Type A	$500,000	$50,000	$450,000	$450.00
Type A	$500,000	$125,000	$375,000	$375.00
Type B	$550,000	$50,000	$500,000	$500.00
Type B	$625,000	$125,000	$500,000	$500.00
Type C*	$525,000	$50,000	$475,000	$475.00
Type C**	$575,000	$125,000	$450,000	$450.00
*assumes $25,000 in total premiums paid less withdrawals. **assumes $75,000 in total premiums paid less withdrawals.
Because the Net Amount At Risk is based on your Death Benefit and your Contract Fund, it may be impacted by such factors as investment performance, charges, fees, and premium payments. Paying less premiums, paying premiums late, experiencing poor investment performance, and/or earning less interest may reduce Contract Fund value and increase the Net Amount At Risk, and may also cause the Contract to lapse earlier unless additional premiums are paid. Similarly, paying more premiums, paying premiums earlier, experiencing better market performance, and/or earning more interest may increase Contract Fund value and, in some cases, lower the Net Amount At Risk on which COI charges are based.
Administrative Charge For Basic Insurance Amount
In addition to the COI charge, each month we deduct from the Contract Fund an administrative charge for the Basic Insurance Amount. This charge is made up of two parts and is intended to compensate us for things like processing claims, keeping records, and communicating with Contract Owners.

(1)	The first part of the charge is a flat monthly fee of $12 per month.

(2)
The second part of the charge is an amount per $1,000 of the Basic Insurance Amount. The rate varies by the insured's issue age, sex, and underwriting classification, as well as Basic Insurance Amount. Generally, the rate per $1,000 is higher for older issue ages and for higher risk underwriting classifications. Currently, we deduct this part of the charge during the first 10 Contract Years.
The following table provides examples of the initial administrative charge per $1,000 of Basic Insurance Amount. The examples assume a Contract with a $500,000 Basic Insurance Amount at issue.

Sample Administrative Charges:
Issue Age	Male Nonsmoker	Male Smoker	Female Nonsmoker	Female Smoker
35	$0.22	$0.28	$0.20	$0.28
55	$0.35	$0.84	$0.29	$0.65
75	$1.03	$1.42	$0.78	$1.22
The highest charge per $1,000 is $1.74 and applies to Contracts with lower Basic Insurance Amounts and with insureds who are male, smoker, age 85 in the worst rating classes. The lowest charge per $1,000 is $0.06 and applies to younger female issue ages. The amount of the maximum charge that applies to your particular Contract is shown on the Contract’s data pages.
Mortality And Expense Risk Charge
Each day we deduct a charge from the assets of the Variable Investment Options in an amount equivalent to an effective annual rate of up to 0.45%. Currently, we charge 0.10%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined. The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges. This charge is not assessed against amounts allocated to the Fixed Rate Option.
Additional Mortality Charge For Certain Risks
We may assess an additional charge on a permanent or temporary basis for unique or specific mortality risks that exceed our standard underwriting guidelines. This additional monthly charge or "flat extra" is charged as a dollar amount per $1,000 of Basic Insurance Amount.
Generally, a permanent flat extra rating is assessed for non-medical risks such as aviation. A temporary flat extra charge is used in scenarios where mortality risk is higher in the earlier Contract Years and reduces in later years, such as may be the case for certain occupational and avocational risks and for some insureds with cancer histories. The actual dollar amounts are initially determined through the research completed for the activity or impairment during the underwriting process. The flat extra charge per $1,000 will vary based on individual circumstances of the insured, including issue age, type of risk, and the frequency of exposure to the risk.
Transaction Charges

(a)	We may charge a transfer fee of up to $25 for each transfer exceeding 12 in any Contract Year. Currently, we do not charge a transaction fee for transfers. See Transfers/Restrictions On Transfers.

(b)
We may charge a withdrawal fee of up to $25 in connection with each withdrawal. Currently, we do not charge a transaction fee for withdrawals. A surrender charge may apply. See Surrender Charge and Withdrawals.

(c)	We may charge a Basic Insurance Amount decrease fee of up to $25 for any decrease in Basic Insurance Amount. Currently,

we do not charge a transaction fee for a decrease in the Basic Insurance Amount. A surrender charge may apply. See Surrender Charge and Decreases In Basic Insurance Amount.
Charges For Rider Coverage
You may add one or more riders to the Contract. The following riders are charged for separately. See RIDERS.
Accidental Death Benefit Rider – We deduct a monthly charge for this rider, which provides an additional Death Benefit if the insured’s death is accidental. The charge ranges from $0.05 to $0.28 per $1,000 of coverage based on issue age and sex of the insured, and is charged until the first Contract Anniversary on or after the insured’s 100th birthday.
Children Level Term Rider – We deduct a monthly charge for this rider, which provides term life insurance on all dependent children that are covered under this rider. The charge is $0.42 per $1,000 of coverage and is charged until the earliest of: the primary insured’s death, the first Contract Anniversary on or after the primary insured’s 75th birthday, or you notify us to discontinue the rider coverage. Rider charges may continue even after coverage on your last covered child has ended. If your children are no longer covered under the rider and you do not expect to have additional children who would be covered, consider discontinuing the rider.
Enhanced Disability Benefit Rider – We deduct a monthly charge for this rider, which provides a monthly benefit amount to the Contract Fund while the insured is totally disabled. The current charge is based on issue age, sex, and underwriting classification of the insured. The charge ranges from 7.08% to 12.17% of the monthly benefit amount and is charged until the first Contract Anniversary on or after the insured’s 65th birthday. The monthly benefit amount is the greater of: 9% of the Contract's Limited No-Lapse Guarantee Premium (including premiums for riders and flat extras) and the total of all monthly deductions.
Living Needs BenefitSM Rider – We deduct a fee of up to $150 if you exercise this rider, which allows you to receive an accelerated payment of the Death Benefit if the insured becomes terminally ill.
Overloan Protection Rider – We deduct a fee of 3.5% of your Contract Fund amount if you exercise this rider, which may guarantee protection against lapse due to Contract Debt.
Net Interest On Loans
Interest charged on a loan accrues daily. We charge interest on the full loan amount, including all unpaid interest. Interest is due on the earlier of each Contract Anniversary or when the loan is paid back. The net interest on loans reflects the net difference between the interest rates charged and credited. A standard loan has an effective annual interest rate of 2%. A preferred loan has an effective annual interest rate of 1.05%. All loans have an effective annual interest credit equal to 1%. See Loans.
Fund Expenses
As described in each Fund's prospectus, fees are deducted from and expenses are paid out of the assets in the Fund. Fund prospectuses are available at www.prudential.com/eprospectus or by calling 800-944-8786. If a change in a Fund's expenses increases the maximum Total Annual Fund Operating Expenses, as presented under SUMMARY OF CHARGES AND EXPENSES, we will supplement this prospectus upon notification of this change from the Fund.
Allocated Charges
You may select up to two investment options from which we deduct your Contract's monthly charges. Monthly charges include the: (1) COI charge, (2) administrative charge for Basic Insurance Amount, (3) applicable rider charges, and (4) any additional mortality charge for extra risk classification. Allocations must be designated in whole percentages and total 100%. For example, 33% can be selected but 33⅓% cannot.
If there are insufficient funds in one or both of your selected investment options to cover the monthly charges, the selected investment option(s) will be reduced to zero. Any remaining charge will generally be deducted from your other investment choices proportionately to the dollar amount in each.
Charges After Age 121
Beginning on the first Contract Anniversary on or after the insured’s 121st birthday, we will no longer accept premiums or deduct monthly charges from the Contract Fund. You may continue the Contract until the insured's death, or until you surrender the Contract for its Cash Surrender Value. You may continue to make transfers, loans, loan repayments, and withdrawals, subject to the limitations on these transactions described elsewhere in this prospectus. We will continue to make daily deductions for mortality and expense risk charges, and the Funds will continue to charge operating expenses if you have amounts in the Variable Investment Options. Any Contract loan will remain outstanding and continue to accrue interest until it is repaid. The Contract can only lapse if Contract Debt grows to be equal to or more than the cash value.
PERSONS HAVING RIGHTS UNDER THE CONTRACT
Contract Owner
Generally, the Contract Owner is the insured. There are circumstances when the Contract Owner is not the insured. There may also be more than one Contract Owner. If the Contract Owner is not the insured or there is more than one Contract Owner, they will be named in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.
You may change the ownership of the Contract by sending us a request. We may ask you to send us the Contract to be endorsed. Once we receive your request in Good Order at our Service Office, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request, unless a future effective date is specified by you. Any rights created by your request will not apply to any payments we have made or actions we have taken before the request was received in Good

Order at our Service Office or the chosen effective date of the request.
While the insured is living, the Contract Owner is entitled to any Contract benefit and value. Only the Contract Owner is generally entitled to exercise any right and privilege granted by the Contract or granted by us. For example, the Contract Owner is generally entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary. If the Contract is jointly owned, the exercise of any right or privilege under this Contract must be made by all Contract Owners.
Beneficiary
The beneficiary is entitled to receive any benefit payable on the death of the insured. You may designate or change a beneficiary by sending us a request. We may ask you to send us the Contract to be endorsed. Once we receive your request in Good Order at our Service Office, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request, unless a future effective date is specified by you. If, however, we make any payment(s) before we receive the request in Good Order at our Service Office, or the chosen effective date of the request, we will not have to make the payment(s) again. When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.
OTHER GENERAL CONTRACT PROVISIONS
Canceling the Contract ("Fr ee Lo ok")
Generally, you may return the Contract for a refund within 10 days (60 days for certain circumstances) after you receive it. You will receive a refund of all premium payments made, less any applicable federal and/or state income tax withholding. A Contract returned according to this provision shall be deemed void from the beginning. The free-look period will be stated on the first page of your Contract.
Assignment
You may request an assignment of the Contract by sending us a request. We may ask you to send us the Contract to be endorsed. Once we receive your request in Good Order at our Service Office, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request, unless a future effective date is specified by you.
This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without our consent. We assume no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at our Service Office. Any rights created by your request will not apply to any payments we have made or actions we have taken before the assignment was received in Good Order and recorded at our Service Office or the chosen effective date of your request.
Incontestability
We will not contest the Contract after it has been in force during the insured’s lifetime for two years from the Contract Date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.
Misstatement Of Age Or Sex
If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex. Adjustments to the Death Benefit for misstatements of age or sex are not restricted to the incontestability provision described above.
Suicide Exclusion
Generally, if the insured dies by suicide within two years from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.
RIDERS
Contract Owners may be able to obtain extra fixed benefits, which may require additional charges. These optional insurance benefits will be described in what is known as a "rider" to the Contract. All riders are only available at Contract issuance, except as noted. The available riders include the following (as described more fully below):

•	Accidential Death Benefit Rider, which provides an additional Death Benefit that is payable if the insured's death is accidental.

•	Children Level Term Rider, which provides term life insurance coverage on the life of the insured's covered children.

•	Enhanced Disability Benefit Rider, which pays a monthly benefit amount into the Contract if the insured is totally disabled.

•
Living Needs BenefitSM Rider, which allows you to elect to receive an accelerated payment of all or part of the Death Benefit, adjusted to reflect current value, if the insured becomes terminally ill. This rider may be added after Contract issuance, subject to our underwriting requirements.

•	Overloan Protection Rider, which if exercised, guarantees protection against lapse due to loans, even if the Contract Debt exceeds the accumulated Cash Surrender Value of your Contract.

•	S&P 500® Indexed Account Rider, which is an investment option under the Contract described in a supplement to this prospectus. This rider (and the supplement) is not available through all brokers.
We believe that there are sufficient insurance elements and guarantees with respect to this rider to qualify for an exemption from registration under the federal securities laws under Section 3(a) (8) of the Securities Act of 1933 and Section 989J(a)(1)-(3) of the Dodd-Frank Wall Street Reform and Consumer Protection Act.  Therefore, this rider has not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.  Accordingly, this rider is not subject to the provisions of these Acts.  Any inaccurate or misleading disclosure regarding the rider is subject to certain generally applicable provisions of federal securities laws.
The S&P 500® Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Prudential for itself and affiliates including Pruco Life of New Jersey.  Standard & Poor’s®,  S&P®, and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC  (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain  purposes by Pruco Life of New Jersey.  Pruco Life of New Jersey's products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of purchasing such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index. S&P 500® index values are exclusive of dividends.
We will not pay a benefit under the Accidental Death Benefit Rider or make payments under the Enhanced Disability Benefit Rider for any death or injury that is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.
Some riders may depend on the performance of the Contract Fund. Rider benefits will no longer be available if the Contract lapses, or if you choose to keep the Contract in force under the Overloan Protection Rider. Some riders may not be available through all brokers and some riders are not available in conjunction with other riders, and certain restrictions may apply as set forth below. A Pruco Life of New Jersey representative can explain all of these extra benefits further. We will provide samples of the provisions upon receiving a written request.
Accidental Death Benefit Rider
The Accidental Death Benefit Rider provides an additional Death Benefit that is payable if the insured's death is accidental, as defined in the benefit provision. A death resulting from injury must occur no more than 90 days after the injury. This benefit will end on the earliest of: the end of the day before the first Contract Anniversary on or after the insured’s 100th birthday and the first Monthly Date on or after the date a request to discontinue the rider is received in Good Order at a Service Office. This rider is not available on Contracts that have the Overloan Protection Rider.
Children Level Term Rider
The Children Level Term Rider provides term life insurance coverage on the life of the insured's dependent children, as defined in the benefit provision. The rider coverage on each dependent insured will end on the earliest of: (1) the end of the day before the first Contract Anniversary on or after the primary insured’s 75th birthday, (2) the end of the day before the first Contract Anniversary on or after the child’s 25th birthday, (3) the end of the day before the date a rider is converted to a new Contract, and (4) the first Monthly Date on or after the date a request to discontinue the rider is received in Good Order at a Service Office.
Enhanced Disability Benefit Rider
The Enhanced Disability Benefit Rider pays a monthly benefit amount into the Contract Fund if the insured is totally disabled, as defined in the benefit provision. The rider coverage will end as of the first Contract Anniversary on or after the insured’s 65th birthday. For total disability occurring on or after the first Contract Anniversary following the insured’s 60th birthday, payments will only be made until the month before the first Contract Anniversary following the insured’s 65th birthday and while the insured remains totally disabled. This rider is not available on Contracts with a Type C Death Benefit.
Living Needs BenefitSM Rider
The Living Needs BenefitSM Rider allows you to elect to receive an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, when the insured is terminally ill. The adjusted Death Benefit will always be less than the Death Benefit, but will not be less than the Contract’s Cash Surrender Value.
The terminal illness benefit is available on the Living Needs BenefitSM Rider when a licensed physician certifies the insured as terminally ill with a life expectancy of six months or less. When that evidence is provided and confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs BenefitSM. The Contract Owner will receive this benefit in a single sum.
All or part of the Contract's Death Benefit may be accelerated. If the benefit is only partially accelerated, a Death Benefit of at least $25,000 must remain under the Contract. The minimum amount that may be accelerated for a Living Needs BenefitSM claim is $50,000. However, we currently have an administrative practice to allow a reduced minimum of $25,000. We reserve the right to discontinue this administrative practice in a non-discriminatory manner and we will notify you prior to discontinuing this practice.
No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of Living Needs BenefitSM that is available to an eligible Contract Owner, and the effect on the Contract if less than the entire Death Benefit is accelerated.
You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs BenefitSM to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related Contracts, the Living Needs BenefitSM is excluded from income if the insured is terminally ill or chronically ill as defined in any applicable tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before electing to receive this benefit. Receipt of a Living Needs BenefitSM payment may also affect your eligibility for certain government benefits or entitlements.
Overloan Protection Rider
The Overloan Protection Rider guarantees protection against lapse due to loans, even if the Contract Debt exceeds the accumulated cash value of your Contract Fund. This rider is only available when Guideline Premium is selected as the definition of life insurance test.
The following eligibility requirements must be met to exercise the rider:

(a)	We must receive a written request in Good Order to exercise the rider benefits;

(b)	The Contract must be in force for the later of 15 years and the Contract Anniversary after the insured’s 75th birthday;

(c)	Contract Debt must exceed the Basic Insurance Amount;

(d)	Contract Debt must be a minimum of 95% of the cash value;

(e)	The Cash Surrender Value must be sufficient to pay the cost of exercising the rider; and

(f)	Your Contract must not be classified as a Modified Endowment Contract and must not qualify as a Modified Endowment Contract as a result of exercising this rider.
We will send you a notification upon your becoming eligible for this benefit. If you exercise this rider, you may no longer execute the reduced paid-up option. Doing so would cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment Of Contract Benefits.
When you exercise the rider, the effective date will be the next date that monthly charges are deducted following our receipt of your request in Good Order at a Service Office. Decreases to your Basic Insurance Amount, rating reductions, and withdrawals will no longer be permitted. The charges and benefits of other riders available under your Contract will be discontinued, except for the Living Needs BenefitSM Rider.
Any unloaned Contract Fund value remaining in the Variable Investment Options will be transferred to the Fixed Rate Option. Additionally, fund transfers into any of the Variable Investment Options will no longer be permitted. Any auto-rebalancing, dollar cost averaging, allocated charges, or premium allocation instructions will be discontinued.
Premium payments will no longer be accepted for the Contract. Instead, all payments received will be applied as loan or loan interest repayments. We will no longer send any regularly scheduled bills, and electronic fund transfer of premium payments will be cancelled.
If you have a Type B (variable) or Type C (return of premium) Death Benefit, we will change it to a Type A (fixed) Death Benefit. You will no longer be permitted to make Death Benefit changes as long as your Contract remains in force under the Overloan Protection Rider. The Basic Insurance Amount will be set equal to the Death Benefit at the time the rider is exercised. From that point onward, the Death Benefit will be the greater of the Type A Death Benefit and the amount of the Contract Debt multiplied by the Attained Age factor that applies. The Attained Age factors are shown in your Contract. See Types Of Death Benefit and Tax Treatment Of Contract Benefits.
Please note that the IRS may take a position that the outstanding loan balance should be treated as a distribution when the Contract Owner elects the Overloan Protection Rider benefit. Distributions are subject to income tax. Were the IRS to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract's loan provisions, but cannot guarantee that such efforts would be successful. You should consult a tax adviser as to the tax risks associated with exercising the Overloan Protection Rider.
REQUIREMENTS FOR ISSUANCE OF A CONTRACT
Generally, the Contract may be issued on insureds through age 85 for Contracts with Type A or Type B Death Benefits and through age 75 for Contracts with Type C Death Benefit. Currently, the minimum Basic Insurance Amount is $50,000 for insureds under the issue age of 18, $75,000 for insureds issue ages 18-75, $100,000 for insureds issue ages 76-80, and $250,000 for insureds issue ages 81-85). The minimum Basic Insurance Amount for Contracts issued with a Type C Death Benefit is $250,000. See Types Of Death Benefit.
We require evidence of insurability, which may include a medical examination, before issuing any Contract. Preferred best nonsmokers are offered more favorable cost of insurance rates than smokers. We charge a higher cost of insurance rate and/or an extra amount if an additional mortality risk is involved. We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.
Underwriting Procedures
When you express interest in obtaining a Contract from us, you may apply for coverage through either (1) a long form application or (2) our worksheet process. When using the long form application, a registered representative completes a full application and submits it to us to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, a broker-dealer affiliate of Prudential, or in some cases, a broker-dealer not directly affiliated with Prudential. When using the worksheet process, a registered representative typically collects enough information to start the underwriting process. The remaining information is obtained directly from the proposed insured.

Regardless of the underwriting process followed, once we receive the necessary information, which may include physicians' statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.
Some requests for coverage that registered representatives submit through the worksheet process may qualify for accelerated underwriting. We will use information you provide on your application, information from third party information providers and other information to determine if we will accept the risk without a medical exam, which would otherwise be required. Depending on your circumstances, accelerated underwriting could affect our willingness to accept the risk. Also, this may result in lower or higher Contract costs since the information we collect may be different than what we collect for applications that do not use accelerated underwriting. Accelerated underwriting may not be available with the registered representative you select while other registered representatives may use it exclusively for eligible applications.
Contract Date
There is no insurance under this Contract until the minimum initial premium is paid. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed. Under certain circumstances, we may allow the Contract to be backdated up to six months prior to the application date for the purpose of lowering the insured's issue age. This may be advantageous for some Contract Owners as a lower issue age may result in lower current charges.
PREMIUMS
The Contract offers flexibility in paying premiums. We reserve the right to refuse to accept any payment that would require us to increase the Death Benefit (under Section 7702 of the Internal Revenue Code) by more than the payment increases the Contract Fund. Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract under section 7702A of the Internal Revenue Code, which could be significantly disadvantageous. If you make a payment that would cause the Contract to be characterized as a Modified Endowment Contract, we will send you a letter to advise you of your options. Generally, you have 60 days from when we received your payment to remove the excess premiums and any accrued interest. If you choose not to remove the excess premium and accrued interest, your Contract will become permanently characterized as a Modified Endowment Contract. We will not accept a premium payment that exceeds the Guideline Premium limit if your Contract uses the Guideline Premium definition of life insurance. See Tax Treatment Of Contract Benefits.
Minimum Initial Premium
The minimum initial premium is due on or before the Contract Date. It is the premium needed to start the Contract. For Contracts with a Death Benefit Type A or Type B, the minimum initial premium is equal to 9% of the Limited No-Lapse Guarantee Premium, including all extras and additional premiums for optional riders and benefits. For Contract with a Type C Death Benefit, the minimum initial premium is equal to 9% of the Short

Term No-Lapse Guarantee Premium, including all extras and additional premiums for optional riders and benefits. We may require an additional premium if deductions from the premium payments and any Contract Fund charges due on or before the payment date exceed the minimum initial premium. There is no insurance under the Contract unless at least the minimum initial premium is paid. Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts.
Generally, the net amount of the minimum initial premium will be placed in the Contract Fund as of the Contract Date. If we do not receive your initial premium on or before the Contract Date, we apply the initial premium to your Contract as of the end of the Valuation Period in which it is received in Good Order at the Payment Office. See Allocation Of Premiums. In no case will the premium be applied with an effective date that precedes the date of this offering.
Available Types Of Premium
After the minimum initial premium is paid, no other specific premiums are required and you have a certain amount of flexibility with respect to the amount and timing for future premium payments. Two possible patterns of premiums are described below. Contracts with no riders or extra risk charges will have level premiums for the premium types described below. Understanding them may help you understand how the Contract works.

•
Short Term No-Lapse Guarantee Premiums are premiums that, if paid as described in the No-Lapse Guarantee section, will keep the Contract in force during the Short Term No-Lapse Guarantee period regardless of investment performance and assuming no loans, withdrawals, or Contract changes. All Contracts offer a Short Term No-Lapse Guarantee period. If you choose to continue a No-Lapse Guarantee beyond this period, you will have to begin paying premiums higher than the Short Term No-Lapse Guarantee Premium. Contracts issued with a Type C Death Benefit do not offer a guarantee beyond the Short Term No-Lapse Guarantee period.

•
Limited No-Lapse Guarantee Premiums are premiums that, if paid as described in the No-Lapse Guarantee section, will keep the Contract in force during the Limited No-Lapse Guarantee period regardless of investment performance and assuming no loans, withdrawals, or Contract changes. Contracts issued with a Type C Death Benefit do not offer the No-Lapse Guarantee for this period.

The No-Lapse Guarantee periods are described under NO-LAPSE GUARANTEE. When you purchase a Contract, your Pruco Life of New Jersey representative can tell you the Short Term No-Lapse Guarantee and Limited No-Lapse Guarantee Premium amounts.
For Contracts with the Guideline Premium Test as the definition of life insurance test, if a premium payment would cause the definition of life insurance to be violated, we will return the portion of the premium in excess of the allowable amount. This will not occur if you choose the Cash Value Accumulation Test as the definition of life insurance test. If the Contract subsequently enters default, we will tell you the amount you need to pay to keep the Contract in force, and when you will need to pay that amount. It’s important to know that these additional payment amounts could be substantial. See Tax Treatment Of Contract Benefits.
We can bill you for the amount you select annually, semi-annually, or quarterly. Because the Contract is a flexible premium Contract, there are no scheduled premium due dates. When you receive a premium notice, you are not required to pay this amount, however, paying premiums in a different manner than described in a Contract illustration may shorten the duration of your lapse protection provided by the No-Lapse Guarantees, or even cause your Contract to lapse. See LAPSE AND REINSTATEMENT. When you do make a premium payment, the minimum amount that we will accept is $25.
You may also pay premiums automatically through pre-authorized monthly electronic fund transfers from a bank checking account. If you elect to use this feature, you choose the day of the month on which premiums will be paid and the premium amount. We will then draft the same amount from your account on the same date each month. When you apply for the Contract, you and your Pruco Life of New Jersey representative should discuss how frequently you would like to be billed (if at all) and for what amount.
Allocation Of Premiums
On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the sales charge and the premium-based administrative charge from the initial premium. During the 10-day period following your receipt of the Contract, the remainder of the initial premium and any other net premium will be allocated to the designated money market investment option available with your Contract as of the end of the Valuation Period in which it is received in Good Order at the Payment Office. The first monthly deductions are made after the remainder of the initial premium and any other net premium is allocated to the money market investment option. After the 10th day, these funds, adjusted for any investment results, will be transferred out of the money market investment option and allocated according to your current premium allocation. The transfer from the money market investment option on the 10th day following receipt of the Contract will not be counted as one of your 12 free transfers per Contract Year or the 20 transfers per calendar year described under Transfers/Restrictions On Transfers. If the first premium is received before the Contract Date, there will be a period during which the Contract Owner's initial premium will not be invested.
The sales charge and the premium-based administrative charge will also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the applicable allocation instructions. With respect to any initial premium payment received before the Contract Date and any premium payment that is not in Good Order, we may temporarily hold the premium in a suspense account and we may earn interest on such amount. You will not be credited interest on those amounts during that period. The monies held in the suspense account may be subject to claims of our general creditors. The premium payment will not be reduced nor increased due to market fluctuations during that period.
Provided the Contract is neither in default nor in force under the provisions of the Overloan Protection Rider, you may change the way in which subsequent premiums are allocated by providing your request to us in Good Order at a Service Office. Allocation changes may generally be made by mail, phone, fax, or website. Contracts that are jointly owned or assigned generally cannot change premium allocations by phone, fax, or website. See Assignment. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33⅓% cannot. The total allocation to all selected investment options must equal 100%.
Processing And Valuing Transactions
Pruco Life of New Jersey is generally open to process financial transactions on those days that the New York Stock Exchange ("NYSE") is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.
We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Pruco Life of New Jersey will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

•	trading on the NYSE is restricted;

•	an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or

•	the SEC, by order, permits the suspension or postponement for the protection of security holders.
In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.
Transfers/Restrictions On Transfers
You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option. Additional transfers may be made only with our consent. Currently, we will allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by providing your request to us in Good Order at a Service Office. Transfers may generally be made by mail, phone, fax, or website. Contracts that are jointly owned or assigned generally cannot conduct transfers by phone, fax, or website. See Assignment.
After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are sent to us by U.S. regular mail, bear an original signature in ink, and are received in Good Order at a Service Offic e. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax, or website will be rejected, even in the event that it is inadvertently processed.
Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.
There is no transaction charge for the first 12 transfers per Contract Year among investment options. We may charge a transaction fee of up to $25 for each transfer made in excess of 12 in any Contract Year. Currently, we do not charge a fee for transfers.
Currently, certain transfers effected systematically under a dollar cost averaging or an automatic rebalancing program do not count towards the limit of 12 transfers per Contract Year or the limit of 20 transfers per calendar year. In the future, we may count such transfers towards the limit.
Transfers out of the money market investment option will not be made until 10 days after you receive the Contract. Such transfers and any transfers due to any fund closures or mergers will not be considered towards the 12 transfers per Contract Year or the 20 transfers per calendar year.
You may also transfer amounts from the Variable Investment Option to the Fixed Rate Option at any time within 18 months from the Contract Date, and within the later of 60 days from the effective date of a material change in the investment policy of a Variable Investment Option and 60 days from the notice of that change, with no restriction. Such transfers do not count toward the twelve transfers allowed in each Contract Year.
Transfers among Variable Investment Options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one Variable Investment Option to another, or may be in terms of a percentage reallocation among Variable Investment Options. In the latter case, as with premium reallocations, the percentages must be in whole numbers. Transfers conducted via the website must be in percentage terms.
We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.
Only one transfer from the Fixed Rate Option will be permitted during each Contract Year. The maximum amount per Contract you may transfer out of the Fixed Rate Option and into the Variable Investment Options each year is the greater of: (a) 25% of the amount in the Fixed Rate Option; (b) $5,000; and (c) the amount transferred from the Fixed Rate Option to the Variable Investment Options in the prior Contract Year (if applicable).
If you exercise the Overloan Protection Rider, we will then transfer any amounts you have in the Variable Investment Options to the Fixed Rate Option. The transfer is not counted as one of the 12 transfers we allow per Contract Year and there is no charge. Transfers out of the Fixed Rate Option and into the Variable Investment Options will not be permitted while your Contract is kept in force under the Overloan Protection Rider.
The Contract was not designed for professional market timing organizations, or other organizations or individuals, using programmed, large, or frequent transfers. Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for Fund advisers/sub-advisers to manage the Fund. Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Owners. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Funds, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-advisers) that the purchase or redemption of shares in the Fund must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on the performance of the affected Fund, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner. We will immediately notify you at the time of a transfer request if we exercise this right.
Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract Owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract Owners.

In addition, owners of variable life insurance or variable annuity contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract Owners who are subject to such limitations. Contract owners who are not subject to the same transfer restrictions may have the same Funds available to them, and unfavorable consequences associated with such frequent trading within the Funds (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract Owners.
The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund. In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.
The Funds may assess a short-term trading fee in connection with a transfer out of any available Variable Investment Option if the transfer occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us. The fee will be deducted from your Contract value to the extent allowed by law. At present, no Fund has adopted a short-term trading fee.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
Dollar Cost Averaging
As an administrative practice, we are currently offering a feature called Dollar Cost Averaging ("DCA"). Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA money market investment option into other Variable Investment Options available under the Contract (excluding the Fixed Rate Option). If DCA allocates money to a Variable Investment Option at a time when the Fund no longer accepts additional investments, automatic transfers to that Variable Investment Option will be directed to the PSF Government Money Market Portfolio. You may choose to have periodic transfers made monthly or quarterly. DCA transfers will not begin until the Monthly Date after 10 days following your receipt of the Contract.
Each automatic transfer will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate provided the NYSE is open on that date. If the NYSE is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for DCA, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature. Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year. We reserve the right to change this practice, modify the requirements, or discontinue the feature in a non-discriminatory manner. We will notify you prior to changing, modifying, or discontinuing this feature.
DCA will not be available on Contracts kept in force under the provisions of the Overloan Protection Rider. See Overloan Protection Rider.
Auto-Rebalancing
As an administrative practice, we are currently offering a feature called Auto‑Rebalancing. This feature allows you to automatically rebalance Variable Investment Option assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of Variable Investment Options X and Y is split 40% and 60%, respectively, and investment results cause that split to change. You may instruct that those assets be rebalanced to your original or different allocation percentages. Auto-rebalancing is not available until the Monthly Date after 10 days following your receipt of the Contract.
Auto-rebalancing can be performed on a quarterly, semi-annual, or annual basis. Each rebalance will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate, provided the NYSE is open on that date. If the NYSE is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period immediately following that date. The Fixed Rate Option cannot participate in this administrative procedure. If auto-rebalancing involves allocating to a Fund that became closed to additional investments, the auto-rebalancing feature will be turned off. Currently, a transfer that occurs under the auto-rebalancing feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year. We reserve the right to change this practice, modify the requirements, or discontinue the feature in a non-discriminatory manner. We will notify you prior to changing, modifying, or discontinuing this feature.
Auto-rebalancing will not be available on Contracts kept in force under the provisions of the Overloan Protection Rider. See Overloan Protection Rider.
NO-LAPSE GUARANTEE
Your Contract includes a No-Lapse Guarantee.  This limited guarantee against lapse provides that the Contract will not lapse as a result of unfavorable investment performance, even if your Cash Surrender Value drops to zero, provided you have no Contract Debt and your Accumulated Net Payments is greater than the No-Lapse Guarantee Value (described below).  The No-Lapse

Guarantee is based on premium payments and is not a benefit you need to elect. Withdrawals may void the No-Lapse Guarantee.  Outstanding Contract loans will void the No-Lapse Guarantee.
How We Calculate and Determine if You Have a No-Lapse Guarantee

We calculate your Contract's Accumulated Net Payments on the Contract Date and on each Monthly Date thereafter. Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals accumulated at an effective annual rate of 4%. For reinstated Contracts that had previously lapsed with Contract Debt, we also subtract the full amount of Contract Debt in effect at the time of lapse, accumulated at an effective annual rate of 4% starting at the date of default, when calculating the Accumulated Net Payments.
We also calculate No-Lapse Guarantee Values, which are the minimum values required for the No-Lapse Guarantee to be in effect. These are values used solely to determine if a No-Lapse Guarantee is in effect and vary by the insured's issue age, sex, underwriting class, and any additional or substandard mortality risk, as well as the Basic Insurance Amount, Death Benefit type, and optional benefits selected. These are not cash values that you can realize by surrendering the Contract, nor are they payable Death Benefits.
On each Monthly Date, we will compare your Accumulated Net Payments to the No-Lapse Guarantee Value. If your Accumulated Net Payments equal or exceed the No-Lapse Guarantee Value, and there is no Contract Debt, then the Contract is kept in force, regardless of the amount in the Contract Fund.
No-Lapse Guarantee Premiums and No-Lapse Guarantee Periods Available Under Your Contract
There are two No-Lapse Guarantee Premiums that correspond to the No-Lapse Guarantee periods; the Short Term No-Lapse Guarantee Premium and the Limited No-Lapse Guarantee Premium, which are the premiums used to calculate the No-Lapse Guarantee Values. This is a flexible premium payment Contract and you may make payments at any time. The description below assumes you pay the No Lapse Guarantee Premium at the beginning of each Contract Year. If you make any premium payments after the beginning of each Contract Year you may need to pay more premiums because the Accumulated Net Payments will be less due to reduced interest accumulation than if you paid at the beginning of the Contract Year. See PREMIUMS.
1) All Contracts have a Short Term No-Lapse Guarantee period. A Contract with a Type C Death Benefit will only have a Short Term No-Lapse Guarantee available Payment of the Short Term No-Lapse Guarantee Premium at the beginning of each Contract Year guarantees that your Contract will not lapse during the Short Term No-Lapse Guarantee period, assuming there are no loans or withdrawals. However, continued payment of the Short Term No-Lapse Guarantee Premium after this period will not assure that your Contract's Accumulated Net Payments will continue to meet the No-Lapse Guarantee Values and prevent the Contract from lapsing.
2) The Limited No-Lapse Guarantee Period is available for all Contracts other than those with a Type C Death Benefit. If you want a longer No-Lapse Guarantee, paying the Limited No-Lapse Guarantee Premium at the beginning of each Contract Year guarantees your Contract against lapse during the Limited No-Lapse Guarantee period, assuming no loans or withdrawals.
The Short Term No-Lapse Guarantee period is 8 years after issue (6 years for issue ages 60 and older). The Limited No-Lapse Guarantee period lasts until the later to occur of the Contract Anniversary that the insured reaches Attained Age 75 or 10 years after issue.
The following tables provide sample Short Term No-Lapse and Limited No-Lapse Guarantee Premiums (to the nearest dollar). The examples assume: (1) the insured is a male, nonsmoker underwriting class; (2) a $500,000 Basic Insurance Amount; and (3) no extra benefit riders have been added to the Contract.

Illustrative Annual Premiums
Age of insured at issue	Type of Death Benefit Chosen	Short Term No-Lapse Guarantee Premium	Limited No-Lapse Guarantee Premium
35	Type A	$2,605	$3,590
35	Type B	$2,700	$3,675
35	Type C	$2,700	N/A
55	Type A	$7,065	$9,900
55	Type B	$9,115	$10,025
55	Type C	$9,115	N/A
75	Type A	$29,905	$51,875
75	Type B	$36,695	$54,140
75	Type C	$36,695	N/A
Maintaining the No-Lapse Guarantee
Paying the Short Term No-Lapse or Limited No-Lapse Guarantee Premiums at the start of each Contract Year is one way of reaching the No-Lapse Guarantee Values; it is certainly not the only way. The No-Lapse Guarantee allows considerable flexibility as to the timing of premium payments. Your Pruco Life of New Jersey representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the No-Lapse Guarantee Values.
When determining what premium amounts to pay and the frequency of your payments, you should consider carefully the value of maintaining a No-Lapse Guarantee. For example, if you desire the Limited No-Lapse Guarantee until the later to occur of the insured's Attained Age 75 or 10 years after issue, you may prefer to pay at least the Limited No-Lapse Guarantee Premium in all years, rather than paying the lower Short Term No-Lapse Guarantee Premium in the first eight years after issue (six years for issue ages 60 and above). If you pay only the Short Term No-Lapse Guarantee Premium in the first eight years (six years for issue ages 60 and above), you will need to pay more than the Limited No-Lapse Guarantee Premium at the beginning of the 9th year (7th year for issue ages 60 and above) in order to continue the No-Lapse Guarantee.
For example assume: (1) an insured male, age 26, nonsmoker underwriting class (2) a $500,000 Basic Insurance Amount; (3) a Type B Death Benefit; (4) no extra benefit riders; and (5) no loans. The Short Term No-Lapse Guarantee Premium would be $2,055, which if paid at the beginning of each year from Contract issue, would provide the Short Term No-Lapse Guarantee for 8 years. The accumulated premiums at 4% less withdrawals accumulated at 4% would be $19,693. The Limited No-Lapse Guarantee premium would be $2,600, which if paid at the beginning of each year from Contract issue, would provide the Limited No-Lapse Guarantee for 49 years. However, if the individual in this example paid $2,055 annually from Contract issue for 8 years and then decided he wanted the Limited No-Lapse Guarantee, he would have to pay enough premium so that the accumulated premiums at 4% less withdrawals accumulated at 4% would be $28,616 at the end of year 9.
In addition, it is possible that the payment required to continue the guarantee beyond the Short Term No-Lapse Guarantee period could exceed the premium payments allowed to be paid without causing the Contract to become a Modified Endowment Contract. See Tax Treatment Of Contract Benefits.

DEATH BENEFITS
Types Of Death Benefit
You must select from three types of Death Benefit at issue. A Contract with a Type A (fixed) Death Benefit has a Death Benefit which will generally equal the Basic Insurance Amount. Favorable investment results and additional premium payments will generally increase the Cash Surrender Value and decrease the Net Amount At Risk and result in lower charges. This type of Death Benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See Cost Of Insurance, PREMIUMS, and How a Contract's Cash Surrender Value Will Vary.
A Contract with a Type B (variable) Death Benefit has a Death Benefit which will generally equal the Basic Insurance Amount plus the Contract Fund. Favorable investment performance and additional premium payments will generally increase your Contract's Death Benefit and Cash Surrender Value. However, the increase in the Cash Surrender Value for a Contract with a Type B Death Benefit may be less than the increase in Cash Surrender Value for a Contract with a Type A Death Benefit because a Type B Death Benefit Contract has a greater cost of insurance charge due to a greater Net Amount At Risk. As long as the Contract is not in default and there is no Contract Debt, the Death Benefit may not fall below the Basic Insurance Amount stated in the Contract. We may increase the Death Benefit to ensure that the Contract will satisfy the IRS definition of life insurance. See Cost Of Insurance, PREMIUMS, and How a Contract's Cash Surrender Value Will Vary.
A Contract with a Type C (return of premium) Death Benefit has a Death Benefit which is generally equal the Basic Insurance Amount plus the total premiums paid into the Contract less withdrawals. The total premiums, less withdrawals, is not accumulated with interest. The Death Benefit on a Contract with a Type C Death Benefit is limited to the greater of (1) the Contract Fund plus three times the Basic Insurance Amount or (2) a Death Benefit amount required to satisfy the Internal Revenue Code’s definition of life insurance. Within limits, this Death Benefit type allows the beneficiary, in effect, to recover the cost of the Contract (all premiums paid less withdrawals already taken), upon the death of the insured. Favorable investment performance and payment of additional premiums will generally increase the Contract's Cash Surrender Value. However, the increase in the Cash Surrender Value for a Type C Death Benefit may be less than the increase in Cash Surrender Value for a Contract with a Type A Death Benefit because a Type C Death Benefit has a greater cost of insurance charge due to a greater Net Amount At Risk. The increase in Cash Surrender Value for a Contract with a Type C Death Benefit may be more or less than the increase in Cash Surrender Value for a Contract with a Type B Death Benefit depending on earnings and the amount of any withdrawals. If you take a withdrawal from a Contract with a Type C Death Benefit, it is possible for the Death Benefit to fall below the Basic Insurance Amount. We may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See Cost Of Insurance, PREMIUMS, and How a Contract’s Cash Surrender Value Will Vary.
The way in which the Cash Surrender Value and Death Benefit will change depends significantly upon the investment results that are actually achieved.

Contract Owners of a Contract with a Type A Death Benefit should note that any withdrawal will generally result in a reduction of the Basic Insurance Amount by the amount of the withdrawal and will result in the deduction of any applicable surrender charge. See Withdrawals.
Changing the Type Of Death Benefit
You may change the type of Death Benefit any time after issue and subject to our approval. We will increase or decrease the Basic Insurance Amount so that the Death Benefit immediately after the change matches the Death Benefit immediately before the change. The Basic Insurance Amount after a change may not be lower than the minimum Basic Insurance Amount applicable to the Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT. A Death Benefit type change that decreases the Basic Insurance Amount may result in the assessment of a surrender charge and may incur a transaction fee of up to $25. Currently, we do not charge a transaction fee for a decrease in Basic Insurance Amount. See Surrender Charge.
If you are changing your Contract from a Type A Death Benefit to a Type B Death Benefit, we will reduce the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place.
If you are changing your Contract from a Type B Death Benefit to a Type A Death Benefit, we will increase the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place.
If you are changing your Contract from a Type C Death Benefit to a Type A Death Benefit, we will change the Basic Insurance Amount by adding the lesser of (a) the total premiums paid into the Contract minus total withdrawals taken, and (b) the Contract Fund before deduction of any monthly charge due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor. The Type C Limiting Amount and the Type C Death Benefit Factor are both found in the Contract Limitations section of your Contract’s data pages.
If you are changing your Contract from a Type C Death Benefit to a Type B Death Benefit, we first find the difference between: (1) the Contract Fund and (2) the lesser of (a) the total premiums paid into the Contract minus total withdrawals taken, and (b) the Contract Fund before deduction of any monthly charge due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor. The Type C Limiting Amount and the Type C Death Benefit Factor are both found in the Contract Limitations section of your Contract’s data pages. If (2) is larger than (1), we will increase the Basic Insurance Amount by that difference. If (1) is larger than (2), we will reduce the Basic Insurance Amount by that difference.
If you choose a Type A Death Benefit or a Type B Death Benefit at issue, you will not be able to change to a Type C Death Benefit thereafter. If you change a Type C Death Benefit to a Type A Death Benefit or a Type B Death Benefit after issue, you will not be able to change back to a Type C Death Benefit. We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule.
The following chart illustrates the new Basic Insurance Amount resulting from each change of Death Benefit type described above. The chart assumes a $300,000 Death Benefit, a $50,000 Contract Fund, no applicable surrender charge, and no Contact Debt. For changes from a Type C Death Benefit, the chart assumes $40,000 in total premiums minus total withdrawals.

Changing from	Basic Insurance Amount	Contract Fund	Death Benefit
Type A to Type B	$300,000 to $250,000	$50,000 to $50,000	$300,000 to $300,000
Type B to Type A	$250,000 to $300,000	$50,000 to $50,000	$300,000 to $300,000
Type C to Type A	$260,000 to $300,000	$50,000 to $50,000	$300,000 to $300,000
Type C to Type B	$260,000 to $250,000	$50,000 to $50,000	$300,000 to $300,000
You may request a change in the type of Death Benefit by sending us a request in Good Order to our Service Office. If the change is approved, we will re-calculate the Contract's charges and appropriate tables and send you new Contract data pages. We may require you to send us your Contract before making the change. There may be circumstances under which a change in the Death Benefit type may cause the Contract to be classified as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment Of Contract Benefits.
Decreases In Basic Insurance Amount
You have the option of decreasing the Basic Insurance Amount of your Contract without withdrawing any Cash Surrender Value. If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.
The following conditions must be met:

(a)	The amount of the decrease in the Basic Insurance Amount must be at least $5,000;

(b)	The Basic Insurance Amount after the decrease must be at least equal to the minimum Basic Insurance Amount;

(c)	The Contract must not be in default;

(d)	The surrender charge on the decrease, if any, plus any transaction charge for the decrease may not exceed the Contract Fund;

(e)	If we ask you to do so, you must send us the Contract to be endorsed; and

(f)	Your Contract must not be in force under the provisions of the Overloan Protection Rider.
If we approve the decrease, we will send you new Contract data pages showing the amount and effective date of the change and the recalculated charges, values, and limitations. We may charge a transaction fee of up to $25 for each decrease in the Basic Insurance Amount.  Currently, we do not charge a fee for a decrease.

We may decline a decrease in the Basic Insurance Amount if we determine it would cause the Contract to fail to qualify as life insurance for purposes of Section 7702 of the Internal Revenue Code. Also, it is important to note, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment Of Contract Benefits. You should consult with your tax adviser and your Pruco Life of New Jersey representative before requesting any decrease in Basic Insurance Amount.
Death Claim Settlement Options
The beneficiary may choose to receive death claim proceeds by any of the settlement options available at the time the proceeds become payable or by payment of a lump sum check. In addition to the available settlement options, currently, in certain circumstances, the beneficiary may choose the payment of death claim proceeds by way of the Alliance Account settlement option (the "Alliance Account"). If the Alliance Account is selected, Prudential will provide a kit to the beneficiary, which includes: (1) an account confirmation describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; and (2) a guide that explains how the Alliance Account works. Amounts in an Alliance Account earn interest at a rate set by Prudential. This rate is not guaranteed and can change. The beneficiary may withdraw amounts in an Alliance Account at any time. Alliance Account balances are not insured by the Federal Deposit Insurance Corporation. Any Pruco Life of New Jersey representative authorized to sell this Contract can explain all the settlement options upon request.
When Death Benefit Proceeds Are Paid
Generally, we will pay any Death Benefit within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request. The Death Benefit is determined as of the date of death.
We may delay payment of proceeds from the Variable Investment Option(s) and the variable portion of the Death Benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the NYSE is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.
We have the right to delay payment of the Death Benefit attributable to the Fixed Rate Option for up to six months. We will pay interest of at least 0.5% per year if such a payment is delayed for more than 10 days.
CONTRACT VALUES
The total amount invested in the Contract Fund at any time consists of:

(a)	the Variable Investment Options,

(b)	the Fixed Rate Option, and

(c)	any Contract loan.
How a Contract's Cash Surrender Value Will Vary
The Contract's Cash Surrender Value on any date will be the Contract Fund less any applicable surrender charge and less any Contract Debt. The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the Fund(s);

(2)	interest credited on any amounts allocated to the Fixed Rate Option;

(3)	interest credited on any loan; and

(4)	the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.
The Contract Fund value also changes to reflect the receipt of net premium payments and the deduction of other charges described under CHARGES AND EXPENSES, any withdrawals or accelerated benefits, and any added persistency credit. See Withdrawals, RIDERS, and Persistency Credit.
Upon request, we will tell you the Cash Surrender Value of your Contract. It is possible for the Cash Surrender Value of a Contract to decline to zero because of unfavorable investment performance in the Contract Fund, outstanding Contract Debt, and/or any applicable surrender charge.

Persistency Credit
On each Monthly Date, if your Contract has been in force at least 6 years and is not in default, we will credit your Contract Fund with an additional amount, called a persistency credit, for keeping your Contract in force. The persistency credit is based on reduced costs in later Contract Years and applies to Contracts that remain in force.
The following chart illustrates an example of a Contract with $100,000 of Contract Fund, net of outstanding loans. The persistency credit starts on the 6th Contract Anniversary and is calculated using an annual rate equal to 0.25% of the Contract Fund, net of outstanding loans, but is expressed as a monthly rate to reflect that the amount is credited monthly. The credited amount will be allocated to the investment options according to your current premium allocation.

Determination of Sample Persistency Credit
Contract Fund (net of outstanding loans)	$100,000.00
Monthly Credit Rate	0.020809%
Persistency Credit Amount	$20.81
New Contract Fund (net of outstanding loans)	$100,020.81
On and following the 6th Contract Anniversary, if your Contract is in force, we will credit your Contract Fund with the calculated amount for that Monthly Date. If your Contract is in default or has lapsed, we will not credit your Contract with the persistency credit. The calculated amount that would have been credited during the time your Contract was in default or lapsed will not be made up if your Contract is reinstated. However, if your Contract is reinstated, we will begin calculating a persistency credit on the Monthly Date following the reinstatement date. The persistency credit will not change the status of your Contract if your cash value is zero or less. No persistency credit will be calculated on the amount of any Contract loan.
Loans
You may borrow an amount up to the current loan value of your Contract less any existing Contract Debt using the Contract as the only security for the loan. The loan value at any time is equal to the sum of (1) 99% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value, provided the Contract is not in default. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. There is no minimum loan amount.
Interest charged on a loan accrues daily. We charge interest on the full loan amount, including all unpaid interest. Interest is due on each Contract Anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, we will increase the loan amount by any unpaid interest. We charge interest at an effective annual rate of 2% for standard loans.
On and after the 10th Contract Anniversary, all new and existing loans will be considered preferred loans. Preferred loans are charged interest at an effective annual rate of 1.05%.
When a loan is made, an amount equal to the loan proceeds is transferred out of the Variable Investment Options and/or the Fixed Rate Option, as applicable. Unless you ask us to take the loan amount from specific investment options, and we agree, the reduction will be made proportionally based on the loanable value in each investment option. While a loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund. It will be credited with interest at an effective annual rate of 1%. Generally, on each Monthly Date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly Date.
The Contract Debt is the amount of all outstanding loans plus any interest accrued, but not yet due. If, on any Monthly Date, the Contract Debt equals or exceeds the Contract Fund, less any applicable surrender charge, the Contract will go into default. If the Contract goes into default due to excess Contract Debt, we will mail you a notice stating the amount needed to keep the Contract in force. That amount will equal a premium which we estimate will keep the Contract in force for three months from the date of default. We grant a 61-day grace period from the date we mail the notice to pay the amount. If you send us a payment during the grace period and we receive it after a Monthly Date has occurred, we will credit interest to the Contract Fund from the date your Contract went into default to the date we received your payment, and then return to crediting interest on subsequent Monthly Dates. If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the IRS. See LAPSE AND REINSTATEMENT and Tax Treatment Of Contract Benefits.
If your Contract includes the Overloan Protection Rider and you meet the requirements to exercise the rider, you may have protection against lapse due to excess Contract Debt. See Overloan Protection Rider. Having Contract Debt will prevent any no-lapse guarantee from protecting the Contract from lapse. See NO-LAPSE GUARANTEE. No persistency credit will be calculated on the amount of any Contract loans. See Persistency Credit.
Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the IRS may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate. Distributions are subject to income tax. Were the IRS to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.
Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment Of Contract Benefits.
Any Contract Debt will directly reduce a Contract's Cash Surrender Value and will be subtracted from the Death Benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future Death Benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.
Loan repayments are applied to reduce the total outstanding Contract Debt, which is equal to the principal plus accrued interest. Interest accrues daily on the total outstanding Contract Debt, and making a loan repayment will reduce the amount of interest accruing.

Loan repayments will be applied towards the loan according to when they are received. Loan interest is due on your Contract Anniversary. If we receive your loan repayment within 21 days prior to your Contract Anniversary, we will apply the repayment towards interest due. Any loan repayment amount exceeding the interest due is applied towards the existing principal amount.
If we receive your loan repayment at any time outside of 21 days prior to your Contract Anniversary, we will apply the repayment towards the principal amount. For any repayment exceeding the principal amount, we will apply the remainder of the loan repayment towards the interest due.
When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay plus interest credits accrued on the repaid portion of the loan since the last transaction date. We will apply the loan repayment to the investment allocation used for future premium payments as of the loan repayment date. If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options. We reserve the right to change the manner in which we allocate loan repayments.
Withdrawals
You may withdraw a portion of the Contract's Cash Surrender Value without surrendering the Contract, subject to the following restrictions.

(1)	We must receive a request for the withdrawal in Good Order at our Service Office.

(2)
Your Contract’s Cash Surrender Value after the withdrawal may not be less than or equal to zero after deducting (a) any charges associated with the withdrawal and (b) an amount that we estimate will be sufficient to cover two months of Contract Fund deductions.

(3)	The withdrawal amount must be at least $500.

(4)	The Basic Insurance Amount after withdrawals must be at least equal to the minimum Basic Insurance Amount shown in the Contract.

(5)	Your Contract must not be in force under the provisions of the Overloan Protection Rider.
We may charge a transaction fee of up to $25 for each withdrawal .  Currently, we do not charge a fee for a withdrawal. A withdrawal may not be repaid except as a premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawal of the Cash Surrender Value may have tax consequences. See Tax Treatment Of Contract Benefits.
Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal. The withdrawal may also decrease the Basic Insurance Amount, which may result in the deduction of a surrender charge. See Surrender Charge. Withdrawals from a Contract with a Type B or Type C Death Benefit will not change the Basic Insurance Amount. However, under most circumstances, withdrawals from a Contract with a Type A Death Benefit require a reduction in the Basic Insurance Amount. It is possible a withdrawal from a Contract with a Type A Death Benefit will not decrease the Basic Insurance Amount if the Contract Fund has grown to the point where the base Contract’s Death Benefit has been increased as required by the Internal Revenue Code's definition of life insurance test. See Tax Treatment Of Contract Benefits.
The following table provides a hypothetical example of a withdrawal from a Contract with a Type A Death Benefit. The example assumes the withdrawal occurred in the 5th Contract Year, no Contract Debt, the Death Benefit was not increased to satisfy the definition of life insurance test, and no change to the Basic Insurance Amount has previously occurred.

Example of a Type A Death Benefit Withdrawal
Net amount of withdrawal:		$10,000
Withdrawal surrender charge (2% reduction):		$60
Gross amount of withdrawal:		$10,060
Contract values (current)	Before	After
Basic Insurance Amount:	$500,000	$490,000
Death Benefit amount:	$500,000	$490,000
Contract Fund value:	$100,000	$89,940
Contract surrender charge:	$3,000	$2,940
No withdrawal will be permitted from a Contract with a Type A Death Benefit if it would result in a Basic Insurance Amount of less than the minimum Basic Insurance Amount shown under Contract Limitations in your Contract’s data pages. It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in Basic Insurance Amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative. See Tax Treatment Of Contract Benefits.
Currently, we will provide an authorization form if your withdrawal request causes a decrease in Basic Insurance Amount that results in your Contract being classified as a Modified Endowment Contract. The authorization form will confirm that you are aware of your Contract becoming a Modified Endowment Contract if the transaction is completed. We will complete the transaction and send a confirmation notice after we receive the completed authorization form in Good Order at a Service Office.
When a withdrawal is made, the Contract Fund is reduced by the withdrawal amount and any charges associated with the withdrawal. An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise. Withdrawal of any portion of the Cash Surrender Value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default. Withdrawals may also affect whether a Contract is kept in force under the No-Lapse Guarantee. See NO-LAPSE GUARANTEE.
Surrender Of a Contract
You may surrender your Contract at any time for its Cash Surrender Value while the insured is living. To surrender your Contract, we may require you to deliver or mail the following items in Good Order to a Service Office: (a) the Contract, (b) a signed request for surrender, (c) any tax withholding information required under federal or state law, and (d) the authorization of any assignee or irrevocable beneficiary. The Cash Surrender Value will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order at a Service Office. Surrender of a Contract may have tax consequences and a surrender charge may apply. See Tax Treatment Of Contract Benefits and Surrender Charge.
Fixed reduced paid-up insurance is an alternative to surrendering your Contract. Fixed reduced paid-up insurance provides paid-up insurance, the amount of which will be paid when the insured dies. There will be cash values and loan values. The loan interest rate for fixed reduced paid-up insurance is 5.5%. Upon surrender of the Contract, the amount of fixed reduced paid-up insurance depends upon the Cash Surrender Value and the insured’s issue age, sex, smoker/nonsmoker status, and the length of time since the Contract Date.

Additional requirements exist if you are exchanging your Contract for a new one at another insurance company. Specifically, we require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer. The new insurer should submit these documents directly to us by sending them in Good Order to our Service Office. Generally, we will pay your Contract’s Cash Surrender Value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Service Office.
When Proceeds Are Paid
Generally, we will pay any Cash Surrender Value, loan proceeds, or withdrawal within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request. The amount will be determined as of the end of the Valuation Period in which the necessary documents are received in Good Order at the office designated to receive that request.
We may delay payment of proceeds from the Variable Investment Option(s) if the disposal or valuation of the Account's assets is not reasonably practicable because the NYSE is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.
We have the right to delay payment of the Cash Surrender Value (including surrenders of fixed reduced paid-up contracts) attributable to the Fixed Rate Option for up to six months. We will pay interest of at least 0.5% per year if such a payment is delayed for more than 10 days.
LAPSE AND REINSTATEMENT
We will determine the value of the Contract Fund on each Monthly Date. If the Contract Fund, less any applicable surrender charge and less any Contract Debt, is zero or less, the Contract is in default, unless it remains in force under a No-Lapse Guarantee. See NO-LAPSE GURANTEE. Separately, if the Contract Debt ever grows to be equal to or more than the Contract Fund less any applicable surrender charge, the Contract will be in default, unless it remains in force under the Overloan Protection Rider. See Overloan Protection Rider. Should this happen, we will send you a notice of default setting forth the payment which we estimate will keep the Contract in force for three months from the date of default. A 61-day grace period will begin from the date the notice of default is mailed. Your payment must be received or postmarked within the 61-day grace period or the Contract will end and have no value. To prevent your Contract from lapsing, your payment must be in Good Order when received at the Payment Office. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment Of Contract Benefits.

A Contract that lapses may be reinstated within five years from the date of default, if the following conditions are met:

(a)	We receive a written request for reinstatement in Good Order at our Service Office;

(b)	Renewed evidence of insurability is provided on the insured;

(c)	The insured is living on the date the Contract is reinstated; and

(d)	Submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for three months from the date of reinstatement.
The reinstatement date will be the date we approve your request. We will deduct all required charges from your payment and the balance will be placed into your Contract Fund. If we approve the reinstatement, we will credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement. We reserve the right to change the requirements to reinstate a lapsed Contract.
TAXES
Tax Treatment Of Contract Benefits
This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income tax impact will be in all circumstances. It is based on current tax law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.
Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract’s investments. For further information on the diversification requirements, see Taxation in the statements of additional information for the Funds.
In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. At issue, the Contract Owner chooses which of these two tests will apply to their Contract. This choice cannot be changed thereafter.
Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract's Death Benefit may increase as the Contract Fund value increases. The Death Benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable Attained Age factor. Attained Age factors under this test vary based on the Attained Age, sex, and smoker classification of the insured. For example, the Attained Age factors for a male, age 26, nonsmoker, range from 7.75 in the first year to 1.00 at age 121 and older.
Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the Death Benefit. In addition, there is a minimum ratio of Death Benefit to cash value associated with this test. This ratio, however, is less than the required ratio under the Cash Value Accumulation Test. Therefore, the Death Benefit required under this test is generally lower than that of the Cash Value Accumulation Test. The Attained Age factors under this test are based on the Attained Age of the insured. For example, the Attained Age factors for an insured age 26 range from 2.50 in the first year to 1.00 at age 95 and older.
A listing of Attained Age factors for the insured can be found on your Contract’s data pages.
The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured’s age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract. In addition, the Guideline Premium Test is required for the definition of life insurance if you choose to have the Overloan Protection Rider. See Overloan Protection Rider. You should consult your own tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.

We believe we have taken adequate steps to ensure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes, and

•	we may refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.
Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.
The Contract may not qualify as life insurance under federal tax law after the insured has attained age 100 and may be subject to adverse tax consequences. A tax adviser should be consulted before you choose to continue the Contract after the insured reaches age 100.
Pre-Death Distributions. The tax treatment of any distribution you receive before the insured’s death depends on whether or not the Contract is classified as a Modified Endowment Contract.
Contracts Not Classified as Modified Endowment Contracts

•
If you surrender the Contract or allow it to lapse, you will be taxed on the amount you received in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the IRS. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•
Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax unless the Contract is surrendered or lapsed . However, you should know that the IRS may take the position that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate. Were the IRS to take this position, we would take reasonable steps to avoid this result, including modifying the Contract’s loan provisions.

Modified Endowment Contracts

•
The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance Amount is made (or a rider removed). We will notify you if a premium or a change in Basic Insurance Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options. You should first consult a tax adviser and your Pruco Life of New Jersey representative if you are contemplating any of these steps.

•
If the Contract is classified as a Modified Endowment Contract, then l ifetime withdrawals or loans you receive under the Contract (before the death of the insured) are generally included in income to the extent that the Contract Fund (before surrender charge) exceeds the premiums paid for the Contract. Please note that the premium paid amount is increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received (other than the amount of any loans excludible from income). An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

•
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.
Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.
Income Tax Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to tax withholding. You are not permitted to elect out of tax withholding if you do not provide a social security number or other taxpayer identification number, or payment is made outside the United States. You may be subject to penalties under the estimated tax payment rules if your tax withholding and estimated tax payments are insufficient to cover the tax due.
Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies. In addition, beginning on January 1, 2019, if you transfer your Contract to a foreign person, we are required to provide an information return regarding the transfer to you and the IRS.
Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract Owners generally cannot deduct premium payments. Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on Contract loans on Contracts for up to 20 key persons. The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured p erson.
For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis. Life insurance Death Benefits will continue to be generally income tax free if, prior to Contract issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Internal Revenue Code) at the time the Contract was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable Contract Owner. Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.
Sales of Issued Life Insurance Policies to Third Parties.   Beginning on January 1, 2019, if you sell your Contract to a third party with whom the insured does not have a substantial family, financial or business relationship (as defined in the Internal Revenue Code and accompanying Treasury Regulations), then the sale may be considered to be a reportable policy sale.
The purchaser of your Contract in a reportable policy sale is required to submit a Form 1099-LS to us, the IRS and the seller.

Once received, we are required to report your cash surrender value and cost basis information with respect to the Contract as of the date of the sale to the IRS and the seller. In addition, if a sale is a reportable policy sale, then all or part of the death benefit will be subject to income tax and will be reported by us to the reportable death payment recipient and the IRS when paid.
Company Taxes
Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.
We will pay company income taxes on the taxable corporate earnings created by this Contract from investments in the Separate Account assets. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract, other than the 0.75% charge for federal income taxes measured by premiums. See Premium-Based Administrative Charge. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future. We reserve the right to impose a charge for federal income taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Separate Account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to Contract Owners with investments in Separate Account assets because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Contract.
DISTRIBUTION AND COMPENSATION
Pruco Securities, an indirect wholly-owned subsidiary of Prudential Financial, Inc., acts as the principal underwriter of the Contract. Pruco Securities, organized on September 22, 2003, under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities’ principal business address is 751 Broad Street, Newark, New Jersey 07102. Pruco Securities serves as principal underwriter of the individual variable insurance Contracts issued by us. The Contract is sold by registered representatives of Pruco Securities who are also our appointed insurance agents under state insurance law. The Contract may also be sold through other broker-dealers authorized by Pruco Securities and applicable law to do so. Pruco Securities received gross distribution revenue for its variable life insurance products of $281,884,778 in 2019, $187,214,104 in 2018, and $120,592,554 in 2017. Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives. Pruco Securities retained compensation of

$2,809,798 in 2019, $2,211,393 in 2018, and $2,855,401 in 2017. Pruco Securities offers the Contract on a continuous basis.
Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Compensation is based on a premium value referred to as the Commissionable Target Premium. The Commissionable Target Premium is equal to the first Contract Year's surrender charge (which is found in your Contract Data pages) divided by the Percentage of Sales Load Target Premium at the start of Contract Year one from the table in the Surrender Charge section of this prospectus. The Commissionable Target Premium will vary by issue age, sex, underwriting classification, and any riders selected by the Contract Owner. For Type B Death Benefit Contracts, the Commissionable Target Premium, Sales Load Target Premium and Surrender Charge Target Premiums will vary from Contracts with Type A or Type C Death Benefits.
Broker-dealers will receive compensation of up to 99% of premiums received in the first 12 months following the Contract Date on total premiums received since issue up to the

Commissionable Target Premium, up to 25% of Commissionable Target Premium received in year two, up to 10% in years three and four, and up to 8.5% of the Commissionable Target Premium received in years five through 10. Moreover, broker-dealers will receive compensation of up to 4% on premiums received in year one, up to 3% on premiums received in years two through four, and up to 2.5% on premiums received in years five through 10 to the extent that premiums paid in any year exceed the Commissionable Target Premium.
Pruco Securities registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.
In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Pruco Securities may enter into compensation arrangements with certain broker-dealer firms authorized by Pruco Securities to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative services, and/or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws, and regulations, Pruco Securities may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different contract that is not eligible for these compensation arrangements.
A list of the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2019) that received payment or accrued a payment amount with respect to variable product business during 2019 may be found in the Statement of Additional Information.  The least amount paid or accrued and the greatest amount paid or accrued during 2019 were $0.38 and $41,809,941.64, respectively.
While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the Account. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
In addition, we or our affiliates may provide compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
LEGAL PROCEEDINGS
Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life of New Jersey and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life of New Jersey may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life of New Jersey may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases , and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Pruco Life of New Jersey, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which regulators have determined to focus.
Pruco Life of New Jersey’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Pruco Life of New Jersey’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Pruco Life of New Jersey’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life of New Jersey’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life of New Jersey’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Account , the ability of Pruco Securities to perform its contract with the Account , or Pruco Life of New Jersey's ability to meet its obligations under the Contracts.
FINANCIAL STATEMENTS
Our audited financial statements are shown in the statement of additional information and should be considered only as bearing upon our ability to meet its obligations under the Contract. The

Account’s audited financial statements are also available in the statement of additional information to this prospectus.
ADDITIONAL INFORMATION
We have filed a registration statement with the SEC under the Securities Act of 1933 relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C.

20549, or by telephoning (202) 551-8090, upon payment of a prescribed fee.
To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract Owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 877-248-4019 .
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life of New Jersey delivers this prospectus to Contract Owners that reside outside of the United States. In addition, we may not market or offer benefits, features, or enhancements to prospective or current Contract Owners while outside of the United States.
You may contact us for further information at the address and telephone number inside the front cover of this prospectus. For service or questions about your Contract, please contact our Service Office at the phone number on the back cover or at P.O. Box 7390, Philadelphia, Pennsylvania 19176.
Cyber Security Risks
We provide more information about cyber security risks associated with this Contract in the statement of additional information.
DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS
Attained Age – The insured's age on the Contract Date plus the number of years since then.
Basic Insurance Amount – The total amount of life insurance as shown in the Contract. Does not include any riders that may be attached to the Contract.
Cash Surrender Value – The amount payable to the Contract Owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract Debt and minus any applicable surrender charge. Also referred to in the Contract as “Net Cash Value.”
Contract – The variable universal life insurance Contract described in this prospectus.
Contract Anniversary – The same date as the Contract Date in each later year.
Contract Date – The date the Contract is effective, as specified in the Contract.
Contract Debt – The principal amount of all outstanding loans plus any interest accrued thereon.
Contract Fund – The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts in all the Variable Investment Options and the Fixed Rate Option, and the principal amount of any Contract Debt plus any interest earned thereon.
Contract Owner – You. Unless a different owner is named in the application, the owner of the Contract is the insured.
Contract Year – A year that starts on the Contract Date or on a Contract Anniversary.
Death Benefit – If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract Debt.
Fixed Rate Option – An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 1%.
Fund – Amounts you invest in a Variable Investment Option will be invested in a corresponding Fund of the same name. A Fund may also be called a "Portfolio."
Good Order – An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.
Limited No-Lapse Guarantee Premiums – Premiums that, if paid at the beginning of each Contract Year, will keep a Contract with a Type A or a Type B Death Benefit in force until the insured's Attained Age 75, or if later, during the first 10 Contract Years, regardless of investment performance and assuming no loans or withdrawals.
Monthly Date – The Contract Date and the same date in each subsequent month.

Net Amount At Risk – The amount by which the Contract’s Death Benefit exceeds the Contract Fund. For example if the Contract's Death Benefit is $500,000 and the Contract Fund is $100,000, the Net Amount At Risk is $400,000.
No-Lapse Guarantee – Sufficient premium payments, on an accumulated basis, will guarantee that your Contract will not lapse for a specified duration and a Death Benefit will be paid upon the death of the insured, regardless of investment experience and assuming no loans or withdrawals.
Payment Office – The office at which we process premium payments, loan payments, and payments to bring your Contract out of default. Your correspondence will be picked up at the address on your bill to which you are directed to send these payments and then delivered to our Payment Office.  For items required to be sent to our Payment Office, your correspondence is not considered received by us until it is received at our Payment Office. Where this Prospectus refers to the day when we receive a premium payment, loan payment or a payment to bring your Contract out of default, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Payment Office. There are two main exceptions: if the item is received at our Payment Office (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
Pruco Life Insurance Company of New Jersey – Pruco Life of New Jersey, us, we, our. The company offering the Contract.
Sales Load Target Premium – A premium that is used to determine sales load and varies by the insured's issue age, sex, and underwriting classification, as well as any riders selected by the Contract Owner.
Separate Account – Amounts under the Contract that are allocated to the Fund(s) are held by us in a Separate Account called the Pruco Life of New Jersey Variable Appreciable Account (the "Account" or the "Registrant"). The Separate Account is set apart from all of our general assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Pruco Life of New Jersey conducts.
Service Office – The office at which we process allocation change requests, withdrawal requests, surrender requests, transfer requests, ownership change requests and assignment requests. Correspondence with our Service Office should be sent to P.O. Box 7390, Philadelphia, Pennsylvania 18176. Your correspondence will be picked up at this address and then delivered to our Service Office.  For requests required to be sent to our Service Office, your request is not considered received by us until it is received at our Service Office. Where this Prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Service Office or via the appropriate telephone number, fax number, or website if the item is a type we accept by those means. There are two main exceptions: if the request is received (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
Short Term No-Lapse Guarantee Premiums – Premiums that, if paid at the beginning of each Contract Year, will keep the Contract in force during the first eight Contract Years (six Contract Years for issue ages 60 and above), regardless of investment performance and assuming no loans or withdrawals.
Valuation Period – The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values of the Variable Investment Options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).
Variable Investment Options – The investment options of the Account. When you choose a Variable Investment Option, we purchase shares of the Fund that corresponds to that option. We hold these shares in the Account.

To Learn More About PruLife® Custom Premier II
____________________________________________________________________________________________________________

The statement of additional information ("SAI") is legally a part of this prospectus, both of which are filed with the SEC under the Securities Act of 1933, Registration No. 333-229277. The SAI contains additional information about the Pruco Life of New Jersey Variable Appreciable Account. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 202-551-8090. The SEC also maintains a website (http://www.sec.gov) that contains the PruLife® Custom Premier II SAI, material incorporated by reference, and other information about us. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.
You can call us at 800-944-8786 to ask us questions, request information about the Contract, and obtain copies of the SAI, and personalized illustrations, without charge, or other documents. You can also view the SAI located with the prospectus at www.prudential.com/eprospectus, or request a copy by writing to us at:
Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102

Investment Company Act of 1940: Registration No. 811-03974

PROSPECTUS SUPPLEMENT
Supplement dated May 1, 2020 , to the prospectus dated May 1, 2020.

PruLife® Custom Premier II

PRUCO LIFE OF NEW JERSEY INSURANCE COMPANY
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

This supplement should be read and retained with the current prospectus for your Variable Life Insurance Contract. This supplement is intended to accompany the prospectus and provides information on your Variable Life Insurance Contract’s S&P 500® Indexed Account Rider option.  If you would like another copy of the current prospectus, please contact us at 800-944-8786.
S&P 500® INDEXED ACCOUNT RIDER
This supplement provides for an additional rider to the Contract called the S&P 500® Indexed Account Rider. This rider provides for the addition of an investment option - the S&P 500® Indexed Account. This investment option may not be available through all brokers. There is no charge for this rider and it may be added after Contract issuance.
Capitalized terms used in this supplement are defined herein or in the prospectus.
INVESTING THROUGH THE S&P 500® INDEXED ACCOUNT
The S&P 500® Indexed Account (“Indexed Account”) is an optional investment option that offers the opportunity to earn an interest credit based in part on the performance of the external index, the S&P 500® Index, subject to minimums and maximums. The Indexed Account provides limited exposure to potential market growth opportunities with a certain level of protection in down market cycles.
The S&P 500® Index Values used in Indexed Account calculations are exclusive of dividends. Although the Indexed Account provides interest credits linked to the S&P 500® Index, money placed in the Indexed Account is not a direct investment in the S&P 500® Index (you cannot invest directly in the index). You are not purchasing or investing in any of the stocks that make up the Index and therefore have no rights of ownership such as the right to earn dividends, receive distributions or the right to vote.
Amounts in the Indexed Account become part of your Contract Fund. The Indexed Account is comprised of one or more Segments. When you allocate premiums or transfer funds to the Indexed Account, we place those funds temporarily into an account called the Fixed Holding Account. Then, once each month, we transfer the entire balance of the Fixed Holding Account into the Indexed Account. Each time we transfer the value of the Fixed Holding Account to the Indexed Account, we create an Indexed Account Segment. These Segments are the components of the Indexed Account that qualify for Index Interest Credits. Each Segment matures one year (point to point) from the date it was created. At Segment maturity we determine the change in Index Value and apply the Segment's predetermined Participation Rate, Index Growth Floor, and Index Growth Cap to calculate the Index Growth Rate. We then subtract the guaranteed minimum Index Growth Floor (which is credited daily) from the Index Growth Rate and multiply the result by the Average Daily Segment Value. The outcome of these calculations determines the Segment’s Index Interest Credit and final Segment maturity value.
Each of these functions and components of the Indexed Account are described further below. It is important that you understand how the Indexed Account functions as well as its limitations and impacts on other Contract features and functions.

All guarantees are based on our claims paying ability and financial strength. Current and historical S&P 500® Indexed Account rates and performance can be found at www.prudential.com/eprospectus.
Premium Allocations To the Indexed Account
Net premiums are allocated to your investment options pursuant to your premium allocation instructions. You may allocate up to 100% of your net premiums to the Indexed Account. Net premium allocation instructions are also used for any other amounts placed into the Contract Fund, such as loan repayments, interest credits on outstanding loans, any Enhanced Disability Benefit payment, and any added persistency credit.
Fixed Holding Account
Net premiums and other amounts allocated to the Indexed Account, or funds requested to be transferred to the Indexed Account, will be temporarily placed in the Fixed Holding Account on the effective date of the payment or requested transfer, prior to being transferred to the Indexed Account on the Monthly Transfer date. Additionally, any portion of a maturing Segment allocated to the Indexed Account will also be placed in the Fixed Holding Account on the applicable Segment maturity date. Net premiums may not be directly allocated to the Fixed Holding Account, as it is only intended to temporarily hold the funds that are being allocated, or requested to be transferred, to the Indexed Account.
Amounts in the Fixed Holding Account are part of your Contract Fund. We guarantee that the part of the Contract Fund allocated to the Fixed Holding Account will accrue interest daily at an effective annual rate that we declare periodically, but not less than an effective annual rate of 1%. We are not obligated to credit interest at a rate higher than an effective annual rate of 1%, although we may do so.
Monthly Transfer
Each month the current value of the Fixed Holding Account (including any interest earned) is transferred into the Indexed Account. This Monthly Transfer occurs on the 15th day of each

CP2NJIAR002                         1

month. If the 15th of the month falls on a weekend or holiday, or any other time the New York Stock Exchange ("NYSE") is closed, the Monthly Transfer to the Indexed Account will process on the next business day, but we will use the last published Index Value preceding the Monthly Transfer date. For example, September 15, 2018, falls on a Saturday, therefore, the Monthly Transfer from the Fixed Holding Account to the Indexed Account would process on Monday, September 17, 2018, with a starting Index Value based on the closing Index Value from Friday, September 14, 2018.
We reserve the right to retain any funds in the Fixed Holding Account that were received into the Fixed Holding Account within two business days prior to a Monthly Transfer date until the following Monthly Transfer date. We will notify you in advance if we exercise this right.
Indexed Account Segments (“Segments”)
A new Indexed Account Segment may be created on each Monthly Transfer date. This is called the "Segment start date." Amounts transferred from the Fixed Holding Account are combined with any Designated Transfer amounts when creating the Segment. Segments may only be created on Monthly Transfer dates. At any given time, the value in the Indexed Account will be equal to the sum of the value in each Segment.
Once a Segment is created its Participation Rate, Index Growth Floor, and Index Growth Cap cannot be changed. No transfers may be requested out of a Segment prior to the Segment maturity date.
Designated Transfers
To facilitate large premium payments intended for the Indexed Account, you may establish reoccurring, monthly transfers, called Designated Transfers, to the Indexed Account. This will allow for multiple Segments to be created, over time, from one (or more) premium payment. When you create a Designated Transfer, we move the dollar amount specified from the Fixed Rate Option to the Indexed Account on the Monthly Transfer date. The amount of the Designated Transfer is combined with any amount transferred from the Fixed Holding Account to form a Segment. You may choose to limit the number of monthly Designated Transfers to a set number of occurrences. Designated Transfers must be specified in dollar amounts (not percentages). Designated Transfers may not originate from any of the Variable Investment Options. There is no minimum Designated Transfer dollar amount or number of occurrences.
If on any Monthly Transfer date, the value in the Fixed Rate Option is less than the specified amount, we will transfer the full value of Fixed Rate Option to the Indexed Account. Months where only a partial or no transfer takes place because the Fixed Rate Option has insufficient or no value will count against the number of months elapsed in your instructions. Your Designated Transfer instructions stay in effect until cancelled by you, are stopped by us due to certain situations described below under “Loans,” or the requested number of monthly occurrences have been processed. If the Fixed Rate Option value is zero and the Designated Transfer instructions have not been cancelled, stopped, or expired, Designated Transfers will automatically resume when the Fixed Rate Option value is replenished. You may change the amount of the Designated Transfer at any time and your new instructions will take effect on the next Monthly Transfer date. Your request to change or cancel your Designated Transfer instructions must be received in Good Order at our Service Office to become effective. We reserve the right to postpone the effective date for one month of any request to add or change a Designated Transfer, if the request is received within two business days of a Monthly Transfer date. We will notify you in advance if we exercise this right.

Segment Maturity
Segments mature one year from the Segment start date on which they were created. If the 15th of the month falls on a weekend or holiday, or any other time the NYSE is closed, the Segment's maturity will be processed on the next business day, but we will use the last published Index Value preceding the Segment maturity date. Continuing with the example under Monthly Transfer above, when the Index Interest is credited in September of 2019, it would be based on the closing Index Values from Friday, September 14, 2018, and Friday, September 13, 2019, since September 15, 2019, falls on a Sunday.
At Segment maturity, the Segment may be credited with an Index Interest Credit. If your Contract lapses or terminates before the Segment maturity date, no Index Interest will be credited.
After the Contract is issued (with this rider), you may submit maturing Segment allocation instructions that will direct the proceeds of a maturing Segment to your chosen investment option(s), including the Fixed Rate Option, the Indexed Account, or Variable Investment Options. You may only select up to five investment options in your maturing Segment allocation instructions. The maximum amount that can be allocated to the Variable Investment Options is 25% of the maturing Segment’s value. Allocation instructions must be in whole percentages totaling 100%. Your maturing Segment allocation instructions must be received in Good Order at our Service Office to become effective. By default, and unless maturing Segment allocation instructions are provided by you, 100% of the maturing Segment value will be allocated to the Indexed Account. Value from maturing Segments allocated to the Indexed Account will be temporarily placed into the Fixed Holding Account on the Segment maturity date and included in the current Monthly Transfer process to establish a new Segment.
We reserve the right to delay the election of, or changes to, maturing Segment allocation instructions that are received within two business days prior to a Monthly Transfer date. We will notify you in advance if we exercise this right.
Index Value
The Index Value on any date is the published value of the S&P 500® Index, excluding any dividends that may be paid by the firms that comprise the index, as of the close of business on that date. If there is no published closing value for the index on a Segment start date or a Segment maturity date, we will use the most recently published closing value for the index.
Participation Rate
The Participation Rate is the percentage of the gain (if any) in the Index Value that is used to calculate Index Growth Rate. When calculating the Index Growth Rate, the Participation Rate is applied before the Index Growth Floor and Index Growth Cap. Participation Rates for new Segments in the Indexed Account may change, but they will never be lower than the guaranteed minimum Participation Rate of 100%. Once an Segment is created, its Participation Rate will not change. The current Participation Rate in effect may be found on www.prudential.com/eprospectus or obtained by contacting your Pruco Life of New Jersey representative or our customer service office at (800) 944-8786, Monday through Friday, 8:00 a.m. to 8:00 p.m., Eastern Time.
Index Growth Floor
The Index Growth Floor is the minimum rate of interest that will be credited to a given Segment and is used in determining the Index Growth Rate for each Segment. When calculating the Index Growth Rate, the Index Growth Floor is applied after the Participation Rate and before the Index Growth Cap.

CP2NJIAR002                         2

The guaranteed minimum Index Growth Floor rate for the Indexed Account is 1% and each Segment is credited interest daily at this rate.  At segment maturity, the guaranteed Index Growth Floor rate will be deducted from the Index Growth Rate when determining the Index Interest Credit.
Index Growth Floors for new Segments are determined in advance. The Index Growth Floor for a given Segment is determined on its Segment start date. The Index Growth Floor may be raised or lowered at our discretion before the Segment is created but will never be lower than the guaranteed minimum Index Growth Floor. Once a Segment is created, its Index Growth Floor will not change. The floor is not a guarantee against loss, as the deduction of Contract charges and fees could reduce the overall cash value of the Indexed Account.  The current Index Growth Floor in effect may be found on www.prudential.com/eprospectus or obtained by contacting your Pruco Life of New Jersey representative or our customer service office at (800) 944-8786, Monday through Friday, 8:00 a.m. to 8:00 p.m., Eastern Time.
Index Growth Cap
The Index Growth Cap is the maximum rate of interest a Segment may receive and is used in determining the Index Growth Rate for each Segment. When calculating the Index Growth Rate, the Index Growth Cap is applied after the Participation Rate and Index Growth Floor.
We guarantee a minimum Index Growth Cap of 3%. Index Growth Caps for new Segments are determined in advance. The Index Growth Cap for a given Segment is determined on the Segment start date. It may be raised or lowered at our discretion before the Segment is opened but will never be lower than the guaranteed minimum Index Growth Cap. Once a Segment is created its Index Growth Cap will not change. The current Index Growth Cap in effect may be found on www.prudential.com/eprospectus or obtained by contacting your Pruco Life of New Jersey representative or our customer service office at (800) 944-8786, Monday through Friday, 8:00 a.m. to 8:00 p.m., Eastern Time.
Index Growth Rate
The Index Growth Rate is used in determining an Index Interest Credit. It equals: (a) divided by (b), minus 1, then times (c), but not less than (d) and not greater than (e), where:

(a)	= the Index Value on the Segment maturity date

(b)	= the Index Value on the Segment start date

(c)	= the Participation Rate

(d)	= the Index Growth Floor

(e)	= the Index Growth Cap
Average Daily Segment Value (“ADSV”)
When a Segment matures, the ADSV is used along with the Index Growth Rate and guaranteed minimum Interest Rate Floor to calculate any Index Interest Credit. The ADSV is equal to the amount allocated to the Indexed Account Segment on the Segment start date less a prorated portion of the amounts withdrawn or deducted during the Segment’s duration. The prorating is based on the number of calendar days from the withdrawal, loan, or deduction transaction’s effective date to the Segment maturity date, divided by the number of calendar days from the Segment start date to the Segment maturity date. The prorating takes into account that a withdrawal, loan, or deduction occurring shortly after the Segment is created has more of an impact on the ADSV than a withdrawal, loan, or deduction occurring near the end of the Segment’s duration.

Index Interest Credit
On each Segment's maturity date, we will determine the Segment's Index Interest Credit and Segment maturity value. To determine the Index Interest Credit, we take the greater of: a) the Index Growth Rate minus the guaranteed minimum Index Growth Floor, and b) zero. The greater of these two values is multiplied by the Average Daily Segment Value to determine the Indexed Interest Credit. The Index Interest Credit is added to the value of the Segment on the maturity date to determine the final Segment maturity value.
Examples Of Index Interest Credit At Segment Maturity
The following hypothetical examples illustrate the value of a maturing Segment at the end of its 12-month term using various amounts of change in S&P 500® Index Values over the period. The example assumes the illustrated Segments were created with a starting value of $1,000, were not reduced due to any charges or distributions ($1,000 ADSV), and use current Participation Rate (100%), Index Growth Floor (1%), and Index Growth Cap (8%).

Example*	Change In S&P 500® Index Values	Index Growth Rate	Index Interest Credit	Segment Maturity Value
A.	-5%	1%	$0	$1,010
B.	1%	1%	$0	$1,010
C.	5%	5%	$40	$1,050
D.	10%	8%	$70	$1,080
*Example:

A.
Demonstrates a negative change in the Index Value. The Index Growth Rate, however, is 1% due to the guaranteed minimum Index Growth Floor of 1%. When the guaranteed Index Growth Floor is subtracted from the Index Growth Rate, no Index Interest Credit is available.

B.
Demonstrates a positive change in the Index Value. The Index Growth Rate, however, is only 1%. When the guaranteed Index Growth Floor is subtracted from the Index Growth Rate, no Index Interest Credit is available.

C.	Demonstrates a positive change in the Index Value. When the guaranteed Index Growth Floor is subtracted from the Index Growth Rate, a 4% Index Interest Credit is applied at Segment maturity.

D.
Demonstrates a substantially positive change in the Index Value. The Index Growth Rate is limited by the Index Growth Cap. When the guaranteed Index Growth Floor is subtracted from the Index Growth Rate, a 7% Index Interest Credit is applied at Segment maturity.

CP2NJIAR002                         3

IMPORTANT CONSIDERATIONS OF INVESTING THROUGH THE S&P 500® INDEXED ACCOUNT ON CONTRACT FUNCTIONS, FEATURES, AND RIDERS
The information below hereby modifies and amends the prospectus.
CHARGES AND EXPENSES
Unless you have directed otherwise, monthly Contract charges (Cost Of Insurance, Administrative Charge For the Basic Insurance Amount, Additional Mortality Charge For Certain Risks, and Charges For Rider Coverage) are generally deducted proportionately from the dollar amounts held in each of the Variable Investment Options and the Fixed Rate Option. If the amounts in the Variable Investment Options and the Fixed Rate Option are insufficient to cover the monthly charges, the Variable Investment Options and the Fixed Rate Option will be reduced to zero and the remaining amount due will be deducted first from the Fixed Holding Account and then (if necessary) from the Indexed Account. Monthly charges deducted from the Indexed Account will be taken from the most recently created Segment first and continue in a last in - first out (“LIFO”) manner, as needed.
Surrender Charge
If, during the first 10 Contract Years the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change), we may deduct a percentage of the surrender charge. The surrender charge is generally deducted proportionately from the dollar amounts held in each of the Variable Investment Options and the Fixed Rate Option. If the amounts in the Variable Investment Options and the Fixed Rate Option are insufficient to cover the surrender charge, the Variable Investment Options and the Fixed Rate Option will be reduced to zero and the remaining amount due will be deducted first from the Fixed Holding Account and then (if necessary) the Indexed Account. A surrender charge deducted from the Indexed Account will be taken from the most recently created Segment first and continue in a last in - first out (“LIFO”) manner, as needed.
Mortality And Expense Risk Charge
This charge is not assessed against amounts allocated to the Fixed Rate Option, the Fixed Holding Account, or the Indexed Account.
Allocated Charges
The Indexed Account and the Fixed Holding Account may not be used as a source fund for allocated charges.
RIDERS
Overloan Protection Rider
If you exercise this rider, any unloaned Contract Fund value remaining in the Variable Investment Options must be transferred to the Fixed Rate Option or the Indexed Account. Premium allocation instructions must be updated, if necessary, to only include the Fixed Rate Option and/or Indexed Account.
PREMIUMS
Allocation Of Premiums
In addition to the Variable Investment Options and the Fixed Rate Option, you may choose to allocate all or a portion of your net premiums to the Indexed Account. Initial and subsequent net premium amounts allocated to the Indexed Account will be placed in the Fixed Holding Account until the Monthly Transfer date. We reserve the right to retain any funds in the Fixed Holding Account that were received into the Fixed Holding Account within two business days prior to a Monthly Transfer date until the following

Monthly Transfer date. We will notify you in advance if we exercise this right.
We reserve the right to initiate a transfer restriction period whenever a requested loan causes a reduction in value of a Segment. Net Premiums may not be allocated to the Indexed Account during this period. See Loans (below).
Transfers/Restrictions On Transfers
You may transfer amounts from the Variable Investment Options and/or the Fixed Rate Option to the Indexed Account. Amounts transferred to the Indexed Account will first be placed in the Fixed Holding Account until the Monthly Transfer date. Any such requested transfers count towards the limit of 12 transfers per Contract Year and the limit of 20 transfers per calendar year. Transfers from the Fixed Rate Option to the Indexed Account may be made in any amount or percentage and are exempt from the maximum amount limitations applied when requesting a transfer from the Fixed Rate Option to the Variable Investment Options. We reserve the right to retain any funds in the Fixed Holding Account that were received into the Fixed Holding Account within two business days prior to a Monthly Transfer date until the following Monthly Transfer date. We will notify you in advance if we exercise this right.
Other than at time of Segment maturity, you may not transfer any amounts from the Indexed Account to either the Variable Investment Options or the Fixed Rate Option.
You may transfer amounts from the Fixed Holding Account to the Fixed Rate Option. You may not transfer amounts from the Fixed Holding Account to the Variable Investment Options. Any such requested transfers from the Fixed Holding Account applies towards the limit of 12 transfers per Contract Year and the limit of 20 transfers per calendar year. Transfers from the Fixed Holding Account to the Fixed Rate Option may be made in any amount or percentage. You may not conduct transfers from the Fixed Holding Account via the website. We reserve the right to deny a transfer request from the Fixed Holding Account if the request is received within two business days prior to a Monthly Transfer date. We will notify you in advance if we exercise this right.
Designated Transfers do not count towards the limit of 12 transfers per Contract Year or the limit of 20 transfers per calendar year. We reserve the right to count such transfers towards the limit. The Fixed Rate Option transfer restrictions do not apply to Designated Transfers.
We reserve the right to initiate a transfer restriction period whenever a requested loan causes a reduction in value of a Segment. See Loans (below).
Dollar Cost Averaging
The Indexed Account and the Fixed Holding Account may not participate in dollar cost averaging.
Auto-Rebalancing
The Indexed Account and the Fixed Holding Account may not participate in auto-rebalancing.
DEATH BENEFITS
When Death Benefit Proceeds Are Paid
We have the right to delay payment of the Death Benefit attributable to the Fixed Rate Option, the Fixed Holding Account, and/or the Indexed Account for up to six months. We will pay

CP2NJIAR002                         4

interest of at least 0.5% per year if such a payment is delayed for more than 10 days.
CONTRACT VALUES
The total amount invested in the Contract Fund at any time consists of:

(a)	the Variable Investment Options;

(b)	the Fixed Rate Option;

(c)	the Fixed Holding Account;

(d)	the Indexed Account; and

(e)	any Contract loan.
How the Contract’s Cash Surrender Value Will Vary
The Indexed Account and the Fixed Holding Account are part of the Contract Fund and therefore are included in the Contract’s Cash Surrender Value calculation. In addition to the variables listed in the prospectus, if you invest through the Indexed Account, the Contract Fund will vary daily also reflecting:

a)	interest credited on any amounts allocated to the Fixed Holding Account;

b)	interest credited at the guaranteed Index Growth Floor rate on any amounts in an Indexed Account Segment(s); and

c)	any Index Interest Credit on a maturing Indexed Account Segment.
Persistency Credit
The Indexed Account and the Fixed Holding Account are part of the Contract Fund and therefore are includible in any persistency credit calculation.
Loans
When a loan is requested, an amount equal to the loan proceeds is transferred out of the Variable Investment Options and/or the Fixed Rate Option, as applicable. Unless you direct us to take the loan amount from specific investment options, and we agree, the reduction will be made proportionally based on the loanable value held in each of the Variable Investment Options and the Fixed Rate Option. If the amounts in the Variable Investment Options and the Fixed Rate Option are insufficient to cover the requested loan amount, the Variable Investment Options and the Fixed Rate Option will be reduced by the maximum available loanable amount and the remaining amount will be deducted first from the Fixed Holding Account and then (if necessary) the Indexed Account. Loans deducted from the Indexed Account will be taken from the most recently created Segment first and continue in a last in - first out (“LIFO”) manner, as needed.

You may not direct a loan to be deducted only from the Indexed Account or the Fixed Holding Account.
We reserve the right to initiate a transfer restriction period whenever a requested loan causes a reduction in value of a Segment. The transfer restriction period is a 12-month period when no portion of a premium payment may be allocated to the Indexed Account, no transfers from the Variable Investment Options or Fixed Rate Option into the Indexed Account will be permitted, and Designated Transfers will be cancelled. This period begins on the date any portion of a loan causes a reduction in the value of a Segment, except to the extent such reduction is solely due to unpaid interest on the applicable loan. When the transfer restriction period ends, you will again be permitted to allocate premiums to, and transfer funds into, the Indexed Account, and you may provide new Designated Transfer instructions. We will notify you in advance if we exercise this right.
Withdrawals
When a withdrawal is made, an amount equal to the withdrawal amount plus any associated charges is deducted from the Variable Investment Options and/or the Fixed Rate Option, as applicable. Unless you direct us to take the withdrawal plus any associated charges from specific investment options, and we agree, the reduction of the Contract Fund will be made proportionally based on the value held in each of the Variable Investment Options and the Fixed Rate Option. If the amounts in the Variable Investment Options and the Fixed Rate Option are insufficient to cover the requested withdrawal amount plus any associated charges, the Variable Investment Options and the Fixed Rate Option will be reduced to zero and the remaining amount will be deducted first from the Fixed Holding Account and then (if necessary) from the Indexed Account. Withdrawals deducted from the Indexed Account will be taken from the most recently created Segment first and continue in a last in - first out (“LIFO”) manner, as needed.
You may not direct a withdrawal (and any associated charge), to be deducted only from the Indexed Account or the Fixed Holding Account.
When Proceeds Are Paid
We have the right to delay payment of the Cash Surrender Value (including surrenders of fixed reduced paid-up contracts) attributable to the Fixed Rate Option, the Fixed Holding Account, and/or the Indexed Account for up to six months. We will pay interest of at least 0.5% per year if such a payment is delayed for more than 10 days.
ABOUT THE S&P 500® INDEXED ACCOUNT AND FIXED HOLDING ACCOUNT
Amounts in the Indexed Account and Fixed Holding Account are part of our general account. The general account consists of all assets owned by us other than those in the Separate Account and in other separate accounts that have been or may be established by us. Subject to applicable law, we have sole discretion over the investment of the general account assets, and Contract Owners do not share in the investment experience of those assets. Instead, we guarantee that the part of the Contract Fund allocated to the Indexed Account and Fixed Holding Account will accrue interest as explained further in the section of this supplement entitled INVESTING THROUGH THE S&P 500® INDEXED ACCOUNT. All guarantees are based on our claims paying ability and financial strength.
We believe that there are sufficient insurance elements and guarantees with respect to interests in the Indexed Account and Fixed Holding Account to qualify for an exemption from registration under the federal securities laws under Section 3(a)

(8) of the Securities Act of 1933 and Section 989J(a)(1)-(3) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Therefore, interests in the Indexed Account and Fixed Holding Account under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the Indexed Account and Fixed Holding Account are not subject to the provisions of these Acts. Any inaccurate or misleading disclosure regarding the Indexed Account and Fixed Holding Account is subject to certain generally applicable provisions of federal securities laws.
Although the performance of the S&P 500® Index is a factor we make reference to in determining the Indexed Value, the S&P 500® Index is not otherwise part of the Contract nor is it affiliated with us.

CP2NJIAR002                         5

Discontinuation Or Change To the Indexed Account
If the S&P 500® Index is discontinued or if the index calculation is substantially changed, we reserve the right to substitute a comparable index subject to our discretion. Prior to the use of such substitute index, we will notify you and any assignee of record of the substitution.
We reserve the right to withdraw or close the Indexed Account if it is determined that the indexed account is subject to registration under the Securities Act of 1933, or for any other reason in our sole discretion. Upon withdrawal or closure of the Indexed Account, no new transfers to the Indexed Account will be allowed. We will require that you update your premium allocation and maturing Segment allocation instructions to eliminate any future allocation to the Indexed Account, and Designated Transfer instructions will be cancelled. If the Indexed Account is withdrawn or closed, we will notify you and any assignee of record.
Elements Subject To Change
Subject to any guarantees described in this supplement and shown in your Contract's data pages, we have the right to set and to change from time to time the following elements used in calculating the Index Interest Credit for the Indexed Account: Participation Rate, Index Growth Floor, and Index Growth Cap. We will not change the index elements more frequently than once per month. Any setting of, or changes to any element described above will take into consideration one or more factors including, but not limited to expenses, investment earnings, and profit. Changes will be based on our future expectations with respect to any one or more of the factors we use to determine such changes. Any changes in index elements will be on a class basis as we determine, and such changes may increase or decrease the Index Interest Credit for future Segments. All changes will be determined only prospectively.
Changes to the Participation Rate, Index Growth Cap, and Index Growth Floor are not tied to the performance of the S&P 500® Index. Note that the most current Participation Rate, Cap, and Floor can be found on www.prudential.com/eprospectus or obtained by contacting your Pruco Life of New Jersey representative or our customer service office at (800) 944-8786, Monday through Friday, 8:00 a.m. to 8:00 p.m., Eastern Time.
About the S&P 500®
The S&P 500® is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Prudential for itself and affiliates including Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed by Pruco Life of New Jersey.  It is not possible to invest directly in an index.  Pruco Life of New Jersey’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices makes any representation or warranty, express or implied, to the owners of Pruco Life of New Jersey’s products or any member of the public regarding the advisability of investing in securities generally or in Pruco Life of New Jersey’s products particularly or the ability of the S&P 500® to track general market performance. Past performance of an index is not an indication or guarantee of future results.  S&P Dow Jones Indices’ only relationship to Pruco Life of New Jersey with respect to the S&P 500® is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The S&P 500® is determined, composed and calculated by S&P Dow Jones Indices without regard to Pruco Life of New Jersey or Pruco Life of New Jersey’s products.  S&P Dow Jones Indices has no obligation to take the needs of Pruco Life of New Jersey or the owners of Pruco Life of New Jersey’s products into consideration in determining, composing or calculating the S&P 500®.  S&P Dow Jones Indices is responsible for and have not participated in the determination of the prices, and amount of Pruco Life of New Jersey’s products or the timing of the issuance or sale of Pruco Life of New Jersey’s products or in the determination or calculation of the equation by which Pruco Life of New Jersey’s products are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Pruco Life of New Jersey’s products. There is no assurance that investment products based on the S&P 500® will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment or tax advisor.  A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSORGUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY PRUCO LIFE OF NEW JERSEY, OWNERS OF PRUCO LIFE OF NEW JERSEY’S PRODUCTS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND PRUCO LIFE OF NEW JERSEY OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

CP2NJIAR002                         6

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION
The date of this statement of additional information and of the related prospectus is May 1, 2020.

Pruco Life of New Jersey Variable Appreciable Account (the "Account")
Pruco Life Insurance Company of New Jersey
PruLife® Custom Premier II
VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

This statement of additional information is not a prospectus. Please review the PruLife® Custom Premier II prospectus (the “prospectus”), which contains information concerning the Contracts described above. You may obtain a copy of the prospectus without charge by calling us at 800-944-8786. You can also view the statement of additional information located with the prospectus at www.prudential.com/eprospectus, or request a copy by writing to us.
The defined terms used in this statement of additional information are as defined in the prospectus.
Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102

GENERAL INFORMATION AND HISTORY
Description of Pruco Life Insurance Company of New Jersey
Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", “us”, “we”, or “our”) is a stock life insurance company founded on September 17, 1982, under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities only in the states of New Jersey and New York.
Control of Pruco Life Insurance Company of New Jersey
Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company (“Pruco Life”), which in turn is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a stock life insurance company founded on October 13, 1875, under the laws of the state of New Jersey. Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering wide range of insurance, investment management, and other financial products and services. The principal executive office of each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.
As Pruco Life of New Jersey’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey, Pruco Life and Prudential. However, neither Prudential Financial, Prudential, Pruco Life, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the Contract. Pruco Life of New Jersey and Pruco Life’s principal executive office is 213 Washington Street, Newark, New Jersey 07102.
State Regulation
Pruco Life of New Jersey is subject to regulation and supervision by the Department of Banking and Insurance of the state of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.
Pruco Life of New Jersey is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.
In addition to the annual statements referred to above, Pruco Life of New Jersey is required to file with New Jersey and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.
Records
We maintain all records and accounts relating to the Account at our principal executive office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.
Services and Third-Party Administration Agreements
Pruco Life of New Jersey and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life of New Jersey various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential.  Pruco Life of New Jersey reimburses Prudential for its costs in providing such services.  Under this Agreement, Pruco Life of New Jersey has reimbursed Prudential $21,087,962 in 2019, $18,416,108 in 2018, $18,772,784 in 2017, $16,925,435 in 2016, and $14,159,949 in 2015, of which the life business accounted for $8,115,554, $7,457,040, $7,862,448, $7,037,114, and $5,792,204, respectively.
Prudential furnishes Pruco Life of New Jersey the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account. As soon as the Pruco Life of New Jersey death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks.
Our individual life reinsurance treaties covering PruLife® Custom Premier II Contracts provide for the reinsurance of a portion of the related mortality risk on a yearly renewable term basis.  Pruco Life of New Jersey or its affiliates retain any such mortality risk that is not ceded under these treaties.
TransCentra, Inc. ("TransCentra") is a billing and payment services provider for Prudential, Pruco Life, and Pruco Life of New Jersey. TransCentra received $1,150,422 in 2019, $1,292,465 in 2018, and $1,394,460 in 2017 from Prudential for services rendered. TransCentra's principal business address is 4855 Peachtree Industrial Blvd, STE 245, Norcross, GA 30092.
Cyber Security
With the increasing use of technology and computer systems in general and, in particular, the internet to conduct necessary business functions, we are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the

1

data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches that could impact us and our Contract Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers to us. Cyber security failures originating with any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to us, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by us may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by us in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although we, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, we cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
INITIAL PREMIUM PROCESSING
In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium in Good Order.
Upon receipt of a request for life insurance from a prospective Contract Owner, Pruco Life of New Jersey will follow certain insurance underwriting (i.e., evaluation of risk) procedures designed to determine whether the proposed Insured is insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Insured before a determination can be made. A Contract cannot be issued, (i.e., physically issued through Pruco Life of New Jersey’s computerized issue system) until this underwriting procedure has been completed.
Since a Contract cannot be issued until after the underwriting process has been completed, we use a Limited Insurance Agreement to provide temporary life insurance coverage to prospective Contract Owners who pay the minimum initial premium at the time the request for coverage is submitted. This coverage is for the total Death Benefit applied for, up to the maximum described by the Limited Insurance Agreement, and is subject to the other terms of the Limited Insurance Agreement.
The Contract Date is the date specified in the Contract. This date is used to determine the insurance age of the proposed insured. It represents the first day of the Contract Year and therefore determines the Contract Anniversary and Monthly Dates. It also represents the commencement of the suicide and contestable periods for purposes of the Basic Insurance Amount.
If the minimum initial premium is paid with the application and no medical examination is required, the Contract Date will ordinarily be the date of the application. If a delay is encountered (e.g., if a request for further information is not met promptly), generally, the Contract Date will be 21 days prior to the date on which the Contract is physically issued. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.
If the premium paid with the application is less than the minimum initial premium, the Contract Date will be determined as described above. The balance of the minimum initial premium amount will be applied as of the later of the Contract Date and the date premiums were received in Good Order.
If no premium is paid with the application, the Contract Date will be the Contract Date stated in the Contract, which will generally be the date the minimum initial premium is received in Good Order from the Contract Owner and the Contract is delivered.
There is one principal variation from the foregoing procedure. If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months. In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted immediately after the net premium has been applied to the Contract Fund.

2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS
Legal Considerations Relating to Sex-Distinct Premiums and Benefits
The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.
Death Benefit Types
There are three types of Death Benefit available under the Contract: (1) Type A, a generally fixed Death Benefit; (2) Type B, a variable Death Benefit; and (3) Type C, a return of premium Death Benefit. A Type C (return of premium) Death Benefit generally varies by the amount of premiums paid, a Type B (variable) Death Benefit varies with investment performance, and a Type A (fixed) Death Benefit does not vary unless it must be increased to comply with the Internal Revenue Code's definition of life insurance.
How a Type A (Fixed) Contract's Death Benefit Will Vary
Under the Type A Contract, the Death Benefit is generally equal to the Basic Insurance Amount, before the reduction of any Contract Debt. If the Contract is kept in force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where we will increase the Death Benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.
Assuming no Contract Debt or riders, the Death Benefit of a Type A Contract will always be the greater of:

(1)	the Basic Insurance Amount; and

(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the Attained Age factor that applies.
A listing of Attained Age factors can be found on your Contract's data pages. The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract Owner may choose between two methods that we use to determine the tax treatment of the Contract.
The following table illustrates at different ages how the Attained Age factor affects the Death Benefit for different Contract Fund amounts. The table assumes a $250,000 Type A Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.
Type A (Fixed) Death Benefit

If		Then
The insured is age	and the Contract Fund is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	4.74 4.74 4.74	118,500 355,500 474,000	$250,000 $355,500* $474,000*
60 60 60	$ 75,000 $125,000 $150,000	2.43 2.43 2.43	182,250 303,750 364,500	$250,000 $303,750* $364,500*
80 80 80	$150,000 $200,000 $225,000	1.39 1.39 1.39	208,500 278,000 312,750	$250,000 $278,000* $312,750*
*  Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract Owner selected the Cash Value Accumulation Test. These figures are based on the 2017
   Commissioner's Standard Ordinary ("CSO") Mortality Tables.

This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $150,000, the Death Benefit will be $364,500, even though the Basic Insurance Amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $2.43. We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the No-Lapse Guarantee.
How a Type B (Variable) Contract's Death Benefit Will Vary
Under the Type B Contract, while the Contract is in force, the Death Benefit will never be less than the Basic Insurance Amount, before the reduction of any Contract Debt, but will also vary immediately after it is issued, with the investment results of the selected Variable Investment Options. The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

3

Assuming no Contract Debt or riders, the Death Benefit of a Type B Contract will always be the greater of:

(1)	the Basic Insurance Amount plus the Contract Fund before the deduction of any monthly charges due on that date; and

(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the Attained Age factor that applies.
For purposes of computing the Death Benefit, if the Contract Fund is less than zero, we will consider it to be zero. A listing of Attained Age factors can be found on your Contract's data pages. The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract Owner may choose between two methods that we use to determine the tax treatment of the Contract.
The following table illustrates various Attained Age factors and Contract Funds and the corresponding Death Benefits. The table assumes a $250,000 Type B Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.
Type B (Variable) Death Benefit

If		Then
The insured is age	and the Contract Fund is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	4.74 4.74 4.74	118,500 355,500 474,000	$275,000 $355,500* $474,000*
60 60 60	$ 75,000 $125,000 $150,000	2.43 2.43 2.43	182,250 303,750 364,500	$325,000 $375,000 $400,000
80 80 80	$150,000 $200,000 $225,000	1.39 1.39 1.39	208,500 278,000 312,750	$400,000 $450,000 $475,000
*  Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract Owner selected the Cash Value Accumulation Test. These figures are based on the 2017
   Commissioner's Standard Ordinary ("CSO") Mortality Tables.

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $100,000, the Death Benefit will be $474,000, even though the Basic Insurance Amount plus the Contract Fund is $350,000. In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $4.74. We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the No-Lapse Guarantee.
How a Type C (Return of Premium) Contract’s Death Benefit Will Vary
Under the Type C Contract, while the Contract is in force, the Death Benefit will vary by the amount of premiums paid, less any withdrawals. The Death Benefit on a Type C Contract is limited to the Basic Insurance Amount plus an amount equal to: the Contract Fund plus the Type C Limiting Amount multiplied by the Type C Death Benefit Factor, both located in the Contract Limitations section of your Contract. The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. Unlike Type A and Type B Contracts, the Death Benefit of a Type C Contract may be less than the Basic Insurance Amount in the event total withdrawals are greater than total premiums paid.
Assuming no Contract Debt or riders, the Death Benefit of a Type C Contract will always be the lesser of:

(1)	the Basic Insurance Amount plus the total premiums paid into the Contract less any withdrawals; and

(2)
the Basic Insurance Amount plus the Contract Fund before deduction of any monthly charges due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor, both found in the Contract Limitations section of the Contract's data pages.

However, if the product of the Contract Fund, before any monthly charges, multiplied by the Attained Age factor is greater than either (1) or (2), described above, then it will become the Death Benefit.
A listing of Attained Age factors can be found on your Contract's data pages. The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract Owner may choose between two methods that we use to determine the tax treatment of the Contract.
The following table illustrates various Attained Age factors and Contract Funds and the corresponding Death Benefits. The table assumes a $250,000 Type C Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

4

Type C (Return of Premium) Death Benefit

If			Then
The insured is age	and the Contract Fund is	and the premium paid less any withdrawals is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40 40 40	$25,000 $75,000 $100,000	$15,000 $60,000 $80,000	4.74 4.74 4.74	118,500 355,500 474,000	$265,000 $355,500* $474,000*
60 60 60	$75,000 $125,000 $150,000	$ 60,000 $100,000 $125,000	2.43 2.43 2.43	182,250 303,750 364,500	$310,000 $350,000 $375,000
80 80 80 80 80***	$150,000 $200,000 $225,000 $250,000 $250,000	$125,000 $150,000 $175,000 $500,000 $775,000	1.39 1.39 1.39 1.39 1.39	208,500 278,000 312,750 347,500 347,500	$375,000 $400,000 $425,000 $750,000 $1,000,000
* Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract Owner selected the Cash Value Accumulation Test. These figures are based on the 2017
   Commissioner's Standard Ordinary ("CSO") Mortality Tables.
***Illustrates the effect of a Type C Benefit Factor = 2.

This means, for example, that if the insured has reached the age of 40, and the premiums paid less any withdrawals equals $80,000, the Death Benefit will be $474,000, even though the Basic Insurance Amount plus premiums paid (less withdrawals) is $330,000. In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $4.74. We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the No-Lapse Guarantee.
Reports to Contract Owners
Once each year, we will send you a statement that provides certain information pertinent to your Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.
We also make available annual and semi-annual reports of the Funds showing the financial condition of the Funds and the investments held in each Fund. The most recent annual and semi-annual reports are available at www.prudential.com/eprospectus or by calling 800-944-8786.
ADDITIONAL INFORMATION ABOUT CHARGES
Underwriting Procedures
When you express interest in obtaining a Contract from us, you may apply for coverage through either (1) a long form application or (2) our worksheet process. When using the long form application, a registered representative completes a full application and submits it to us to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, a broker-dealer affiliate of Prudential, or in some cases, a broker-dealer not directly affiliated with Prudential. When using the worksheet process, a registered representative typically collects enough information to start the underwriting process. The remaining information is obtained directly from the proposed insured.
Regardless of the underwriting process followed, once we receive the necessary information, which may include physicians' statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.
ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT
When your Contract is in default, no part of your Contract Fund is available to you. Consequently, you are not able to take any loans, withdrawals, or surrenders, make any transfers among the investment options, or change the way in which subsequent premiums are allocated.
DISTRIBUTION AND COMPENSATION
In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Pruco Securities may enter into compensation arrangements with certain broker-dealer firms authorized by Pruco Securities to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate

5

compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative services, and/or other services they provide to us or our affiliates.
To the extent permitted by applicable rules, laws, and regulations, Pruco Securities may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.
Pruco Life of New Jersey makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.
The list below provides the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2019) that received payment or accrued a payment amount with respect to variable product business during 2019. The least amount paid or accrued and the greatest amount paid or accrued during 2019 were $0.38 and $41,809,941.64, respectively.
Names of Firms:
1 ST GLOBAL CAPITAL CORPORATION, 1ST GLOBAL INS SVS INC, 1ST GLOBAL INSURANCE AGENCY OF MA INC, AGENCY SERVICES OF AR INC, ALLSTATE FINANCIAL SERVICES LLC, AMERIAN GENERAL INS AGCY INC, AMERICAN EXPRESS INS AGENCY OF MA INC, AMERICAN EXPRESS INS AGENCY OF TX, AMERICAN INDEPENDENT SECURITIES GROUP LLC, AMERICAN INVESTORS CO, AMERICAN PORTFOLIOS FIN SVCS INC, AMERIPRISE FINANCIAL CENTER, AMERITAS INVESTMENT CORP, AON CONSULTING INC, APW CAPITAL INC, ARETE INSURANCE AGENCY LLC, ARLINGTON SECURITIES INC, ARVEST INSURANCE INC, AURORA INSURANCE SERVICES INC, AUSDAL FINANCIAL PARTNERS INC, AVANTAX INSURANCE SERVICES INC, AVANTAX INSURANCE SERVICES INC (MA), AVISEN SECURITIES INC, AXA NETWORK LLC, AYCO SERVICES AGENCY LP, AYCO SERVICES INS AGCY INC (K OSTER), B RILEY WEALTH MANAGEMENT INC, BAIRD INS SERVICES INC, BBVA COMPASS INSURANCE AGENCY, BCG SECURITIES INC, BENEFIT FUNDING SERVICES LLC, BENJAMIN F EDWARDS & COMPANY INC, BERTHEL FISHER & CO FIN SVCS INC, BOK FINANCIAL SECURITIES INC, BROKERS INTERNATIONAL FINANCIAL SERVICES, BROOKLIGHT PLACE SECURITIES INC, CADARET GRANT & CO INC, CALTON & ASSOCIATES INC, CAMBRIDGE INVESTMENT RESEARCH INC, CAMBRIDGE INVESTMENT RESEARCH INC, CAPFINANCIAL SECURITIES LLC, CAPITAL FINANCIAL SERVICES INC, CAPITAL INVESTMENT GROUP INC, CAPITAL SYNERGY PARTNERS INC, CAROLINAS INVESTMENT CONSULTING LLC, CBIZ BENEFITS & INS SVS INC, CC SERVICES INC, CENTARA CAPITAL SECURITIES INC, CENTAURUS FINANCIAL INC, CENTAURUS TEXAS INC, CES INSURANCE AGENCY INC, CETERA ADVISOR NETWORK LLC, CETERA ADVISOR NETWORK LLC, CETERA ADVISORS INSURANCE SERVICES LLC, CETERA ADVISORS LLC, CETERA FINANCIAL SPECIALIST LLC, CETERA INVESTMENT SERVICES LLC, CFD INVESTMENTS INC, CFS INSURANCE AND TECHNOLOGY SERVICES LLC, CHALICE CAPITAL PARTNERS LLC, CHAPIN DAVIS INSURANCE INC, CHASE INSURANCE AGENCY, CIG RISK MANAGEMENT INC, CITIGROUP LIFE AGENCY LLC, CITIZENS SECURITIES INC, CLIENT ONE SECURITIES LLC, COMMUNITYAMERICA FINANCIAL SOLUTIONS LLC, CONCORDE INVESTMENT SERVICES LLC, COORDINATED CAPITAL SECURITIES, CPS FINANCIAL & INSURANCE SERVICES INC, CROWN CAPITAL INS AGENCY OF NV INC, CROWN CAPITAL INSURANCE AGENCY LLC, CROWN CAPITAL SECURITIES LP, CRUMP LIFE INS SERVICES INC, CUTTER & COMPANY BROKERAGE INC, DEMPSEY FIN NETWORK INC, DEMPSEY LORD SMITH LLC, DORSEY & COMPANY INC, EDWARD D JONES & CO LP, EDWARD JONES INS AGCY OF CA LLC, EDWARD JONES INS AGCY OF MA LLC, EDWARD JONES INS AGCY OF NM LLC, ENTERPRISE GENERAL INS AGENCY INC, ENTERPRISE SECURITIES COMPANY, EQUITY SERVICES INC, ESTATE INSURANCE SERVICES LTD, EXECUTIVE INS AGENCY INC, FARMERS FINANCIAL SOLUTIONS, FASI OF TX INC, FBL MARKETING SERVICES LLC, FIFTH THIRD INSURANCE AGENCY INC, FIFTH THIRD SECURITIES INC, FINANCIAL TELESIS INC, FIRST ALLIED SECURITIES , FIRST CITIZENS INVESTOR SERVICES INC, FIRST HEARTLAND CAPITAL INC, FIRST PALLADIUM LLC, FIRST STATE FINANCIAL MGMT INC, FNBB CAPITAL MARKETS LLC, FORTUNE FINANCIAL SERVICES INC, FORTUNE SECURITIES INC, FOUNDERS FINANCIAL SECURITIES LLC, FSC AGENCY INC, G A REPPLE & COMPANY, GENEOS WEALTH MANAGEMENT INC, GLOBALINK SECURITIES INC, GRADIENT SECURITIES LLC, GRB FINANCIAL LLC, GWN SECURITIES INC, H BECK INC, H&R BLOCK FINANCIAL ADVISORS INC, HANCOCK SECURITIES GROUP LLC, HANTZ AGENCY LLC, HANTZ AGENCY LLC, HANTZ FINANCIAL SERVICES INC, HARBOR FINANCIAL SERVICES LLC, HARBOR INVESTMENT ADVISORY LLC, HARBOUR INVESTMENTS INC, HAZLETT BURT AND WATSON INC, HEFREN TILLOTSON INC, HEREFORD INSURANCE AGENCY INC, HIGHTOWER SECURITIES LLC, HORAN SECURITIES INC, HORNOR TOWNSEND & KENT, HUNTINGTON INVESTMENT COMPANY, HUNTLEIGH SECURITIES CORP (K JACKSON), HWG INS AGENCY INC, ICC INSURANCE AGCY INC, IFP INSURANCE GROUP LLC, IMS INSURANCE AGENCY INC , IMS SECURITIES INC, INDEPENDENT FINANCIAL GROUP INC, INFINEX INVESTMENTS INC, INNOVATION PARTNERS LLC, INSIGHT SECURITIES INC, INTERCONTINENTAL AGENCY LLC, INTERLINK SECURITIES CORP, INTERNATIONAL ASSETS ADVISORY LLC, INTERSECURITIES INSURANCE AGENCY , INTERVEST INTERNATIONAL INC, INTERVEST INTERNAT'L EQUITIES CORP, INVERNESS SECURITIES LLC, INVESTACORP INC, INVESTACORP INC, INVESTMENT CENTER INC, INVESTMENT PLANNERS INC, ISI INSURANCE AGENCY INC (R SIMARD), J J B HILLIARD W L LYONS LLC, J W COLE FINANCIAL INC, JANNEY MONTGOMERY SCOTT LLC, JJB HILLIARD W L LYONS INC, JK FINANCIAL SERVICES INC, JW COLE FINANCIAL INC, KCD FINANCIAL, KCL SERVICE COMPANY OF TEXAS, KESTRA INVESTMENT SERVICES LLC, KESTRA INVESTMENT SERVICES, LLC, KEYCORP INSURANCE AGENCY USA INC, KFG ENTERPRISES INC, KINGSBURY CAPITAL INC, KMS FINANCIAL SERVICES, KOVACK SECURITIES INC, L M KOHN & CO, LARSON FINANCIAL GROUP LLC, LASALLE ST SECURITIES LLC, LEADERS GROUP, LFA LIMITED LIABILITY COMPANY, LIFEMARK SECURITIES CORP, LINCOLN FIN ADVISORS CORP, LINCOLN FINANCIAL SEC CORP, LINCOLN INVESTMENT PLANNING LLC, LINCOLN NATIONAL INS ASSOC INC, LINSCO PRIVATE LEDGER INS ASSOC INC, LION STREET FINANCIAL LLC, LPA INSURANCE AGENCY INC, LPL FINANCIAL CORPORATION, M FINANCIAL SECURITIES MARKETING INC , M HOLDINGS SECURITES INC, M&T SECURITIES INC, MARINER INSURANCE RESOURCES LLC, MB SCHOEN & ASSOCIATES INC, MCG SECURITIES LLC, MERCAP SECURITIES LLC, MERCER HEALTH & BENEFITS ADMINISTRATION LLC, MERRILL LYNCH LIFE AGCY INC, MERRILL LYNCH LIFE AGCY INC, MERRILL LYNCH LIFE AGCY INC, MMC SECURITIES LLC, MML INS AGCY INC, MML INS AGCY INC, MONEY CONCEPTS CAPITAL, MOORS & CABOT INC, MORGAN STANLEY DEAN WITTER INS SVCS INC, MSC OF TX INC, MUTUAL TRUST CO OF AMERICA SECURITIES, MWA FINANCIAL SERVICES INC, MWAGIA INC, NATIONAL SECURITIES CORP, NAVY FEDERAL BROKERAGE SERVICES LLC, NETWORK AGENCY INC, NETWORK AGENCY OF OHIO INC, NEW PENFACS INS AGENCY INC, NEWPORT GROUP SEC INC, NEXT FINANCIAL GROUP, NEXT FINANCIAL GROUP, NORTHLAND

6

SECURITIES INC, NORTHWESTERN MUTUAL INVEST SVCS, NPB FINANCIAL GROUP LLC, NYLIFE INSURANCE AGENCY INC, O N EQUITY SALES COMPANY, OFG FINANCIAL SERVICES INC, OHIO NATIONAL INS AGENCY INC, OHIO NATIONAL INS AGENCY INC, ONEAMERICA SECURITIES INC, OPPENHEIMER & CO INC, PACKERLAND BROKERAGE SERVICES, PARK AVENUE SECURITIES, PARKLAND SECURITIES LLC, PEOPLES SECURITIES INC, PJ ROBB VARIABLE CORP, PLUS AGENCY LLC, PNC INSURANCE SERVICES INC, PREFERRED MARKETING SERVICES INC (M ROTHSCHILD), PRINCIPAL SECURITIES INC, PRIVATE CLIENT SERVICES LLC, PRIVATE LEDGER INS AGCY OF OH INC (P CALFEE), PROEQUITIES INC, PRUDENTIAL DIRECT INC, PURSHE KAPLAN STERLING INS INV, QUEST CAPITAL STRATEGIES INC, QUESTAR AGENCY INC, RAYMOND JAMES & ASSOCIATES INC, RAYMOND JAMES & ASSOCIATES INC, RBC CAPITAL MARKETS CORP, REGULUS ADVISOR LLC, REHMANN INSURANCE GROUP LLC, ROBERT SHOR INSURANCE ASSOCIATES INC, ROBERT W BAIRD & CO INC, ROYAL ALLIANCE ASSOCIATES INC, ROYAL ALLIANCE ASSOCIATES INC, ROYAL ALLIANCE INS AGCY OF MA INC, ROYAL ALLIANCE INS AGCY OF OH INC (L WALLER), S B H U LIFE AGENCY INC, SA STONE WEALTH MANAGEMENT INC, SAGEPOINT FINANCIAL INC, SAXONY INSURANCE AGENCY LLC, SAYBRUS EQUITY SERVICES INC, SBS INSURANCE AGENCY OF FLORIDA INC, SBS INSURANCE AGENCY OF LA INC, SCF SECURITIES INC, SECURIAN FINANCIAL SERVICES INC, SECURITIES AMERICA INC, SECURITIES SERVICE NETWORK INC, SFA INSURANCE SERVICES INC, SIGMA FINANCIAL CORP, SIGNAL SECURITIES INC, SIGNATOR INSURANCE AGENCY INC, SII INVESTMENTS INC, SIMMONS FIRST INS SERVICES INC, SMITH BROWN & GROOVER INC, SNOWDEN INSURANCE SERVICES LLC, SORRENTO PACIFIC FINANCIAL LLC , SOUTHERN WEALTH SECURITIES LLC, SOUTHWEST INSURANCE AGENCY INC, SPIRE INSURANCE AGENCY LLC, ST. BERNARD FINANCIAL SERVICES INC, STANLEY LAMAN GROUP SECURITIES LLC, STEPHENS INSURANCE LLC, STIFEL NICHOLAUS & CO INC, STIFEL NICHOLAUS & CO INC, SUMMIT BROKERAGE SERVICES, INC., SUNSET FINANCIAL SERVICES INC, TFS SECURITIES INC, THOROUGHBRED FINANCIAL SERVICES LLC, THRIVENT INSURANCE AGENCY INC, THURSTON SPRINGER MILLER HERD & TITAK INC, TRANSAMERICA FINANCIAL ADVISORS INC, TRIAD ADVISORS INC, TRIAD ADVISORS INC, TRUSTMONT FINANCIAL GROUP INC, U S BANCORP INVESTMENTS INC, UBS FINANCIAL SERVICES, UNIONBANC INVESTMENT SERVICES LLC, UNITED PLANNERS FINANCIAL, UNITED PLANNERS FINANCIAL, US BANCORP INSURANCE SERVICES LLC, USA FINANCIAL SECURITIES CORP, VALMARK SECURITES INC , VANDERBILT SECURITIES LLC, VOYA FINANCIAL ADVISORS INC, WADDELL & REED INC, WELLS FARGO ADVISORS CALIFORNIA INS AGENCY LLC, WELLS FARGO ADVISORS FINANCIAL NETWORK, WELLS FARGO ADVISORS FINANCIAL NETWORK L, WELLS FARGO ADVISORS FINANCIAL NETWORK L, WESTERN EQUITY GROUP INC, WINTRUST INVESTMENTS LLC, WOODBURY FIN SERVICES INC, WOODBURY FINANCIAL AGENCY OH INC, WORLD CAPITAL BROKERAGE INC, WORLD EQUITY GROUP, WORTH FINANCIAL GROUP INC, ZURES CO FIN & INS SVCS (J BAKER)
Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
EXPERTS
The financial statements of Pruco Life Insurance Company of New Jersey as of December 31, 2019 and 2018, and for each of the three years in the period ended December 31, 2019 and the financial statements of Pruco Life of New Jersey Variable Appreciable Account as of the dates presented and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
Actuarial matters included in this statement of additional information have been examined by Vy Ho, FSA, MAAA, Vice President and Actuary of Prudential.
PERFORMANCE DATA
Average Annual Total Return
The Account may advertise average annual total return information calculated according to a formula prescribed by the SEC. Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Variable Investment Option from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Variable Investment Option at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Variable Investment Option and (ii) no transfers or additional payments were made. Premium taxes are not included in the term “charges” for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:
P(1+T)n = ERV
Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.
Non-Standard Total Return
In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.
For the periods prior to the date the Variable Investment Options commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Variable Investment Options were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Variable Investment Options (this is referred to as “hypothetical performance data”). Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance Contract

7

charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns. Information stated for any given period does not indicate or represent future performance.
Money Market Yield
The “total return” figures for the Government Money Market Variable Investment Option are calculated using historical investment returns of the Government Money Market Portfolio of The Prudential Series Fund as if PruLife® Custom Premier II had been investing in that Variable Investment Option during a specified period. Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with PruLife® Custom Premier II are not reflected.
The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Government Money Market Variable Investment Option at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the Variable Investment Option at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%. The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1]365/7)-1.
The yields on amounts held in the Government Money Market Variable Investment Option will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.
FINANCIAL STATEMENTS
The financial statements of the Account should be distinguished from the financial statements of Pruco Life of New Jersey, which should be considered only as bearing upon the ability of Pruco Life of New Jersey to meet its obligations under the Contracts.

8

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$15,162,884	$151,691,534	$254,437,557	$343,415,360	$152,054,474
Net Assets	$15,162,884	$151,691,534	$254,437,557	$343,415,360	$152,054,474

NET ASSETS, representing:
Accumulation units	$15,162,884	$151,691,534	$254,437,557	$343,415,360	$152,054,474
	$15,162,884	$151,691,534	$254,437,557	$343,415,360	$152,054,474

Units outstanding	6,600,934	42,185,599	14,692,428	24,007,405	14,064,718

Portfolio shares held	1,516,288	10,425,535	4,027,185	10,006,275	4,842,499
Portfolio net asset value per share	$10.00	$14.55	$63.18	$34.32	$31.40
Investment in portfolio shares, at cost	$15,162,884	$125,608,814	$95,209,840	$161,559,005	$71,876,458

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019
INVESTMENT INCOME
Dividend income	$238,700	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	48,958	404,539	1,343,605	2,029,271	904,193
Reimbursement for excess expenses	—	(11,248)	(151,394)	(658,559)	(235,677)
NET EXPENSES	48,958	393,291	1,192,211	1,370,712	668,516

NET INVESTMENT INCOME (LOSS)	189,742	(393,291)	(1,192,211)	(1,370,712)	(668,516)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	670,205	9,410,159	10,310,941	4,282,234
Net change in unrealized appreciation (depreciation) on investments	—	14,259,739	49,433,151	48,447,112	20,104,120
NET GAIN (LOSS) ON INVESTMENTS	—	14,929,944	58,843,310	58,758,053	24,386,354

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$189,742	$14,536,653	$57,651,099	$57,387,341	$23,717,838

The accompanying notes are an integral part of these financial statements.
A 1

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio (Class I)	Prudential Natural Resources Portfolio (Class I)	Prudential Global Portfolio
ASSETS
Investment in the portfolios, at fair value	$24,468,410	$114,549,780	$37,122,468	$7,008,803	$19,935,496
Net Assets	$24,468,410	$114,549,780	$37,122,468	$7,008,803	$19,935,496

NET ASSETS, representing:
Accumulation units	$24,468,410	$114,549,780	$37,122,468	$7,008,803	$19,935,496
	$24,468,410	$114,549,780	$37,122,468	$7,008,803	$19,935,496

Units outstanding	4,574,180	15,759,267	2,630,093	668,703	4,669,813

Portfolio shares held	4,240,626	1,542,966	1,031,466	287,954	480,489
Portfolio net asset value per share	$5.77	$74.24	$35.99	$24.34	$41.49
Investment in portfolio shares, at cost	$21,407,166	$69,360,157	$21,108,674	$8,651,672	$10,522,735

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio (Class I)	Prudential Natural Resources Portfolio (Class I)	Prudential Global Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019
INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	99,536	376,282	165,854	38,684	82,847
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	99,536	376,282	165,854	38,684	82,847

NET INVESTMENT INCOME (LOSS)	(99,536)	(376,282)	(165,854)	(38,684)	(82,847)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	124,380	1,840,777	944,961	(241,204)	554,251
Net change in unrealized appreciation (depreciation) on investments	3,261,575	23,124,587	6,874,844	980,546	4,111,947
NET GAIN (LOSS) ON INVESTMENTS	3,385,955	24,965,364	7,819,805	739,342	4,666,198

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,286,419	$24,589,082	$7,653,951	$700,658	$4,583,351

The accompanying notes are an integral part of these financial statements.
A 2

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
ASSETS
Investment in the portfolios, at fair value	$2,599,497	$64,544,454	$18,059,450	$41,914	$549,294
Net Assets	$2,599,497	$64,544,454	$18,059,450	$41,914	$549,294

NET ASSETS, representing:
Accumulation units	$2,599,497	$64,544,454	$18,059,450	$41,914	$549,294
	$2,599,497	$64,544,454	$18,059,450	$41,914	$549,294

Units outstanding	552,343	9,588,883	1,588,947	26,246	249,360

Portfolio shares held	191,987	790,792	419,694	2,683	13,466
Portfolio net asset value per share	$13.54	$81.62	$43.03	$15.62	$40.79
Investment in portfolio shares, at cost	$2,306,402	$23,534,078	$8,511,516	$38,504	$390,727

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019
INVESTMENT INCOME
Dividend income	$—	$—	$—	$932	$2,299

EXPENSES
Charges for mortality and expense risk	15,466	266,608	95,668	340	3,164
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	15,466	266,608	95,668	340	3,164

NET INVESTMENT INCOME (LOSS)	(15,466)	(266,608)	(95,668)	592	(865)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	1,662	51,641
Net realized gain (loss) on shares redeemed	25,774	2,788,638	849,015	32	4,984
Net change in unrealized appreciation (depreciation) on investments	138,920	13,513,237	2,607,644	6,578	87,749
NET GAIN (LOSS) ON INVESTMENTS	164,694	16,301,875	3,456,659	8,272	144,374

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$149,228	$16,035,267	$3,360,991	$8,864	$143,509

The accompanying notes are an integral part of these financial statements.
A 3

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Henderson VIT Research Portfolio (Service Shares)
ASSETS
Investment in the portfolios, at fair value	$262,395	$489,660	$271,498	$15,149,964	$2,039,539
Net Assets	$262,395	$489,660	$271,498	$15,149,964	$2,039,539

NET ASSETS, representing:
Accumulation units	$262,395	$489,660	$271,498	$15,149,964	$2,039,539
	$262,395	$489,660	$271,498	$15,149,964	$2,039,539

Units outstanding	114,114	112,733	127,701	3,436,150	666,967

Portfolio shares held	4,417	41,780	15,703	543,789	51,452
Portfolio net asset value per share	$59.40	$11.72	$17.29	$27.86	$39.64
Investment in portfolio shares, at cost	$165,693	$328,405	$295,150	$8,617,130	$1,449,785

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Henderson VIT Research Portfolio (Service Shares)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019
INVESTMENT INCOME
Dividend income	$—	$9,435	$—	$—	$5,850

EXPENSES
Charges for mortality and expense risk	2,104	3,976	2,891	33,081	4,850
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	2,104	3,976	2,891	33,081	4,850

NET INVESTMENT INCOME (LOSS)	(2,104)	5,459	(2,891)	(33,081)	1,000

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	20,672	25,368	53,891	—	204,866
Net realized gain (loss) on shares redeemed	1,600	3,294	(16,784)	442,363	78,846
Net change in unrealized appreciation (depreciation) on investments	50,451	67,170	60,334	2,276,485	281,019
NET GAIN (LOSS) ON INVESTMENTS	72,723	95,832	97,441	2,718,848	564,731

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$70,619	$101,291	$94,550	$2,685,767	$565,731

The accompanying notes are an integral part of these financial statements.
A 4

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	Janus Henderson VIT Overseas Portfolio (Service Shares)	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares)	M Large Cap Growth Fund
ASSETS
Investment in the portfolios, at fair value	$19,260,069	$5,088,785	$737,259	$115,723	$141,201
Net Assets	$19,260,069	$5,088,785	$737,259	$115,723	$141,201

NET ASSETS, representing:
Accumulation units	$19,260,069	$5,088,785	$737,259	$115,723	$141,201
	$19,260,069	$5,088,785	$737,259	$115,723	$141,201

Units outstanding	4,002,742	1,906,168	76,878	29,546	2,798

Portfolio shares held	1,026,109	548,360	23,112	9,170	4,814
Portfolio net asset value per share	$18.77	$9.28	$31.90	$12.62	$29.33
Investment in portfolio shares, at cost	$9,482,150	$3,354,079	$731,407	$112,755	$108,401

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	Janus Henderson VIT Overseas Portfolio (Service Shares)	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares)	M Large Cap Growth Fund
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019
INVESTMENT INCOME
Dividend income	$—	$—	$11,650	$537	$—

EXPENSES
Charges for mortality and expense risk	41,668	11,643	613	214	—
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	41,668	11,643	613	214	—

NET INVESTMENT INCOME (LOSS)	(41,668)	(11,643)	11,037	323	—

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	2,364	8,008
Net realized gain (loss) on shares redeemed	746,438	168,526	(3,895)	(168)	1,555
Net change in unrealized appreciation (depreciation) on investments	4,613,642	1,128,936	140,636	20,417	27,380
NET GAIN (LOSS) ON INVESTMENTS	5,360,080	1,297,462	136,741	22,613	36,943

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$5,318,412	$1,285,819	$147,778	$22,936	$36,943

The accompanying notes are an integral part of these financial statements.
A 5

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	M International Equity Fund	M Large Cap Value Fund	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$12,834	$144,408	$1,716,558	$2,000,216	$1,471,877
Net Assets	$12,834	$144,408	$1,716,558	$2,000,216	$1,471,877

NET ASSETS, representing:
Accumulation units	$12,834	$144,408	$1,716,558	$2,000,216	$1,471,877
	$12,834	$144,408	$1,716,558	$2,000,216	$1,471,877

Units outstanding	644	4,417	54,688	96,211	82,030

Portfolio shares held	1,033	11,282	118,711	96,210	85,475
Portfolio net asset value per share	$12.42	$12.80	$14.46	$20.79	$17.22
Investment in portfolio shares, at cost	$13,067	$137,475	$1,154,082	$1,641,123	$1,154,965

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	M International Equity Fund	M Large Cap Value Fund	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019
INVESTMENT INCOME
Dividend income	$337	$2,402	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	—	—	1,582	3,713	1,521
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	—	—	1,582	3,713	1,521

NET INVESTMENT INCOME (LOSS)	337	2,402	(1,582)	(3,713)	(1,521)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	4,477	—	—	—
Net realized gain (loss) on shares redeemed	(79)	116	44,159	23,067	36,078
Net change in unrealized appreciation (depreciation) on investments	1,983	17,714	365,732	213,845	228,708
NET GAIN (LOSS) ON INVESTMENTS	1,904	22,307	409,891	236,912	264,786

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,241	$24,709	$408,309	$233,199	$263,265

The accompanying notes are an integral part of these financial statements.
A 6

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Small-Cap Growth Opportunities Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$780,321	$1,431,853	$3,787,426	$4,132,744	$3,509,177
Net Assets	$780,321	$1,431,853	$3,787,426	$4,132,744	$3,509,177

NET ASSETS, representing:
Accumulation units	$780,321	$1,431,853	$3,787,426	$4,132,744	$3,509,177
	$780,321	$1,431,853	$3,787,426	$4,132,744	$3,509,177

Units outstanding	22,180	49,739	175,071	143,041	147,233

Portfolio shares held	32,338	49,425	322,609	64,695	105,160
Portfolio net asset value per share	$24.13	$28.97	$11.74	$63.88	$33.37
Investment in portfolio shares, at cost	$487,315	$1,101,270	$2,895,659	$2,161,618	$2,676,022

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Small-Cap Growth Opportunities Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019
INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	715	1,271	5,024	7,721	4,226
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	715	1,271	5,024	7,721	4,226

NET INVESTMENT INCOME (LOSS)	(715)	(1,271)	(5,024)	(7,721)	(4,226)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	59,165	25,469	35,341	102,058	93,618
Net change in unrealized appreciation (depreciation) on investments	160,885	218,850	687,893	850,067	593,806
NET GAIN (LOSS) ON INVESTMENTS	220,050	244,319	723,234	952,125	687,424

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$219,335	$243,048	$718,210	$944,404	$683,198

The accompanying notes are an integral part of these financial statements.
A 7

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,175,721	$1,799,250	$2,475,620	$2,756,908	$1,316,296
Net Assets	$1,175,721	$1,799,250	$2,475,620	$2,756,908	$1,316,296

NET ASSETS, representing:
Accumulation units	$1,175,721	$1,799,250	$2,475,620	$2,756,908	$1,316,296
	$1,175,721	$1,799,250	$2,475,620	$2,756,908	$1,316,296

Units outstanding	92,802	111,822	120,052	183,052	107,713

Portfolio shares held	103,862	79,896	102,638	85,248	115,465
Portfolio net asset value per share	$11.32	$22.52	$24.12	$32.34	$11.40
Investment in portfolio shares, at cost	$1,124,983	$1,671,852	$1,957,750	$2,307,577	$1,288,060

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019
INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	1,250	1,623	2,867	3,244	1,655
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	1,250	1,623	2,867	3,244	1,655

NET INVESTMENT INCOME (LOSS)	(1,250)	(1,623)	(2,867)	(3,244)	(1,655)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	3,504	1,626	28,946	19,070	3,060
Net change in unrealized appreciation (depreciation) on investments	35,054	250,548	415,921	454,635	5,393
NET GAIN (LOSS) ON INVESTMENTS	38,558	252,174	444,867	473,705	8,453

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$37,308	$250,551	$442,000	$470,461	$6,798

The accompanying notes are an integral part of these financial statements.
A 8

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	M Capital Appreciation Fund	American Century VP Mid Cap Value Fund (Class I)	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares)
ASSETS
Investment in the portfolios, at fair value	$115,501	$941,447	$7,688,454	$4,606,981	$342,113
Net Assets	$115,501	$941,447	$7,688,454	$4,606,981	$342,113

NET ASSETS, representing:
Accumulation units	$115,501	$941,447	$7,688,454	$4,606,981	$342,113
	$115,501	$941,447	$7,688,454	$4,606,981	$342,113

Units outstanding	2,455	29,980	386,482	145,419	15,043

Portfolio shares held	4,611	45,525	232,420	86,842	8,838
Portfolio net asset value per share	$25.05	$20.68	$33.08	$53.05	$38.71
Investment in portfolio shares, at cost	$120,033	$888,189	$4,680,236	$2,436,787	$316,899

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	M Capital Appreciation Fund	American Century VP Mid Cap Value Fund (Class I)	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019
INVESTMENT INCOME
Dividend income	$351	$17,050	$—	$—	$2,844

EXPENSES
Charges for mortality and expense risk	—	826	14,753	9,033	309
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	—	826	14,753	9,033	309

NET INVESTMENT INCOME (LOSS)	351	16,224	(14,753)	(9,033)	2,535

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	8,820	83,346	—	—	7,357
Net realized gain (loss) on shares redeemed	(414)	(1,138)	184,205	313,491	(5,059)
Net change in unrealized appreciation (depreciation) on investments	16,406	104,968	1,469,454	818,093	67,137
NET GAIN (LOSS) ON INVESTMENTS	24,812	187,176	1,653,659	1,131,584	69,435

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$25,163	$203,400	$1,638,906	$1,122,551	$71,970

The accompanying notes are an integral part of these financial statements.
A 9

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Prudential Jennison 20/20 Focus Portfolio (Class I)	MFS® Utilities Series (Initial Class)	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)	AST T. Rowe Price Large-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$2,799,661	$2,451,106	$220,797	$11,828,083	$10,165,744
Net Assets	$2,799,661	$2,451,106	$220,797	$11,828,083	$10,165,744

NET ASSETS, representing:
Accumulation units	$2,799,661	$2,451,106	$220,797	$11,828,083	$10,165,744
	$2,799,661	$2,451,106	$220,797	$11,828,083	$10,165,744

Units outstanding	122,109	138,015	11,941	400,837	736,484

Portfolio shares held	73,559	69,673	8,187	256,296	686,875
Portfolio net asset value per share	$38.06	$35.18	$26.97	$46.15	$14.80
Investment in portfolio shares, at cost	$1,800,395	$2,144,477	$200,929	$7,176,309	$8,565,126

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Jennison 20/20 Focus Portfolio (Class I)	MFS® Utilities Series (Initial Class)	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)	AST T. Rowe Price Large-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019
INVESTMENT INCOME
Dividend income	$—	$83,160	$478	$—	$—

EXPENSES
Charges for mortality and expense risk	2,894	2,941	275	20,590	22,869
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	2,894	2,941	275	20,590	22,869

NET INVESTMENT INCOME (LOSS)	(2,894)	80,219	203	(20,590)	(22,869)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	6,107	9,177	—	—
Net realized gain (loss) on shares redeemed	87,742	22,397	1,500	299,669	111,378
Net change in unrealized appreciation (depreciation) on investments	496,690	325,118	27,309	1,923,328	747,814
NET GAIN (LOSS) ON INVESTMENTS	584,432	353,622	37,986	2,222,997	859,192

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$581,538	$433,841	$38,189	$2,202,407	$836,323

The accompanying notes are an integral part of these financial statements.
A 10

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio
ASSETS
Investment in the portfolios, at fair value	$7,284,998	$13,976,485	$38,287,906	$6,933,862	$1,187,690
Net Assets	$7,284,998	$13,976,485	$38,287,906	$6,933,862	$1,187,690

NET ASSETS, representing:
Accumulation units	$7,284,998	$13,976,485	$38,287,906	$6,933,862	$1,187,690
	$7,284,998	$13,976,485	$38,287,906	$6,933,862	$1,187,690

Units outstanding	265,263	678,028	1,772,122	382,639	48,775

Portfolio shares held	217,398	802,324	1,869,527	383,935	72,244
Portfolio net asset value per share	$33.51	$17.42	$20.48	$18.06	$16.44
Investment in portfolio shares, at cost	$5,554,414	$8,963,695	$25,813,195	$5,111,054	$961,715
STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019
INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	15,508	23,216	74,254	13,843	2,560
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	15,508	23,216	74,254	13,843	2,560

NET INVESTMENT INCOME (LOSS)	(15,508)	(23,216)	(74,254)	(13,843)	(2,560)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	66,489	359,625	738,624	113,944	11,753
Net change in unrealized appreciation (depreciation) on investments	1,074,478	2,032,673	5,306,141	736,149	172,264
NET GAIN (LOSS) ON INVESTMENTS	1,140,967	2,392,298	6,044,765	850,093	184,017

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,125,459	$2,369,082	$5,970,511	$836,250	$181,457

The accompanying notes are an integral part of these financial statements.
A 11

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST AllianzGI World Trends Portfolio	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares)	AST BlackRock Global Strategies Portfolio
ASSETS
Investment in the portfolios, at fair value	$10,096,704	$2,475,752	$1,342,411	$200,769	$43,431,166
Net Assets	$10,096,704	$2,475,752	$1,342,411	$200,769	$43,431,166

NET ASSETS, representing:
Accumulation units	$10,096,704	$2,475,752	$1,342,411	$200,769	$43,431,166
	$10,096,704	$2,475,752	$1,342,411	$200,769	$43,431,166

Units outstanding	370,105	86,542	59,635	12,062	2,809,843

Portfolio shares held	552,638	114,459	84,111	10,835	2,780,484
Portfolio net asset value per share	$18.27	$21.63	$15.96	$18.53	$15.62
Investment in portfolio shares, at cost	$8,343,446	$1,851,395	$1,061,355	$201,057	$31,512,031

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST AllianzGI World Trends Portfolio	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares)	AST BlackRock Global Strategies Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019
INVESTMENT INCOME
Dividend income	$—	$—	$—	$650	$—

EXPENSES
Charges for mortality and expense risk	22,190	5,242	2,977	296	74,213
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	22,190	5,242	2,977	296	74,213

NET INVESTMENT INCOME (LOSS)	(22,190)	(5,242)	(2,977)	354	(74,213)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	11,795	—
Net realized gain (loss) on shares redeemed	49,976	34,935	17,186	(681)	921,880
Net change in unrealized appreciation (depreciation) on investments	1,469,425	367,481	176,426	19,776	5,645,818
NET GAIN (LOSS) ON INVESTMENTS	1,519,401	402,416	193,612	30,890	6,567,698

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,497,211	$397,174	$190,635	$31,244	$6,493,485

The accompanying notes are an integral part of these financial statements.
A 12

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	TOPS® Aggressive Growth ETF Portfolio (Class 2)	TOPS® Balanced ETF Portfolio (Class 2)	TOPS® Conservative ETF Portfolio (Class 2)	TOPS® Growth ETF Portfolio (Class 2)	TOPS® Moderate Growth ETF Portfolio (Class 2)
ASSETS
Investment in the portfolios, at fair value	$3,298,225	$615,199	$226,104	$2,202,286	$1,175,801
Net Assets	$3,298,225	$615,199	$226,104	$2,202,286	$1,175,801

NET ASSETS, representing:
Accumulation units	$3,298,225	$615,199	$226,104	$2,202,286	$1,175,801
	$3,298,225	$615,199	$226,104	$2,202,286	$1,175,801

Units outstanding	197,374	44,624	17,660	150,936	84,599

Portfolio shares held	219,735	49,493	18,579	145,461	95,905
Portfolio net asset value per share	$15.01	$12.43	$12.17	$15.14	$12.26
Investment in portfolio shares, at cost	$3,123,702	$587,501	$217,568	$2,125,823	$1,051,676

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	TOPS® Aggressive Growth ETF Portfolio (Class 2)	TOPS® Balanced ETF Portfolio (Class 2)	TOPS® Conservative ETF Portfolio (Class 2)	TOPS® Growth ETF Portfolio (Class 2)	TOPS® Moderate Growth ETF Portfolio (Class 2)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019
INVESTMENT INCOME
Dividend income	$43,232	$9,250	$3,723	$30,104	$16,040

EXPENSES
Charges for mortality and expense risk	5,134	897	362	3,499	1,945
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	5,134	897	362	3,499	1,945

NET INVESTMENT INCOME (LOSS)	38,098	8,353	3,361	26,605	14,095

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	115,808	11,905	2,270	65,155	22,499
Net realized gain (loss) on shares redeemed	5,359	1,243	245	485	5,220
Net change in unrealized appreciation (depreciation) on investments	403,227	46,488	15,463	221,504	114,386
NET GAIN (LOSS) ON INVESTMENTS	524,394	59,636	17,978	287,144	142,105

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$562,492	$67,989	$21,339	$313,749	$156,200

The accompanying notes are an integral part of these financial statements.
A 13

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	TOPS® Managed Risk Balanced ETF Portfolio (Class 2)	TOPS® Managed Risk Growth ETF Portfolio (Class 2)	TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2)	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)
ASSETS
Investment in the portfolios, at fair value	$578,479	$1,184,837	$1,238,997	$3,922,538	$2,531,830
Net Assets	$578,479	$1,184,837	$1,238,997	$3,922,538	$2,531,830

NET ASSETS, representing:
Accumulation units	$578,479	$1,184,837	$1,238,997	$3,922,538	$2,531,830
	$578,479	$1,184,837	$1,238,997	$3,922,538	$2,531,830

Units outstanding	40,545	78,691	82,200	203,361	134,058

Portfolio shares held	49,998	103,660	103,682	48,685	50,556
Portfolio net asset value per share	$11.57	$11.43	$11.95	$80.57	$50.08
Investment in portfolio shares, at cost	$564,311	$1,174,689	$1,198,168	$3,668,408	$2,418,675

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	TOPS® Managed Risk Balanced ETF Portfolio (Class 2)	TOPS® Managed Risk Growth ETF Portfolio (Class 2)	TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2)	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019
INVESTMENT INCOME
Dividend income	$7,706	$21,143	$25,157	$24,315	$37,295

EXPENSES
Charges for mortality and expense risk	912	2,501	2,677	5,647	4,309
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	912	2,501	2,677	5,647	4,309

NET INVESTMENT INCOME (LOSS)	6,794	18,642	22,480	18,668	32,986

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	9,930	71,420	49,334	274,519	196,868
Net realized gain (loss) on shares redeemed	672	556	852	340	1,444
Net change in unrealized appreciation (depreciation) on investments	36,332	66,043	87,459	426,404	210,480
NET GAIN (LOSS) ON INVESTMENTS	46,934	138,019	137,645	701,263	408,792

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$53,728	$156,661	$160,125	$719,931	$441,778

The accompanying notes are an integral part of these financial statements.
A 14

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)	Templeton Growth VIP Fund (Class 2)	Hartford Capital Appreciation HLS Fund (Class IB)	Hartford Disciplined Equity HLS Fund (Class IB)
ASSETS
Investment in the portfolios, at fair value	$2,460,542	$2,532,850	$329,777	$34,980	$95,042
Net Assets	$2,460,542	$2,532,850	$329,777	$34,980	$95,042

NET ASSETS, representing:
Accumulation units	$2,460,542	$2,532,850	$329,777	$34,980	$95,042
	$2,460,542	$2,532,850	$329,777	$34,980	$95,042

Units outstanding	151,770	181,732	28,745	1,921	4,202

Portfolio shares held	68,159	79,775	30,255	773	6,031
Portfolio net asset value per share	$36.10	$31.75	$10.90	$45.24	$15.76
Investment in portfolio shares, at cost	$2,278,823	$2,545,369	$336,989	$35,081	$89,722

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)	Templeton Growth VIP Fund (Class 2)	Hartford Capital Appreciation HLS Fund (Class IB)	Hartford Disciplined Equity HLS Fund (Class IB)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019
INVESTMENT INCOME
Dividend income	$4,192	$14,916	$3,087	$309	$559

EXPENSES
Charges for mortality and expense risk	3,655	3,873	353	30	83
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	3,655	3,873	353	30	83

NET INVESTMENT INCOME (LOSS)	537	11,043	2,734	279	476

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	140,561	159,579	21,205	3,370	9,294
Net realized gain (loss) on shares redeemed	(497)	(11,500)	(2,623)	33	(1,502)
Net change in unrealized appreciation (depreciation) on investments	287,882	195,166	6,738	3,911	16,710
NET GAIN (LOSS) ON INVESTMENTS	427,946	343,245	25,320	7,314	24,502

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$428,483	$354,288	$28,054	$7,593	$24,978

The accompanying notes are an integral part of these financial statements.
A 15

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	Hartford Dividend and Growth HLS Fund (Class IB)	American Funds IS International Fund (Class 2)	Franklin Income VIP Fund (Class 2)	Franklin Mutual Shares VIP Fund (Class 2)	MFS® Total Return Bond Series (Initial Class)
ASSETS
Investment in the portfolios, at fair value	$646,753	$1,897,937	$649,775	$99,860	$1,448,641
Net Assets	$646,753	$1,897,937	$649,775	$99,860	$1,448,641

NET ASSETS, representing:
Accumulation units	$646,753	$1,897,937	$649,775	$99,860	$1,448,641
	$646,753	$1,897,937	$649,775	$99,860	$1,448,641

Units outstanding	32,660	144,482	49,354	7,497	122,701

Portfolio shares held	29,451	91,335	40,841	5,309	107,466
Portfolio net asset value per share	$21.96	$20.78	$15.91	$18.81	$13.48
Investment in portfolio shares, at cost	$662,221	$1,819,120	$632,430	$105,391	$1,424,193

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	Hartford Dividend and Growth HLS Fund (Class IB)	American Funds IS International Fund (Class 2)	Franklin Income VIP Fund (Class 2)	Franklin Mutual Shares VIP Fund (Class 2)	MFS® Total Return Bond Series (Initial Class)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019
INVESTMENT INCOME
Dividend income	$10,059	$24,838	$25,811	$1,742	$38,339

EXPENSES
Charges for mortality and expense risk	561	3,025	836	197	2,101
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	561	3,025	836	197	2,101

NET INVESTMENT INCOME (LOSS)	9,498	21,813	24,975	1,545	36,238

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	66,822	37,188	7,801	9,317	—
Net realized gain (loss) on shares redeemed	(3,931)	(746)	(60)	(551)	1,228
Net change in unrealized appreciation (depreciation) on investments	65,957	232,278	34,599	8,921	56,319
NET GAIN (LOSS) ON INVESTMENTS	128,848	268,720	42,340	17,687	57,547

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$138,346	$290,533	$67,315	$19,232	$93,785

The accompanying notes are an integral part of these financial statements.
A 16

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	MFS® Value Series (Initial Class)	Hartford Growth Opportunities HLS Fund (Class IB)	American Funds IS Blue Chip Income and Growth Fund (Class 2)	Fidelity® VIP Index 500 Portfolio (Service Class 2)	Invesco V.I. Growth and Income Fund (Series I)
ASSETS
Investment in the portfolios, at fair value	$912,974	$649,850	$717,106	$7,395,678	$881,091
Net Assets	$912,974	$649,850	$717,106	$7,395,678	$881,091

NET ASSETS, representing:
Accumulation units	$912,974	$649,850	$717,106	$7,395,678	$881,091
	$912,974	$649,850	$717,106	$7,395,678	$881,091

Units outstanding	56,846	28,474	43,820	396,843	57,625

Portfolio shares held	43,579	19,550	53,555	23,377	46,155
Portfolio net asset value per share	$20.95	$33.24	$13.39	$316.37	$19.09
Investment in portfolio shares, at cost	$864,169	$671,819	$722,809	$6,531,309	$948,010

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	MFS® Value Series (Initial Class)	Hartford Growth Opportunities HLS Fund (Class IB)	American Funds IS Blue Chip Income and Growth Fund (Class 2)	Fidelity® VIP Index 500 Portfolio (Service Class 2)	Invesco V.I. Growth and Income Fund (Series I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019
INVESTMENT INCOME
Dividend income	$16,159	$—	$12,720	$96,973	$14,416

EXPENSES
Charges for mortality and expense risk	1,474	558	1,395	10,498	1,574
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	1,474	558	1,395	10,498	1,574

NET INVESTMENT INCOME (LOSS)	14,685	(558)	11,325	86,475	12,842

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	34,009	118,372	43,106	44,453	85,822
Net realized gain (loss) on shares redeemed	591	1,305	(985)	16,144	(2,546)
Net change in unrealized appreciation (depreciation) on investments	124,672	13,753	53,231	853,111	35,659
NET GAIN (LOSS) ON INVESTMENTS	159,272	133,430	95,352	913,708	118,935

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$173,957	$132,872	$106,677	$1,000,183	$131,777

The accompanying notes are an integral part of these financial statements.
A 17

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2019

	SUBACCOUNTS
	AST International Value Portfolio	Calvert VP NASDAQ 100 Index Portfolio (Class F)	Calvert VP S&P MidCap 400 Index Portfolio (Class F)	Calvert VP EAFE International Index Portfolio (Class F)
ASSETS
Investment in the portfolios, at fair value	$5,369,458	$515,331	$911,598	$121,405
Net Assets	$5,369,458	$515,331	$911,598	$121,405

NET ASSETS, representing:
Accumulation units	$5,369,458	$515,331	$911,598	$121,405
	$5,369,458	$515,331	$911,598	$121,405

Units outstanding	475,684	43,561	87,656	11,233

Portfolio shares held	250,208	6061	8114	1348
Portfolio net asset value per share	$21.46	$85.03	$112.35	$90.04
Investment in portfolio shares, at cost	$4,768,809	$459,576	$895,529	$115,896

STATEMENTS OF OPERATIONS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST International Value Portfolio	Calvert VP NASDAQ 100 Index Portfolio (Class F)	Calvert VP S&P MidCap 400 Index Portfolio (Class F)	Calvert VP EAFE International Index Portfolio (Class F)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019
INVESTMENT INCOME
Dividend income	$—	$1,917	$4,938	$1,658

EXPENSES
Charges for mortality and expense risk	12,347	561	618	84
Reimbursement for excess expenses	—	—	—	—
NET EXPENSES	12,347	561	618	84

NET INVESTMENT INCOME (LOSS)	(12,347)	1,356	4,320	1,574

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	9,261	29,604	—
Net realized gain (loss) on shares redeemed	23,969	3,208	(172)	19
Net change in unrealized appreciation (depreciation) on investments	808,673	55,754	16,070	5,509
NET GAIN (LOSS) ON INVESTMENTS	832,642	68,223	45,502	5,528

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$820,295	$69,579	$49,822	$7,102

The accompanying notes are an integral part of these financial statements.
A 18

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$189,742	$(393,291)	$(1,192,211)	$(1,370,712)	$(668,516)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	670,205	9,410,159	10,310,941	4,282,234
Net change in unrealized appreciation (depreciation) on investments	—	14,259,739	49,433,151	48,447,112	20,104,120
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	189,742	14,536,653	57,651,099	57,387,341	23,717,838

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	63,105,911	1,825,529	4,393,346	7,173,267	3,438,001
Policy loans	(616,168)	(608,760)	(3,432,735)	(4,008,257)	(1,658,930)
Policy loan repayments and interest	132,711	544,848	3,193,464	4,891,806	1,934,448
Surrenders, withdrawals and death benefits	(852,304)	(1,647,415)	(12,186,325)	(16,975,851)	(6,975,329)
Net transfers between other subaccounts
or fixed rate option	(54,990,175)	1,678,034	203,091	(1,019,994)	14,131
Miscellaneous transactions	38,844	(7,821)	(48,846)	(101,047)	(35,283)
Other charges	(1,406,257)	(2,194,495)	(4,043,440)	(6,192,185)	(3,074,298)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,412,562	(410,080)	(11,921,445)	(16,232,261)	(6,357,260)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,602,304	14,126,573	45,729,654	41,155,080	17,360,578

NET ASSETS
Beginning of period	9,560,580	137,564,961	208,707,903	302,260,280	134,693,896
End of period	$15,162,884	$151,691,534	$254,437,557	$343,415,360	$152,054,474

Beginning units	5,148,441	42,423,132	15,319,197	25,281,148	14,766,886
Units issued	8,199,966	666,837	365,141	173,485	100,629
Units redeemed	(6,747,473)	(904,370)	(991,910)	(1,447,228)	(802,797)
Ending units	6,600,934	42,185,599	14,692,428	24,007,405	14,064,718

The accompanying notes are an integral part of these financial statements.
A 19

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio (Class I)	Prudential Natural Resources Portfolio (Class I)	Prudential Global Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(99,536)	$(376,282)	$(165,854)	$(38,684)	$(82,847)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	124,380	1,840,777	944,961	(241,204)	554,251
Net change in unrealized appreciation (depreciation) on investments	3,261,575	23,124,587	6,874,844	980,546	4,111,947
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,286,419	24,589,082	7,653,951	700,658	4,583,351

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,031,663	3,816,268	1,016,554	396,984	651,211
Policy loans	(361,551)	(1,122,250)	(360,626)	(106,611)	(277,384)
Policy loan repayments and interest	263,396	887,345	301,738	307,883	219,702
Surrenders, withdrawals and death benefits	(817,495)	(3,017,781)	(1,328,614)	(671,770)	(566,054)
Net transfers between other subaccounts
or fixed rate option	1,187,694	17,389,090	102,271	(357,750)	258,408
Miscellaneous transactions	(22,710)	(3,916)	(3,616)	3,853	(9,614)
Other charges	(700,661)	(2,718,768)	(773,047)	(220,841)	(425,597)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	580,336	15,229,988	(1,045,340)	(648,252)	(149,328)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,866,755	39,819,070	6,608,611	52,406	4,434,023

NET ASSETS
Beginning of period	20,601,655	74,730,710	30,513,857	6,956,397	15,501,473
End of period	$24,468,410	$114,549,780	$37,122,468	$7,008,803	$19,935,496

Beginning units	4,532,763	14,894,641	2,656,934	714,030	4,784,892
Units issued	381,145	1,575,150	124,308	38,512	200,190
Units redeemed	(339,728)	(710,524)	(151,149)	(83,839)	(315,269)
Ending units	4,574,180	15,759,267	2,630,093	668,703	4,669,813

The accompanying notes are an integral part of these financial statements.
A 20

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(15,466)	$(266,608)	$(95,668)	$592	$(865)
Capital gains distributions received	—	—	—	1,662	51,641
Net realized gain (loss) on shares redeemed	25,774	2,788,638	849,015	32	4,984
Net change in unrealized appreciation (depreciation) on investments	138,920	13,513,237	2,607,644	6,578	87,749
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	149,228	16,035,267	3,360,991	8,864	143,509

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	79,282	1,884,119	492,305	—	5,741
Policy loans	(21,244)	(1,115,703)	(404,192)	—	—
Policy loan repayments and interest	56,378	954,532	285,367	—	—
Surrenders, withdrawals and death benefits	(222,147)	(3,069,953)	(836,073)	—	(3,805)
Net transfers between other subaccounts
or fixed rate option	124,398	1,790,467	(497,724)	—	(1,188)
Miscellaneous transactions	(547)	(9,369)	(6,435)	—	—
Other charges	(66,753)	(1,287,813)	(348,720)	(381)	(12,791)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(50,633)	(853,720)	(1,315,472)	(381)	(12,043)

TOTAL INCREASE (DECREASE) IN NET ASSETS	98,595	15,181,547	2,045,519	8,483	131,466

NET ASSETS
Beginning of period	2,500,902	49,362,907	16,013,931	33,431	417,828
End of period	$2,599,497	$64,544,454	$18,059,450	$41,914	$549,294

Beginning units	563,174	9,916,834	1,728,925	26,508	255,682
Units issued	43,802	426,048	17,625	—	2,737
Units redeemed	(54,633)	(753,999)	(157,603)	(262)	(9,059)
Ending units	552,343	9,588,883	1,588,947	26,246	249,360

The accompanying notes are an integral part of these financial statements.
A 21

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Henderson VIT Research Portfolio (Service Shares)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(2,104)	$5,459	$(2,891)	$(33,081)	$1,000
Capital gains distributions received	20,672	25,368	53,891	—	204,866
Net realized gain (loss) on shares redeemed	1,600	3,294	(16,784)	442,363	78,846
Net change in unrealized appreciation (depreciation) on investments	50,451	67,170	60,334	2,276,485	281,019
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	70,619	101,291	94,550	2,685,767	565,731

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,187	2,879	2,327	977,172	98,039
Policy loans	(1,150)	—	—	(384,738)	(35,413)
Policy loan repayments and interest	986	—	—	115,088	19,531
Surrenders, withdrawals and death benefits	—	—	—	(548,852)	(199,723)
Net transfers between other subaccounts
or fixed rate option	(1,505)	1,653	(139,299)	1,145,761	(54,056)
Miscellaneous transactions	—	—	—	(30)	1,369
Other charges	(1,351)	(8,745)	(8,649)	(535,801)	(48,273)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,167	(4,213)	(145,621)	768,600	(218,526)

TOTAL INCREASE (DECREASE) IN NET ASSETS	71,786	97,078	(51,071)	3,454,367	347,205

NET ASSETS
Beginning of period	190,609	392,582	322,569	11,695,597	1,692,334
End of period	$262,395	$489,660	$271,498	$15,149,964	$2,039,539

Beginning units	113,500	113,793	197,644	3,443,273	746,498
Units issued	1,952	1,036	1,209	264,146	29,399
Units redeemed	(1,338)	(2,096)	(71,152)	(271,269)	(108,930)
Ending units	114,114	112,733	127,701	3,436,150	666,967
The accompanying notes are an integral part of these financial statements.
A 22

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	Janus Henderson VIT Overseas Portfolio (Service Shares)	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares)	M Large Cap Growth Fund
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(41,668)	$(11,643)	$11,037	$323	$—
Capital gains distributions received	—	—	—	2,364	8,008
Net realized gain (loss) on shares redeemed	746,438	168,526	(3,895)	(168)	1,555
Net change in unrealized appreciation (depreciation) on investments	4,613,642	1,128,936	140,636	20,417	27,380
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,318,412	1,285,819	147,778	22,936	36,943

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	890,169	413,823	116,539	2,276	9,285
Policy loans	(389,847)	(98,881)	(3,662)	—	—
Policy loan repayments and interest	161,777	48,554	4,242	—	—
Surrenders, withdrawals and death benefits	(862,401)	(292,247)	(17,735)	(2,095)	—
Net transfers between other subaccounts
or fixed rate option	334,664	(175,400)	5,107	—	—
Miscellaneous transactions	(3,355)	(179)	(116)	—	—
Other charges	(543,391)	(198,842)	(42,215)	(1,270)	(8,027)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(412,384)	(303,172)	62,160	(1,089)	1,258

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,906,028	982,647	209,938	21,847	38,201

NET ASSETS
Beginning of period	14,354,041	4,106,138	527,321	93,876	103,000
End of period	$19,260,069	$5,088,785	$737,259	$115,723	$141,201

Beginning units	4,218,603	2,038,535	69,604	29,862	2,777
Units issued	145,607	127,057	11,987	603	203
Units redeemed	(361,468)	(259,424)	(4,713)	(919)	(182)
Ending units	4,002,742	1,906,168	76,878	29,546	2,798

The accompanying notes are an integral part of these financial statements.
A 23

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	M International Equity Fund	M Large Cap Value Fund	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$337	$2,402	$(1,582)	$(3,713)	$(1,521)
Capital gains distributions received	—	4,477	—	—	—
Net realized gain (loss) on shares redeemed	(79)	116	44,159	23,067	36,078
Net change in unrealized appreciation (depreciation) on investments	1,983	17,714	365,732	213,845	228,708
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,241	24,709	408,309	233,199	263,265

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	12,999	189,325	335,739	202,528
Policy loans	—	—	(52,054)	(19,022)	(45,047)
Policy loan repayments and interest	—	—	9,255	4,536	20,230
Surrenders, withdrawals and death benefits	—	—	(57,620)	(86,641)	(53,169)
Net transfers between other subaccounts
or fixed rate option	—	—	(37,145)	145,465	239,996
Miscellaneous transactions	—	—	384	(19)	543
Other charges	(859)	(7,822)	(86,445)	(156,209)	(72,477)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(859)	5,177	(34,300)	223,849	292,604

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,382	29,886	374,009	457,048	555,869

NET ASSETS
Beginning of period	11,452	114,522	1,342,549	1,543,168	916,008
End of period	$12,834	$144,408	$1,716,558	$2,000,216	$1,471,877

Beginning units	691	4,257	56,068	84,902	56,932
Units issued	—	422	4,750	18,363	34,875
Units redeemed	(47)	(262)	(6,130)	(7,054)	(9,777)
Ending units	644	4,417	54,688	96,211	82,030

The accompanying notes are an integral part of these financial statements.
A 24

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Small-Cap Growth Opportunities Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(715)	$(1,271)	$(5,024)	$(7,721)	$(4,226)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	59,165	25,469	35,341	102,058	93,618
Net change in unrealized appreciation (depreciation) on investments	160,885	218,850	687,893	850,067	593,806
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	219,335	243,048	718,210	944,404	683,198

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	131,453	265,105	521,353	313,131	450,240
Policy loans	(28,149)	(29,563)	(24,169)	(38,009)	(26,167)
Policy loan repayments and interest	6,799	8,973	7,304	15,955	4,502
Surrenders, withdrawals and death benefits	(28,034)	(68,509)	(57,773)	(74,915)	(51,814)
Net transfers between other subaccounts
or fixed rate option	(79,634)	40,914	670,168	211,357	1,069,154
Miscellaneous transactions	(5)	201	50	(8)	809
Other charges	(56,185)	(93,319)	(248,504)	(166,870)	(190,683)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(53,755)	123,802	868,429	260,641	1,256,041

TOTAL INCREASE (DECREASE) IN NET ASSETS	165,580	366,850	1,586,639	1,205,045	1,939,239

NET ASSETS
Beginning of period	614,741	1,065,003	2,200,787	2,927,699	1,569,938
End of period	$780,321	$1,431,853	$3,787,426	$4,132,744	$3,509,177

Beginning units	23,825	45,082	119,958	128,506	80,265
Units issued	3,293	9,037	63,265	22,406	80,799
Units redeemed	(4,938)	(4,380)	(8,152)	(7,871)	(13,831)
Ending units	22,180	49,739	175,071	143,041	147,233

The accompanying notes are an integral part of these financial statements.
A 25

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(1,250)	$(1,623)	$(2,867)	$(3,244)	$(1,655)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	3,504	1,626	28,946	19,070	3,060
Net change in unrealized appreciation (depreciation) on investments	35,054	250,548	415,921	454,635	5,393
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	37,308	250,551	442,000	470,461	6,798

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	144,101	257,959	279,395	352,134	139,635
Policy loans	(7,492)	(59,045)	(62,695)	(27,579)	(10,099)
Policy loan repayments and interest	1,863	19,000	17,774	4,715	4,524
Surrenders, withdrawals and death benefits	(36,933)	(52,512)	(56,321)	(57,565)	(14,942)
Net transfers between other subaccounts
or fixed rate option	358,520	28,038	690,737	685,129	464,067
Miscellaneous transactions	(43)	(181)	(662)	299	122
Other charges	(72,257)	(99,874)	(126,141)	(122,342)	(73,036)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	387,759	93,385	742,087	834,791	510,271

TOTAL INCREASE (DECREASE) IN NET ASSETS	425,067	343,936	1,184,087	1,305,252	517,069

NET ASSETS
Beginning of period	750,654	1,455,314	1,291,533	1,451,656	799,227
End of period	$1,175,721	$1,799,250	$2,475,620	$2,756,908	$1,316,296

Beginning units	57,741	105,596	71,759	111,532	61,009
Units issued	42,112	14,404	56,391	81,350	53,107
Units redeemed	(7,051)	(8,178)	(8,098)	(9,830)	(6,403)
Ending units	92,802	111,822	120,052	183,052	107,713

The accompanying notes are an integral part of these financial statements.
A 26

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	M Capital Appreciation Fund	American Century VP Mid Cap Value Fund (Class I)	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$351	$16,224	$(14,753)	$(9,033)	$2,535
Capital gains distributions received	8,820	83,346	—	—	7,357
Net realized gain (loss) on shares redeemed	(414)	(1,138)	184,205	313,491	(5,059)
Net change in unrealized appreciation (depreciation) on investments	16,406	104,968	1,469,454	818,093	67,137
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	25,163	203,400	1,638,906	1,122,551	71,970

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	9,285	129,812	562,046	353,513	41,364
Policy loans	—	(3,939)	(131,850)	(69,258)	(37,251)
Policy loan repayments and interest	—	2,697	51,261	25,373	2,523
Surrenders, withdrawals and death benefits	—	(24,489)	(260,390)	(408,533)	(513)
Net transfers between other subaccounts
or fixed rate option	—	12,718	611,045	(42,400)	62,688
Miscellaneous transactions	—	(83)	1,115	(1,728)	(12)
Other charges	(5,334)	(54,718)	(267,173)	(189,181)	(24,854)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,951	61,998	566,054	(332,214)	43,945

TOTAL INCREASE (DECREASE) IN NET ASSETS	29,114	265,398	2,204,960	790,337	115,915

NET ASSETS
Beginning of period	86,387	676,049	5,483,494	3,816,644	226,198
End of period	$115,501	$941,447	$7,688,454	$4,606,981	$342,113

Beginning units	2,366	27,776	344,138	156,552	11,597
Units issued	216	4,091	83,061	10,005	5,879
Units redeemed	(127)	(1,887)	(40,717)	(21,138)	(2,433)
Ending units	2,455	29,980	386,482	145,419	15,043

The accompanying notes are an integral part of these financial statements.
A 27

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Jennison 20/20 Focus Portfolio (Class I)	MFS® Utilities Series (Initial Class)	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)	AST T. Rowe Price Large-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(2,894)	$80,219	$203	$(20,590)	$(22,869)
Capital gains distributions received	—	6,107	9,177	—	—
Net realized gain (loss) on shares redeemed	87,742	22,397	1,500	299,669	111,378
Net change in unrealized appreciation (depreciation) on investments	496,690	325,118	27,309	1,923,328	747,814
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	581,538	433,841	38,189	2,202,407	836,323

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	353,187	298,453	24,252	1,056,946	738,751
Policy loans	(191,140)	(123,279)	(8,209)	(119,761)	(143,486)
Policy loan repayments and interest	17,333	11,694	645	41,472	81,906
Surrenders, withdrawals and death benefits	(53,823)	(38,856)	(9,177)	(300,816)	(397,847)
Net transfers between other subaccounts
or fixed rate option	311,059	312,650	39,619	2,349,307	165,883
Miscellaneous transactions	(162)	(313)	(26)	110	256
Other charges	(161,674)	(145,450)	(14,246)	(521,737)	(430,026)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	274,780	314,899	32,858	2,505,521	15,437

TOTAL INCREASE (DECREASE) IN NET ASSETS	856,318	748,740	71,047	4,707,928	851,760

NET ASSETS
Beginning of period	1,943,343	1,702,366	149,750	7,120,155	9,313,984
End of period	$2,799,661	$2,451,106	$220,797	$11,828,083	$10,165,744

Beginning units	102,134	113,634	9,699	262,969	731,415
Units issued	32,998	41,236	3,796	162,119	61,308
Units redeemed	(13,023)	(16,855)	(1,554)	(24,251)	(56,239)
Ending units	122,109	138,015	11,941	400,837	736,484

The accompanying notes are an integral part of these financial statements.
A 28

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(15,508)	$(23,216)	$(74,254)	$(13,843)	$(2,560)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	66,489	359,625	738,624	113,944	11,753
Net change in unrealized appreciation (depreciation) on investments	1,074,478	2,032,673	5,306,141	736,149	172,264
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,125,459	2,369,082	5,970,511	836,250	181,457

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,056,384	1,072,218	4,250,143	567,831	177,086
Policy loans	(54,886)	(195,465)	(625,285)	(182,698)	(20,310)
Policy loan repayments and interest	22,287	124,195	223,579	44,146	13,073
Surrenders, withdrawals and death benefits	(147,307)	(614,307)	(1,500,711)	(101,014)	(27,472)
Net transfers between other subaccounts
or fixed rate option	663,046	(89,020)	1,267,565	448,046	74,488
Miscellaneous transactions	(393)	6,204	2,948	28	(30)
Other charges	(536,734)	(460,077)	(1,856,199)	(364,567)	(92,274)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,002,397	(156,252)	1,762,040	411,772	124,561

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,127,856	2,212,830	7,732,551	1,248,022	306,018

NET ASSETS
Beginning of period	5,157,142	11,763,655	30,555,355	5,685,840	881,672
End of period	$7,284,998	$13,976,485	$38,287,906	$6,933,862	$1,187,690

Beginning units	226,359	685,209	1,685,239	359,406	43,341
Units issued	51,982	47,478	204,777	50,071	8,709
Units redeemed	(13,078)	(54,659)	(117,894)	(26,838)	(3,275)
Ending units	265,263	678,028	1,772,122	382,639	48,775

The accompanying notes are an integral part of these financial statements.
A 29

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST AllianzGI World Trends Portfolio	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares)	AST BlackRock Global Strategies Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(22,190)	$(5,242)	$(2,977)	$354	$(74,213)
Capital gains distributions received	—	—	—	11,795	—
Net realized gain (loss) on shares redeemed	49,976	34,935	17,186	(681)	921,880
Net change in unrealized appreciation (depreciation) on investments	1,469,425	367,481	176,426	19,776	5,645,818
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,497,211	397,174	190,635	31,244	6,493,485

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,540,179	318,824	218,605	32,769	4,018,220
Policy loans	(124,621)	(41,108)	(16,168)	(1,041)	(1,256,388)
Policy loan repayments and interest	40,810	12,724	11,689	125	568,712
Surrenders, withdrawals and death benefits	(138,468)	(51,008)	(22,524)	(12,274)	(2,169,706)
Net transfers between other subaccounts
or fixed rate option	439,463	268,916	50,559	13,091	129,047
Miscellaneous transactions	(197)	32	10	(79)	1,076
Other charges	(737,406)	(168,607)	(100,001)	(14,174)	(1,907,415)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,019,760	339,773	142,170	18,417	(616,454)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,516,971	736,947	332,805	49,661	5,877,031

NET ASSETS
Beginning of period	7,579,733	1,738,805	1,009,606	151,108	37,554,135
End of period	$10,096,704	$2,475,752	$1,342,411	$200,769	$43,431,166

Beginning units	330,302	73,883	52,813	10,158	2,852,724
Units issued	55,616	18,253	11,386	3,734	213,634
Units redeemed	(15,813)	(5,594)	(4,564)	(1,830)	(256,515)
Ending units	370,105	86,542	59,635	12,062	2,809,843

The accompanying notes are an integral part of these financial statements.
A 30

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	TOPS® Aggressive Growth ETF Portfolio (Class 2)	TOPS® Balanced ETF Portfolio (Class 2)	TOPS® Conservative ETF Portfolio (Class 2)	TOPS® Growth ETF Portfolio (Class 2)	TOPS® Moderate Growth ETF Portfolio (Class 2)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$38,098	$8,353	$3,361	$26,605	$14,095
Capital gains distributions received	115,808	11,905	2,270	65,155	22,499
Net realized gain (loss) on shares redeemed	5,359	1,243	245	485	5,220
Net change in unrealized appreciation (depreciation) on investments	403,227	46,488	15,463	221,504	114,386
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	562,492	67,989	21,339	313,749	156,200

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	297,323	109,056	38,851	197,747	207,879
Policy loans	(16,022)	(2,503)	(1,174)	(3,548)	(4,609)
Policy loan repayments and interest	13,348	361	3,089	809	1,988
Surrenders, withdrawals and death benefits	(12,906)	(3,264)	—	(6,866)	(11,658)
Net transfers between other subaccounts
or fixed rate option	539,547	145,799	6,356	612,440	166,729
Miscellaneous transactions	288	170	3	(20)	(69)
Other charges	(189,573)	(75,694)	(17,495)	(115,790)	(94,304)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	632,005	173,925	29,630	684,772	265,956

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,194,497	241,914	50,969	998,521	422,156

NET ASSETS
Beginning of period	2,103,728	373,285	175,135	1,203,765	753,645
End of period	$3,298,225	$615,199	$226,104	$2,202,286	$1,175,801

Beginning units	153,184	30,183	15,306	98,031	63,703
Units issued	56,472	28,123	3,589	58,729	26,841
Units redeemed	(12,282)	(13,682)	(1,235)	(5,824)	(5,945)
Ending units	197,374	44,624	17,660	150,936	84,599

The accompanying notes are an integral part of these financial statements.
A 31

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	TOPS® Managed Risk Balanced ETF Portfolio (Class 2)	TOPS® Managed Risk Growth ETF Portfolio (Class 2)	TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2)	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$6,794	$18,642	$22,480	$18,668	$32,986
Capital gains distributions received	9,930	71,420	49,334	274,519	196,868
Net realized gain (loss) on shares redeemed	672	556	852	340	1,444
Net change in unrealized appreciation (depreciation) on investments	36,332	66,043	87,459	426,404	210,480
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	53,728	156,661	160,125	719,931	441,778

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	66,551	169,958	108,787	590,548	447,003
Policy loans	(26,192)	(10,608)	(6,262)	(20,966)	(39,387)
Policy loan repayments and interest	2,448	103,878	105,107	1,602	1,460
Surrenders, withdrawals and death benefits	(24,525)	(9,399)	(12,188)	(23,346)	(27,382)
Net transfers between other subaccounts
or fixed rate option	241,774	13,925	8,121	1,186,387	457,807
Miscellaneous transactions	6	138	504	884	1,268
Other charges	(33,437)	(77,025)	(60,962)	(306,294)	(225,516)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	226,625	190,867	143,107	1,428,815	615,253

TOTAL INCREASE (DECREASE) IN NET ASSETS	280,353	347,528	303,232	2,148,746	1,057,031

NET ASSETS
Beginning of period	298,126	837,309	935,765	1,773,792	1,474,799
End of period	$578,479	$1,184,837	$1,238,997	$3,922,538	$2,531,830

Beginning units	23,932	64,957	72,025	117,369	97,856
Units issued	21,761	18,458	15,673	94,288	46,873
Units redeemed	(5,148)	(4,724)	(5,498)	(8,296)	(10,671)
Ending units	40,545	78,691	82,200	203,361	134,058

The accompanying notes are an integral part of these financial statements.
A 32

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)	Templeton Growth VIP Fund (Class 2)	Hartford Capital Appreciation HLS Fund (Class IB)	Hartford Disciplined Equity HLS Fund (Class IB)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$537	$11,043	$2,734	$279	$476
Capital gains distributions received	140,561	159,579	21,205	3,370	9,294
Net realized gain (loss) on shares redeemed	(497)	(11,500)	(2,623)	33	(1,502)
Net change in unrealized appreciation (depreciation) on investments	287,882	195,166	6,738	3,911	16,710
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	428,483	354,288	28,054	7,593	24,978

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	267,004	367,251	62,614	11,809	17,613
Policy loans	(24,171)	(3,913)	(101)	(3,015)	(6,595)
Policy loan repayments and interest	820	850	—	237	873
Surrenders, withdrawals and death benefits	(20,999)	(26,015)	(218)	(22)	(17,557)
Net transfers between other subaccounts
or fixed rate option	896,816	810,551	165,003	760	(669)
Miscellaneous transactions	633	84	723	(1)	(57)
Other charges	(132,908)	(210,521)	(19,407)	(5,219)	(8,646)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	987,195	938,287	208,614	4,549	(15,038)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,415,678	1,292,575	236,668	12,142	9,940

NET ASSETS
Beginning of period	1,044,864	1,240,275	93,109	22,838	85,102
End of period	$2,460,542	$2,532,850	$329,777	$34,980	$95,042

Beginning units	82,459	107,732	9,006	1,641	5,028
Units issued	76,164	83,649	30,822	592	780
Units redeemed	(6,853)	(9,649)	(11,083)	(312)	(1,606)
Ending units	151,770	181,732	28,745	1,921	4,202

The accompanying notes are an integral part of these financial statements.
A 33

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Hartford Dividend and Growth HLS Fund (Class IB)	American Funds IS International Fund (Class 2)	Franklin Income VIP Fund (Class 2)	Franklin Mutual Shares VIP Fund (Class 2)	MFS® Total Return Bond Series (Initial Class)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$9,498	$21,813	$24,975	$1,545	$36,238
Capital gains distributions received	66,822	37,188	7,801	9,317	—
Net realized gain (loss) on shares redeemed	(3,931)	(746)	(60)	(551)	1,228
Net change in unrealized appreciation (depreciation) on investments	65,957	232,278	34,599	8,921	56,319
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	138,346	290,533	67,315	19,232	93,785

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	91,489	227,116	74,660	—	222,549
Policy loans	(32,665)	(13,603)	(479)	(37)	(389)
Policy loan repayments and interest	2,135	1,300	—	—	1,125
Surrenders, withdrawals and death benefits	(11,047)	(2,110)	(1,104)	(702)	(12,058)
Net transfers between other subaccounts
or fixed rate option	346	378,458	186,254	—	452,937
Miscellaneous transactions	55	816	173	—	22
Other charges	(44,004)	(90,841)	(45,645)	(8,763)	(100,141)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	6,309	501,136	213,859	(9,502)	564,045

TOTAL INCREASE (DECREASE) IN NET ASSETS	144,655	791,669	281,174	9,730	657,830

NET ASSETS
Beginning of period	502,098	1,106,268	368,601	90,130	790,811
End of period	$646,753	$1,897,937	$649,775	$99,860	$1,448,641

Beginning units	32,499	102,817	31,793	8,282	72,976
Units issued	4,241	48,125	20,128	—	64,354
Units redeemed	(4,080)	(6,460)	(2,567)	(785)	(14,629)
Ending units	32,660	144,482	49,354	7,497	122,701
The accompanying notes are an integral part of these financial statements.
A 34

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	MFS® Value Series (Initial Class)	Hartford Growth Opportunities HLS Fund (Class IB)	American Funds IS Blue Chip Income and Growth Fund (Class 2)	Fidelity® VIP Index 500 Portfolio (Service Class 2)	Invesco V.I. Growth and Income Fund (Series I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$14,685	$(558)	$11,325	$86,475	$12,842
Capital gains distributions received	34,009	118,372	43,106	44,453	85,822
Net realized gain (loss) on shares redeemed	591	1,305	(985)	16,144	(2,546)
Net change in unrealized appreciation (depreciation) on investments	124,672	13,753	53,231	853,111	35,659
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	173,957	132,872	106,677	1,000,183	131,777

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	138,024	123,524	94,757	877,106	110,092
Policy loans	(20,403)	(209)	(15,718)	(2,831)	(3,040)
Policy loan repayments and interest	2,920	551	1,202	1,662	1,218
Surrenders, withdrawals and death benefits	(8,169)	(146)	(3,116)	(16,718)	(4,589)
Net transfers between other subaccounts
or fixed rate option	165,960	9,536	152,907	4,512,986	279,093
Miscellaneous transactions	(81)	—	(1)	1,200	13
Other charges	(57,326)	(35,179)	(56,534)	(447,500)	(51,458)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	220,925	98,077	173,497	4,925,905	331,329

TOTAL INCREASE (DECREASE) IN NET ASSETS	394,882	230,949	280,174	5,926,088	463,106

NET ASSETS
Beginning of period	518,092	418,901	436,932	1,469,590	417,985
End of period	$912,974	$649,850	$717,106	$7,395,678	$881,091

Beginning units	41,473	23,901	32,327	103,060	34,138
Units issued	19,440	5,521	14,275	311,408	25,774
Units redeemed	(4,067)	(948)	(2,782)	(17,625)	(2,287)
Ending units	56,846	28,474	43,820	396,843	57,625

The accompanying notes are an integral part of these financial statements.
A 35

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST International Value Portfolio	Calvert VP NASDAQ 100 Index Portfolio (Class F)	Calvert VP S&P MidCap 400 Index Portfolio (Class F)	Calvert VP EAFE International Index Portfolio (Class F)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(12,347)	$1,356	$4,320	$1,574
Capital gains distributions received	—	9,261	29,604	—
Net realized gain (loss) on shares redeemed	23,969	3,208	(172)	19
Net change in unrealized appreciation (depreciation) on investments	808,673	55,754	16,070	5,509
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	820,295	69,579	49,822	7,102

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	373,002	7,688	32,182	15,887
Policy loans	(99,740)	(21,040)	(24,703)	—
Policy loan repayments and interest	42,080	44	1,468	—
Surrenders, withdrawals and death benefits	(217,163)	—	—	—
Net transfers between other subaccounts
or fixed rate option	788,312	478,004	863,246	100,954
Miscellaneous transactions	(45)	(498)	(231)	79
Other charges	(171,553)	(18,464)	(10,218)	(2,617)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	714,893	445,734	861,744	114,303

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,535,188	515,313	911,566	121,405

NET ASSETS
Beginning of period	3,834,270	18	32	—
End of period	$5,369,458	$515,331	$911,598	$121,405

Beginning units	406,552	2	4	—
Units issued	113,247	48,208	90,565	11,418
Units redeemed	(44,115)	(4,649)	(2,913)	(185)
Ending units	475,684	43,561	87,656	11,233

The accompanying notes are an integral part of these financial statements.
A 36

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$106,239	$(379,957)	$(1,218,087)	$(1,389,367)	$(669,439)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	534,178	7,967,352	8,456,961	4,184,362
Net change in unrealized appreciation (depreciation) on investments	—	(791,030)	(17,920,957)	(21,436,165)	(7,493,373)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	106,239	(636,809)	(11,171,692)	(14,368,571)	(3,978,450)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	23,634,298	1,851,072	4,472,455	7,847,336	4,076,009
Policy loans	(169,733)	(626,081)	(2,935,247)	(3,348,408)	(1,370,606)
Policy loan repayments and interest	100,738	473,252	3,046,257	4,158,309	1,603,670
Surrenders, withdrawals and death benefits	(747,723)	(2,608,068)	(11,161,083)	(16,235,000)	(7,539,871)
Net transfers between other subaccounts
or fixed rate option	(22,288,336)	578,724	(626,630)	(855,764)	(878,718)
Miscellaneous transactions	8,083	(3,715)	15,654	36,358	3,406
Other charges	(892,357)	(2,159,112)	(3,996,881)	(6,209,848)	(3,065,724)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(355,030)	(2,493,928)	(11,185,475)	(14,607,017)	(7,171,834)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(248,791)	(3,130,737)	(22,357,167)	(28,975,588)	(11,150,284)

NET ASSETS
Beginning of period	9,809,371	140,695,698	231,065,070	331,235,868	145,844,180
End of period	$9,560,580	$137,564,961	$208,707,903	$302,260,280	$134,693,896

Beginning units	5,362,936	43,339,793	15,899,639	26,420,702	15,662,103
Units issued	4,557,489	522,118	302,637	168,161	269,701
Units redeemed	(4,771,984)	(1,438,779)	(883,079)	(1,307,715)	(1,164,918)
Ending units	5,148,441	42,423,132	15,319,197	25,281,148	14,766,886

The accompanying notes are an integral part of these financial statements.
A 37

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio (Class I)	Prudential Natural Resources Portfolio (Class I)	Prudential Global Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$501,915	$(347,660)	$(167,354)	$(47,676)	$(82,460)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	15,995	2,455,657	749,820	(190,805)	555,901
Net change in unrealized appreciation (depreciation) on investments	(879,997)	(5,932,288)	(4,082,464)	(1,372,276)	(1,757,126)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(362,087)	(3,824,291)	(3,499,998)	(1,610,757)	(1,283,685)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	973,538	3,137,194	1,021,356	451,136	639,230
Policy loans	(276,575)	(1,251,390)	(417,785)	(163,827)	(331,899)
Policy loan repayments and interest	208,397	954,074	350,269	148,792	246,520
Surrenders, withdrawals and death benefits	(745,278)	(4,544,408)	(1,363,052)	(532,646)	(784,390)
Net transfers between other subaccounts
or fixed rate option	350,160	2,437,653	115,391	(459,430)	156,527
Miscellaneous transactions	8,079	(11,640)	3,112	3,408	(372)
Other charges	(633,164)	(2,028,806)	(749,669)	(253,921)	(395,547)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(114,843)	(1,307,323)	(1,040,378)	(806,488)	(469,931)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(476,930)	(5,131,614)	(4,540,376)	(2,417,245)	(1,753,616)

NET ASSETS
Beginning of period	21,078,585	79,862,324	35,054,233	9,373,642	17,255,089
End of period	$20,601,655	$74,730,710	$30,513,857	$6,956,397	$15,501,473

Beginning units	4,549,484	15,622,353	2,720,141	770,430	4,939,457
Units issued	1,898,343	699,002	68,944	33,866	223,488
Units redeemed	(1,915,064)	(1,426,714)	(132,151)	(90,266)	(378,053)
Ending units	4,532,763	14,894,641	2,656,934	714,030	4,784,892

The accompanying notes are an integral part of these financial statements.
A 38

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(15,382)	$(259,132)	$(106,991)	$127	$(387)
Capital gains distributions received	—	—	—	3,642	19,896
Net realized gain (loss) on shares redeemed	11,444	2,661,828	879,106	2,433	4,801
Net change in unrealized appreciation (depreciation) on investments	196	(2,855,838)	(2,348,183)	(12,102)	(40,240)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(3,742)	(453,142)	(1,576,068)	(5,900)	(15,930)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	98,437	1,696,595	487,384	304	5,549
Policy loans	(31,381)	(1,048,393)	(380,906)	—	—
Policy loan repayments and interest	36,780	652,198	172,633	—	—
Surrenders, withdrawals and death benefits	(161,593)	(3,056,582)	(1,004,266)	(13,343)	(3,675)
Net transfers between other subaccounts
or fixed rate option	(90,642)	1,089,473	221,879	—	43,584
Miscellaneous transactions	49	(17,419)	(1,918)	122	18
Other charges	(68,341)	(1,159,213)	(366,712)	(802)	(11,025)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(216,691)	(1,843,341)	(871,906)	(13,719)	34,451

TOTAL INCREASE (DECREASE) IN NET ASSETS	(220,433)	(2,296,483)	(2,447,974)	(19,619)	18,521

NET ASSETS
Beginning of period	2,721,335	51,659,390	18,461,905	53,050	399,307
End of period	$2,500,902	$49,362,907	$16,013,931	$33,431	$417,828

Beginning units	613,013	10,251,942	1,818,459	35,765	234,378
Units issued	14,110	386,892	55,275	202	29,445
Units redeemed	(63,949)	(722,000)	(144,809)	(9,459)	(8,141)
Ending units	563,174	9,916,834	1,728,925	26,508	255,682

The accompanying notes are an integral part of these financial statements.
A 39

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Henderson VIT Research Portfolio (Service Shares)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(1,827)	$3,184	$(3,537)	$(32,451)	$2,093
Capital gains distributions received	13,918	26	43,072	—	94,179
Net realized gain (loss) on shares redeemed	53,873	9,611	(8,561)	416,301	54,074
Net change in unrealized appreciation (depreciation) on investments	(57,756)	(55,821)	(49,246)	(2,290,956)	(199,320)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	8,208	(43,000)	(18,272)	(1,907,106)	(48,974)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,187	3,183	2,327	963,712	94,593
Policy loans	(7,925)	—	—	(279,228)	(95,858)
Policy loan repayments and interest	908	—	—	136,504	46,987
Surrenders, withdrawals and death benefits	(103,095)	(14,448)	—	(559,210)	(88,629)
Net transfers between other subaccounts
or fixed rate option	43,583	43,583	(58,844)	450,552	(9,809)
Miscellaneous transactions	(34)	43	20	782	84
Other charges	(1,331)	(8,980)	(7,880)	(517,444)	(47,161)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(63,707)	23,381	(64,377)	195,668	(99,793)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(55,499)	(19,619)	(82,649)	(1,711,438)	(148,767)

NET ASSETS
Beginning of period	246,108	412,201	405,218	13,407,035	1,841,101
End of period	$190,609	$392,582	$322,569	$11,695,597	$1,692,334

Beginning units	149,110	107,573	232,846	3,467,379	787,091
Units issued	26,099	12,294	1,235	201,813	38,297
Units redeemed	(61,709)	(6,074)	(36,437)	(225,919)	(78,890)
Ending units	113,500	113,793	197,644	3,443,273	746,498

The accompanying notes are an integral part of these financial statements.
A 40

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	Janus Henderson VIT Overseas Portfolio (Service Shares)	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares)	M Large Cap Growth Fund
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(39,867)	$(12,231)	$9,576	$301	$—
Capital gains distributions received	—	—	—	15,643	12,177
Net realized gain (loss) on shares redeemed	851,268	120,886	(9,762)	609	1,787
Net change in unrealized appreciation (depreciation) on investments	(2,037,713)	(715,965)	(96,303)	(25,428)	(19,528)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,226,312)	(607,310)	(96,489)	(8,875)	(5,564)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	917,363	418,364	125,423	2,148	9,285
Policy loans	(471,777)	(139,914)	(11,136)	—	—
Policy loan repayments and interest	156,293	47,391	3,066	—	—
Surrenders, withdrawals and death benefits	(968,912)	(123,005)	(29,518)	(2,410)	—
Net transfers between other subaccounts
or fixed rate option	89,717	9,505	(37,375)	—	—
Miscellaneous transactions	4,352	454	56	—	—
Other charges	(508,133)	(191,745)	(46,829)	(1,306)	(8,126)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(781,097)	21,050	3,687	(1,568)	1,159

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,007,409)	(586,260)	(92,802)	(10,443)	(4,405)

NET ASSETS
Beginning of period	16,361,450	4,692,398	620,123	104,319	107,405
End of period	$14,354,041	$4,106,138	$527,321	$93,876	$103,000

Beginning units	4,451,258	2,035,143	69,398	30,263	2,753
Units issued	250,579	191,334	12,270	548	211
Units redeemed	(483,234)	(187,942)	(12,064)	(949)	(187)
Ending units	4,218,603	2,038,535	69,604	29,862	2,777

The accompanying notes are an integral part of these financial statements.
A 41

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	M International Equity Fund	M Large Cap Value Fund	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$195	$1,883	$(1,385)	$(3,137)	$(1,024)
Capital gains distributions received	—	9,279	—	—	—
Net realized gain (loss) on shares redeemed	27	921	39,615	10,877	15,187
Net change in unrealized appreciation (depreciation) on investments	(3,237)	(27,684)	(103,338)	(92,356)	(114,245)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(3,015)	(15,601)	(65,108)	(84,616)	(100,082)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	12,999	219,065	350,582	156,022
Policy loans	—	—	(24,408)	(22,100)	(14,484)
Policy loan repayments and interest	—	—	21,534	4,712	20,957
Surrenders, withdrawals and death benefits	—	—	(34,681)	(19,896)	(29,227)
Net transfers between other subaccounts
or fixed rate option	—	—	(73,821)	47,603	144,390
Miscellaneous transactions	—	—	(583)	57	39
Other charges	(1,123)	(8,221)	(84,046)	(163,913)	(59,221)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,123)	4,778	23,060	197,045	218,476

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,138)	(10,823)	(42,048)	112,429	118,394

NET ASSETS
Beginning of period	15,590	125,345	1,384,597	1,430,739	797,614
End of period	$11,452	$114,522	$1,342,549	$1,543,168	$916,008

Beginning units	748	4,097	55,020	74,528	42,786
Units issued	—	412	8,260	14,472	18,743
Units redeemed	(57)	(252)	(7,212)	(4,098)	(4,597)
Ending units	691	4,257	56,068	84,902	56,932

The accompanying notes are an integral part of these financial statements.
A 42

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Small-Cap Growth Opportunities Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(703)	$(1,261)	$(2,918)	$(6,291)	$(2,244)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	20,737	87,160	26,094	99,327	30,815
Net change in unrealized appreciation (depreciation) on investments	(98,400)	(301,426)	(156,416)	(187,645)	(53,152)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(78,366)	(215,527)	(133,240)	(94,609)	(24,581)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	130,472	253,432	415,700	309,302	319,790
Policy loans	(14,972)	(27,485)	(29,299)	(49,951)	(12,119)
Policy loan repayments and interest	4,874	21,112	5,235	15,174	1,674
Surrenders, withdrawals and death benefits	(20,122)	(95,601)	(37,893)	(94,504)	(26,851)
Net transfers between other subaccounts
or fixed rate option	7,455	6,894	566,919	166,249	389,524
Miscellaneous transactions	53	515	312	73	(80)
Other charges	(56,166)	(99,366)	(187,344)	(143,787)	(131,514)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	51,594	59,501	733,630	202,556	540,424

TOTAL INCREASE (DECREASE) IN NET ASSETS	(26,772)	(156,026)	600,390	107,947	515,843

NET ASSETS
Beginning of period	641,513	1,221,029	1,600,397	2,819,752	1,054,095
End of period	$614,741	$1,065,003	$2,200,787	$2,927,699	$1,569,938

Beginning units	22,144	42,818	68,219	114,364	49,577
Units issued	3,702	10,613	56,691	22,060	34,839
Units redeemed	(2,021)	(8,349)	(4,952)	(7,918)	(4,151)
Ending units	23,825	45,082	119,958	128,506	80,265

The accompanying notes are an integral part of these financial statements.
A 43

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(846)	(1,596)	$(1,790)	$(1,941)	$(927)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,041	11,467	29,212	12,528	1,491
Net change in unrealized appreciation (depreciation) on investments	4,259	(292,588)	(159,754)	(289,542)	13,409

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,454	(282,717)	(132,332)	(278,955)	13,973

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	106,383	301,766	241,328	285,766	111,656
Policy loans	(7,156)	(44,890)	(71,884)	(28,590)	(17,282)
Policy loan repayments and interest	1,445	26,373	8,081	15,386	3,772
Surrenders, withdrawals and death benefits	(19,146)	(44,287)	(25,232)	(28,511)	(10,165)
Net transfers between other subaccounts
or fixed rate option	121,098	41,098	185,263	283,950	146,168
Miscellaneous transactions	—	(403)	(170)	(439)	38
Other charges	(56,446)	(103,532)	(112,957)	(96,196)	(57,698)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	146,178	176,125	224,429	431,366	176,489

TOTAL INCREASE (DECREASE) IN NET ASSETS	150,632	(106,592)	92,097	152,411	190,462

NET ASSETS
Beginning of period	600,022	1,561,906	1,199,436	1,299,245	608,765
End of period	$750,654	$1,455,314	$1,291,533	$1,451,656	$799,227

Beginning units	45,747	94,363	53,893	77,755	45,915
Units issued	16,908	18,694	23,267	39,340	20,826
Units redeemed	(4,914)	(7,461)	(5,401)	(5,563)	(5,732)
Ending units	57,741	105,596	71,759	111,532	61,009

The accompanying notes are an integral part of these financial statements.
A 44

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	M Capital Appreciation Fund	American Century VP Mid Cap Value Fund (Class I)	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$306	$9,623	$(13,928)	$(9,352)	$3,287
Capital gains distributions received	18,723	42,590	—	—	44,217
Net realized gain (loss) on shares redeemed	600	4,310	206,858	277,670	(3,074)
Net change in unrealized appreciation (depreciation) on investments	(33,974)	(155,344)	(1,097,973)	(607,384)	(56,128)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(14,345)	(98,821)	(905,043)	(339,066)	(11,698)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	9,285	132,318	606,132	340,012	48,830
Policy loans	—	(19,217)	(149,926)	(123,719)	(8,633)
Policy loan repayments and interest	—	3,201	50,699	37,267	73
Surrenders, withdrawals and death benefits	—	(5,091)	(243,672)	(230,086)	(8,269)
Net transfers between other subaccounts
or fixed rate option	—	35,864	105,095	94,410	2,869
Miscellaneous transactions	—	3	655	901	212
Other charges	(5,317)	(54,805)	(264,469)	(191,150)	(23,667)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,968	92,273	104,514	(72,365)	11,415

TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,377)	(6,548)	(800,529)	(411,431)	(283)

NET ASSETS
Beginning of period	96,764	682,597	6,284,023	4,228,075	226,481
End of period	$86,387	$676,049	$5,483,494	$3,816,644	$226,198

Beginning units	2,275	24,421	334,221	158,608	10,779
Units issued	204	5,387	36,247	14,794	2,357
Units redeemed	(113)	(2,032)	(26,330)	(16,850)	(1,539)
Ending units	2,366	27,776	344,138	156,552	11,597

The accompanying notes are an integral part of these financial statements.
A 45

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Jennison 20/20 Focus Portfolio (Class I)	MFS® Utilities Series (Initial Class)	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)	AST T. Rowe Price Large-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(2,402)	$15,927	$30	$(15,411)	$(21,505)
Capital gains distributions received	—	6,256	7,801	—	—
Net realized gain (loss) on shares redeemed	90,225	(516)	25,404	233,459	63,236
Net change in unrealized appreciation (depreciation) on investments	(202,043)	(7,897)	(35,359)	(72,661)	(124,799)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(114,220)	13,770	(2,124)	145,387	(83,068)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	334,716	268,440	27,325	765,033	785,764
Policy loans	(157,747)	(115,303)	(528)	(106,656)	(239,642)
Policy loan repayments and interest	10,586	4,788	192	36,323	83,115
Surrenders, withdrawals and death benefits	(34,115)	(32,823)	(1,802)	(130,905)	(372,593)
Net transfers between other subaccounts
or fixed rate option	58,572	239,445	(76,826)	844,055	147,914
Miscellaneous transactions	(512)	307	149	106	63
Other charges	(155,139)	(132,983)	(12,902)	(391,126)	(399,196)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	56,361	231,871	(64,392)	1,016,830	5,425

TOTAL INCREASE (DECREASE) IN NET ASSETS	(57,859)	245,641	(66,516)	1,162,217	(77,643)

NET ASSETS
Beginning of period	2,001,202	1,456,725	216,266	5,957,938	9,391,627
End of period	$1,943,343	$1,702,366	$149,750	$7,120,155	$9,313,984

Beginning units	97,170	92,372	11,252	208,942	728,471
Units issued	15,973	33,173	4,360	69,775	58,455
Units redeemed	(11,009)	(11,911)	(5,913)	(15,748)	(55,511)
Ending units	102,134	113,634	9,699	262,969	731,415
The accompanying notes are an integral part of these financial statements.
A 46

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(13,114)	$(20,800)	(67,063)	$(14,768)	$(2,156)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	75,470	370,458	530,399	226,136	12,592
Net change in unrealized appreciation (depreciation) on investments	(365,270)	(1,006,465)	(2,134,443)	(392,551)	(84,877)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(302,914)	(656,807)	(1,671,107)	(181,183)	(74,441)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,010,792	1,103,636	3,463,337	577,739	190,835
Policy loans	(115,849)	(339,419)	(478,487)	(99,241)	(28,074)
Policy loan repayments and interest	37,639	166,706	200,376	114,138	7,053
Surrenders, withdrawals and death benefits	(152,190)	(505,094)	(1,004,081)	(650,704)	(21,440)
Net transfers between other subaccounts
or fixed rate option	220,741	836,885	1,767,057	31,410	102,008
Miscellaneous transactions	(285)	1,500	972	(2,178)	31
Other charges	(519,099)	(461,494)	(1,758,782)	(356,915)	(94,420)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	481,749	802,720	2,190,392	(385,751)	155,993

TOTAL INCREASE (DECREASE) IN NET ASSETS	178,835	145,913	519,285	(566,934)	81,552

NET ASSETS
Beginning of period	4,978,307	11,617,742	30,036,070	6,252,774	800,120
End of period	$5,157,142	$11,763,655	$30,555,355	$5,685,840	$881,672

Beginning units	206,353	615,812	1,571,640	384,728	36,195
Units issued	36,168	126,905	207,226	32,923	10,812
Units redeemed	(16,162)	(57,508)	(93,627)	(58,245)	(3,666)
Ending units	226,359	685,209	1,685,239	359,406	43,341

The accompanying notes are an integral part of these financial statements.
A 47

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST AllianzGI World Trends Portfolio	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares)	AST BlackRock Global Strategies Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(17,975)	$(4,531)	$(2,579)	$250	$(72,089)
Capital gains distributions received	—	—	—	15,901	—
Net realized gain (loss) on shares redeemed	51,395	34,934	10,615	562	891,080
Net change in unrealized appreciation (depreciation) on investments	(705,160)	(144,289)	(95,254)	(43,801)	(2,971,567)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(671,740)	(113,886)	(87,218)	(27,088)	(2,152,576)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,618,503	340,081	221,652	26,384	4,383,471
Policy loans	(103,609)	(24,198)	(22,284)	(6,320)	(880,250)
Policy loan repayments and interest	40,851	6,406	4,412	162	448,009
Surrenders, withdrawals and death benefits	(192,282)	(84,757)	(14,046)	(815)	(2,740,300)
Net transfers between other subaccounts
or fixed rate option	1,109,401	23,909	19,616	39,003	344,777
Miscellaneous transactions	412	33	4	18	1,273
Other charges	(724,584)	(171,262)	(96,866)	(12,496)	(1,920,856)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,748,692	90,212	112,488	45,936	(363,876)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,076,952	(23,674)	25,270	18,848	(2,516,452)

NET ASSETS
Beginning of period	6,502,781	1,762,479	984,336	132,260	40,070,587
End of period	$7,579,733	$1,738,805	$1,009,606	$151,108	$37,554,135

Beginning units	261,193	70,305	47,303	6,456	2,877,968
Units issued	83,927	9,924	8,526	4,580	262,730
Units redeemed	(14,818)	(6,346)	(3,016)	(878)	(287,974)
Ending units	330,302	73,883	52,813	10,158	2,852,724

The accompanying notes are an integral part of these financial statements.
A 48

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	TOPS® Aggressive Growth ETF Portfolio (Class 2)	TOPS® Balanced ETF Portfolio (Class 2)	TOPS® Conservative ETF Portfolio (Class 2)	TOPS® Growth ETF Portfolio (Class 2)	TOPS® Moderate Growth ETF Portfolio (Class 2)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$19,078	$4,244	$2,039	$16,039	$8,314
Capital gains distributions received	80,567	7,081	2,688	58,542	19,940
Net realized gain (loss) on shares redeemed	8,631	368	173	(8,888)	7,303
Net change in unrealized appreciation (depreciation) on investments	(370,750)	(34,552)	(10,397)	(212,568)	(92,023)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(262,474)	(22,859)	(5,497)	(146,875)	(56,466)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	282,702	75,755	34,000	188,899	112,464
Policy loans	(27,243)	(2,565)	(586)	(9,870)	(2,032)
Policy loan repayments and interest	6,494	110	1,637	742	306
Surrenders, withdrawals and death benefits	(5,407)	(4,863)	(1,247)	(516)	(4,382)
Net transfers between other subaccounts
or fixed rate option	1,270,368	160,625	72,435	735,729	76,954
Miscellaneous transactions	(78)	82	6	(41)	(77)
Other charges	(135,078)	(43,471)	(16,300)	(86,854)	(71,137)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,391,758	185,673	89,945	828,089	112,096

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,129,284	162,814	84,448	681,214	55,630

NET ASSETS
Beginning of period	974,444	210,471	90,687	522,551	698,015
End of period	$2,103,728	$373,285	$175,135	$1,203,765	$753,645

Beginning units	52,757	14,421	7,829	35,063	55,491
Units issued	106,135	19,647	8,547	81,378	12,749
Units redeemed	(5,708)	(3,885)	(1,070)	(18,410)	(4,537)
Ending units	153,184	30,183	15,306	98,031	63,703

The accompanying notes are an integral part of these financial statements.
A 49

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	TOPS® Managed Risk Balanced ETF Portfolio (Class 2)	TOPS® Managed Risk Growth ETF Portfolio (Class 2)	TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2)	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$4,494	$11,268	$13,671	$4,753	$17,907
Capital gains distributions received	16,078	47,209	46,673	128,137	82,847
Net realized gain (loss) on shares redeemed	1,355	4,059	5,874	1,945	7,266
Net change in unrealized appreciation (depreciation) on investments	(41,287)	(141,616)	(139,655)	(223,559)	(163,935)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(19,360)	(79,080)	(73,437)	(88,724)	(55,915)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	67,934	157,553	104,952	359,110	366,795
Policy loans	(6,104)	(11,898)	(9,216)	(4,419)	(7,338)
Policy loan repayments and interest	13,303	33,393	32,687	1,092	726
Surrenders, withdrawals and death benefits	(15,573)	(10,802)	(9,758)	(6,001)	(40,988)
Net transfers between other subaccounts
or fixed rate option	27,666	(4,129)	30,997	984,217	336,399
Miscellaneous transactions	9	129	201	478	(124)
Other charges	(31,402)	(78,980)	(65,600)	(182,961)	(164,464)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	55,833	85,266	84,263	1,151,516	491,006

TOTAL INCREASE (DECREASE) IN NET ASSETS	36,473	6,186	10,826	1,062,792	435,091

NET ASSETS
Beginning of period	261,653	831,123	924,939	711,000	1,039,708
End of period	$298,126	$837,309	$935,765	$1,773,792	$1,474,799

Beginning units	19,621	58,716	65,866	46,447	67,456
Units issued	7,049	10,405	11,461	76,123	37,171
Units redeemed	(2,738)	(4,164)	(5,302)	(5,201)	(6,771)
Ending units	23,932	64,957	72,025	117,369	97,856

The accompanying notes are an integral part of these financial statements.
A 50

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)	Templeton Growth VIP Fund (Class 2)	Hartford Capital Appreciation HLS Fund (Class IB)	Hartford Disciplined Equity HLS Fund (Class IB)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$2,466	$2,923	$1,266	$143	$370
Capital gains distributions received	50,784	63,068	5,848	2,336	8,707
Net realized gain (loss) on shares redeemed	855	1,195	(53)	294	96
Net change in unrealized appreciation (depreciation) on investments	(143,846)	(295,470)	(20,319)	(4,727)	(11,979)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(89,741)	(228,284)	(13,258)	(1,954)	(2,806)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	187,156	277,164	32,122	10,119	18,511
Policy loans	(8,844)	(6,642)	(190)	(4,374)	(249)
Policy loan repayments and interest	1,072	1,237	—	182	249
Surrenders, withdrawals and death benefits	(17,525)	(14,167)	—	—	(779)
Net transfers between other subaccounts
or fixed rate option	524,263	673,487	29,431	5,445	(390)
Miscellaneous transactions	(133)	(401)	8	2	(4)
Other charges	(88,454)	(143,018)	(15,018)	(4,029)	(8,985)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	597,535	787,660	46,353	7,345	8,353

TOTAL INCREASE (DECREASE) IN NET ASSETS	507,794	559,376	33,095	5,391	5,547

NET ASSETS
Beginning of period	537,070	680,899	60,014	17,447	79,555
End of period	$1,044,864	$1,240,275	$93,109	$22,838	$85,102

Beginning units	37,886	49,851	4,893	1,162	4,591
Units issued	50,043	63,458	4,751	908	952
Units redeemed	(5,470)	(5,577)	(638)	(429)	(515)
Ending units	82,459	107,732	9,006	1,641	5,028

The accompanying notes are an integral part of these financial statements.
A 51

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Hartford Dividend and Growth HLS Fund (Class IB)	American Funds IS International Fund (Class 2)	Franklin Income VIP Fund (Class 2)	Franklin Mutual Shares VIP Fund (Class 2)	MFS® Total Return Bond Series (Initial Class)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$8,810	$18,084	$13,882	$2,382	$23,357
Capital gains distributions received	54,963	25,892	—	4,019	—
Net realized gain (loss) on shares redeemed	(385)	517	594	(463)	(1,819)
Net change in unrealized appreciation (depreciation) on investments	(98,861)	(189,920)	(32,494)	(15,849)	(27,132)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(35,473)	(145,427)	(18,018)	(9,911)	(5,594)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	80,846	184,579	62,775	15,213	133,201
Policy loans	(443)	(3,769)	—	(3,351)	(8,785)
Policy loan repayments and interest	420	1,602	—	—	149
Surrenders, withdrawals and death benefits	(1,247)	(1,484)	(294)	—	(3,661)
Net transfers between other subaccounts
or fixed rate option	101,451	646,042	84,065	22,080	200,344
Miscellaneous transactions	16	99	36	—	14
Other charges	(35,664)	(60,637)	(37,607)	(13,858)	(75,395)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	145,379	766,432	108,975	20,084	245,867

TOTAL INCREASE (DECREASE) IN NET ASSETS	109,906	621,005	90,957	10,173	240,273

NET ASSETS
Beginning of period	392,192	485,263	277,644	79,957	550,538
End of period	$502,098	$1,106,268	$368,601	$90,130	$790,811

Beginning units	23,949	37,664	22,564	6,640	50,325
Units issued	10,653	68,348	11,336	3,112	27,454
Units redeemed	(2,103)	(3,195)	(2,107)	(1,470)	(4,803)
Ending units	32,499	102,817	31,793	8,282	72,976

The accompanying notes are an integral part of these financial statements.
A 52

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	MFS® Value Series (Initial Class)	Hartford Growth Opportunities HLS Fund (Class IB)	American Funds IS Blue Chip Income and Growth Fund (Class 2)	Fidelity® VIP Index 500 Portfolio (Service Class 2)	Invesco V.I. Growth and Income Fund (Series I)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$7,096	$(377)	$7,753	$19,875	$8,608
Capital gains distributions received	34,949	54,904	32,968	5,621	44,102
Net realized gain (loss) on shares redeemed	291	6,112	470	5,699	74
Net change in unrealized appreciation (depreciation) on investments	(98,699)	(68,747)	(82,751)	(125,865)	(119,809)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(56,363)	(8,108)	(41,560)	(94,670)	(67,025)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	102,288	107,690	106,941	320,061	70,631
Policy loans	—	(11,800)	(293)	(5,555)	(237)
Policy loan repayments and interest	14	924	151	136	99
Surrenders, withdrawals and death benefits	(2,689)	(5,673)	(6,461)	(15,881)	(3,225)
Net transfers between other subaccounts
or fixed rate option	185,171	57,253	86,470	461,092	81,937
Miscellaneous transactions	352	(178)	31	(275)	22
Other charges	(46,702)	(29,342)	(45,594)	(161,960)	(38,312)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	238,434	118,874	141,245	597,618	110,915

TOTAL INCREASE (DECREASE) IN NET ASSETS	182,071	110,766	99,685	502,948	43,890

NET ASSETS
Beginning of period	336,021	308,135	337,247	966,642	374,095
End of period	$518,092	$418,901	$436,932	$1,469,590	$417,985

Beginning units	23,923	17,615	22,734	64,421	26,398
Units issued	19,519	8,577	12,815	42,093	8,859
Units redeemed	(1,969)	(2,291)	(3,222)	(3,454)	(1,119)
Ending units	41,473	23,901	32,327	103,060	34,138

The accompanying notes are an integral part of these financial statements.
A 53

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST International Value Portfolio	Calvert VP NASDAQ 100 Index Portfolio (Class F)	Calvert VP S&P MidCap 400 Index Portfolio (Class F)
	1/1/2018	8/20/2018*	8/20/2018*
	to	to	to
	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(14,735)	$—	$—
Capital gains distributions received	—	—	—
Net realized gain (loss) on shares redeemed	69,735	—	—
Net change in unrealized appreciation (depreciation) on investments	(839,514)	1	—

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(784,514)	1	—

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	338,243	—	—
Policy loans	(73,742)	—	—
Policy loan repayments and interest	41,949	—	—
Surrenders, withdrawals and death benefits	(751,461)	—	—
Net transfers between other subaccounts
or fixed rate option	123,975	19	32
Miscellaneous transactions	3,995	—	—
Other charges	(157,506)	(2)	—

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(474,547)	17	32

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,259,061)	18	32

NET ASSETS
Beginning of period	5,093,331	—	—
End of period	$3,834,270	$18	$32

Beginning units	452,680	—	—
Units issued	41,590	2	4
Units redeemed	(87,718)	—	—
Ending units	406,552	2	4

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 54

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT December 31, 2019

Note 1:	General

Pruco Life of New Jersey Variable Appreciable Account (the “Account”) was established under the laws of the State of New Jersey on January 13, 1984 as a separate investment account of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”), which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company), which in turn is wholly-owned by The Prudential Insurance Company of America (“Prudential”). Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Pruco Life of New Jersey. Proceeds from purchases of the variable life insurance contracts listed below (individually, a “contract” or "product" and collectively, the “contracts” or "products") are invested in the Account. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business Pruco Life of New Jersey may conduct.

Pruco Life of New Jersey M Premier VUL Protector	Pruco Life of New Jersey PruSelect III (“PS3”)
(“MPVULP”)	Pruco Life of New Jersey PRUvider Variable
Pruco Life of New Jersey MPremier VUL (“MPVUL”)	Appreciable Life ("SVAL2")
Pruco Life of New Jersey PruLife Custom Premier	Pruco Life of New Jersey Survivorship Variable
("PCP")	Universal Life ("SVUL2")
Pruco Life of New Jersey PruLife Custom Premier II	Pruco Life of New Jersey Variable Appreciable Life
(Base, 2014, 2015, 2019) ("PCP2")	(“VAL2”)
Pruco Life of New Jersey PruLife SVUL Protector	Pruco Life of New Jersey Variable Universal Life
("SVULP")	Protector (Base, 2014, 2018) ("VULP”)
The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the contracts. The contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by contract.
The corresponding subaccount names are as follows:

Prudential Government Money Market Portfolio	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
Prudential Diversified Bond Portfolio	Prudential SP Small Cap Value Portfolio (Class I)
Prudential Equity Portfolio (Class I)	Janus Henderson VIT Research Portfolio (Service
Prudential Flexible Managed Portfolio	Shares)
Prudential Conservative Balanced Portfolio	SP Prudential U.S. Emerging Growth Portfolio (Class I)
Prudential High Yield Bond Portfolio	Prudential SP International Growth Portfolio (Class I)
Prudential Stock Index Portfolio	Janus Henderson VIT Overseas Portfolio (Service
Prudential Value Portfolio (Class I)	Shares)
Prudential Natural Resources Portfolio (Class I)	Goldman Sachs VIT Small Cap Equity Insights Fund
Prudential Global Portfolio	(Institutional Shares)
Prudential Government Income Portfolio	M Large Cap Growth Fund
Prudential Jennison Portfolio (Class I)	M International Equity Fund
Prudential Small Capitalization Stock Portfolio	M Large Cap Value Fund
T. Rowe Price International Stock Portfolio	AST Cohen & Steers Realty Portfolio
Janus Henderson VIT Research Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
(Institutional Shares)	AST T. Rowe Price Large-Cap Value Portfolio
MFS® Growth Series (Initial Class)	AST Small-Cap Growth Opportunities Portfolio
American Century VP Value Fund (Class I)	AST Small-Cap Value Portfolio

A 55

Note 1:	General (continued)

AST Mid-Cap Growth Portfolio (formerly AST Goldman	American Funds IS Growth-Income Fund (Class 2)
Sachs Mid-Cap Growth Portfolio)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)
AST Loomis Sayles Large-Cap Growth Portfolio	Fidelity® VIP Mid Cap Portfolio (Service Class 2)
AST MFS Growth Portfolio	Templeton Growth VIP Fund (Class 2)
AST BlackRock Low Duration Bond Portfolio	Hartford Capital Appreciation HLS Fund (Class IB)
AST T. Rowe Price Natural Resources Portfolio	Hartford Disciplined Equity HLS Fund (Class IB)
AST MFS Global Equity Portfolio	Hartford Dividend and Growth HLS Fund (Class IB)
AST J.P. Morgan International Equity Portfolio	American Funds IS International Fund (Class 2)
AST Templeton Global Bond Portfolio	Franklin Income VIP Fund (Class 2)
M Capital Appreciation Fund	Franklin Mutual Shares VIP Fund (Class 2)
American Century VP Mid Cap Value Fund (Class I)	MFS® Total Return Bond Series (Initial Class)
AST Hotchkis & Wiley Large-Cap Value Portfolio	MFS® Value Series (Initial Class)
AST Small-Cap Growth Portfolio	Hartford Growth Opportunities HLS Fund (Class IB)
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.	American Funds IS Blue Chip Income and Growth
(Service Shares) (formerly The Dreyfus Sustainable	Fund (Class 2)
U.S. Equity Portfolio, Inc.) (Service Shares))	Fidelity® VIP Index 500 Portfolio (Service Class 2)
Prudential Jennison 20/20 Focus Portfolio (Class I)	Invesco V.I. Growth and Income Fund (Series I)
MFS® Utilities Series (Initial Class)	AST International Value Portfolio
Neuberger Berman AMT Sustainable Equity Portfolio	Calvert VP NASDAQ 100 Index Portfolio (Class F)
(Class S)	Calvert VP S&P MidCap 400 Index Portfolio (Class F)
AST T. Rowe Price Large-Cap Growth Portfolio	Calvert VP EAFE International Index Portfolio (Class F)
AST BlackRock/Loomis Sayles Bond Portfolio	American Century VP Income & Growth Fund (Class I)*
AST T. Rowe Price Asset Allocation Portfolio	BNY Mellon Investment Portfolios, MidCap Stock
AST Wellington Management Hedged Equity Portfolio	Portfolio (Initial Shares) (formerly Dreyfus
AST Balanced Asset Allocation Portfolio	Investment Portfolios, MidCap Stock portfolio)
AST Preservation Asset Allocation Portfolio	(Initial Shares))*
AST Fidelity Institutional AM℠ Quantitative Portfolio	BNY Mellon VIF, Opportunistic Small Cap Portfolio
AST Prudential Growth Allocation Portfolio	(Initial Shares) (formerly Dreyfus VIF Opportunistic
AST Advanced Strategies Portfolio	Small Cap Portfolio) (Initial Shares))*
AST AllianzGI World Trends Portfolio (formerly AST	Janus Henderson VIT Enterprise Portfolio (Service
RCM World Trends Portfolio)	Shares)*
BNY Mellon Investment Portfolios, MidCap Stock	Janus Henderson VIT Balanced Portfolio (Service
Portfolio (Service Shares) (formerly Dreyfus	Shares)*
Investment Portfolios, MidCap Stock portfolio)	Invesco Oppenheimer V.I. Discovery Mid Cap Growth
(Service Shares))	Fund (Series II) (formerly Oppenheimer Discovery
AST BlackRock Global Strategies Portfolio	Mid Cap Growth Fund/VA) (Service Shares))*
TOPS® Aggressive Growth ETF Portfolio (Class 2)	ProFund VP Asia 30*
TOPS® Balanced ETF Portfolio (Class 2)	ProFund VP Banks*
TOPS® Conservative ETF Portfolio (Class 2)	ProFund VP Bear*
TOPS® Growth ETF Portfolio (Class 2)	ProFund VP Biotechnology*
TOPS® Moderate Growth ETF Portfolio (Class 2)	ProFund VP Basic Materials*
TOPS® Managed Risk Balanced ETF Portfolio	ProFund VP UltraBull*
(Class 2)	ProFund VP Bull*
TOPS® Managed Risk Growth ETF Portfolio (Class 2)	ProFund VP Consumer Services*
TOPS® Managed Risk Moderate Growth ETF Portfolio	ProFund VP Consumer Goods*
(Class 2)	ProFund VP Oil & Gas*
American Funds IS Growth Fund (Class 2)	ProFund VP Europe 30*

A 56

Note 1:	General (continued)

ProFund VP Financials*	ProFund VP Small-Cap*
ProFund VP U.S. Government Plus*	ProFund VP Semiconductor*
ProFund VP Health Care*	ProFund VP Small-Cap Growth*
ProFund VP Industrials*	ProFund VP Short NASDAQ-100*
ProFund VP Internet*	ProFund VP Short Small-Cap*
ProFund VP Japan*	ProFund VP Small-Cap Value*
ProFund VP Precious Metals*	ProFund VP Technology*
ProFund VP Mid-Cap Growth*	ProFund VP Telecommunications*
ProFund VP Government Money Market*	ProFund VP UltraMid-Cap*
ProFund VP Mid-Cap Value*	ProFund VP UltraNASDAQ-100*
ProFund VP Pharmaceuticals*	ProFund VP UltraSmall-Cap*
ProFund VP Real Estate*	ProFund VP Utilities*
ProFund VP Rising Rates Opportunity*	Invesco V.I. Technology Fund (Series I)*
ProFund VP NASDAQ-100*	Invesco V.I. Managed Volatility Fund (Series I)*

*Subaccount was available for investment but had no assets as of December 31, 2019, and had no activity during 2019.

There were no mergers during the period ended December 31, 2019.

The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each subaccount of the Account indirectly bears exposure to the market, credit, and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

New sales of certain products which invest in the Account have been discontinued. However, premium payments made by contract owners will continue to be received by the Account.

Note 2:	Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the average cost method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are re-invested in additional shares of the Portfolios and are recorded on the ex-distribution date.

A 57

Note 3:	Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.

As of December 31, 2019, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Note 4:	Taxes

Pruco Life of New Jersey is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2019 were as follows:

	Purchases	Sales
Prudential Government Money Market Portfolio	$50,412,612	$45,049,008
Prudential Diversified Bond Portfolio	3,480,736	4,284,107
Prudential Equity Portfolio (Class I)	2,906,948	16,020,604
Prudential Flexible Managed Portfolio	3,285,967	20,888,940
Prudential Conservative Balanced Portfolio	1,651,424	8,677,200
Prudential High Yield Bond Portfolio	2,060,139	1,579,339
Prudential Stock Index Portfolio	19,778,726	4,925,021
Prudential Value Portfolio (Class I)	1,206,719	2,417,912
Prudential Natural Resources Portfolio (Class I)	246,411	933,348
Prudential Global Portfolio	1,057,692	1,289,867
Prudential Government Income Portfolio	195,122	261,222
Prudential Jennison Portfolio (Class I)	3,450,702	4,571,030
Prudential Small Capitalization Stock Portfolio	317,105	1,728,245
T. Rowe Price International Stock Portfolio	—	721
Janus Henderson VIT Research Portfolio (Institutional Shares)	5,531	20,737

A 58

Note 5:	Purchases and Sales of Investments (continued)

	Purchases	Sales
MFS® Growth Series (Initial Class)	$3,674	$4,610
American Century VP Value Fund (Class I)	3,861	12,051
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	2,299	150,811
Prudential SP Small Cap Value Portfolio (Class I)	1,855,014	1,119,497
Janus Henderson VIT Research Portfolio (Service Shares)	77,883	301,259
SP Prudential U.S. Emerging Growth Portfolio (Class I)	1,113,470	1,567,523
Prudential SP International Growth Portfolio (Class I)	307,440	622,255
Janus Henderson VIT Overseas Portfolio (Service Shares)	101,992	40,445
Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares)	2,151	3,454
M Large Cap Growth Fund	9,285	8,028
M International Equity Fund	—	860
M Large Cap Value Fund	12,999	7,822
AST Cohen & Steers Realty Portfolio	136,879	172,762
AST J.P. Morgan Strategic Opportunities Portfolio	361,851	141,716
AST T. Rowe Price Large-Cap Value Portfolio	466,242	175,160
AST Small-Cap Growth Opportunities Portfolio	103,332	157,803
AST Small-Cap Value Portfolio	240,468	117,937
AST Mid-Cap Growth Portfolio	1,037,188	173,784
AST Loomis Sayles Large-Cap Growth Portfolio	471,812	218,892
AST MFS Growth Portfolio	1,634,435	382,620
AST BlackRock Low Duration Bond Portfolio	474,610	88,101
AST T. Rowe Price Natural Resources Portfolio	216,436	124,674
AST MFS Global Equity Portfolio	897,116	157,895
AST J.P. Morgan International Equity Portfolio	980,912	149,366
AST Templeton Global Bond Portfolio	588,619	80,004
M Capital Appreciation Fund	9,285	5,335
American Century VP Mid Cap Value Fund (Class I)	115,286	54,113
AST Hotchkis & Wiley Large-Cap Value Portfolio	1,250,024	698,723
AST Small-Cap Growth Portfolio	296,002	637,249
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares)	95,946	52,309
Prudential Jennison 20/20 Focus Portfolio (Class I)	553,248	281,362
MFS® Utilities Series (Initial Class)	575,358	263,399
Neuberger Berman AMT Sustainable Equity Portfolio (Class S)	61,124	28,541
AST T. Rowe Price Large-Cap Growth Portfolio	3,209,923	724,991
AST BlackRock/Loomis Sayles Bond Portfolio	768,929	776,361
AST T. Rowe Price Asset Allocation Portfolio	1,326,774	339,885
AST Wellington Management Hedged Equity Portfolio	911,647	1,091,115
AST Balanced Asset Allocation Portfolio	4,108,486	2,420,700
AST Preservation Asset Allocation Portfolio	865,562	467,633
AST Fidelity Institutional AM℠ Quantitative Portfolio	197,268	75,267
AST Prudential Growth Allocation Portfolio	1,408,148	410,578
AST Advanced Strategies Portfolio	486,044	151,512
AST AllianzGI World Trends Portfolio	237,467	98,273
BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares)	50,218	32,098
AST BlackRock Global Strategies Portfolio	3,086,988	3,777,656
TOPS® Aggressive Growth ETF Portfolio (Class 2)	828,622	201,751
TOPS® Balanced ETF Portfolio (Class 2)	339,533	166,505
TOPS® Conservative ETF Portfolio (Class 2)	44,593	15,325
TOPS® Growth ETF Portfolio (Class 2)	775,281	94,007

A 59

Note 5:	Purchases and Sales of Investments (continued)

	Purchases	Sales
TOPS® Moderate Growth ETF Portfolio (Class 2)	$346,939	$82,928
TOPS® Managed Risk Balanced ETF Portfolio (Class 2)	296,829	71,117
TOPS® Managed Risk Growth ETF Portfolio (Class 2)	256,088	67,721
TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2)	218,782	78,351
American Funds IS Growth Fund (Class 2)	1,569,842	146,674
American Funds IS Growth-Income Fund (Class 2)	799,842	188,897
Fidelity® VIP Contrafund® Portfolio (Service Class 2)	1,090,260	106,720
Fidelity® VIP Mid Cap Portfolio (Service Class 2)	1,067,195	132,781
Templeton Growth VIP Fund (Class 2)	323,184	114,924
Hartford Capital Appreciation HLS Fund (Class IB)	9,721	5,201
Hartford Disciplined Equity HLS Fund (Class IB)	15,544	30,666
Hartford Dividend and Growth HLS Fund (Class IB)	75,464	69,716
American Funds IS International Fund (Class 2)	577,728	79,617
Franklin Income VIP Fund (Class 2)	245,582	32,559
Franklin Mutual Shares VIP Fund (Class 2)	—	9,699
MFS® Total Return Bond Series (Initial Class)	731,503	169,557
MFS® Value Series (Initial Class)	278,994	59,543
Hartford Growth Opportunities HLS Fund (Class IB)	118,267	20,748
American Funds IS Blue Chip Income and Growth Fund (Class 2)	214,550	42,449
Fidelity® VIP Index 500 Portfolio (Service Class 2)	5,220,944	305,538
Invesco V.I. Growth and Income Fund (Series I)	363,336	33,581
AST International Value Portfolio	1,175,081	472,534
Calvert VP NASDAQ 100 Index Portfolio (Class F)	494,827	49,654
Calvert VP S&P MidCap 400 Index Portfolio (Class F)	890,725	29,597
Calvert VP EAFE International Index Portfolio (Class F)	116,155	1,936

Note 6:     Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.
The Prudential Series Fund has entered into a management agreement with PGIM Investments LLC (“PGIM Investments”), and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers entered into subadvisory agreements with several subadvisers, including PGIM, Inc., Jennison Associates LLC, and QMA LLC (formerly Quantitative Management Associates LLC), each of which are indirect, wholly-owned subsidiaries of Prudential Financial.
The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

A 60

Note 6:	Related Party Transactions (continued)

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.
Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.
Certain charges and fees of the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.
See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.
In 2016, Prudential Financial self-reported to the SEC and the U.S. Department of Labor (“DOL”), and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain portfolios of The Prudential Series Fund and the Advanced Series Trust due to a long-standing restriction benefitting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and implemented a remediation plan for the benefit of customers. As part of Prudential Financial’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for certain portfolios of The Prudential Series Fund and the Advanced Series Trust. Prudential Financial has corrected the foreign tax reclaim process and has implemented a remediation plan for the benefit of customers. The DOL’s review of the securities lending matter is closed. In September 2019, Prudential Financial reached a settlement of these matters with the SEC. As part of the settlement Prudential Financial agreed to pay a fine of $5 million and disgorgement of $27.6 million, and consented to the entry of an Administrative Order containing findings that two subsidiaries of Prudential Financial violated certain sections of the Investment Advisers Act of 1940 and the Investment Advisers Act Rules and ordering the subsidiaries to cease and desist from committing or causing any violations and any future violations of those provisions. In reaching this settlement, Prudential Financial neither admitted nor denied the SEC’s findings.

Note 7:     Financial Highlights

Pruco Life of New Jersey sells a number of variable life insurance products that are funded through the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by Pruco Life of New Jersey and funded through the Account. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the ranges. The summary may not reflect the minimum and maximum contract charges as contract owners may not have selected all available contract options offered by Pruco Life of New Jersey.

A 61

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Government Money Market Portfolio
December 31, 2019	6,601	$1.14	to	$12.29	$15,163	1.86%		0.00%	to	0.90%	0.25%	to	1.92%
December 31, 2018	5,148	$1.13	to	$12.06	$9,561	1.52%		0.00%	to	0.90%	0.58%	to	1.53%
December 31, 2017	5,363	$1.12	to	$11.88	$9,809	0.54%		0.00%	to	0.90%	-0.32%	to	0.56%
December 31, 2016	50,697	$1.13	to	$11.81	$68,221	0.09%		0.00%	to	0.90%	-0.78%	to	0.09%
December 31, 2015	49,197	$1.14	to	$11.80	$66,869	0.00%	(2)	0.00%	to	0.90%	-0.91%	to	0.00%

	Prudential Diversified Bond Portfolio
December 31, 2019	42,186	$2.45	to	$24.67	$151,692	0.00%		0.00%	to	0.90%	6.91%	to	10.90%
December 31, 2018	42,423	$2.22	to	$22.25	$137,565	0.00%		0.00%	to	0.90%	-1.05%	to	0.45%
December 31, 2017	43,340	$2.22	to	$22.28	$140,696	0.00%		0.00%	to	0.90%	6.05%	to	7.00%
December 31, 2016	47,360	$2.08	to	$20.82	$143,239	0.00%		0.00%	to	0.90%	4.65%	to	5.59%
December 31, 2015	47,717	$1.97	to	$19.72	$137,271	0.00%		0.00%	to	0.90%	-1.61%	to	-0.26%

	Prudential Equity Portfolio (Class I)
December 31, 2019	14,692	$3.03	to	$25.37	$254,438	0.00%		0.10%	to	0.90%	9.52%	to	28.76%
December 31, 2018	15,319	$2.37	to	$19.79	$208,708	0.00%		0.10%	to	0.90%	-13.03%	to	-4.95%
December 31, 2017	15,900	$2.52	to	$20.91	$231,065	0.00%		0.10%	to	0.90%	24.66%	to	25.65%
December 31, 2016	16,655	$2.02	to	$16.71	$194,300	0.00%		0.10%	to	0.90%	2.85%	to	3.67%
December 31, 2015	17,254	$1.96	to	$16.19	$198,410	0.00%		0.10%	to	0.90%	-0.99%	to	2.26%

	Prudential Flexible Managed Portfolio
December 31, 2019	24,007	$2.71	to	$30.59	$343,415	0.00%		0.25%	to	0.90%	18.80%	to	19.58%
December 31, 2018	25,281	$2.28	to	$25.58	$302,260	0.00%		0.25%	to	0.90%	-8.20%	to	-4.42%
December 31, 2017	26,421	$2.40	to	$26.76	$331,236	0.00%		0.25%	to	0.90%	13.95%	to	14.68%
December 31, 2016	27,602	$2.11	to	$23.34	$302,141	0.00%		0.25%	to	0.90%	7.55%	to	8.25%
December 31, 2015	28,875	$1.96	to	$21.56	$292,626	0.00%		0.25%	to	0.90%	0.11%	to	0.76%

	Prudential Conservative Balanced Portfolio
December 31, 2019	14,065	$2.53	to	$27.06	$152,054	0.00%		0.10%	to	0.90%	8.57%	to	18.20%
December 31, 2018	14,767	$2.15	to	$22.89	$134,694	0.00%		0.25%	to	0.90%	-5.91%	to	-2.71%
December 31, 2017	15,662	$2.23	to	$23.53	$145,844	0.00%		0.25%	to	0.90%	11.37%	to	12.09%
December 31, 2016	16,462	$2.00	to	$20.99	$136,998	0.00%		0.25%	to	0.90%	6.32%	to	7.01%
December 31, 2015	17,225	$1.88	to	$19.62	$134,210	0.00%		0.25%	to	0.90%	-0.50%	to	0.15%

	Prudential High Yield Bond Portfolio
December 31, 2019	4,574	$3.11	to	$31.61	$24,468	0.00%		0.00%	to	0.90%	6.58%	to	16.33%
December 31, 2018	4,533	$2.70	to	$27.17	$20,602	2.82%		0.00%	to	0.90%	-3.59%	to	-1.26%
December 31, 2017	4,549	$2.75	to	$27.52	$21,079	6.36%		0.00%	to	0.90%	6.84%	to	7.80%
December 31, 2016	503,610	$2.55	to	$25.53	$1,709,443	6.48%		0.00%	to	0.90%	15.21%	to	16.24%
December 31, 2015	510,436	$2.20	to	$21.96	$1,498,127	6.20%		0.00%	to	0.90%	-5.95%	to	-2.45%

	Prudential Stock Index Portfolio
December 31, 2019	15,759	$2.64	to	$40.06	$114,550	0.00%		0.00%	to	0.90%	9.26%	to	31.07%
December 31, 2018	14,895	$2.04	to	$30.56	$74,731	0.00%		0.00%	to	0.90%	-11.79%	to	-4.61%
December 31, 2017	15,622	$2.15	to	$32.04	$79,862	1.53%		0.00%	to	0.90%	20.38%	to	21.46%
December 31, 2016	15,430	$1.79	to	$26.38	$63,580	1.82%		0.00%	to	0.90%	10.84%	to	11.83%
December 31, 2015	14,850	$1.61	to	$23.59	$56,464	1.50%		0.00%	to	0.90%	-1.79%	to	1.18%

	Prudential Value Portfolio (Class I)
December 31, 2019	2,630	$3.32	to	$22.53	$37,122	0.00%		0.00%	to	0.90%	9.28%	to	26.06%
December 31, 2018	2,657	$2.66	to	$17.87	$30,514	0.00%		0.00%	to	0.90%	-12.66%	to	-9.88%
December 31, 2017	2,720	$2.97	to	$19.83	$35,054	0.00%		0.00%	to	0.90%	15.95%	to	16.99%
December 31, 2016	2,865	$2.56	to	$16.95	$31,212	0.00%		0.00%	to	0.90%	10.40%	to	11.39%
December 31, 2015	2,971	$2.32	to	$15.22	$29,380	0.00%		0.00%	to	0.90%	-9.68%	to	-8.19%

A 62

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Natural Resources Portfolio (Class I)
December 31, 2019	669	$5.60	to	$12.21	$7,009	0.00%	0.00%	to	0.60%	-4.77%	to	10.69%
December 31, 2018	714	$5.07	to	$11.10	$6,956	0.00%	0.00%	to	0.60%	-18.56%	to	-18.07%
December 31, 2017	770	$6.19	to	$13.62	$9,374	0.00%	0.00%	to	0.60%	-0.78%	to	-0.19%
December 31, 2016	815	$6.21	to	$13.73	$10,138	0.00%	0.00%	to	0.60%	24.62%	to	25.36%
December 31, 2015	819	$4.96	to	$11.02	$8,340	0.00%	0.00%	to	0.60%	-34.15%	to	-28.19%

	Prudential Global Portfolio
December 31, 2019	4,670	$1.91	to	$15.11	$19,935	0.00%	0.10%	to	0.90%	11.55%	to	30.27%
December 31, 2018	4,785	$1.48	to	$11.62	$15,501	0.00%	0.10%	to	0.90%	-12.16%	to	-7.40%
December 31, 2017	4,939	$1.61	to	$12.57	$17,255	0.00%	0.10%	to	0.90%	23.72%	to	24.71%
December 31, 2016	5,014	$1.30	to	$10.09	$14,025	0.00%	0.10%	to	0.90%	3.52%	to	4.34%
December 31, 2015	5,382	$1.26	to	$9.69	$14,702	0.00%	0.10%	to	0.90%	-3.79%	to	2.27%

	Prudential Government Income Portfolio
December 31, 2019	552	$4.71	to	$4.71	$2,599	0.00%	0.60%	to	0.60%	5.98%	to	5.98%
December 31, 2018	563	$4.44	to	$4.44	$2,501	0.00%	0.60%	to	0.60%	0.03%	to	0.03%
December 31, 2017	613	$4.44	to	$4.44	$2,721	0.00%	0.60%	to	0.60%	2.33%	to	2.33%
December 31, 2016	657	$4.34	to	$4.34	$2,850	0.00%	0.60%	to	0.60%	1.56%	to	1.56%
December 31, 2015	667	$4.27	to	$4.27	$2,851	0.00%	0.60%	to	0.60%	0.07%	to	0.07%

	Prudential Jennison Portfolio (Class I)
December 31, 2019	9,589	$2.51	to	$18.46	$64,544	0.00%	0.10%	to	0.90%	10.77%	to	33.21%
December 31, 2018	9,917	$1.90	to	$13.88	$49,363	0.00%	0.10%	to	0.90%	-12.85%	to	-0.88%
December 31, 2017	10,252	$1.93	to	$14.02	$51,659	0.00%	0.10%	to	0.90%	35.48%	to	36.56%
December 31, 2016	10,549	$1.43	to	$10.28	$39,081	0.00%	0.10%	to	0.90%	-1.78%	to	-1.00%
December 31, 2015	10,862	$1.45	to	$10.40	$41,016	0.00%	0.10%	to	0.90%	3.30%	to	11.37%

	Prudential Small Capitalization Stock Portfolio
December 31, 2019	1,589	$10.67	to	$30.54	$18,059	0.00%	0.00%	to	0.60%	6.62%	to	22.42%
December 31, 2018	1,729	$8.77	to	$24.95	$16,014	0.00%	0.00%	to	0.60%	-9.27%	to	-8.72%
December 31, 2017	1,818	$9.67	to	$27.33	$18,462	0.00%	0.00%	to	0.60%	12.33%	to	13.00%
December 31, 2016	1,932	$8.61	to	$24.19	$17,258	0.00%	0.00%	to	0.60%	25.75%	to	26.50%
December 31, 2015	2,060	$6.84	to	$19.12	$14,551	0.00%	0.00%	to	0.60%	-4.33%	to	-2.29%

	T. Rowe Price International Stock Portfolio
December 31, 2019	26	$1.60	to	$1.60	$42	2.45%	0.90%	to	0.90%	26.63%	to	26.63%
December 31, 2018	27	$1.26	to	$1.26	$33	1.20%	0.90%	to	0.90%	-14.98%	to	-14.98%
December 31, 2017	36	$1.48	to	$1.48	$53	1.13%	0.90%	to	0.90%	26.74%	to	26.74%
December 31, 2016	36	$1.17	to	$1.17	$42	1.10%	0.90%	to	0.90%	1.22%	to	1.22%
December 31, 2015	33	$1.16	to	$1.16	$38	0.95%	0.90%	to	0.90%	-1.78%	to	-1.78%

	Janus Henderson VIT Research Portfolio (Institutional Shares)
December 31, 2019	249	$2.00	to	$2.64	$549	0.46%	0.20%	to	0.90%	34.31%	to	35.25%
December 31, 2018	256	$1.49	to	$1.95	$418	0.54%	0.20%	to	0.90%	-3.45%	to	-2.77%
December 31, 2017	234	$1.54	to	$2.01	$399	0.39%	0.20%	to	0.90%	26.74%	to	27.63%
December 31, 2016	242	$1.22	to	$1.57	$324	0.54%	0.20%	to	0.90%	-0.40%	to	0.30%
December 31, 2015	243	$1.22	to	$1.57	$325	0.63%	0.20%	to	0.90%	4.41%	to	5.13%

	MFS® Growth Series (Initial Class)
December 31, 2019	114	$2.30	to	$2.30	$262	0.00%	0.90%	to	0.90%	36.92%	to	36.92%
December 31, 2018	114	$1.68	to	$1.68	$191	0.08%	0.90%	to	0.90%	1.75%	to	1.75%
December 31, 2017	149	$1.65	to	$1.65	$246	0.11%	0.90%	to	0.90%	30.23%	to	30.23%
December 31, 2016	131	$1.27	to	$1.27	$166	0.05%	0.90%	to	0.90%	1.53%	to	1.53%
December 31, 2015	131	$1.25	to	$1.25	$164	0.15%	0.90%	to	0.90%	6.61%	to	6.61%

A 63

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	American Century VP Value Fund (Class I)
December 31, 2019	113	$4.34	to	$4.34	$490	2.13%	0.90%	to	0.90%	25.90%	to	25.90%
December 31, 2018	114	$3.45	to	$3.45	$393	1.65%	0.90%	to	0.90%	-9.97%	to	-9.97%
December 31, 2017	108	$3.83	to	$3.83	$412	1.66%	0.90%	to	0.90%	7.78%	to	7.78%
December 31, 2016	121	$3.56	to	$3.56	$431	1.75%	0.90%	to	0.90%	19.41%	to	19.41%
December 31, 2015	117	$2.98	to	$2.98	$349	2.12%	0.90%	to	0.90%	-4.74%	to	-4.74%

	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
December 31, 2019	128	$2.13	to	$2.13	$271	0.00%	0.90%	to	0.90%	30.27%	to	30.27%
December 31, 2018	198	$1.63	to	$1.63	$323	0.00%	0.90%	to	0.90%	-6.22%	to	-6.22%
December 31, 2017	233	$1.74	to	$1.74	$405	0.00%	0.90%	to	0.90%	20.31%	to	20.31%
December 31, 2016	261	$1.45	to	$1.45	$377	0.00%	0.90%	to	0.90%	3.24%	to	3.24%
December 31, 2015	252	$1.40	to	$1.40	$353	0.00%	0.90%	to	0.90%	-3.53%	to	-3.53%

	Prudential SP Small Cap Value Portfolio (Class I)
December 31, 2019	3,436	$3.46	to	$36.54	$15,150	0.00%	0.00%	to	0.90%	5.61%	to	22.79%
December 31, 2018	3,443	$2.84	to	$29.76	$11,696	0.00%	0.00%	to	0.90%	-18.54%	to	-13.79%
December 31, 2017	3,467	$3.32	to	$34.52	$13,407	0.00%	0.00%	to	0.90%	11.19%	to	12.19%
December 31, 2016	3,583	$2.99	to	$30.77	$12,284	0.00%	0.00%	to	0.90%	24.34%	to	25.45%
December 31, 2015	3,644	$2.40	to	$24.52	$9,942	0.00%	0.00%	to	0.90%	-7.17%	to	-5.36%

	Janus Henderson VIT Research Portfolio (Service Shares)
December 31, 2019	667	$3.06	to	$3.06	$2,040	0.30%	0.25%	to	0.25%	34.89%	to	34.89%
December 31, 2018	746	$2.27	to	$2.27	$1,692	0.36%	0.25%	to	0.25%	-3.08%	to	-3.08%
December 31, 2017	787	$2.34	to	$2.34	$1,841	0.25%	0.25%	to	0.25%	27.24%	to	27.24%
December 31, 2016	829	$1.84	to	$1.84	$1,524	0.38%	0.25%	to	0.25%	0.02%	to	0.02%
December 31, 2015	826	$1.84	to	$1.84	$1,518	0.45%	0.25%	to	0.25%	4.81%	to	4.81%

	SP Prudential U.S. Emerging Growth Portfolio (Class I)
December 31, 2019	4,003	$4.04	to	$54.11	$19,260	0.00%	0.00%	to	0.90%	11.18%	to	37.71%
December 31, 2018	4,219	$2.96	to	$39.29	$14,354	0.00%	0.00%	to	0.90%	-13.48%	to	-7.84%
December 31, 2017	4,451	$3.24	to	$42.63	$16,361	0.00%	0.00%	to	0.90%	21.35%	to	22.43%
December 31, 2016	4,558	$2.67	to	$34.82	$13,627	0.00%	0.00%	to	0.90%	3.39%	to	4.32%
December 31, 2015	4,604	$2.58	to	$33.38	$13,151	0.00%	0.00%	to	0.90%	-7.57%	to	-2.36%

	Prudential SP International Growth Portfolio (Class I)
December 31, 2019	1,906	$2.30	to	$2.87	$5,089	0.00%	0.10%	to	0.90%	12.13%	to	32.25%
December 31, 2018	2,039	$1.75	to	$2.17	$4,106	0.00%	0.10%	to	0.90%	-13.59%	to	-12.90%
December 31, 2017	2,035	$2.03	to	$2.49	$4,692	0.00%	0.10%	to	0.90%	34.60%	to	35.66%
December 31, 2016	2,021	$1.51	to	$1.84	$3,428	0.00%	0.10%	to	0.90%	-4.44%	to	-3.68%
December 31, 2015	1,922	$1.58	to	$1.91	$3,384	0.00%	0.10%	to	0.90%	-5.89%	to	3.26%

	Janus Henderson VIT Overseas Portfolio (Service Shares)
December 31, 2019	77	$9.59	to	$9.70	$737	1.87%	0.00%	to	0.10%	10.91%	to	26.71%
December 31, 2018	70	$7.58	to	$7.66	$527	1.66%	0.00%	to	0.10%	-15.22%	to	-15.14%
December 31, 2017	69	$8.94	to	$9.02	$620	1.59%	0.00%	to	0.10%	30.67%	to	30.80%
December 31, 2016	68	$6.84	to	$6.90	$467	5.03%	0.00%	to	0.10%	-6.80%	to	-6.71%
December 31, 2015	61	$7.34	to	$7.39	$445	0.54%	0.00%	to	0.10%	-16.71%	to	-8.80%

	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares)
December 31, 2019	30	$3.92	to	$3.92	$116	0.50%	0.20%	to	0.20%	24.59%	to	24.59%
December 31, 2018	30	$3.14	to	$3.14	$94	0.47%	0.20%	to	0.20%	-8.80%	to	-8.80%
December 31, 2017	30	$3.45	to	$3.45	$104	0.56%	0.20%	to	0.20%	11.34%	to	11.34%
December 31, 2016	31	$3.10	to	$3.10	$96	1.23%	0.20%	to	0.20%	22.96%	to	22.96%
December 31, 2015	31	$2.52	to	$2.52	$77	0.29%	0.20%	to	0.20%	-2.32%	to	-2.32%

A 64

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	M Large Cap Growth Fund
December 31, 2019	3	$50.47	to	$50.47	$141	0.00%	0.00%	to	0.00%	36.09%	to	36.09%
December 31, 2018	3	$37.09	to	$37.09	$103	0.00%	0.00%	to	0.00%	-4.95%	to	-4.95%
December 31, 2017	3	$39.02	to	$39.02	$107	0.00%	0.00%	to	0.00%	38.97%	to	38.97%
December 31, 2016	3	$28.08	to	$28.08	$76	0.00%	0.00%	to	0.00%	-2.32%	to	-2.32%
December 31, 2015	3	$28.74	to	$28.74	$74	0.03%	0.00%	to	0.00%	7.70%	to	7.70%

	M International Equity Fund
December 31, 2019	1	$19.93	to	$19.93	$13	2.77%	0.00%	to	0.00%	20.32%	to	20.32%
December 31, 2018	1	$16.56	to	$16.56	$11	1.36%	0.00%	to	0.00%	-20.57%	to	-20.57%
December 31, 2017	1	$20.85	to	$20.85	$16	1.62%	0.00%	to	0.00%	24.05%	to	24.05%
December 31, 2016	1	$16.81	to	$16.81	$14	1.15%	0.00%	to	0.00%	-0.05%	to	-0.05%
December 31, 2015	1	$16.82	to	$16.82	$15	1.59%	0.00%	to	0.00%	-3.94%	to	-3.94%

	M Large Cap Value Fund
December 31, 2019	4	$32.69	to	$32.69	$144	1.83%	0.00%	to	0.00%	21.52%	to	21.52%
December 31, 2018	4	$26.90	to	$26.90	$115	1.49%	0.00%	to	0.00%	-12.07%	to	-12.07%
December 31, 2017	4	$30.60	to	$30.60	$125	1.56%	0.00%	to	0.00%	14.99%	to	14.99%
December 31, 2016	4	$26.61	to	$26.61	$104	2.06%	0.00%	to	0.00%	9.64%	to	9.64%
December 31, 2015	4	$24.27	to	$24.27	$89	1.40%	0.00%	to	0.00%	-0.66%	to	-0.66%

	AST Cohen & Steers Realty Portfolio
December 31, 2019	55	$31.39	to	$31.39	$1,717	0.00%	0.10%	to	0.10%	10.98%	to	31.08%
December 31, 2018	56	$23.94	to	$23.94	$1,343	0.00%	0.10%	to	0.10%	-4.85%	to	-4.85%
December 31, 2017	55	$25.17	to	$25.17	$1,385	0.00%	0.10%	to	0.10%	6.14%	to	6.14%
December 31, 2016	47	$23.71	to	$23.71	$1,126	0.00%	0.10%	to	0.10%	4.71%	to	4.71%
December 31, 2015	39	$22.64	to	$22.64	$880	0.00%	0.10%	to	0.10%	4.46%	to	4.74%

	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2019	96	$20.75	to	$20.80	$2,000	0.00%	0.10%	to	0.25%	6.27%	to	14.49%
December 31, 2018	85	$18.12	to	$18.20	$1,543	0.00%	0.10%	to	0.25%	-5.75%	to	-5.22%
December 31, 2017	75	$19.12	to	$19.23	$1,431	0.00%	0.10%	to	0.25%	11.86%	to	12.03%
December 31, 2016	66	$17.07	to	$17.19	$1,132	0.00%	0.10%	to	0.25%	3.58%	to	3.73%
December 31, 2015	59	$16.45	to	$16.60	$980	0.00%	0.10%	to	0.25%	-3.00%	to	-0.28%

	AST T. Rowe Price Large-Cap Value Portfolio
December 31, 2019	82	$12.53	to	$22.13	$1,472	0.00%	0.10%	to	0.25%	10.59%	to	25.84%
December 31, 2018	57	$9.97	to	$17.58	$916	0.00%	0.10%	to	0.25%	-12.28%	to	-9.80%
December 31, 2017	43	$11.07	to	$19.50	$798	0.00%	0.10%	to	0.25%	16.26%	to	16.43%
December 31, 2016	36	$9.53	to	$16.74	$591	0.00%	0.10%	to	0.25%	5.86%	to	6.02%
December 31, 2015	31	$9.00	to	$15.79	$477	0.00%	0.10%	to	0.25%	-11.00%	to	-6.16%

	AST Small-Cap Growth Opportunities Portfolio
December 31, 2019	22	$35.18	to	$35.18	$780	0.00%	0.10%	to	0.10%	9.95%	to	36.35%
December 31, 2018	24	$25.80	to	$25.80	$615	0.00%	0.10%	to	0.10%	-10.93%	to	-10.93%
December 31, 2017	22	$28.97	to	$28.97	$642	0.00%	0.10%	to	0.10%	27.56%	to	27.56%
December 31, 2016	21	$22.71	to	$22.71	$476	0.00%	0.10%	to	0.10%	7.59%	to	7.59%
December 31, 2015	19	$21.11	to	$21.11	$395	0.00%	0.10%	to	0.10%	-4.50%	to	1.23%

	AST Small-Cap Value Portfolio
December 31, 2019	50	$28.79	to	$28.79	$1,432	0.00%	0.10%	to	0.10%	5.12%	to	21.86%
December 31, 2018	45	$23.62	to	$23.62	$1,065	0.00%	0.10%	to	0.10%	-17.16%	to	-17.16%
December 31, 2017	43	$28.52	to	$28.52	$1,221	0.00%	0.10%	to	0.10%	7.24%	to	7.24%
December 31, 2016	37	$26.59	to	$26.59	$982	0.00%	0.10%	to	0.10%	29.07%	to	29.07%
December 31, 2015	33	$20.60	to	$20.60	$673	0.00%	0.10%	to	0.10%	-5.21%	to	-4.41%

A 65

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Mid-Cap Growth Portfolio
December 31, 2019	175	$14.63	to	$38.33	$3,787	0.00%	0.10%	to	0.25%	6.65%	to	30.03%
December 31, 2018	120	$11.27	to	$29.48	$2,201	0.00%	0.10%	to	0.25%	-11.91%	to	-4.44%
December 31, 2017	68	$11.81	to	$30.85	$1,600	0.00%	0.10%	to	0.25%	26.77%	to	26.96%
December 31, 2016	43	$9.32	to	$24.30	$882	0.00%	0.10%	to	0.25%	1.39%	to	1.54%
December 31, 2015	27	$9.19	to	$23.93	$628	0.00%	0.10%	to	0.25%	-8.45%	to	-5.78%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2019	143	$18.69	to	$38.03	$4,133	0.00%	0.10%	to	0.90%	10.75%	to	31.50%
December 31, 2018	129	$14.24	to	$28.92	$2,928	0.00%	0.10%	to	0.90%	-10.11%	to	-2.78%
December 31, 2017	114	$14.67	to	$29.75	$2,820	0.00%	0.10%	to	0.90%	31.80%	to	32.85%
December 31, 2016	106	$11.06	to	$22.39	$2,038	0.00%	0.10%	to	0.90%	4.64%	to	5.47%
December 31, 2015	102	$10.50	to	$21.23	$1,905	0.00%	0.10%	to	0.90%	4.02%	to	9.96%

	AST MFS Growth Portfolio
December 31, 2019	147	$19.35	to	$40.93	$3,509	0.00%	0.10%	to	0.25%	14.36%	to	37.64%
December 31, 2018	80	$14.08	to	$29.74	$1,570	0.00%	0.10%	to	0.25%	-11.85%	to	2.05%
December 31, 2017	50	$13.81	to	$29.14	$1,054	0.00%	0.10%	to	0.25%	30.38%	to	30.58%
December 31, 2016	33	$10.60	to	$22.32	$579	0.00%	0.10%	to	0.25%	1.66%	to	1.81%
December 31, 2015	18	$10.42	to	$21.92	$383	0.00%	0.10%	to	0.25%	3.26%	to	7.12%

	AST BlackRock Low Duration Bond Portfolio
December 31, 2019	93	$10.71	to	$14.60	$1,176	0.00%	0.10%	to	0.25%	2.74%	to	4.52%
December 31, 2018	58	$10.26	to	$13.97	$751	0.00%	0.10%	to	0.25%	0.28%	to	0.64%
December 31, 2017	46	$10.21	to	$13.88	$600	0.00%	0.10%	to	0.25%	1.45%	to	1.60%
December 31, 2016	39	$10.06	to	$13.66	$516	0.00%	0.10%	to	0.25%	1.38%	to	1.53%
December 31, 2015	26	$9.93	to	$13.46	$353	0.00%	0.10%	to	0.25%	-0.74%	to	0.38%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2019	112	$16.09	to	$16.09	$1,799	0.00%	0.10%	to	0.10%	0.92%	to	16.75%
December 31, 2018	106	$13.78	to	$13.78	$1,455	0.00%	0.10%	to	0.10%	-16.74%	to	-16.74%
December 31, 2017	94	$16.55	to	$16.55	$1,562	0.00%	0.10%	to	0.10%	10.20%	to	10.20%
December 31, 2016	87	$15.02	to	$15.02	$1,305	0.00%	0.10%	to	0.10%	24.49%	to	24.49%
December 31, 2015	73	$12.07	to	$12.07	$887	0.00%	0.10%	to	0.10%	-23.60%	to	-19.33%

	AST MFS Global Equity Portfolio
December 31, 2019	120	$14.56	to	$33.20	$2,476	0.00%	0.10%	to	0.25%	10.82%	to	29.83%
December 31, 2018	72	$11.23	to	$25.57	$1,292	0.00%	0.10%	to	0.25%	-10.46%	to	-9.64%
December 31, 2017	54	$12.45	to	$28.30	$1,199	0.00%	0.10%	to	0.25%	23.53%	to	23.72%
December 31, 2016	42	$10.08	to	$22.88	$813	0.00%	0.10%	to	0.25%	6.84%	to	7.00%
December 31, 2015	25	$9.43	to	$21.38	$507	0.00%	0.10%	to	0.25%	-6.34%	to	-1.56%

	AST J.P. Morgan International Equity Portfolio
December 31, 2019	183	$12.09	to	$19.36	$2,757	0.00%	0.10%	to	0.25%	8.54%	to	27.10%
December 31, 2018	112	$9.53	to	$15.23	$1,452	0.00%	0.10%	to	0.25%	-17.67%	to	-11.48%
December 31, 2017	78	$11.58	to	$18.47	$1,299	0.00%	0.10%	to	0.25%	29.31%	to	29.50%
December 31, 2016	59	$8.95	to	$14.26	$784	0.00%	0.10%	to	0.25%	1.68%	to	1.83%
December 31, 2015	49	$8.80	to	$14.01	$661	0.00%	0.10%	to	0.25%	-12.51%	to	-2.89%

	AST Templeton Global Bond Portfolio
December 31, 2019	108	$10.36	to	$14.75	$1,316	0.00%	0.10%	to	0.25%	-2.47%	to	1.50%
December 31, 2018	61	$10.22	to	$14.53	$799	0.00%	0.10%	to	0.25%	1.74%	to	2.56%
December 31, 2017	46	$10.04	to	$14.26	$609	0.00%	0.10%	to	0.25%	1.79%	to	1.94%
December 31, 2016	31	$9.87	to	$13.99	$402	0.00%	0.10%	to	0.25%	4.10%	to	4.25%
December 31, 2015	22	$9.48	to	$13.42	$276	0.00%	0.10%	to	0.25%	-5.21%	to	-4.71%

A 66

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	M Capital Appreciation Fund
December 31, 2019	2	$47.05	to	$47.05	$116	0.34%	0.00%	to	0.00%	28.85%	to	28.85%
December 31, 2018	2	$36.51	to	$36.51	$86	0.31%	0.00%	to	0.00%	-14.15%	to	-14.15%
December 31, 2017	2	$42.53	to	$42.53	$97	0.00%	0.00%	to	0.00%	19.02%	to	19.02%
December 31, 2016	2	$35.74	to	$35.74	$78	0.00%	0.00%	to	0.00%	21.06%	to	21.06%
December 31, 2015	2	$29.52	to	$29.52	$59	0.00%	0.00%	to	0.00%	-6.58%	to	-6.58%

	American Century VP Mid Cap Value Fund (Class I)
December 31, 2019	30	$31.40	to	$31.40	$941	2.06%	0.10%	to	0.10%	29.02%	to	29.02%
December 31, 2018	28	$24.34	to	$24.34	$676	1.42%	0.10%	to	0.10%	-12.92%	to	-12.92%
December 31, 2017	24	$27.95	to	$27.95	$683	1.64%	0.10%	to	0.10%	11.58%	to	11.58%
December 31, 2016	17	$25.05	to	$25.05	$425	1.73%	0.10%	to	0.10%	22.73%	to	22.73%
December 31, 2015	13	$20.41	to	$20.41	$256	1.65%	0.10%	to	0.10%	-3.04%	to	-1.53%

	AST Hotchkis & Wiley Large-Cap Value Portfolio
December 31, 2019	386	$14.27	to	$21.52	$7,688	0.00%	0.10%	to	0.90%	8.95%	to	29.39%
December 31, 2018	344	$11.05	to	$16.63	$5,483	0.00%	0.10%	to	0.90%	-17.07%	to	-14.24%
December 31, 2017	334	$12.90	to	$19.39	$6,284	0.00%	0.10%	to	0.90%	18.13%	to	19.07%
December 31, 2016	320	$10.85	to	$16.28	$5,098	0.00%	0.10%	to	0.90%	18.82%	to	19.77%
December 31, 2015	307	$9.07	to	$13.60	$4,123	0.00%	0.10%	to	0.90%	-9.98%	to	-7.93%

	AST Small-Cap Growth Portfolio
December 31, 2019	145	$29.20	to	$32.04	$4,607	0.00%	0.10%	to	0.90%	5.56%	to	29.99%
December 31, 2018	157	$22.64	to	$24.65	$3,817	0.00%	0.10%	to	0.90%	-9.23%	to	-8.49%
December 31, 2017	159	$24.95	to	$26.94	$4,228	0.00%	0.10%	to	0.90%	22.81%	to	23.79%
December 31, 2016	161	$20.31	to	$21.76	$3,466	0.00%	0.10%	to	0.90%	11.08%	to	11.96%
December 31, 2015	162	$18.29	to	$19.44	$3,111	0.00%	0.10%	to	0.90%	-3.35%	to	0.69%

	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares)
December 31, 2019	15	$15.18	to	$27.95	$342	1.13%	0.10%	to	0.25%	15.92%	to	33.88%
December 31, 2018	12	$11.35	to	$20.88	$226	1.46%	0.10%	to	0.25%	-4.88%	to	-4.73%
December 31, 2017	11	$11.94	to	$21.91	$226	0.84%	0.10%	to	0.25%	14.75%	to	14.92%
December 31, 2016	9	$10.40	to	$19.07	$161	0.77%	0.10%	to	0.25%	9.80%	to	9.97%
December 31, 2015	4	$9.47	to	$17.34	$70	0.62%	0.10%	to	0.25%	-6.51%	to	-3.51%

	Prudential Jennison 20/20 Focus Portfolio (Class I)
December 31, 2019	122	$16.29	to	$26.25	$2,800	0.00%	0.10%	to	0.25%	10.14%	to	28.80%
December 31, 2018	102	$12.67	to	$20.38	$1,943	0.00%	0.10%	to	0.25%	-13.00%	to	-5.45%
December 31, 2017	97	$13.42	to	$21.56	$2,001	0.00%	0.10%	to	0.25%	29.96%	to	30.15%
December 31, 2016	100	$10.32	to	$16.56	$1,594	0.00%	0.10%	to	0.25%	1.36%	to	1.51%
December 31, 2015	88	$10.19	to	$16.32	$1,415	0.00%	0.10%	to	0.25%	1.47%	to	6.16%

	MFS® Utilities Series (Initial Class)
December 31, 2019	138	$13.27	to	$21.84	$2,451	4.08%	0.10%	to	0.25%	10.40%	to	24.94%
December 31, 2018	114	$10.63	to	$17.48	$1,702	1.14%	0.10%	to	0.25%	-4.56%	to	0.96%
December 31, 2017	92	$10.55	to	$17.31	$1,457	4.48%	0.10%	to	0.25%	14.55%	to	14.72%
December 31, 2016	69	$9.21	to	$15.09	$989	3.95%	0.10%	to	0.25%	11.19%	to	11.36%
December 31, 2015	55	$8.28	to	$13.55	$739	4.24%	0.10%	to	0.25%	-17.36%	to	-14.60%

	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)
December 31, 2019	12	$14.80	to	$24.83	$221	0.28%	0.10%	to	0.25%	9.45%	to	25.45%
December 31, 2018	10	$11.82	to	$19.79	$150	0.15%	0.10%	to	0.25%	-12.78%	to	-6.03%
December 31, 2017	11	$12.59	to	$21.06	$216	0.36%	0.10%	to	0.25%	17.81%	to	17.99%
December 31, 2016	10	$10.69	to	$17.85	$169	0.60%	0.10%	to	0.25%	9.37%	to	9.53%
December 31, 2015	4	$9.77	to	$16.30	$66	0.68%	0.10%	to	0.25%	-3.07%	to	-0.69%
A 67

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2019	401	$19.34	to	$41.18	$11,828	0.00%	0.10%	to	0.90%	9.44%	to	28.10%
December 31, 2018	263	$15.12	to	$32.14	$7,120	0.00%	0.10%	to	0.90%	-10.51%	to	3.76%
December 31, 2017	209	$14.60	to	$30.98	$5,958	0.00%	0.10%	to	0.90%	36.66%	to	37.75%
December 31, 2016	187	$10.61	to	$22.49	$4,023	0.00%	0.10%	to	0.90%	1.78%	to	2.59%
December 31, 2015	164	$10.36	to	$21.92	$3,515	0.00%	0.10%	to	0.90%	2.56%	to	9.47%

	AST BlackRock/Loomis Sayles Bond Portfolio
December 31, 2019	736	$11.29	to	$14.28	$10,166	0.00%	0.00%	to	0.90%	5.79%	to	9.22%
December 31, 2018	731	$10.36	to	$13.07	$9,314	0.00%	0.00%	to	0.90%	-1.55%	to	-0.16%
December 31, 2017	728	$10.45	to	$13.16	$9,392	0.00%	0.00%	to	0.90%	3.43%	to	4.36%
December 31, 2016	710	$10.04	to	$12.61	$8,795	0.00%	0.00%	to	0.90%	3.30%	to	4.23%
December 31, 2015	812	$9.66	to	$12.10	$9,687	0.00%	0.00%	to	0.90%	-3.10%	to	-2.11%

	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2019	265	$27.46	to	$27.46	$7,285	0.00%	0.25%	to	0.25%	20.54%	to	20.54%
December 31, 2018	226	$22.78	to	$22.78	$5,157	0.00%	0.25%	to	0.25%	-7.62%	to	-5.56%
December 31, 2017	206	$24.13	to	$24.13	$4,978	0.00%	0.25%	to	0.25%	15.12%	to	15.12%
December 31, 2016	184	$20.96	to	$20.96	$3,862	0.00%	0.25%	to	0.25%	7.27%	to	7.27%
December 31, 2015	156	$19.54	to	$19.54	$3,043	0.00%	0.25%	to	0.25%	-0.21%	to	-0.21%

	AST Wellington Management Hedged Equity Portfolio
December 31, 2019	678	$13.38	to	$21.77	$13,976	0.00%	0.10%	to	0.90%	9.00%	to	20.43%
December 31, 2018	685	$11.13	to	$18.08	$11,764	0.00%	0.10%	to	0.90%	-8.10%	to	-5.09%
December 31, 2017	616	$11.74	to	$19.05	$11,618	0.00%	0.10%	to	0.90%	12.58%	to	13.48%
December 31, 2016	643	$10.36	to	$16.78	$10,702	0.00%	0.10%	to	0.90%	5.58%	to	6.42%
December 31, 2015	644	$9.75	to	$15.77	$10,072	0.00%	0.10%	to	0.90%	-2.87%	to	-0.73%

	AST Balanced Asset Allocation Portfolio
December 31, 2019	1,772	$20.16	to	$21.85	$38,288	0.00%	0.10%	to	0.90%	7.77%	to	19.30%
December 31, 2018	1,685	$17.03	to	$18.32	$30,555	0.00%	0.10%	to	0.90%	-7.83%	to	-5.03%
December 31, 2017	1,572	$18.08	to	$19.29	$30,036	0.00%	0.10%	to	0.90%	13.88%	to	14.79%
December 31, 2016	1,520	$15.88	to	$16.80	$25,342	0.00%	0.10%	to	0.90%	5.35%	to	6.19%
December 31, 2015	1,392	$15.07	to	$15.82	$21,870	0.00%	0.10%	to	0.90%	-2.77%	to	0.38%

	AST Preservation Asset Allocation Portfolio
December 31, 2019	383	$16.92	to	$18.34	$6,934	0.00%	0.10%	to	0.90%	6.66%	to	14.63%
December 31, 2018	359	$14.88	to	$16.00	$5,686	0.00%	0.10%	to	0.90%	-4.34%	to	-2.94%
December 31, 2017	385	$15.45	to	$16.48	$6,253	0.00%	0.10%	to	0.90%	9.15%	to	10.02%
December 31, 2016	403	$14.16	to	$14.98	$5,968	0.00%	0.10%	to	0.90%	4.58%	to	5.42%
December 31, 2015	421	$13.54	to	$14.21	$5,923	0.00%	0.10%	to	0.90%	-2.17%	to	0.04%

	AST Fidelity Institutional AM℠ Quantitative Portfolio
December 31, 2019	49	$24.35	to	$24.35	$1,188	0.00%	0.25%	to	0.25%	19.70%	to	19.70%
December 31, 2018	43	$20.34	to	$20.34	$882	0.00%	0.25%	to	0.25%	-8.63%	to	-7.98%
December 31, 2017	36	$22.11	to	$22.11	$800	0.00%	0.25%	to	0.25%	16.18%	to	16.18%
December 31, 2016	32	$19.03	to	$19.03	$604	0.00%	0.25%	to	0.25%	3.99%	to	3.99%
December 31, 2015	29	$18.30	to	$18.30	$531	0.00%	0.25%	to	0.25%	0.74%	to	0.74%

	AST Prudential Growth Allocation Portfolio
December 31, 2019	370	$27.28	to	$27.28	$10,097	0.00%	0.25%	to	0.25%	18.88%	to	18.88%
December 31, 2018	330	$22.95	to	$22.95	$7,580	0.00%	0.25%	to	0.25%	-10.12%	to	-7.83%
December 31, 2017	261	$24.90	to	$24.90	$6,503	0.00%	0.25%	to	0.25%	15.81%	to	15.81%
December 31, 2016	120	$21.50	to	$21.50	$2,577	0.00%	0.25%	to	0.25%	9.82%	to	9.82%
December 31, 2015	95	$19.58	to	$19.58	$1,856	0.00%	0.25%	to	0.25%	-0.86%	to	-0.86%

A 68

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Advanced Strategies Portfolio
December 31, 2019	87	$28.61	to	$28.61	$2,476	0.00%	0.25%	to	0.25%	21.56%	to	21.56%
December 31, 2018	74	$23.53	to	$23.53	$1,739	0.00%	0.25%	to	0.25%	-8.21%	to	-6.12%
December 31, 2017	70	$25.07	to	$25.07	$1,762	0.00%	0.25%	to	0.25%	16.63%	to	16.63%
December 31, 2016	64	$21.49	to	$21.49	$1,370	0.00%	0.25%	to	0.25%	6.84%	to	6.84%
December 31, 2015	60	$20.12	to	$20.12	$1,198	0.00%	0.25%	to	0.25%	0.55%	to	0.55%

	AST AllianzGI World Trends Portfolio
December 31, 2019	60	$22.51	to	$22.51	$1,342	0.00%	0.25%	to	0.25%	17.75%	to	17.75%
December 31, 2018	53	$19.12	to	$19.12	$1,010	0.00%	0.25%	to	0.25%	-8.24%	to	-8.13%
December 31, 2017	47	$20.81	to	$20.81	$984	0.00%	0.25%	to	0.25%	15.94%	to	15.94%
December 31, 2016	45	$17.95	to	$17.95	$806	0.00%	0.25%	to	0.25%	4.55%	to	4.55%
December 31, 2015	40	$17.17	to	$17.17	$687	0.00%	0.25%	to	0.25%	-0.41%	to	-0.41%

	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares)
December 31, 2019	12	$12.57	to	$24.30	$201	0.37%	0.10%	to	0.25%	3.39%	to	19.74%
December 31, 2018	10	$10.51	to	$20.30	$151	0.31%	0.10%	to	0.25%	-17.35%	to	-15.77%
December 31, 2017	6	$12.50	to	$24.10	$132	0.76%	0.10%	to	0.25%	14.75%	to	14.93%
December 31, 2016	4	$10.89	to	$20.97	$87	0.80%	0.10%	to	0.25%	14.91%	to	15.09%
December 31, 2015	3	$9.48	to	$18.22	$62	0.39%	0.10%	to	0.25%	-6.23%	to	-2.61%

	AST BlackRock Global Strategies Portfolio
December 31, 2019	2,810	$14.53	to	$15.56	$43,431	0.00%	0.10%	to	0.90%	6.33%	to	17.50%
December 31, 2018	2,853	$12.46	to	$13.25	$37,554	0.00%	0.10%	to	0.90%	-6.76%	to	-5.37%
December 31, 2017	2,878	$13.27	to	$14.00	$40,071	0.00%	0.10%	to	0.90%	11.61%	to	12.50%
December 31, 2016	2,842	$11.89	to	$12.44	$35,199	0.00%	0.10%	to	0.90%	6.01%	to	6.85%
December 31, 2015	2,807	$11.22	to	$11.64	$32,552	0.00%	0.10%	to	0.90%	-5.81%	to	-3.10%

	TOPS® Aggressive Growth ETF Portfolio (Class 2)
December 31, 2019	197	$13.94	to	$23.27	$3,298	1.56%	0.10%	to	0.25%	7.87%	to	24.24%
December 31, 2018	153	$11.23	to	$18.73	$2,104	1.44%	0.10%	to	0.25%	-12.73%	to	-9.97%
December 31, 2017	53	$12.50	to	$20.80	$974	1.48%	0.10%	to	0.25%	20.09%	to	20.27%
December 31, 2016	35	$10.40	to	$17.29	$567	1.17%	0.10%	to	0.25%	12.88%	to	13.05%
December 31, 2015	23	$9.22	to	$15.30	$342	1.38%	0.10%	to	0.25%	-8.60%	to	-3.76%

	TOPS® Balanced ETF Portfolio (Class 2)
December 31, 2019	45	$12.28	to	$16.51	$615	1.84%	0.10%	to	0.25%	6.30%	to	15.81%
December 31, 2018	30	$10.62	to	$14.26	$373	1.70%	0.10%	to	0.25%	-5.86%	to	-5.72%
December 31, 2017	14	$11.28	to	$15.12	$210	1.45%	0.10%	to	0.25%	10.67%	to	10.84%
December 31, 2016	9	$10.19	to	$13.64	$119	1.25%	0.10%	to	0.25%	7.65%	to	7.81%
December 31, 2015	2	$9.47	to	$12.66	$26	1.55%	0.10%	to	0.25%	-5.58%	to	-2.66%

	TOPS® Conservative ETF Portfolio (Class 2)
December 31, 2019	18	$11.69	to	$14.33	$226	1.85%	0.10%	to	0.25%	11.42%	to	11.59%
December 31, 2018	15	$10.49	to	$12.84	$175	1.66%	0.10%	to	0.25%	-3.74%	to	-2.78%
December 31, 2017	8	$10.81	to	$13.20	$91	0.78%	0.10%	to	0.25%	6.56%	to	6.72%
December 31, 2016	4	$10.14	to	$12.37	$51	0.84%	0.10%	to	0.25%	5.56%	to	5.72%
December 31, 2015	2	$9.61	to	$11.70	$24	1.39%	0.10%	to	0.25%	-4.07%	to	-2.19%

	TOPS® Growth ETF Portfolio (Class 2)
December 31, 2019	151	$13.41	to	$22.76	$2,202	1.85%	0.10%	to	0.25%	7.42%	to	21.95%
December 31, 2018	98	$11.01	to	$18.66	$1,204	2.26%	0.10%	to	0.25%	-10.86%	to	-8.87%
December 31, 2017	35	$12.10	to	$20.48	$523	1.45%	0.10%	to	0.25%	17.65%	to	17.82%
December 31, 2016	25	$10.29	to	$17.38	$304	1.29%	0.10%	to	0.25%	12.05%	to	12.21%
December 31, 2015	20	$9.18	to	$15.49	$221	1.21%	0.10%	to	0.25%	-8.78%	to	-4.44%

A 69

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	TOPS® Moderate Growth ETF Portfolio (Class 2)
December 31, 2019	85	$12.91	to	$18.58	$1,176	1.74%	0.10%	to	0.25%	6.87%	to	18.79%
December 31, 2018	64	$10.88	to	$15.64	$754	1.34%	0.10%	to	0.25%	-8.50%	to	-6.98%
December 31, 2017	55	$11.72	to	$16.81	$698	1.32%	0.10%	to	0.25%	13.83%	to	14.00%
December 31, 2016	41	$10.29	to	$14.75	$444	0.69%	0.10%	to	0.25%	10.24%	to	10.41%
December 31, 2015	10	$9.34	to	$13.36	$111	1.12%	0.10%	to	0.25%	-7.13%	to	-3.53%

	TOPS® Managed Risk Balanced ETF Portfolio (Class 2)
December 31, 2019	41	$13.75	to	$14.30	$578	1.99%	0.10%	to	0.25%	14.27%	to	14.44%
December 31, 2018	24	$12.02	to	$12.52	$298	1.83%	0.10%	to	0.25%	-6.27%	to	-6.12%
December 31, 2017	20	$12.80	to	$13.35	$262	1.52%	0.10%	to	0.25%	10.31%	to	10.47%
December 31, 2016	19	$11.59	to	$12.11	$232	1.33%	0.10%	to	0.25%	5.96%	to	6.12%
December 31, 2015	17	$10.92	to	$11.42	$194	1.21%	0.10%	to	0.25%	-4.74%	to	-4.59%

	TOPS® Managed Risk Growth ETF Portfolio (Class 2)
December 31, 2019	79	$14.45	to	$15.08	$1,185	2.06%	0.10%	to	0.25%	6.60%	to	16.96%
December 31, 2018	65	$12.36	to	$12.91	$837	1.57%	0.10%	to	0.25%	-8.95%	to	-8.52%
December 31, 2017	59	$13.55	to	$14.18	$831	1.71%	0.10%	to	0.25%	17.37%	to	17.54%
December 31, 2016	47	$11.53	to	$12.09	$564	1.72%	0.10%	to	0.25%	5.31%	to	5.46%
December 31, 2015	36	$10.93	to	$11.48	$416	1.45%	0.10%	to	0.25%	-11.76%	to	-9.24%

	TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2)
December 31, 2019	82	$14.47	to	$15.10	$1,239	2.29%	0.10%	to	0.25%	16.01%	to	16.18%
December 31, 2018	72	$12.46	to	$13.02	$936	1.69%	0.10%	to	0.25%	-7.45%	to	-7.31%
December 31, 2017	66	$13.44	to	$14.06	$925	1.63%	0.10%	to	0.25%	13.56%	to	13.73%
December 31, 2016	62	$11.82	to	$12.38	$763	1.89%	0.10%	to	0.25%	6.05%	to	6.21%
December 31, 2015	30	$11.13	to	$11.68	$349	1.36%	0.10%	to	0.25%	-9.59%	to	-6.45%

	American Funds IS Growth Fund (Class 2)
December 31, 2019	203	$18.29	to	$22.67	$3,923	0.87%	0.10%	to	0.25%	13.06%	to	30.64%
December 31, 2018	117	$14.02	to	$17.35	$1,774	0.55%	0.10%	to	0.25%	-11.23%	to	-0.35%
December 31, 2017	46	$14.09	to	$17.41	$711	0.65%	0.10%	to	0.25%	27.97%	to	28.16%
December 31, 2016	20	$11.01	to	$13.59	$251	0.95%	0.10%	to	0.25%	9.22%	to	9.38%
December 31, 2015	10	$10.08	to	$12.42	$116	0.80%	0.10%	to	0.25%	0.03%	to	6.75%

	American Funds IS Growth-Income Fund (Class 2)
December 31, 2019	134	$18.43	to	$20.69	$2,532	1.85%	0.10%	to	0.25%	10.09%	to	26.01%
December 31, 2018	98	$14.65	to	$16.42	$1,475	1.61%	0.10%	to	0.25%	-10.03%	to	-1.89%
December 31, 2017	67	$14.95	to	$16.73	$1,040	1.55%	0.10%	to	0.25%	22.08%	to	22.26%
December 31, 2016	44	$12.25	to	$13.69	$561	1.75%	0.10%	to	0.25%	11.24%	to	11.41%
December 31, 2015	23	$11.01	to	$12.28	$266	1.62%	0.10%	to	0.25%	-3.00%	to	1.35%

	Fidelity® VIP Contrafund® Portfolio (Service Class 2)
December 31, 2019	152	$15.50	to	$19.51	$2,461	0.24%	0.10%	to	0.25%	30.95%	to	31.14%
December 31, 2018	82	$11.84	to	$14.88	$1,045	0.46%	0.10%	to	0.25%	-13.08%	to	-6.73%
December 31, 2017	38	$12.71	to	$15.95	$537	0.97%	0.10%	to	0.25%	21.28%	to	21.47%
December 31, 2016	14	$10.48	to	$13.13	$178	0.97%	0.10%	to	0.25%	7.46%	to	7.62%
December 31, 2015	5	$9.75	to	$12.20	$61	1.27%	0.10%	to	0.25%	-3.48%	to	0.32%

	Fidelity® VIP Mid Cap Portfolio (Service Class 2)
December 31, 2019	182	$13.30	to	$15.98	$2,533	0.78%	0.10%	to	0.25%	4.45%	to	23.05%
December 31, 2018	108	$10.83	to	$12.99	$1,240	0.47%	0.10%	to	0.25%	-19.33%	to	-14.86%
December 31, 2017	50	$12.73	to	$15.26	$681	0.58%	0.10%	to	0.25%	20.24%	to	20.42%
December 31, 2016	32	$10.59	to	$12.67	$372	0.48%	0.10%	to	0.25%	11.64%	to	11.81%
December 31, 2015	8	$9.49	to	$11.33	$91	0.44%	0.10%	to	0.25%	-6.25%	to	-1.73%

A 70

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Templeton Growth VIP Fund (Class 2)
December 31, 2019	29	$11.15	to	$12.33	$330	1.65%	0.10%	to	0.25%	14.87%	to	15.04%
December 31, 2018	9	$9.70	to	$10.72	$93	1.84%	0.10%	to	0.25%	-15.06%	to	-14.93%
December 31, 2017	5	$11.43	to	$12.60	$60	1.59%	0.10%	to	0.25%	18.20%	to	18.38%
December 31, 2016	2	$9.67	to	$10.64	$26	1.89%	0.10%	to	0.25%	9.35%	to	9.51%
December 31, 2015	2	$8.84	to	$9.72	$17	3.25%	0.10%	to	0.25%	-11.89%	to	-6.58%

	Hartford Capital Appreciation HLS Fund (Class IB)
December 31, 2019	2	$18.21	to	$18.21	$35	1.03%	0.10%	to	0.10%	30.83%	to	30.83%
December 31, 2018	2	$13.92	to	$13.92	$23	0.80%	0.10%	to	0.10%	-7.27%	to	-7.27%
December 31, 2017	1	$15.01	to	$15.01	$17	0.87%	0.10%	to	0.10%	21.69%	to	21.69%
December 31, 2016	1	$12.33	to	$12.33	$14	1.05%	0.10%	to	0.10%	5.14%	to	5.14%
December 31, 2015	1	$11.73	to	$11.73	$10	1.16%	0.10%	to	0.10%	-4.86%	to	0.69%

	Hartford Disciplined Equity HLS Fund (Class IB)
December 31, 2019	4	$22.62	to	$22.62	$95	0.67%	0.10%	to	0.10%	33.62%	to	33.62%
December 31, 2018	5	$16.93	to	$16.93	$85	0.52%	0.10%	to	0.10%	-2.33%	to	-2.33%
December 31, 2017	5	$17.33	to	$17.33	$80	0.71%	0.10%	to	0.10%	21.51%	to	21.51%
December 31, 2016	5	$14.26	to	$14.26	$65	1.15%	0.10%	to	0.10%	5.38%	to	5.38%
December 31, 2015	1	$13.53	to	$13.53	$13	0.73%	0.10%	to	0.10%	1.75%	to	6.49%

	Hartford Dividend and Growth HLS Fund (Class IB)
December 31, 2019	33	$19.80	to	$19.80	$647	1.79%	0.10%	to	0.10%	28.17%	to	28.17%
December 31, 2018	32	$15.45	to	$15.45	$502	2.00%	0.10%	to	0.10%	-5.66%	to	-5.66%
December 31, 2017	24	$16.38	to	$16.38	$392	2.24%	0.10%	to	0.10%	17.99%	to	17.99%
December 31, 2016	12	$13.88	to	$13.88	$166	2.84%	0.10%	to	0.10%	14.47%	to	14.47%
December 31, 2015	3	$12.12	to	$12.12	$33	1.39%	0.10%	to	0.10%	-3.85%	to	-1.51%

	American Funds IS International Fund (Class 2)
December 31, 2019	144	$12.72	to	$14.36	$1,898	1.68%	0.10%	to	0.25%	7.10%	to	22.76%
December 31, 2018	103	$10.37	to	$11.70	$1,106	2.79%	0.10%	to	0.25%	-13.35%	to	-11.18%
December 31, 2017	38	$11.97	to	$13.48	$485	2.11%	0.10%	to	0.25%	31.82%	to	32.01%
December 31, 2016	7	$9.08	to	$10.21	$70	1.87%	0.10%	to	0.25%	3.27%	to	3.43%
December 31, 2015	4	$8.79	to	$9.87	$35	1.98%	0.10%	to	0.25%	-12.57%	to	-4.62%

	Franklin Income VIP Fund (Class 2)
December 31, 2019	49	$12.46	to	$14.11	$650	5.20%	0.10%	to	0.25%	15.77%	to	15.94%
December 31, 2018	32	$10.76	to	$12.17	$369	4.37%	0.10%	to	0.25%	-6.73%	to	-4.40%
December 31, 2017	23	$11.27	to	$12.73	$278	4.35%	0.10%	to	0.25%	9.40%	to	9.56%
December 31, 2016	13	$10.30	to	$11.62	$148	4.40%	0.10%	to	0.25%	13.74%	to	13.91%
December 31, 2015	3	$9.06	to	$10.20	$34	3.60%	0.10%	to	0.25%	-9.75%	to	-7.15%

	Franklin Mutual Shares VIP Fund (Class 2)
December 31, 2019	7	$12.66	to	$15.17	$100	1.81%	0.10%	to	0.25%	22.27%	to	22.45%
December 31, 2018	8	$10.35	to	$12.39	$90	2.66%	0.10%	to	0.25%	-9.29%	to	-9.16%
December 31, 2017	7	$11.41	to	$13.63	$80	2.42%	0.10%	to	0.25%	8.08%	to	8.24%
December 31, 2016	5	$10.56	to	$12.60	$56	2.28%	0.10%	to	0.25%	15.77%	to	15.94%
December 31, 2015	2	$9.12	to	$10.86	$21	2.72%	0.10%	to	0.25%	-9.31%	to	-5.03%

	MFS® Total Return Bond Series (Initial Class)
December 31, 2019	123	$11.53	to	$12.51	$1,449	3.55%	0.10%	to	0.25%	9.93%	to	10.10%
December 31, 2018	73	$10.48	to	$11.37	$791	3.69%	0.10%	to	0.25%	-1.33%	to	-0.12%
December 31, 2017	50	$10.63	to	$11.50	$551	3.60%	0.10%	to	0.25%	4.20%	to	4.35%
December 31, 2016	33	$10.20	to	$11.02	$352	3.73%	0.10%	to	0.25%	3.97%	to	4.13%
December 31, 2015	8	$9.81	to	$10.59	$84	4.05%	0.10%	to	0.25%	-1.71%	to	-0.40%

A 71

Note 7:	Financial Highlights (continued)

	At the year ended							For the year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)		Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS® Value Series (Initial Class)
December 31, 2019	57		$15.19	to	$18.86	$913		2.25%	0.10%	to	0.25%	29.48%	to	29.67%
December 31, 2018	41		$11.73	to	$14.54	$518		1.72%	0.10%	to	0.25%	-11.10%	to	-10.18%
December 31, 2017	24		$13.08	to	$16.19	$336		2.09%	0.10%	to	0.25%	17.36%	to	17.53%
December 31, 2016	16		$11.15	to	$13.78	$190		2.37%	0.10%	to	0.25%	13.81%	to	13.98%
December 31, 2015	4		$9.79	to	$12.09	$49		2.93%	0.10%	to	0.25%	-2.81%	to	-0.84%

	Hartford Growth Opportunities HLS Fund (Class IB)
December 31, 2019	28		$22.82	to	$22.82	$650		0.00%	0.10%	to	0.10%	30.22%	to	30.22%
December 31, 2018	24		$17.53	to	$17.53	$419		0.00%	0.10%	to	0.10%	0.19%	to	0.19%
December 31, 2017	18		$17.49	to	$17.49	$308		0.00%	0.10%	to	0.10%	30.01%	to	30.01%
December 31, 2016	12		$13.45	to	$13.45	$156		0.17%	0.10%	to	0.10%	-0.87%	to	-0.87%
December 31, 2015	4		$13.57	to	$13.57	$60		0.00%	0.10%	to	0.10%	2.35%	to	11.36%

	American Funds IS Blue Chip Income and Growth Fund (Class 2)
December 31, 2019	44		$16.36	to	$16.36	$717		2.27%	0.25%	to	0.25%	21.08%	to	21.08%
December 31, 2018	32		$13.52	to	$13.52	$437		2.08%	0.25%	to	0.25%	-12.16%	to	-8.89%
December 31, 2017	23		$14.83	to	$14.83	$337		2.22%	0.25%	to	0.25%	16.75%	to	16.75%
December 31, 2016	17		$12.71	to	$12.71	$221		2.44%	0.25%	to	0.25%	18.40%	to	18.40%
December 31, 2015	12		$10.73	to	$10.73	$128		2.30%	0.25%	to	0.25%	-3.17%	to	-3.17%

	Fidelity® VIP Index 500 Portfolio (Service Class 2)
December 31, 2019	397		$18.64	to	$18.64	$7,396		2.29%	0.25%	to	0.25%	9.23%	to	30.69%
December 31, 2018	103		$14.26	to	$14.26	$1,470		1.85%	0.25%	to	0.25%	-11.81%	to	-4.97%
December 31, 2017	64		$15.01	to	$15.01	$967		1.84%	0.25%	to	0.25%	21.10%	to	21.10%
December 31, 2016	42		$12.39	to	$12.39	$517		1.77%	0.25%	to	0.25%	11.30%	to	11.30%
December 31, 2015	25		$11.13	to	$11.13	$275		2.93%	0.25%	to	0.25%	0.83%	to	0.83%

	Invesco V.I. Growth and Income Fund (Series I)
December 31, 2019	58		$15.29	to	$15.29	$881		2.28%	0.25%	to	0.25%	24.88%	to	24.88%
December 31, 2018	34		$12.24	to	$12.24	$418		2.27%	0.25%	to	0.25%	-15.07%	to	-13.60%
December 31, 2017	26		$14.17	to	$14.17	$374		1.53%	0.25%	to	0.25%	14.03%	to	14.03%
December 31, 2016	18		$12.43	to	$12.43	$222		1.22%	0.25%	to	0.25%	19.40%	to	19.40%
December 31, 2015	12		$10.41	to	$10.41	$120		3.23%	0.25%	to	0.25%	-3.30%	to	-3.30%

	AST International Value Portfolio (available April 24, 2015)
December 31, 2019	476		$10.96	to	$11.37	$5,369		0.00%	0.10%	to	0.90%	6.85%	to	19.90%
December 31, 2018	407		$9.21	to	$9.49	$3,834		0.00%	0.10%	to	0.90%	-16.89%	to	-11.48%
December 31, 2017	453		$11.08	to	$11.33	$5,093		0.00%	0.10%	to	0.90%	21.72%	to	22.69%
December 31, 2016	450		$9.11	to	$9.25	$4,140		0.00%	0.10%	to	0.90%	-0.31%	to	0.48%
December 31, 2015	425		$9.13	to	$9.22	$3,896		0.00%	0.10%	to	0.90%	-9.14%	to	-8.11%

	Calvert VP NASDAQ 100 Index Portfolio (Class F) (available August 20, 2018)
December 31, 2019	44		$11.47	to	$11.85	$515		0.84%	0.10%	to	0.25%	14.66%	to	38.09%
December 31, 2018	—	(1)	$8.58	to	$8.58	$—	(1)	0.00%	0.25%	to	0.25%	-14.14%	to	-14.14%
December 31, 2017	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Calvert VP S&P MidCap 400 Index Portfolio (Class F) (available August 20, 2018)
December 31, 2019	88		$10.40	to	$10.40	$912		1.97%	0.25%	to	0.25%	25.25%	to	25.25%
December 31, 2018	—	(1)	$8.30	to	$8.30	$—	(1)	0.00%	0.25%	to	0.25%	-17.31%	to	-17.31%
December 31, 2017	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A 72

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Calvert VP EAFE International Index Portfolio (Class F) (available August 20, 2018)(3)
December 31, 2019	11	$10.76	to	$10.81	$121	4.92%	0.10%	to	0.25%	7.42%	to	20.70%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

*    These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**    These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded. Expense ratio is net of expense reimbursements. In the absence of expense reimbursements, the expense ratio would be higher.

*** These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total returns for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2019 or from the effective date of the subaccount through the end of the reporting period. Total return may reflect expense reimbursements. In the absence of expense reimbursements, the total return would be lower.

(1)Amount is less than 1,000 units and/or $1,000 in net assets.

(2)Amount is less than 0.01%.

(3) Date subaccount became available for investment but had no activity during that period.

Note 8:	Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Pruco Life of New Jersey.

The expense ratio represents the annualized contract expenses of the Account for the period indicated and includes those expenses that are charged through a reduction of the unit value, which consists solely of the mortality and expense risk charges. These fees range from an effective annual rate from 0% to 0.90%, and are applied daily against the net assets of each subaccount. Expenses of the underlying Portfolios and charges made directly to contract owner accounts through either the redemption of units or from premium payments are excluded.

A 73

Note 8:	Charges and Expenses (continued)

Charges deducted from premium payments range from 0% to 22.5%. In addition, VAL2 and SVAL2 contracts also deduct a $2 premium processing charge for each premium paid. The percentage of the premium payment deducted consists of taxes attributable to premiums, any applicable sales charge, and any premium based administrative charge.

The charges made directly to the contract owner through the redemption of units depend on the product and the options or transactions selected by the contract owner. The following charges are made through the redemption of units.

•The Account charges from $0.00001 to $83.34 per $1,000 of basic insurance amount for the cost of insurance plus additional mortality for extra ratings of up to $2.08 per $1,000 of basic insurance amount.

•The Account charges surrender fees that range from 0% to 100% of the sales load target premium, except for Protector based contracts (VULP(4), SVULP, and MPVULP), where the fees range from $0 to $45.45 per $1,000 of basic insurance amount.

•The Account charges a guaranteed death benefit fee of $0.01 per $1,000 of face amount for VAL2 and SVAL2 contracts.

•The charge for withdrawals range from the lesser of $15 and 2% to the lesser of $25 and 2% of the withdrawal amount, except for PS3, SVUL2, PCP, PCP2(3), VULP(4), SVULP, MPVUL and MPVULP where the fee is up to $25.

•The Account charges monthly administrative fees that range from $0 to $30 per contract plus $0 to $10.00 per $1,000 of basic insurance amount, although it may be less for subsequent increases.

• The Account charges up to $25 per change to the basic insurance amount.

(3) Includes the 2014, 2015, and 2019 versions of the product.
(4) Includes the 2014 and 2018 versions of the product.

Expense Reimbursement

Expenses, including a management fee charged by PGIM Investments, are incurred by each portfolio of The Prudential Series Fund. Pursuant to a prior merger agreement, the Prudential Government Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential Equity Portfolio, Prudential Flexible Managed Portfolio and Prudential Conservative Balanced Portfolio subaccounts of the Account are reimbursed for certain products by Pruco Life of New Jersey for expenses indirectly incurred through their investment in the respective portfolios of The Prudential Series Fund when such expenses exceed 0.40% of the average daily net assets of the respective portfolios of The Prudential Series Fund.

Note 9:	Other
Accumulation units are the basic valuation units used to calculate a contract owner's interest allocated to the variable account.
Contract owner net payments represent contract owner contributions, net of applicable deductions, charges, and state premium taxes.

Policy loans represent amounts borrowed by contract owners using the contract as the security for the loan.
Policy loan repayments and interest represent payments made by contract owners to reduce the total outstanding policy loan principal plus accrued interest.
Surrenders, withdrawals and death benefits are payments to contract owners and beneficiaries made under the terms of the contract, including amounts that contract owners have requested to be withdrawn or paid to them.
Net transfers between other subaccounts or fixed rate option are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the fixed rate option.

A 74

Note 9: Other (continued)

Miscellaneous transactions primarily represent timing related adjustments on contract owner transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contract owner account balances.
Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.

Note 10:	Subsequent Events

On March 11, 2020, the World Health Organization declared COVID-19 a pandemic, and national governments have implemented a range of policies and actions to combat it. The extent of the impact of COVID-19 on world economies, and ultimately on the portfolios in which the subaccounts invest, is highly uncertain and cannot be predicted at this time. Management will continue to monitor developments, and their impact on the fair value of the portfolios, which may be materially adversely affected if the financial markets and/or the overall economy are impacted for an extended period.

A 75

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Pruco Life Insurance Company of New Jersey and
the Contract Owners of Pruco Life of New Jersey Variable Appreciable Account

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of Pruco Life of New Jersey Variable Appreciable Account indicated in the table below as of the dates indicated in the table below, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Pruco Life of New Jersey Variable Appreciable Account as of the dates indicated in the table below, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Prudential Government Money Market Portfolio (1)	Prudential Jennison 20/20 Focus Portfolio (Class I) (1)
Prudential Diversified Bond Portfolio (1)	MFS® Utilities Series (Initial Class) (1)
Prudential Equity Portfolio (Class I) (1)	Neuberger Berman AMT Sustainable Equity Portfolio (Class S) (1)
Prudential Flexible Managed Portfolio (1)	AST T. Rowe Price Large-Cap Growth Portfolio (1)
Prudential Conservative Balanced Portfolio (1)	AST BlackRock/Loomis Sayles Bond Portfolio (1)
Prudential High Yield Bond Portfolio (1)	AST T. Rowe Price Asset Allocation Portfolio (1)
Prudential Stock Index Portfolio (1)	AST Wellington Management Hedged Equity Portfolio (1)
Prudential Value Portfolio (Class I) (1)	AST Balanced Asset Allocation Portfolio (1)
Prudential Natural Resources Portfolio (Class I) (1)	AST Preservation Asset Allocation Portfolio (1)
Prudential Global Portfolio (1)	AST Fidelity Institutional AM℠ Quantitative Portfolio (1)
Prudential Government Income Portfolio (1)	AST Prudential Growth Allocation Portfolio (1)
Prudential Jennison Portfolio (Class I) (1)	AST Advanced Strategies Portfolio (1)
Prudential Small Capitalization Stock Portfolio (1)	AST AllianzGI World Trends Portfolio (1)
T. Rowe Price International Stock Portfolio (1)	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares) (1)
Janus Henderson VIT Research Portfolio (Institutional Shares) (1)	AST BlackRock Global Strategies Portfolio (1)
MFS® Growth Series (Initial Class) (1)	TOPS® Aggressive Growth ETF Portfolio (Class 2) (1)
American Century VP Value Fund (Class I) (1)	TOPS® Balanced ETF Portfolio (Class 2) (1)
Franklin Small-Mid Cap Growth VIP Fund (Class 2) (1)	TOPS® Conservative ETF Portfolio (Class 2) (1)
Prudential SP Small Cap Value Portfolio (Class I) (1)	TOPS® Growth ETF Portfolio (Class 2) (1)
Janus Henderson VIT Research Portfolio (Service Shares) (1)	TOPS® Moderate Growth ETF Portfolio (Class 2) (1)
SP Prudential U.S. Emerging Growth Portfolio (Class I) (1)	TOPS® Managed Risk Balanced ETF Portfolio (Class 2) (1)
Prudential SP International Growth Portfolio (Class I) (1)	TOPS® Managed Risk Growth ETF Portfolio (Class 2) (1)
Janus Henderson VIT Overseas Portfolio (Service Shares) (1)	TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2) (1)
Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares) (1)	American Funds IS Growth Fund (Class 2) (1)
M Large Cap Growth Fund (1)	American Funds IS Growth-Income Fund (Class 2) (1)
M International Equity Fund (1)	Fidelity® VIP Contrafund® Portfolio (Service Class 2) (1)
M Large Cap Value Fund (1)	Fidelity® VIP Mid Cap Portfolio (Service Class 2) (1)
AST Cohen & Steers Realty Portfolio (1)	Templeton Growth VIP Fund (Class 2) (1)
AST J.P. Morgan Strategic Opportunities Portfolio (1)	Hartford Capital Appreciation HLS Fund (Class IB) (1)
AST T. Rowe Price Large-Cap Value Portfolio (1)	Hartford Disciplined Equity HLS Fund (Class IB) (1)
AST Small-Cap Growth Opportunities Portfolio (1)	Hartford Dividend and Growth HLS Fund (Class IB) (1)
AST Small-Cap Value Portfolio (1)	American Funds IS International Fund (Class 2) (1)

A 76

AST Mid-Cap Growth Portfolio (1)	Franklin Income VIP Fund (Class 2) (1)
AST Loomis Sayles Large-Cap Growth Portfolio (1)	Franklin Mutual Shares VIP Fund (Class 2) (1)
AST MFS Growth Portfolio (1)	MFS® Total Return Bond Series (Initial Class) (1)
AST BlackRock Low Duration Bond Portfolio (1)	MFS® Value Series (Initial Class) (1)
AST T. Rowe Price Natural Resources Portfolio (1)	Hartford Growth Opportunities HLS Fund (Class IB) (1)
AST MFS Global Equity Portfolio (1)	American Funds IS Blue Chip Income and Growth Fund (Class 2) (1)
AST J.P. Morgan International Equity Portfolio (1)	Fidelity® VIP Index 500 Portfolio (Service Class 2) (1)
AST Templeton Global Bond Portfolio (1)	Invesco V.I. Growth and Income Fund (Series I) (1)
M Capital Appreciation Fund (1)	AST International Value Portfolio (1)
American Century VP Mid Cap Value Fund (Class I) (1)	Calvert VP NASDAQ 100 Index Portfolio (Class F) (2)
AST Hotchkis & Wiley Large-Cap Value Portfolio (1)	Calvert VP S&P MidCap 400 Index Portfolio (Class F) (2)
AST Small-Cap Growth Portfolio (1)	Calvert VP EAFE International Index Portfolio (Class F) (3)
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares) (1)

(1) Statement of net assets as of December 31, 2019, statement of operations for the year ended December 31, 2019, and statement of changes in net assets for the years ended December 31, 2019 and 2018.

(2) Statement of net assets as of December 31, 2019, and statement of operations and statement of changes in net assets for the period August 20, 2018 (commencement of operations) through December 31, 2018 and for the year ended December 31, 2019.

(3) Statement of net assets as of December 31, 2019, and statement of operations and statement of changes in net assets for the year ended December 31, 2019.

Basis for Opinions

These financial statements are the responsibility of the Pruco Life Insurance Company of New Jersey management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Pruco Life of New Jersey Variable Appreciable Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Pruco Life of New Jersey Variable Appreciable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 10, 2020

We have served as the auditor of one or more of the subaccounts of Pruco Life of New Jersey Variable Appreciable Account since 1996.

A 77

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
FINANCIAL STATEMENTS INDEX

Management’s Annual Report on Internal Control Over Financial Reporting
Management of Pruco Life Insurance Company of New Jersey (the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2019, of the Company’s internal control over financial reporting, based on the framework established in Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2019.
Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.
March 5, 2020

Pruco Life Insurance Company of New Jersey
Statements of Financial Position
As of December 31, 2019 and 2018 (in thousands, except share amounts)

	December 31, 2019	December 31, 2018
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2019–$1,437,796 ; 2018–$1,297,892)	$1,550,096	$1,277,824
Fixed maturities, trading, at fair value (amortized cost: 2019–$14,221; 2018–$7,446)	13,700	5,770
Equity securities, at fair value (cost: 2019–$5,139; 2018–$8,136)	7,512	9,870
Policy loans	211,986	206,448
Commercial mortgage and other loans	143,098	118,636
Other invested assets (includes $24,726 and $10,673 measured at fair value at December 31, 2019 and 2018, respectively)	89,536	58,413
Total investments	2,015,928	1,676,961
Cash and cash equivalents	55,924	70,441
Deferred policy acquisition costs	178,813	165,478
Accrued investment income	19,539	17,764
Reinsurance recoverables	3,200,642	2,723,518
Receivables from parent and affiliates	32,820	40,388
Income taxes receivable	6,268	19,134
Other assets	21,203	23,973
Separate account assets	15,904,208	13,382,345
TOTAL ASSETS	$21,435,345	$18,120,002
LIABILITIES AND EQUITY
LIABILITIES
Policyholders' account balances	$2,424,120	$2,314,958
Future policy benefits	2,302,959	1,820,092
Cash collateral for loaned securities	2,481	2,702
Short-term debt to affiliates	89	0
Payables to parent and affiliates	24,958	20,413
Other liabilities	140,628	134,771
Separate account liabilities	15,904,208	13,382,345
Total liabilities	$20,799,443	$17,675,281
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 14)
EQUITY
Common stock ($5 par value; 400,000 shares authorized; issued and outstanding)	2,000	2,000
Additional paid-in capital	268,021	213,261
Retained earnings	280,246	243,827
Accumulated other comprehensive income (loss)	85,635	(14,367)
Total equity	635,902	444,721
TOTAL LIABILITIES AND EQUITY	$21,435,345	$18,120,002
See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Statements of Operations and Comprehensive Income
Years Ended December 31, 2019, 2018 and 2017 (in thousands)

	2019	2018	2017
REVENUES
Premiums	$12,931	$13,007	$13,967
Policy charges and fee income	65,735	62,567	44,203
Net investment income	76,788	67,811	66,651
Asset administration fees	5,844	5,356	9,075
Other income	4,622	1,004	4,111
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(5,095)	(125)	(80)
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income	(379)	0	0
Other realized investment gains (losses), net	(11,914)	(9,148)	(13,958)
Total realized investment gains (losses), net	(17,388)	(9,273)	(14,038)
TOTAL REVENUES	148,532	140,472	123,969
BENEFITS AND EXPENSES
Policyholders’ benefits	25,613	19,829	12,255
Interest credited to policyholders’ account balances	37,746	35,936	32,959
Amortization of deferred policy acquisition costs	14,850	15,972	12,538
General, administrative and other expenses	36,980	37,507	36,898
TOTAL BENEFITS AND EXPENSES	115,189	109,244	94,650
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	33,343	31,228	29,319
Income tax expense (benefit)	(3,412)	(53)	(5,938)
NET INCOME (LOSS)	$36,755	$31,281	$35,257
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	10	(1,187)	43
Net unrealized investment gains (losses)	126,575	(67,692)	32,210
Total	126,585	(68,879)	32,253
Less: Income tax expense (benefit) related to other comprehensive income (loss)	26,583	(14,464)	10,084
Other comprehensive income (loss), net of taxes	100,002	(54,415)	22,169
Comprehensive income (loss)	$136,757	$(23,134)	$57,426

See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Statements of Equity
Years Ended December 31, 2019, 2018 and 2017 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Equity
Balance, December 31, 2016	$2,000	$209,786	$282,810	$12,161	$506,757
Contributed capital		1,300			1,300
Dividend to parent			(100,000)		(100,000)
Contributed (distributed) capital- parent/child asset transfers		875			875
Comprehensive income:
Net income (loss)			35,257		35,257
Other comprehensive income (loss), net of tax				22,169	22,169
Total comprehensive income (loss)					57,426
Balance, December 31, 2017	2,000	211,961	218,067	34,330	466,358
Cumulative effect of adoption of ASU 2016-01			372	(175)	197
Cumulative effect of adoption of ASU 2018-02			(5,893)	5,893	0
Contributed capital		1,300			1,300
Dividend to parent
Contributed (distributed) capital- parent/child asset transfers
Comprehensive income:
Net income (loss)			31,281		31,281
Other comprehensive income (loss), net of tax				(54,415)	(54,415)
Total comprehensive income (loss)					(23,134)
Balance, December 31, 2018	2,000	213,261	243,827	(14,367)	444,721
Cumulative effect of adoption of accounting changes (1)			(336)		(336)
Contributed capital		59,536			59,536
Dividend to parent			0		0
Contributed (distributed) capital- parent/child asset transfers		(4,776)			(4,776)
Comprehensive income:
Net income (loss)			36,755		36,755
Other comprehensive income (loss), net of tax				100,002	100,002
Total comprehensive income (loss)					136,757
Balance, December 31, 2019	$2,000	$268,021	$280,246	$85,635	$635,902
(1) Includes the impact from the adoption of ASUs 2017-08 and 2017-12. See Note 2.
See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Statements of Cash Flows
Years Ended December 31, 2019, 2018 and 2017 (in thousands)

	2019	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$36,755	$31,281	$35,257
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Policy charges and fee income	(26,433)	(21,780)	(9,816)
Interest credited to policyholders’ account balances	37,746	35,936	32,959
Realized investment (gains) losses, net	17,388	9,273	14,038
Amortization and other non-cash items	(10,762)	(7,850)	(10,893)
Change in:
Future policy benefits	256,062	201,654	192,407
Reinsurance recoverables	(246,914)	(209,954)	(194,653)
Accrued investment income	(1,775)	(1,184)	(751)
Net payables to/receivables from parent and affiliates	5,723	856	2,978
Deferred policy acquisition costs	(24,349)	(14,771)	(12,060)
Income taxes	(12,357)	(4,963)	(6,323)
Derivatives, net	1,194	(4,777)	7,191
Other, net	(3,014)	21,047	(1,314)
Cash flows from (used in) operating activities	29,264	34,768	49,020
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	72,095	73,692	191,284
Equity securities	3,353	1,939	5
Policy loans	27,022	23,009	21,743
Ceded policy loans	(1,576)	(1,990)	(2,015)
Short-term investments	0	0	32,985
Commercial mortgage and other loans	9,788	4,209	55,580
Other invested assets	1,679	2,502	2,875
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(166,382)	(167,311)	(263,909)
Fixed maturities, trading	(6,776)	0	0
Equity securities	(50)	(2,002)	(2,000)
Policy loans	(24,529)	(28,537)	(20,053)
Ceded policy loans	2,337	2,734	2,461
Short-term investments	0	0	(21,981)
Commercial mortgage and other loans	(33,817)	(1,595)	(15,623)
Other invested assets	(16,980)	(7,186)	(4,444)
Notes receivable from parent and affiliates, net	6,362	455	331
Derivatives, net	(561)	161	213
Other, net	(410)	(282)	(402)
Cash flows from (used in) investing activities	(128,445)	(100,202)	(22,950)
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	553,804	555,153	503,455
Ceded policyholders’ account deposits	(342,648)	(337,536)	(332,727)
Policyholders’ account withdrawals	(342,230)	(311,159)	(268,989)
Ceded policyholders’ account withdrawals	224,910	187,237	155,696
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	(221)	(12,505)	153
Dividend to parent	0	0	(100,000)
Contributed (distributed) capital - parent/child asset transfers	0	0	1,347
Net change in financing arrangements (maturities 90 days or less)	89	0	0
Drafts outstanding	(9,040)	10,067	2,629
Cash flows from (used in) financing activities	84,664	91,257	(38,436)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(14,517)	25,823	(12,366)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	70,441	44,618	56,984
CASH AND CASH EQUIVALENTS, END OF YEAR	$55,924	$70,441	$44,618
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (refund)	$8,946	$4,910	$346
Interest paid	$100	$5	$3
Significant Non-Cash Transactions
In December of 2019, the Company received $60 million of non-cash assets from its parent, Pruco Life Insurance Company. See Note 13 for additional information. There were no significant non-cash transactions for the years ended December 31, 2018 and 2017.

See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements
1. BUSINESS AND BASIS OF PRESENTATION
Pruco Life Insurance Company of New Jersey (“PLNJ”) is a wholly-owned subsidiary of Pruco Life Insurance Company (“Pruco Life”), which in turn is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”). Prudential Insurance is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). PLNJ is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only, and sells such products primarily through affiliated and unaffiliated distributors.
Through March 31, 2016, the Company reinsured the majority of its variable annuity living benefit guarantees to its affiliated companies, Pruco Reinsurance, Ltd. ("Pruco Re") and Pruco Life. Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to Pruco Re and Pruco Life. In addition, the Company reinsured the variable annuity base contracts, along with the living benefit guarantees, to Prudential Insurance under a coinsurance and modified coinsurance agreement. This reinsurance agreement covers new and in force business. The product risks related to the reinsured business are being managed in Prudential Insurance. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within Prudential Insurance.
Basis of Presentation
The Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The most significant estimates include those used in determining DAC and related amortization; fair value of embedded derivative instruments associated with index-linked features of certain universal life products; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal and regulatory matters.
Reclassifications
Certain amounts in prior periods have been reclassified to conform to the current period presentation.
2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS
ASSETS
Fixed maturities, available-for-sale, at fair value are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 5 for additional information regarding the determination of fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, DSI, future policy benefits, reinsurance recoverables, and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”). The purchased cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity or, if applicable, call date.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Interest income, and amortization of premium and accretion of discount are included in “Net investment income” under the effective yield method. Additionally, prepayment premiums are also included in “Net investment income”. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of OTTI recognized in earnings and other comprehensive income (loss) ("OCI"). For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to "Net investment income" in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA or those for which an OTTI has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments.
Fixed maturities, trading, at fair value consists of fixed maturities that are carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income,” and interest and dividend income from these investments is reported in “Net investment income”.

Equity securities, at fair value is comprised of common stock and mutual fund shares, which are carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income,” and dividend income is reported in “Net investment income” on the ex-dividend date.

Effective January 1, 2018, the Company adopted ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities using a modified retrospective method. Adoption of this ASU impacted the Company’s accounting and presentation related to equity investments. The most significant impact is that the changes in fair value of equity securities previously classified as “available-for-sale” are reported in net income within “Other income” in the Statements of Operations. Prior to this, the changes in fair value on equity securities classified as “available-for-sale” were reported in AOCI. The impact of this standard resulted in an increase to retained earnings of $372 thousand, a reduction to AOCI of $175 thousand, and an increase to equity of $197 thousand upon adoption on January 1, 2018.

Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.
Commercial mortgage and other loans consist of commercial mortgage loans and agricultural property loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in “Net investment income”.
Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.
The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of two categories. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.
Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 times indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, and estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.
The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating as described above. The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed and updated as appropriate.
The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.
When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down of the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.
Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a troubled debt restructuring. Based on the Company’s credit review process described above, these loans generally would have been deemed impaired prior to the troubled debt restructuring, and specific allowances for losses would have been established prior to the determination that a troubled debt restructuring has occurred.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

In a troubled debt restructuring where the Company receives assets in full satisfaction of the debt, any specific valuation allowance is reversed and a direct write-down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above. Additionally, the loan continues to be subject to the credit review process noted above.
In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.
See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.
Other invested assets consist of the Company’s non-coupon investments in Limited Partnerships and Limited Liability Companies ("LPs/LLCs") and derivative assets. LPs/LLCs interests are accounted for using either the equity method of accounting, or at fair value with changes in fair value reported in “Other income”. The Company’s income from investments in LPs/LLCs accounted for using the equity method is included in “Net investment income”. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three-month lag. For the investments reported at fair value with changes in fair value reported in current earnings, the associated realized and unrealized gains and losses are reported in “Other income”.
Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net OTTI recognized in earnings. Realized investment gains and losses also reflect changes in the allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.
The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify OTTI in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer.
An OTTI is recognized in earnings for a debt security in an unrealized loss position when the Company either (1) has the intent to sell the debt security or (2) it is more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an OTTI is recognized.
When an OTTI of a debt security has occurred, the amount of the OTTI recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the OTTI recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For OTTI of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in OCI. Unrealized gains or losses on securities for which an OTTI has been recognized in earnings is tracked as a separate component of AOCI.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The split between the amount of an OTTI recognized in OCI and the net amount recognized in earnings for debt securities is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.
The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flows on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.
Unrealized investment gains and losses are also considered in determining certain other balances, including DAC, DSI, certain future policy benefits, reinsurance recoverables, policyholders’ account balances and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.
Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Fixed maturities, available-for-sale, at fair value,” and receivables related to securities purchased under agreements to resell (see also "Securities sold under agreements to purchase" below.) The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents. These assets are generally carried at fair value or amortized cost which approximates fair value.
Deferred policy acquisition costs are directly related to the successful acquisition of new and renewal insurance and annuity business that have been deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Amortization of DAC”, net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

DAC related to universal and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of variable annuity contracts, and index-linked crediting features of indexed universal life contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial, a United States Securities and Exchange Commission (the "SEC") registrant, and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 9. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. Total gross profits include both actual gross profits and estimates of gross profits for future periods. The Company regularly evaluates and adjusts DAC balances with a corresponding charge or credit to current period earnings, representing a cumulative adjustment to all prior periods’ amortization, for the impact of actual gross profits and changes in the Company's projections of estimated future gross profits. Adjustments to DAC balances include: (i) annual review of assumptions that reflect the comprehensive review of the assumptions used in estimating gross profits for future periods, (ii) quarterly adjustments for current period experience (also referred to as “experience true-up” adjustments) that reflect the impact of differences between actual gross profits for a given period and the previously estimated expected gross profits for that period, and (iii) quarterly adjustments for market performance (also referred to as “experience unlocking”) that reflect the impact of changes to the Company's estimate of total gross profits to reflect actual fund performance and market conditions.
For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 6 for additional information regarding DAC.
Accrued investment income primarily includes accruals of interest and dividend income from investments that have been earned but not yet received.
Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates and third-party reinsurers. For additional information about these arrangements see Note 9.
Income taxes asset primarily represents the net deferred tax asset and the Company’s estimated taxes receivable for the current year and open audit years.
The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members record tax benefits to the extent tax losses or tax credits are recognized in the consolidated federal tax provision.
Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Statements of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax returns but have not yet been recognized in the Company’s financial statements.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 10 for a discussion of factors considered when evaluating the need for a valuation allowance.
In December of 2017, SEC staff issued "SAB 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act" ("SAB 118"), which allowed registrants to record provisional amounts during a 'measurement period' not to extend beyond one year. Under the relief provided by SAB 118, a company could recognize provisional amounts when it did not have the necessary information available, prepared or analyzed in reasonable detail to complete its accounting for the change in tax law. See Note 10 for a discussion of provisional amounts related to The United States Tax Cuts and Jobs Act of 2017 ("Tax Act of 2017") recorded in 2017 and adjustments to provisional amounts recorded in 2018.
U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process. First, the Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.
The Company’s liability for income taxes includes a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 10 for additional information regarding income taxes.
Effective January 1, 2018, the Company adopted ASU 2018-02, Income Statement - Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income (Loss), which allowed a reclassification from AOCI to retained earnings for stranded effects resulting from the Tax Act of 2017. The Company elected to apply the ASU subsequent to recording the adoption impacts of ASU 2016-01 as described above. As a result, the Company reclassified stranded effects resulting from the Tax Act of 2017 by increasing AOCI and decreasing retained earnings, each by $5.9 million upon adoption on January 1, 2018. Stranded effects unrelated to the Tax Act of 2017 are generally released from AOCI when an entire portfolio of the type of item related to the stranded effect is liquidated, sold or extinguished (i.e., portfolio approach).
Other assets consist primarily of premiums due and deferred loss on reinsurance with affiliates.
Separate account assets represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities, fixed maturities, and real estate related investments and are reported at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the contractholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset administration fees charged to the accounts are included in “Asset administration fees”. See Note 8 for additional information regarding separate account arrangements with contractual guarantees. See also “Separate account liabilities” below.
Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value or amortized cost that approximates fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

LIABILITIES
Policyholders’ account balances liability represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 7 for additional information regarding policyholders’ account balances.
Future policy benefits liability includes liabilities related to certain long-duration life and annuity contracts, which are discussed more fully in Note 8. These liabilities represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 5.
The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on Company experience, industry data and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality, morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by recognizing a premium deficiency. A premium deficiency exists when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. If a premium deficiency is recognized, the assumptions without a provision for the risk of adverse deviation as of the premium deficiency test date are locked-in and used in subsequent valuations. The net reserves continue to be subject to premium deficiency testing. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 7 for additional information regarding future policy benefits.
Cash collateral for loaned securities represent liabilities to return cash proceeds from security lending transactions. Securities lending transactions are used primarily to earn spread income or to facilitate trading activity. As part of securities lending transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. Cash proceeds from securities lending transactions are primarily used to earn spread income, and are typically invested in cash equivalents, short-term investments or fixed maturities. Securities lending transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities lending transactions are with large brokerage firms and large banks. Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income.”
Securities sold under agreements to repurchase represent liabilities associated with securities repurchase agreements which are used primarily to earn spread income. As part of securities repurchase agreements, the Company transfers U.S. government and government agency securities to a third-party, and receives cash as collateral. For securities repurchase agreements, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities. Receivables associated with securities purchased under agreements to resell are generally reflected as cash equivalents (see also "Cash and cash equivalents" above). As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities.
Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third-party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income.”

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Other liabilities consist primarily of accrued expenses, reinsurance payables and technical overdrafts.
Separate account liabilities primarily represent the contractholders’ account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See also “Separate account assets” above.
Short-term and long-term debt liabilities are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issue costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General, administrative and other expenses” in the Company’s Statements of Operations. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items for which the Company has the intent and ability to refinance on a long-term basis in the near term. See Note 13 for additional information regarding short-term and long-term debt.
Commitments and contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These accruals are generally reported in “Other liabilities”.
REVENUES AND BENEFITS AND EXPENSES
Insurance Revenue and Expense Recognition
Premiums from individual life products, other than universal and variable life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium valuation methodology.
Premiums from single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium methodology.
Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts. The Company also provides contracts with certain living benefits which are considered embedded derivatives. See Note 5 for information regarding the valuation of these embedded derivatives and Note 8 for additional information regarding these contracts.
Amounts received as payment for universal or variable individual life contracts, deferred fixed or variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.
Policyholders’ account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain universal life products. For additional information regarding the valuation of these embedded derivatives, see Note 5.
Asset administration fees primarily include asset administration fee income received on contractholders’ account balances invested in The Prudential Series Funds, which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust ("AST") (see Note 13). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.
Other income includes realized and unrealized gains or losses from investments reported as “Fixed maturities, trading, at fair value”, “Equity securities, at fair value”, and “Other invested assets” that are measured at fair value.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

OTHER ACCOUNTING POLICIES
Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk ("NPR") used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties, while others are bilateral contracts between two counterparties. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.
Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 4, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of cash flow hedges. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Statements of Cash Flows based on the nature and purpose of the derivative.
Derivatives are recorded either as assets, within "Other invested assets", or as liabilities, within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.
The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.
The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.
When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Statements of Operations line item associated with the hedged item.
If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. The component of AOCI related to discontinued cash flow hedges is reclassified to the Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.
When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net”. Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”.
If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to carry the entire instrument at fair value and report it within “Fixed maturities, trading, at fair value" or "Equity securities, at fair value".
The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risks related to certain of these benefit features to affiliates, Pruco Re and Pruco Life through March 31, 2016. Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to Pruco Re and Pruco Life. In addition, the Company reinsured the variable annuity base contracts, along with the living benefit guarantees, to Prudential Insurance under a coinsurance and modified coinsurance agreement. See Note 1 for additional information. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits” and “Reinsurance recoverables”. Changes in the fair value are determined using valuation models as described in Note 5 and are recorded in “Realized investment gains (losses), net”.
Accounting for Certain Reinsurance Contracts in the Individual Life Business
In 2017, the Company recognized a pre-tax charge of $2 million, reflecting a change in estimate of reinsurance cash flows associated with universal life products as well as a change in method of reflecting these cash flows in the financial statements. Under the previous method of accounting, with the exception of recoveries pertaining to no lapse guarantees, reinsurance cash flows (e.g., premiums and recoveries) were generally recognized as they occurred. Under the new method, the expected reinsurance cash flows are recognized more ratably over the life of the underlying reinsured policies. In conjunction with this change, the way in which reinsurance is reflected in estimated gross profits used for the amortization of unearned revenue reserves and DAC was also revised. The change represents a change in accounting estimate effected by a change in accounting principle and was included within the Company’s annual reviews and update of assumptions and other refinements. The change in accounting estimate reflected insights gained from revised cash flow modeling enabled by a systems conversion, which prompted the change to a preferable accounting method. This new methodology is viewed as preferable as the Company believes it better reflects the economics of reinsurance transactions by aligning the results of reinsurance activity more closely to the underlying direct insurance activity and by better reflecting the profit pattern of this business for purposes of the amortization of the balances noted above.
The impacts of the pre-tax charge of $2 million in the second quarter of 2017 were as follows:

Impact of Change in Accounting for Certain Reinsurance Contracts(1)
(in millions)
Decrease in Policy charges and fee income	$(10)
Decrease in Policyholders' benefits	10
Increase in Amortization of deferred policy acquisition costs	(2)
Pre-tax charge to income	$(2)

(1)
The corresponding impacts to the Statement of Financial Position were a $13 million increase in "Other liabilities", a $9 million increase in "Reinsurance recoverables", a $4 million decrease in "Policyholders’ account balances" and a $2 million decrease in "Deferred policy acquisition costs".

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

RECENT ACCOUNTING PRONOUNCEMENTS
Changes to U.S. GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of Accounting Standards Updates ("ASUs") to the FASB Accounting Standards Codification ("ASC"). The Company considers the applicability and impact of all ASUs. ASUs listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of December 31, 2019, and as of the date of this filing. ASUs not listed below were assessed and determined to be either not applicable or not material.

ASU adopted during the year ended December 31, 2019

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2017-08, Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20) Premium Amortization on Purchased Callable Debt Securities	This ASU requires certain premiums on callable debt securities to be amortized to the earliest call date.	January 1, 2019 using the modified retrospective method which included cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.
Adoption of the ASU did not have a significant impact on the Financial Statements and Notes to the Financial Statements. The impact of the cumulative-effect adjustment to retained earnings was immaterial.

ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities
This ASU makes targeted changes to the existing hedge accounting model to better portray the economics of an entity’s risk management activities and to simplify the use of hedge accounting. The ASU eliminates separate measurement and recording of hedge ineffectiveness. It requires entities to present the earnings effect of the hedging instrument in the same income statement line item in which the hedged item is reported and also requires expanded disclosures.
January 1, 2019 using the modified retrospective method which included cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.
Adoption of the ASU did not have a significant impact on the Financial Statements and Notes to the Financial Statements. The impact of the cumulative-effect adjustment to retained earnings and AOCI related to ineffectiveness of the hedge instruments outstanding at the date of the adoption was immaterial. See Note 4 for additional required disclosures.

ASU issued but not yet adopted as of December 31, 2019 — ASU 2018-12

ASU 2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, was issued by the FASB on August 15, 2018 and is expected to have a significant impact on the Company's Financial Statements and Notes to the Financial Statements. In October 2019, the FASB issued ASU 2019-09, Financial Services - Insurance (Topic 944): Effective Date to affirm its decision to defer the effective date of ASU 2018-12 to January 1, 2022 (with early adoption permitted), representing a one year extension from the original effective date of January 1, 2021. This ASU will impact, at least to some extent, the accounting and disclosure requirements for all long-duration insurance and investment contracts issued by the Company. Outlined below are four key areas of change, although there are other less significant changes not noted below. In addition to the impacts to the balance sheet upon adoption, the Company also expects an impact to how earnings emerge thereafter.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

ASU 2018-12 Amended Topic	Description	Method of adoption	Effect on the financial statements or other significant matters
Cash flow assumptions used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products
Requires an entity to review, and if necessary, update the cash flow assumptions used to measure the liability for future policy benefits, for both changes in future assumptions and actual experience, at least annually using a retrospective update method with a cumulative catch-up adjustment recorded in a separate line item in the Statements of Operations.

An entity may choose one of two adoption methods for the liability for future policy benefits: (1) a modified retrospective transition method whereby the entity will apply the amendments to contracts in force as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) a full retrospective transition method.
The options for method of adoption and the impacts of such methods are under assessment.
Discount rate assumption used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products	Requires discount rate assumptions to be based on an upper-medium grade fixed income instrument yield and will be required to be updated each quarter with the impact recorded through OCI.
As noted above, an entity may choose either a modified retrospective transition method or full retrospective transition method for the liability for future policy benefits. Under either method, for balance sheet remeasurement purposes, the liability for future policy benefits will be remeasured using current discount rates as of the beginning of the earliest period presented with the impact recorded as a cumulative effect adjustment to AOCI.

Upon adoption, under either transition method, there will be an adjustment to AOCI as a result of remeasuring in force contract liabilities using current upper-medium grade fixed income instrument yields. The adjustment upon adoption will largely reflect the difference between the discount rate locked-in at contract inception versus current discount rates at transition. The magnitude of such adjustment is currently being assessed.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Amortization of DAC and other balances
Requires DAC and other balances, such as unearned revenue reserves and DSI, to be amortized on a constant level basis over the expected term of the related contract, independent of expected profitability.

An entity may apply one of two adoption methods: (1) a modified retrospective transition method whereby the entity will apply the amendments to contracts in force as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) if an entity chooses a full retrospective transition method for its liability for future policy benefits, as described above, it is required to also use a retrospective transition method for DAC and other balances.

The options for method of adoption and the impacts of such methods are under assessment. Under the modified retrospective transition method, the Company would not expect a significant impact to the balance sheet, other than the impact of the removal of any related amounts in AOCI.

Market Risk Benefits
Requires an entity to measure all market risk benefits (e.g., living benefit and death benefit guarantees associated with variable annuities) at fair value, and record market risk benefit assets and liabilities separately on the Statements of Financial Position. Changes in fair value of market risk benefits are recorded in net income, except for the portion of the change that is attributable to changes in an entity’s non-performance risk ("NPR"), which is recognized in OCI.

An entity shall adopt the guidance for market risk benefits using the retrospective transition method which includes a cumulative-effect adjustment on the balance sheet as of the earliest period presented. An entity shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the balance of the market risk benefits upon adoption.

Upon adoption, the Company expects an impact to retained earnings for the difference between the fair value and carrying value of benefits not currently measured at fair value (e.g., guaranteed minimum death benefits ("GMDB") on variable annuities) and an impact from reclassifying the cumulative effect of changes in NPR from retained earnings to AOCI. The magnitude of such adjustments is currently being assessed.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Other ASUs issued but not yet adopted as of December 31, 2019

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments
This ASU provides a new current expected credit loss model to account for credit losses on certain financial assets and off-balance sheet exposures (e.g., loans held for investment, debt securities held to maturity, reinsurance receivables, net investments in leases and loan commitments). The model requires an entity to estimate lifetime credit losses related to such financial assets and exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. The standard also modifies the current OTTI standard for available-for-sale debt securities to require the use of an allowance rather than a direct write down of the investment, and replaces existing standard for purchased credit deteriorated loans and debt securities.

January 1, 2020 using the modified retrospective method which will include a cumulative-effect
adjustment on the
balance sheet as of
the beginning of the fiscal year of
adoption.
However, prospective application is required for purchased credit deteriorated assets previously accounted for under ASC 310-30 and for debt securities for which an OTTI was recognized prior to the date of adoption. Early adoption was permitted beginning January 1, 2019.

Adoption of this guidance will result in 1) the recognition of an allowance for credit losses based on the current expected credit loss model on financial assets carried at amortized cost and certain off-balance sheet credit exposures; and 2) related adjustments to retained earnings. We expect the cumulative impact of the adoption to retained earnings, primarily attributable to the reserves for commercial mortgage and other loans, to be immaterial.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

3. INVESTMENTS
Fixed Maturity Securities
The following tables set forth the composition of fixed maturity securities (excluding investments classified as trading), as of the dates indicated:

	December 31, 2019
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$14,983	$1,032	$0	$16,015	$0
Obligations of U.S. states and their political subdivisions	123,505	10,172	0	133,677	0
Foreign government bonds	70,287	6,993	0	77,280	0
U.S. public corporate securities	627,880	70,167	527	697,520	0
U.S. private corporate securities	222,952	10,416	153	233,215	0
Foreign public corporate securities	53,115	4,958	80	57,993	0
Foreign private corporate securities	161,597	4,505	2,210	163,892	0
Asset-backed securities(1)	17,816	753	27	18,542	0
Commercial mortgage-backed securities	141,593	5,796	0	147,389	0
Residential mortgage-backed securities(2)	4,068	509	4	4,573	(50)
Total fixed maturities, available-for-sale	$1,437,796	$115,301	$3,001	$1,550,096	$(50)

(1)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, and education loans.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $0.1 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	December 31, 2018
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$15,388	$940	$0	$16,328	$0
Obligations of U.S. states and their political subdivisions	121,031	1,830	555	122,306	0
Foreign government bonds	68,720	96	3,522	65,294	0
U.S. public corporate securities	486,872	8,798	14,945	480,725	0
U.S. private corporate securities	231,953	1,935	7,522	226,366	0
Foreign public corporate securities	49,684	476	1,945	48,215	0
Foreign private corporate securities	149,611	736	5,584	144,763	0
Asset-backed securities(1)	22,352	1,040	41	23,351	(40)
Commercial mortgage-backed securities	147,464	915	3,173	145,206	0
Residential mortgage-backed securities(2)	4,817	460	7	5,270	(66)
Total fixed maturities, available-for-sale	$1,297,892	$17,226	$37,294	$1,277,824	$(106)

(1)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, education loans and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $0.2 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The following tables set forth the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities had been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2019
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
Obligations of U.S. states and their political subdivisions	$0	$0	$0	$0	$0	$0
Foreign government bonds	0	0	400	0	400	0
U.S. public corporate securities	16,892	190	1,073	337	17,965	527
U.S. private corporate securities	7,350	140	4,757	13	12,107	153
Foreign public corporate securities	2,054	23	2,427	57	4,481	80
Foreign private corporate securities	10,659	281	27,048	1,929	37,707	2,210
Asset-backed securities	1,488	12	2,985	15	4,473	27
Commercial mortgage-backed securities	0	0	0	0	0	0
Residential mortgage-backed securities	91	4	0	0	91	4
Total fixed maturities, available-for-sale	$38,534	$650	$38,690	$2,351	$77,224	$3,001

	December 31, 2018
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
Obligations of U.S. states and their political subdivisions	$36,191	$356	$7,585	$199	$43,776	$555
Foreign government bonds	28,009	1,002	30,924	2,520	58,933	3,522
U.S. public corporate securities	182,958	7,696	124,396	7,249	307,354	14,945
U.S. private corporate securities	57,562	4,549	106,828	2,973	164,390	7,522
Foreign public corporate securities	20,062	695	16,791	1,250	36,853	1,945
Foreign private corporate securities	97,538	4,321	14,107	1,263	111,645	5,584
Asset-backed securities	7,762	41	0	0	7,762	41
Commercial mortgage-backed securities	26,453	163	61,338	3,010	87,791	3,173
Residential mortgage-backed securities	535	4	243	3	778	7
Total fixed maturities, available-for-sale	$457,070	$18,827	$362,212	$18,467	$819,282	$37,294

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

As of December 31, 2019 and 2018, the gross unrealized losses on fixed maturity securities were composed of $2.4 million and $31.0 million, respectively, related to “1” highest quality or “2” high quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $0.6 million and $6.3 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2019, the $2.4 million of gross unrealized losses of twelve months or more were concentrated in the Company’s corporate securities within the finance, consumer non-cyclical and energy sectors. As of December 31, 2018, the $18.5 million of gross unrealized losses of twelve months or more were concentrated in commercial mortgage-backed securities and in the Company’s corporate securities within the finance, utility and consumer non-cyclical sectors. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these fixed maturity securities was not warranted at either December 31, 2019 or 2018. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each security. Gross unrealized losses are primarily attributable to general credit spread widening, increases in interest rates and foreign currency exchange rate movements. As of December 31, 2019, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.

The following table sets forth the amortized cost and fair value of fixed maturities by contractual maturities, as of the date indicated:

	December 31, 2019
	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
Due in one year or less	$32,713	$33,124
Due after one year through five years	180,902	184,943
Due after five years through ten years	248,373	256,672
Due after ten years	812,331	904,853
Asset-backed securities	17,816	18,542
Commercial mortgage-backed securities	141,593	147,389
Residential mortgage-backed securities	4,068	4,573
Total fixed maturities, available-for-sale	$1,437,796	$1,550,096
Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they do not have a single maturity date.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The following table sets forth the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of fixed maturities, for the periods indicated:

	Years Ended December 31,
	2019	2018	2017
	(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$12,801	$3,530	$103,740
Proceeds from maturities/prepayments	59,294	70,152	87,544
Gross investment gains from sales and maturities	164	172	88
Gross investment losses from sales and maturities	(709)	(219)	(989)
OTTI recognized in earnings(2)	(5,474)	(125)	(80)

(1)	Includes $0.0 million, $0.0 million and $0.0 million of non-cash related proceeds due to the timing of trade settlements for the years ended December 31, 2019, 2018 and 2017, respectively.

(2)
Excludes the portion of OTTI amounts remaining in OCI, representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of the impairment.

The following table sets forth a rollforward of pre-tax amounts remaining in OCI related to fixed maturity securities with credit loss impairments recognized in earnings, for the periods indicated:

	Years Ended December 31,
	2019	2018
	(in thousands)
Credit loss impairments:
Balance in OCI, beginning of period	$179	$561
New credit loss impairments	3,021	0
Increases due to the passage of time on previously recorded credit losses	22	30
Reductions for securities which matured, paid down, prepaid or were sold during the period	(19)	(412)
Reductions for securities impaired to fair value during the period(1)	(3,040)	0
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(74)	0
Balance in OCI, end of period	$89	$179

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Equity Securities

The net change in unrealized gains (losses) from equity securities still held at period end, recorded within “Other income,” was $0.6 million and $(1.0) million during the years ended December 31, 2019 and 2018, respectively. The net change in unrealized gains (losses) from equity securities, still held at period end, recorded within "Other comprehensive income (loss)," was $0.2 million during the year ended December 31, 2017.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Commercial Mortgage and Other Loans
The following table sets forth the composition of “Commercial mortgage and other loans,” as of the dates indicated:

	December 31, 2019		December 31, 2018
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Apartments/Multi-Family	$47,568	33.2%	$41,775	35.2%
Hospitality	14,266	10.0	9,988	8.4
Industrial	18,907	13.2	12,264	10.3
Office	24,035	16.7	16,930	14.3
Other	18,853	13.2	19,024	16.0
Retail	16,174	11.3	13,838	11.6
Total commercial mortgage loans	139,803	97.6	113,819	95.8
Agricultural property loans	3,460	2.4	4,968	4.2
Total commercial mortgage and agricultural property loans by property type	143,263	100.0%	118,787	100.0%
Allowance for credit losses	(165)		(151)
Total commercial mortgage and other loans	$143,098		$118,636
As of December 31, 2019, the commercial mortgage and agricultural property loans were secured by properties geographically dispersed throughout the United States (with the largest concentrations in New York (13%), Illinois (13%) and Texas (11%)) and included loans secured by properties in Europe (10%).

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The following table sets forth the activity in the allowance for credit losses for commercial mortgage and other loans, as of the dates indicated:

	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Balance at December 31, 2016	$207	$2	$209
Addition to (release of) allowance for credit losses	(28)	(1)	(29)
Charge-offs, net of recoveries	0	0	0
Balance at December 31, 2017	$179	$1	$180
Addition to (release of) allowance for credit losses	(29)	0	(29)
Charge-offs, net of recoveries	0	0	0
Balance at December 31, 2018	$150	$1	$151
Addition to (release of) allowance for credit losses	14	0	14
Charge-offs, net of recoveries	0	0	0
Balance at December 31, 2019	$164	$1	$165
The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans, as of the dates indicated:

	December 31, 2019
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for credit losses:
Individually evaluated for impairment	$0	$0	$0
Collectively evaluated for impairment	164	1	165
Total ending balance(1)	$164	$1	$165
Recorded investment(2):
Individually evaluated for impairment	$0	$0	$0
Collectively evaluated for impairment	139,803	3,460	143,263
Total ending balance(1)	$139,803	$3,460	$143,263

(1)	As of December 31, 2019, there were no loans acquired with deteriorated credit quality.

(2)	Recorded investment reflects the carrying value gross of related allowance.

	December 31, 2018
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for credit losses:
Individually evaluated for impairment	$0	$0	$0
Collectively evaluated for impairment	150	1	151
Total ending balance(1)	$150	$1	$151
Recorded investment(2):
Individually evaluated for impairment	$0	$0	$0
Collectively evaluated for impairment	113,819	4,968	118,787
Total ending balance(1)	$113,819	$4,968	$118,787

(1)	As of December 31, 2018, there were no loans acquired with deteriorated credit quality.

(2)	Recorded investment reflects the carrying value gross of related allowance.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The following tables set forth certain key credit quality indicators for commercial mortgage and agricultural property loans based upon the recorded investment gross of allowance for credit losses, as of the dates indicated:

	December 31, 2019
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$93,315	$1,131	$0	$94,446
60%-69.99%	42,726	1,877	0	44,603
70%-79.99%	2,695	1,519	0	4,214
80% or greater	0	0	0	0
Total commercial mortgage and agricultural property loans	$138,736	$4,527	$0	$143,263

	December 31, 2018
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$88,427	$1,210	$0	$89,637
60%-69.99%	19,975	5,513	0	25,488
70%-79.99%	2,102	1,560	0	3,662
80% or greater	0	0	0	0
Total commercial mortgage and agricultural property loans	$110,504	$8,283	$0	$118,787

The following tables set forth an aging of past due commercial mortgage and other loans based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status, as of the dates indicated:

	December 31, 2019
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$139,803	$0	$0	$0	$139,803	$0
Agricultural property loans	3,460	0	0	0	3,460	0
Total	$143,263	$0	$0	$0	$143,263	$0

(1)	As of December 31, 2019, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	December 31, 2018
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$113,819	$0	$0	$0	$113,819	$0
Agricultural property loans	4,968	0	0	0	4,968	0
Total	$118,787	$0	$0	$0	$118,787	$0

(1)	As of December 31, 2018, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.
Other Invested Assets
The following table sets forth the composition of “Other invested assets,” as of the dates indicated:

	December 31,
	2019	2018
	(in thousands)
Company's investment in separate accounts	$3,418	$3,008
LPs/LLCs:
Equity method:
Private equity	26,609	15,081
Hedge funds	30,629	28,266
Real estate-related	4,154	1,385
Subtotal equity method	61,392	44,732
Fair value:
Private equity	774	920
Hedge funds	78	105
Real estate-related	2,490	1,856
Subtotal fair value	3,342	2,881
Total LPs/LLCs	64,734	47,613
Derivative instruments	21,384	7,792
Total other invested assets	$89,536	$58,413

As of both December 31, 2019 and 2018, the Company had no significant equity method investments.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Net Investment Income
The following table sets forth “Net investment income” by investment type, for the periods indicated:

	Years Ended December 31,
	2019	2018	2017
	(in thousands)
Fixed maturities, available-for-sale	$57,518	$52,235	$48,232
Fixed maturities, trading	376	322	306
Equity securities, at fair value	363	364	363
Commercial mortgage and other loans	5,130	5,006	6,088
Policy loans	11,458	11,071	10,618
Short-term investments and cash equivalents	997	655	457
Other invested assets	4,459	1,869	4,224
Gross investment income	80,301	71,522	70,288
Less: investment expenses	(3,513)	(3,711)	(3,637)
Net investment income	$76,788	$67,811	$66,651

The carrying value of non-income producing assets included less than $1 million in available-for-sale fixed maturities, as of December 31, 2019. Non-income producing assets represent investments that had not produced income for the twelve months preceding December 31, 2019.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Realized Investment Gains (Losses), Net
The following table sets forth “Realized investment gains (losses), net” by investment type, for the periods indicated:

	Years Ended December 31,
	2019	2018	2017
	(in thousands)
Fixed maturities(1)	$(6,019)	$(172)	$(981)
Equity securities(2)	0	0	(1)
Commercial mortgage and other loans	(14)	29	29
LPs/LLCs	(519)	49	16
Derivatives	(10,839)	(9,178)	(13,098)
Short-term investments and cash equivalents	3	(1)	(3)
Realized investment gains (losses), net	$(17,388)	$(9,273)	$(14,038)

(1)	Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading.

(2)	Effective January 1, 2018, realized gains (losses) on equity securities are recorded within “Other income.”
Net Unrealized Gains (Losses) on Investments within AOCI
The following table sets forth net unrealized gains (losses) on investments, as of the dates indicated:

	December 31,
	2019	2018	2017
	(in thousands)
Fixed maturity securities, available-for-sale—with OTTI	$51	$143	$162
Fixed maturity securities, available-for-sale—all other	112,249	(20,211)	56,909
Equity securities, available-for-sale(1)	0	0	270
Derivatives designated as cash flow hedges(2)	3,193	1,793	(5,036)
Affiliated notes	480	509	682
Other investments	66	145	(288)
Net unrealized gains (losses) on investments	$116,039	$(17,621)	$52,699

(1)	Effective January 1, 2018, unrealized gains (losses) on equity securities are recorded within “Other income.”

(2)	For more information on cash flow hedges, see Note 4.
Repurchase Agreements and Securities Lending
In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of both December 31, 2019 and 2018, the Company had no repurchase agreements.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The following table sets forth the composition of “Cash collateral for loaned securities,” which represents the liability to return cash collateral received for the following types of securities loaned, as of the dates indicated:

	December 31, 2019			December 31, 2018
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in thousands)
U.S. public corporate securities	0	0	0	437	0	437
Foreign public corporate securities	2,481	0	2,481	2,265	0	2,265
Total cash collateral for loaned securities(1)	$2,481	$0	$2,481	$2,702	$0	$2,702

(1)	The Company did not have agreements with remaining contractual maturities of thirty days or greater, as of the dates indicated.
Securities Pledged, Restricted Assets and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. The following table sets forth the carrying value of investments pledged to third parties and the carrying amount of the associated liabilities supported by the pledged collateral, as of the dates indicated:

	December 31,
	2019	2018
	(in thousands)
Pledged collateral:
Fixed maturity securities, available-for-sale	$2,427	$2,640
Total securities pledged	$2,427	$2,640
Liabilities supported by the pledged collateral:
Cash collateral for loaned securities	$2,481	$2,702
Total liabilities supported by the pledged collateral	$2,481	$2,702
In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. As of December 31, 2019 and 2018, the fair value of this collateral was $0 million and $10 million, respectively, none of which had either been sold or repledged.
As of December 31, 2019 and 2018, there were available-for-sale fixed maturities of $0.5 million and $0.5 million, respectively, on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DERIVATIVE INSTRUMENTS
Types of Derivative Instruments and Derivative Strategies
Interest Rate Contracts
Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities and to hedge against changes in their values it owns or anticipates acquiring or selling.
Swaps may be attributed to specific assets or liabilities or to a portfolio of assets or liabilities. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Equity Contracts
Equity options are used by the Company to manage its exposure to the equity markets which impacts the value of assets and liabilities it owns or anticipates acquiring or selling.
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.
Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.
Credit Contracts
The Company writes credit protection to gain exposure similar to investment in public fixed maturity cash instruments. With these credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced name (or an index’s referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate.
In addition to selling credit protection, the Company purchases credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.
Embedded Derivatives
The Company sells certain products (for example, variable annuities and index-linked universal life), which may include guaranteed benefit features that are accounted for as embedded derivatives. Related to certain of these derivatives, the Company has entered into reinsurance agreements (previously reinsured to Pruco Re and Pruco Life) with an affiliate, Prudential Insurance, effective April 1, 2016. See Note 1 for additional information on the reinsurance agreements.
These embedded derivatives and reinsurance agreements, also accounted for as derivatives, are carried at fair value and marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 5.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Primary Risks Managed by Derivatives
The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks, excluding embedded derivatives and associated reinsurance recoverables. Many derivative instruments contain multiple underlying risks. The fair value amounts below represent the value of derivative contracts prior to taking into account the netting effects of master netting agreements and cash collateral.

	December 31, 2019			December 31, 2018
Primary Underlying Risk/Instrument Type	Gross Notional	Fair Value		Gross Notional	Fair Value
		Assets	Liabilities		Assets	Liabilities
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Foreign Currency Swaps	$131,212	$4,653	$(1,504)	$119,611	$3,787	$(2,271)
Total Derivatives Designated as Hedge Accounting Instruments:	$131,212	$4,653	$(1,504)	$119,611	$3,787	$(2,271)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$32,075	$3,005	$(5)	$59,075	$2,360	$0
Credit
Credit Default Swaps	0	0	0	756	0	(9)
Currency/Interest Rate
Foreign Currency Swaps	33,224	2,691	(579)	16,815	2,364	(111)
Foreign Currency
Foreign Currency Forwards	1,858	0	(36)	1,460	21	0
Equity
Equity Options	379,350	24,064	(10,919)	281,400	2,616	(749)
Total Derivatives Not Qualifying as Hedge Accounting Instruments	$446,507	$29,760	$(11,539)	$359,506	$7,361	$(869)
Total Derivatives (1)(2)	$577,719	$34,413	$(13,043)	$479,117	$11,148	$(3,140)

(1)
Excludes embedded derivatives and associated reinsurance recoverables which contain multiple underlying risks. The fair value of these embedded derivatives was a net liability of $761 million and $489 million as of December 31, 2019 and 2018, respectively included in “Future policy benefits” and $134 million and $2 million as of December 31, 2019 and 2018, respectively included in “Policyholders’ account balances". The fair value of the related reinsurance, included in "Reinsurance recoverables" or "Other liabilities" was an asset of $761 million and $489 million as of December 31, 2019 and 2018, respectively.

(2)	Recorded in "Other invested assets" and "Other liabilities" on the Statements of Financial Position.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Offsetting Assets and Liabilities
The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements, that are offset in the Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Statements of Financial Position.

	December 31, 2019
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$34,413	$(13,029)	$21,384	$(21,384)	$0
Securities purchased under agreements to resell	0	0	0	0	0
Total Assets	$34,413	$(13,029)	$21,384	$(21,384)	$0
Offsetting of Financial Liabilities:
Derivatives(1)	$13,043	$(13,043)	$0	$0	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$13,043	$(13,043)	$0	$0	$0

	December 31, 2018
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$11,148	$(3,355)	$7,793	$(7,307)	$486
Securities purchased under agreements to resell	10,000	0	10,000	(10,000)	0
Total Assets	$21,148	$(3,355)	$17,793	$(17,307)	$486
Offsetting of Financial Liabilities:
Derivatives(1)	$3,140	$(3,140)	$0	$0	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$3,140	$(3,140)	$0	$0	$0

(1)	Amounts exclude the excess of collateral received/pledged from/to the counterparty.
For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below and Note 13. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Financial Statements.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Cash Flow Hedges
The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit and equity derivatives in any of its cash flow hedge accounting relationships.
The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2019
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$569	$1,693	$(418)	$1,391
Total cash flow hedges	569	1,693	(418)	1,391
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	1,393	0	0	0
Currency	38	0	0	0
Currency/Interest Rate	216	0	(9)	0
Credit	(1)	0	0	0
Equity	10,544	0	0	0
Embedded Derivatives	(23,598)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(11,408)	0	(9)	0
Total	$(10,839)	$1,693	$(427)	$1,391

	Year Ended December 31, 2018(2)
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$(305)	$1,360	$638	$6,829
Total cash flow hedges	(305)	1,360	638	6,829
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(583)	0	0	0
Currency	98	0	0	0
Currency/Interest Rate	1,682	0	13	0
Credit	(2)	0	0	0
Equity	(3,793)	0	0	0
Embedded Derivatives	(6,275)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(8,873)	0	13	0
Total	$(9,178)	$1,360	$651	$6,829

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2017(2)
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$(68)	$814	$(873)	$(10,009)
Total cash flow hedges	(68)	814	(873)	(10,009)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	124	0	0	0
Currency	(106)	0	0	0
Currency/Interest Rate	(1,765)	0	(20)	0
Credit	(46)	0	0	0
Equity	3,497	0	0	0
Embedded Derivatives	(14,734)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(13,030)	0	(20)	0
Total	$(13,098)	$814	$(893)	$(10,009)

(1)	Net change in AOCI.

(2)	Prior period amounts have been updated to conform to current period presentation.
Presented below is a rollforward of current period cash flow hedges in AOCI before taxes:

(in thousands)
Balance, December 31, 2016	$4,973
Amount recorded in AOCI
Currency/Interest Rate	(10,136)
Total amount recorded in AOCI	(10,136)
Amount reclassified from AOCI to income
Currency/Interest Rate	127
Total amount reclassified from AOCI to income	127
Balance, December 31, 2017	$(5,036)
Amount recorded in AOCI
Currency/Interest Rate	8,522
Total amount recorded in AOCI	8,522
Amount reclassified from AOCI to income
Currency/Interest Rate	(1,693)
Total amount reclassified from AOCI to income	(1,693)
Balance, December 31, 2018	$1,793
Cumulative-effect adjustment from the adoption of ASU 2017-12(1)	9
Amount recorded in AOCI
Currency/Interest Rate	3,235
Total amount recorded in AOCI	3,235
Amount reclassified from AOCI to income
Currency/Interest Rate	(1,844)
Total amount reclassified from AOCI to income	(1,844)
Balance, December 31, 2019	$3,193

(1)	See Note 2 for details.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The changes in fair value of cash flow hedges are deferred in AOCI and are included in “Net unrealized investment gains (losses)” in the Statements of Operations and Comprehensive Income (Loss); these amounts are then reclassified to earnings when the hedged item affects earnings. Using December 31, 2019 values, it is estimated that a pre-tax gain of $1.7 million is expected to be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2020.
The exposures the Company is hedging with these qualifying cash flow hedges include the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments.
There were no material amounts reclassified from AOCI into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.
Credit Derivatives
The Company has no exposure from credit derivative positions where it has written credit protection as of December 31, 2019 and 2018.
The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. The Company has outstanding notional amounts of $0 million and $1 million reported as of December 31, 2019 and 2018, respectively with a fair value of $0 million for both periods.
Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by counterparty to financial derivative transactions with a positive fair value. The Company manages credit risk by entering into derivative transactions with its affiliate, Prudential Global Funding LLC (“PGF”), related to its OTC derivatives. PGF, in turn, manages its credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreement as applicable; (ii) trading through central clearing and OTC parties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.
Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position.
5. FAIR VALUE OF ASSETS AND LIABILITIES
Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain cash equivalents, and certain OTC derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public fixed maturities, certain highly structured OTC derivative contracts and embedded derivatives resulting from reinsurance or certain products with guaranteed benefits.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Assets and Liabilities by Hierarchy Level – The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2019
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$16,015	$0	$0	$16,015
Obligations of U.S. states and their political subdivisions	0	133,677	0	0	133,677
Foreign government bonds	0	77,280	0	0	77,280
U.S. corporate public securities	0	697,520	0	0	697,520
U.S. corporate private securities	0	232,903	312	0	233,215
Foreign corporate public securities	0	57,993	0	0	57,993
Foreign corporate private securities	0	163,026	866	0	163,892
Asset-backed securities(2)	0	18,542	0	0	18,542
Commercial mortgage-backed securities	0	147,389	0	0	147,389
Residential mortgage-backed securities	0	4,573	0	0	4,573
Subtotal	0	1,548,918	1,178	0	1,550,096
Fixed maturities, trading	0	13,700	0	0	13,700
Equity securities	0	207	7,305	0	7,512
Cash equivalents	0	55,896	0	0	55,896
Other invested assets(3)	0	34,413	0	(13,029)	21,384
Reinsurance recoverables	0	0	760,558	0	760,558
Receivables from parent and affiliates	0	2,433	0	0	2,433
Subtotal excluding separate account assets	0	1,655,567	769,041	(13,029)	2,411,579
Separate account assets(4)(5)	0	13,927,275	0	0	13,927,275
Total assets	$0	$15,582,842	$769,041	$(13,029)	$16,338,854
Future policy benefits(6)	$0	$0	$760,558	$0	$760,558
Policyholders' account balances	0	0	133,793	0	133,793
Payables to parent and affiliates	0	13,043	0	(13,043)	0
Total liabilities	$0	$13,043	$894,351	$(13,043)	$894,351

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	As of December 31, 2018
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$16,328	$0	$0	$16,328
Obligations of U.S. states and their political subdivisions	0	122,306	0	0	122,306
Foreign government bonds	0	65,294	0	0	65,294
U.S. corporate public securities	0	480,725	0	0	480,725
U.S. corporate private securities	0	224,278	2,088	0	226,366
Foreign corporate public securities	0	48,215	0	0	48,215
Foreign corporate private securities	0	143,969	794	0	144,763
Asset-backed securities(2)	0	23,351	0	0	23,351
Commercial mortgage-backed securities	0	145,206	0	0	145,206
Residential mortgage-backed securities	0	5,270	0	0	5,270
Subtotal	0	1,274,942	2,882	0	1,277,824
Fixed maturities, trading	0	5,770	0	0	5,770
Equity securities	0	3,248	6,622	0	9,870
Cash equivalents	19,972	39,946	0	0	59,918
Other invested assets(3)	0	11,148	0	(3,355)	7,793
Reinsurance recoverables	0	0	488,825	0	488,825
Receivables from parent and affiliates	0	8,824	0	0	8,824
Subtotal excluding separate account assets	19,972	1,343,878	498,329	(3,355)	1,858,824
Separate account assets(4)(5)	0	11,648,322	0	0	11,648,322
Total assets	$19,972	$12,992,200	$498,329	$(3,355)	$13,507,146
Future policy benefits(6)	$0	$0	$488,825	$0	$488,825
Policyholders' account balances	0	0	1,949	0	1,949
Payables to parent and affiliates	0	3,140	0	(3,140)	0
Total liabilities	$0	$3,140	$490,774	$(3,140)	$490,774

(1)	“Netting” amounts represent cash collateral of $0.0 million and $0.2 million as of December 31, 2019 and 2018, respectively.

(2)	Includes credit tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(3)
Other invested assets excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at net asset value ("NAV") per share (or its equivalent) as a practical expedient. At December 31, 2019 and 2018, the fair values of such investments were $3.3 million and $2.9 million, respectively.

(4)
Separate account assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate, hedge funds and a corporate owned life insurance fund, for which fair value is measured at NAV per share (or its equivalent). At December 31, 2019 and 2018, the fair value of such investments was $1,977 million and $1,734 million respectively.

(5)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Statements of Financial Position.

(6)
As of December 31, 2019, the net embedded derivative liability position of $761 million includes $60 million of embedded derivatives in an asset position and $821 million of embedded derivatives in a liability position. As of December 31, 2018, the net embedded derivative liability position of $489 million includes $60 million of embedded derivatives in an asset position and $549 million of embedded derivatives in a liability position.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.
Fixed Maturity Securities – The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2019 and 2018, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.
The fair values of private fixed maturities, which are originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.
Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy.
Derivative Instruments – Derivatives are recorded at fair value either as assets within “Other invested assets”, or as liabilities within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, NPR, liquidity and other factors.
The Company's exchange-traded futures and options include treasury and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
Cash Equivalents and Short-Term Investments – Cash equivalents and short-term investments include money market instruments and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs, and these investments have primarily been classified within Level 2.
Separate Account Assets – Separate account assets include fixed maturity securities, treasuries, equity securities, real estate, mutual funds and commercial mortgage loans for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.
Receivables from Parent and Affiliates – Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity where fair value is determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.
Reinsurance Recoverables – Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance recoverables” or “Other liabilities” when fair value is in an asset or liability position, respectively. The methods and assumptions used to estimate the fair value are consistent with those described below in “Future policy benefits”. The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.
Future Policy Benefits – The liability for future policy benefits is related to guarantees primarily associated with the living benefit features of certain variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB"), guaranteed withdrawal benefits ("GMWB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of these liabilities are calculated as the present value of future expected benefit payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment.
The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.
Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the London Inter-Bank Offered Rate ("LIBOR") swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.
Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Policyholders' Account Balances – The liability for policyholders’ account balances is related to certain embedded derivative instruments associated with certain universal life products that provide the policyholders with the index-linked interest credited over contract specified term periods. The fair values of these liabilities are determined using discounted cash flow models which include capital market assumptions such as interest rates and equity index volatility assumptions, the Company’s market-perceived NPR and actuarially determined assumptions for mortality, lapses and projected hedge costs.
As there is no observable active market for these liabilities, the fair value is determined as the present value of account balances paid to policyholders in excess of contractually guaranteed minimums using option pricing techniques for index term periods that contain deposits as of the valuation date, and the expected option budget for future index term periods, where the terms of index crediting rates have not yet been declared by the company. Premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows are also incorporated in the fair value of these liabilities. The determination of these risk premiums requires the use of management’s judgment, and hence these liabilities are reflected within Level 3 in the fair value hierarchy.
Capital market inputs, including interest rates and equity markets volatility, and actual policyholders’ account values are updated each quarter. Actuarial assumptions are reviewed at least annually and updated based upon emerging experience, future expectations and other data, including any observable market data. Aside from these annual updates, assumptions are generally updated only if a material change is observed in an interim period that the Company believes is indicative of a long-term trend.
Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	As of December 31, 2019
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Reinsurance recoverables	$760,558	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(3)	$760,558	Discounted cash flow	Lapse rate(5)	1%	18%		Decrease
			Spread over LIBOR(6)	0.10%	1.23%		Decrease
			Utilization rate(7)	43%	97%		Increase
			Withdrawal rate	See table footnote (8) below.
			Mortality rate(9)	0%	15%		Decrease
			Equity volatility curve	13%	23%		Increase
Policyholders' account balances(4)	$133,793	Discounted cash flow	Lapse rate(5)	1%	6%		Decrease
			Spread over LIBOR(6)	0.10%	1.23%		Decrease
			Mortality rate(9)	0%	24%		Decrease
			Equity volatility curve	10%	23%		Increase
	As of December 31, 2018
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(2)	$2,882	Discounted cash flow	Discount rate	7%	16.33%	9.93%	Decrease
Reinsurance recoverables	$488,825	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(3)	$488,825	Discounted cash flow	Lapse rate(5)	1%	13%		Decrease
			Spread over LIBOR(6)	0.36%	1.60%		Decrease
			Utilization rate(7)	50%	97%		Increase
			Withdrawal rate	See table footnote (8) below.
			Mortality rate(9)	0%	15%		Decrease
			Equity volatility curve	18%	22%		Increase

(1)	Conversely, the impact of a decrease in input would have the opposite impact on fair value as that presented in the table.

(2)	Includes assets classified as fixed maturities available-for-sale.

(3)
Future policy benefits primarily represent general account liabilities for the living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

(4)
Policyholders’ account balances primarily represent general account liabilities for the index-linked interest credited on certain of the Company’s life products that are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(5)
Lapse rates for contracts with living benefit guarantees are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates for contracts with index-linked crediting guarantees may be adjusted at the contract level based on the applicability of any surrender charges, product type, and market related factors such as interest rates. Lapse rates are also generally assumed to be lower for the period where surrender charges apply. For any given contract, lapse rates vary throughout the period over which cash flows are projected for the purposes of valuing these embedded derivatives.

(6)
The spread over the LIBOR swap curve represents the premium added to the proxy for the risk-free rate (LIBOR) to reflect the Company's estimates of rates that a market participant would use to value the living benefits in both the accumulation and payout phases and index-linked interest crediting guarantees. This spread includes an estimate of NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because funding agreements, living benefit guarantees, and index-linked interest crediting guarantees are insurance liabilities and are therefore senior to debt.

(7)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.

(8)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of both December 31, 2019 and 2018, the minimum withdrawal rate assumption is 78% and the maximum withdrawal rate assumption may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.

(9)
The range reflects the mortality rates for the vast majority of business with living benefits and other contracts, with policyholders ranging from 45 to 90 years old. While the majority of living benefits have a minimum age requirement, certain other contracts do not have an age restriction. This results in contractholders with mortality rates approaching 0% for certain benefits. Mortality rates may vary by product, age and duration. A mortality improvement assumption is also incorporated into the overall mortality table.

Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:
Corporate Securities - The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.
Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.
Changes in Level 3 Assets and Liabilities – The following tables describe changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods. When a determination is made to classify assets and liabilities within Level 3, the determination is based on significance of the unobservable inputs in the overall fair value measurement. All transfers are based on changes in the observability of the valuation inputs, including the availability of pricing service information that the Company can validate. Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company can validate.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2019
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(2)
	(in thousands)
Fixed maturities, available-for-sale:
Corporate securities(3)	$2,882	$(2,133)	$428	$0	$0	$(638)	$0	$639	$0	$1,178	$(4,880)
Structured securities(4)	0	442	0	(10)	0	(68)	0	24,960	(25,324)	0	0
Other assets:
Equity securities	6,622	683	0	0	0	0	0	0	0	7,305	683
Reinsurance recoverables	488,825	174,913	96,820	0	0	0	0	0	0	760,558	191,215
Receivables from parent and affiliates	0	0	0	0	0	0	0	0	0	0	0
Liabilities:
Future policy benefits	(488,825)	(174,913)	0	0	(96,820)	0	0	0	0	(760,558)	(191,215)
Policyholders' account balances(5)	(1,949)	(108,588)	0	0	(23,256)	0	0	0	0	(133,793)	(107,158)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2019
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(2)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(4,895)	$0	$3,018	$186	$(4,880)	$0
Other assets:
Equity securities	0	683	0	0	0	683
Reinsurance recoverables	174,913	0	0	0	191,215	0
Receivables from parent and affiliates	0	0	0	0	0	0
Liabilities:
Future policy benefits	(174,913)	0	0	0	(191,215)	0
Policyholders' account balances	(108,588)	0	0	0	(107,158)	0

	Year Ended December 31, 2018
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(2)
	(in thousands)
Fixed maturities, available-for-sale:
Corporate securities(3)	$14,516	$(2,881)	$555	$(45)	$0	$(9,263)	$0	$0	$0	$2,882	$0
Structured securities(4)	11,575	(28)	9,797	(196)	0	(2,693)	0	196	(18,651)	0	0
Other assets:
Equity securities	7,428	(806)	0	0	0	0	0	0	0	6,622	(806)
Reinsurance recoverables	472,157	(70,180)	86,848	0	0	0	0	0	0	488,825	(54,376)
Receivables from parent and affiliates	0	(18)	0	0	0	0	0	6,047	(6,029)	0	0
Liabilities:
Future policy benefits	(472,157)	70,180	0	0	(86,848)	0	0	0	0	(488,825)	54,376
Policyholders' account balances(5)	(5,463)	3,567	0	0	0	(53)	0	0	0	(1,949)	3,567

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2018
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(2)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$160	$0	$(3,222)	$153	$0	$0
Other assets:
Equity securities	0	(806)	0	0	0	(806)
Reinsurance recoverables	(70,180)	0	0	0	(54,376)	0
Receivables from parent and affiliates	0	0	(18)	0	0	0
Liabilities:
Future policy benefits	70,180	0	0	0	54,376	0
Policyholders' account balances	3,567	0	0	0	3,567	0

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The following tables summarize the portion of changes in fair values of Level 3 assets and liabilities included in earnings and OCI for the year ended December 31, 2017, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held as of December 31, 2017.

	Year Ended December 31, 2017
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(2)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$5	$0	$81	$165	$(62)	$0
Other assets:
Equity securities	0	696	0	0	0	696
Reinsurance recoverables	(44,680)	0	0	0	(31,829)	0
Receivables from parent and affiliates	0	0	0	0	0	0
Liabilities:
Future policy benefits	44,680	0	0	0	31,829	0
Policyholders' account balances	(3,421)	0	0	0	(3,421)	0

(1)
Realized investment gains (losses) on future policy benefits and reinsurance recoverables primarily represent the change in the fair value of the Company's living benefit guarantees on certain of its variable annuity contracts.

(2)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(3)	Includes U.S. corporate public, U.S. corporate private, foreign corporate public and foreign corporate private securities.

(4)	Includes asset-backed, commercial mortgage-backed and residential mortgage-backed securities.

(5)	Issuances and settlements for Policyholders' account balances are presented net in the rollforward.
Fair Value of Financial Instruments
The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Statements of Financial Position. In some cases, as described below, the carrying amount equals or approximates fair value.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	December 31, 2019
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$148,855	$148,855	$143,098
Policy loans	0	0	211,986	211,986	211,986
Cash and cash equivalents	28	0	0	28	28
Accrued investment income	0	19,539	0	19,539	19,539
Reinsurance recoverables	0	0	26,400	26,400	26,286
Receivables from parent and affiliates	0	30,387	0	30,387	30,387
Other assets	0	3,071	0	3,071	3,071
Total assets	$28	$52,997	$387,241	$440,266	$434,395
Liabilities:
Policyholders’ account balances - investment contracts	$0	$192,239	$40,475	$232,714	$232,600
Cash collateral for loaned securities	0	2,481	0	2,481	2,481
Short-term debt to affiliates	0	89	0	89	89
Payables to parent and affiliates	0	24,958	0	24,958	24,958
Other liabilities	0	41,310	0	41,310	41,310
Total liabilities	$0	$261,077	$40,475	$301,552	$301,438

	December 31, 2018
	Fair Value				Carrying Amount (1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$119,659	$119,659	$118,636
Policy loans	0	0	206,448	206,448	206,448
Cash and cash equivalents	523	10,000	0	10,523	10,523
Accrued investment income	0	17,764	0	17,764	17,764
Reinsurance recoverables	0	0	0	0	0
Receivables from parent and affiliates	0	31,564	0	31,564	31,564
Other assets	0	4,193	0	4,193	4,193
Total assets	$523	$63,521	$326,107	$390,151	$389,128
Liabilities:
Policyholders’ account balances - investment contracts	$0	$179,239	$40,349	$219,588	$220,553
Cash collateral for loaned securities	0	2,702	0	2,702	2,702
Short-term debt to affiliates	0	0	0	0	0
Payables to parent and affiliates	0	20,413	0	20,413	20,413
Other liabilities	0	58,357	0	58,357	58,357
Total liabilities	$0	$260,711	$40,349	$301,060	$302,025

(1)
Carrying values presented herein differ from those in the Company’s Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.
Commercial Mortgage and Other Loans
The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life, and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.
Policy Loans
The Company's valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.
Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets
The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalent instruments, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, unsettled trades and accounts receivable.
Reinsurance Recoverables
Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements between the Company and related parties. See Note 9 for additional information about the Company's reinsurance arrangements.
Policyholders’ Account Balances - Investment Contracts
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.
Cash Collateral for Loaned Securities
Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Short-term Debt to Affiliates
The fair value of short-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own NPR. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.
Other Liabilities and Payables to Parent and Affiliates
Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

6. DEFERRED POLICY ACQUISITION COSTS
The balances of and changes in DAC as of and for the years ended December 31, are as follows:

	2019	2018	2017
	(in thousands)
Balance, beginning of year	$165,478	$145,451	$135,759
Capitalization of commissions, sales and issue expenses	39,199	30,742	24,599
Amortization- Impact of assumption and experience unlocking and true-ups	(5,341)	(6,328)	(2,875)
Amortization- All other	(9,509)	(9,644)	(9,663)
Change in unrealized investment gains and losses	(11,014)	5,257	(2,369)
Balance, end of year	$178,813	$165,478	$145,451

7. POLICYHOLDERS’ LIABILITIES
Future Policy Benefits
Future policy benefits at December 31 for the years indicated are as follows:

	2019	2018
	(in thousands)
Life insurance	$1,505,953	$1,299,165
Individual annuities and supplementary contracts	32,057	27,619
Other contract liabilities	764,949	493,308
Total future policy benefits	$2,302,959	$1,820,092
Life insurance liabilities include reserves for death benefits. Individual annuities and supplementary contract liabilities include reserves for life contingent immediate annuities. Other contract liabilities include unearned premiums and certain other reserves for annuities and individual life products.
Future policy benefits for individual non-participating traditional life insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 2.3% to 7.0%.
Future policy benefits for individual annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors when the basis of the reserve is established. The interest rates used in the determination of the present value range from 0.0% to 7.3%.
The Company’s liability for future policy benefits are primarily liabilities for guaranteed benefits related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in "Other contract liabilities" in the above table. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. The interest rates used in the determination of the present values range from 1.9% to 3.3%. See Note 8 for additional information regarding liabilities for guaranteed benefits related to certain long-duration contracts.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Policyholders’ Account Balances
Policyholders’ account balances at December 31 for the years indicated are as follows:

	2019	2018
	(in thousands)
Interest-sensitive life contracts	$1,851,262	$1,767,831
Individual annuities	360,497	345,790
Guaranteed interest accounts	20,111	22,088
Other	192,250	179,249
Total policyholders’ account balances	$2,424,120	$2,314,958
Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates for interest-sensitive life contracts range from 1.9% to 4.6%. Interest crediting rates for individual annuities range from 0.0% to 4.9%. Interest crediting rates for guaranteed interest accounts range from 1.5% to 4.1%. Interest crediting rates range from 0.5% to 3.5% for other.
8. CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES
The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issued annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issued fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.
In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no-lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.
The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net.”
For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.
The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits”. As of December 31, 2019 and 2018, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2019		December 31, 2018
	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)
	(in thousands)
Annuity Contracts
Return of net deposits
Account value	$9,457,044	N/A	$7,954,281	N/A
Net amount at risk	$2,624	N/A	$66,895	N/A
Average attained age of contractholders	67 years	N/A	66 years	N/A
Minimum return or contract value
Account value	$1,974,634	$10,662,525	$1,820,257	$9,082,737
Net amount at risk	$1,784	$174,773	$148,719	$381,856
Average attained age of contractholders	69 years	68 years	68 years	66 years
Average period remaining until earliest expected annuitization	N/A	0 years	N/A	0 years

(1)	Balances are gross of reinsurance.

(2)	Includes income and withdrawal benefits.

	December 31, 2019	December 31, 2018
	In the Event of Death(1)
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
Separate account value	$866,213	$768,008
General account value	$1,040,548	$943,528
Net amount at risk	$18,594,133	$18,364,626
Average attained age of contractholders	54 years	54 years

(1)	Balances are gross of reinsurance.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2019(1)	December 31, 2018(1)
	(in thousands)
Equity funds	$5,909,051	$4,884,603
Bond funds	5,016,141	4,419,587
Money market funds	167,616	145,921
Total	$11,092,808	$9,450,111

(1)	Balances are gross of reinsurance.
In addition to the amounts invested in separate account investment options above, $339 million at December 31, 2019 and $324 million at December 31, 2018 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features were invested in general account investment options. For the years ended December 31, 2019, 2018 and 2017, there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.
Liabilities for Guarantee Benefits
The table below summarizes the changes in general account liabilities for guarantees. The liabilities for GMDB, and GMIB are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” GMAB, GMWB, and GMIWB are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits.” Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 5 for additional information regarding the methodology used in determining the fair value of these embedded derivatives.

	GMDB		GMIB	GMWB/GMIWB/GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity

	(in thousands)
Balance at December 31, 2016	$10,635	$137,319	$1,116	$434,713	$583,783
Incurred guarantee benefits(1)	893	47,907	(570)	37,443	85,673
Paid guarantee benefits	(154)	(250)	(11)	0	(415)
Change in unrealized investment gains and losses	161	11,265	2	0	11,428
Balance at December 31, 2017	11,535	196,241	537	472,156	680,469
Incurred guarantee benefits(1)	1,913	52,918	10	16,669	71,510
Paid guarantee benefits	(964)	(5,636)	0	0	(6,600)
Change in unrealized investment gains and losses	(216)	(18,681)	(4)	0	(18,901)
Balance at December 31, 2018	12,268	224,842	543	488,825	726,478
Incurred guarantee benefits(1)	2,846	115,994	68	271,733	390,641
Paid guarantee benefits	63	(15,638)	(50)	0	(15,625)
Change in unrealized investment gains and losses	459	51,351	5	0	51,815
Balance at December 31, 2019	$15,636	$376,549	$566	$760,558	$1,153,309

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The GMDB, which includes the liability for no-lapse guarantees, and GMIB liability are established when associated assessments (which include all policy charges including charges for administration, mortality, expense, surrender, and other, regardless of how characterized) are recognized. This liability is established using current best estimate assumptions and is based on the ratio of the present value of total expected excess payments (e.g., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. Similar to as described above for DAC, the reserves are subject to adjustments based on annual reviews of assumptions and quarterly adjustments for experience, including market performance. These adjustments reflect the impact on the benefit ratio of using actual historical experience from the issuance date to the balance sheet date plus updated estimates of future experience. The updated benefit ratio is then applied to all prior periods’ assessments to derive an adjustment to the reserve recognized through a benefit or charge to current period earnings.
The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option features, which includes an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments in excess of the account balance less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general, guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
Sales Inducements
The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. The Company has offered various types of sales inducements, including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held.
There were no deferred sales inducements balances at December 31, 2019 and 2018 because they were fully ceded.
9.    REINSURANCE
The Company participates in reinsurance with its affiliates Prudential Arizona Reinsurance Captive Company (“PARCC”), Prudential Arizona Reinsurance Term Company (“PAR Term”), Prudential Arizona Reinsurance Universal Company (“PAR U”), Prudential Term Reinsurance Company (“Term Re”) and Dryden Arizona Reinsurance Term Company (“DART”), its parent companies, Pruco Life and Prudential Insurance, as well as third parties. The reinsurance agreements provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage statutory capital, and facilitate the Company's capital market hedging program. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long-duration reinsurance arrangements are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance policy charges and fee income ceded for universal life and variable annuity products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.
Realized investment gains and losses include the impact of reinsurance agreements, particularly reinsurance agreements involving living benefit guarantees. The Company has entered into a reinsurance agreement to transfer the risk related to living benefit guarantees on variable annuities to Prudential Insurance. These reinsurance agreements are derivatives and have been accounted for in the same manner as embedded derivatives and the changes in the fair value of these derivatives are recognized through “Realized investment gains (losses), net”. See Note 4 for additional information related to the accounting for embedded derivatives.
Reinsurance amounts included in the Company’s Statements of Financial Position as of December 31, were as follows:

	2019	2018
	(in thousands)
Reinsurance recoverables	$3,200,642	$2,723,518
Policy loans	(18,627)	(17,297)
Deferred policy acquisition costs	(736,575)	(754,569)
Deferred sales inducements	(47,423)	(52,875)
Other assets	16,540	17,959
Other liabilities	93,557	65,225
The reinsurance recoverables by counterparty are broken out below:

	December 31, 2019	December 31, 2018
	(in thousands)
Prudential Insurance	$1,245,450	$924,847
PAR U	1,027,304	922,904
PARCC	458,441	480,627
PAR Term	219,757	205,972
Term Re	190,633	156,303
DART	38,651	13,367
Pruco Life	16,428	15,013
Unaffiliated	3,978	4,485
Total reinsurance recoverables	$3,200,642	$2,723,518

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Reinsurance amounts, included in the Company’s Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

	2019	2018	2017
	(in thousands)
Premiums:
Direct	$248,613	$238,622	$231,167
Ceded	(235,682)	(225,615)	(217,200)
Net premiums	12,931	13,007	13,967
Policy charges and fee income:
Direct	405,167	361,697	409,874
Ceded(1)	(339,432)	(299,130)	(365,671)
Net policy charges and fee income	65,735	62,567	44,203
Net investment income:
Direct	77,462	68,467	67,243
Ceded	(674)	(656)	(592)
Net investment income	76,788	67,811	66,651
Asset administration fees:
Direct	38,013	36,214	38,743
Ceded	(32,169)	(30,858)	(29,668)
Net asset administration fees	5,844	5,356	9,075
Realized investment gains (losses), net:
Direct	(184,219)	70,414	41,810
Ceded	166,831	(79,687)	(55,848)
Realized investment gains (losses), net	(17,388)	(9,273)	(14,038)
Policyholders’ benefits (including change in reserves):
Direct	436,729	296,335	291,003
Ceded(2)	(411,116)	(276,506)	(278,748)
Net policyholders’ benefits (including change in reserves)	25,613	19,829	12,255
Interest credited to policyholders’ account balances:
Direct	67,354	67,490	54,624
Ceded	(29,608)	(31,554)	(21,665)
Net interest credited to policyholders’ account balances	37,746	35,936	32,959
Reinsurance expense allowances and general and administrative expenses, net of capitalization and amortization	$(182,460)	$(161,905)	$(165,870)

(1)	Includes $(4) million of unaffiliated activity for each of the years ended December 31, 2019, 2018 and 2017.

(2)	Includes $(2) million, $(4) million and $(0.2) million of unaffiliated activity for the years ended December 31, 2019, 2018 and 2017, respectively.
The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2019	2018	2017
	(in thousands)
Direct gross life insurance face amount in force	$148,591,760	$140,943,939	$136,020,588
Reinsurance ceded	(135,331,837)	(128,863,466)	(123,974,595)
Net life insurance face amount in force	$13,259,923	$12,080,473	$12,045,993

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Information regarding significant affiliated reinsurance agreements is described below.
Prudential Insurance
The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Effective July 1, 2017, this agreement was terminated for certain new business, primarily Universal Life business, and such business was reinsured to Pruco Life under a yearly renewable term reinsurance agreement. Effective April 1, 2016 the Company entered into a reinsurance agreement with Prudential Insurance to reinsure its variable annuity base contracts, along with the living benefit guarantees.
PAR U
Effective July 1, 2012, the Company reinsures an amount equal to 95% of all risks associated with Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, excluding those policies that are subject to principle-based reserving.
PARCC
The Company reinsures 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010 through an automatic coinsurance agreement with PARCC.
PAR Term
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term.
Term Re
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates on or after January 1, 2014 through December 31, 2017, through an automatic coinsurance agreement with Term Re.
Pruco Life
Effective July 1, 2017, the Company entered into a yearly renewable term reinsurance agreement with Pruco Life for new business, primarily covering Universal Life policies. Under this agreement the majority of all mortality risk is ceded to Pruco Life. The Company also reinsures certain Corporate Owned Life Insurance (“COLI”) policies with Pruco Life. Through March 31, 2016, the Company reinsured Prudential Defined Income ("PDI") living benefit guarantees with Pruco Life. Effective April 1, 2016, the Company recaptured PDI living benefit guarantees from Pruco Life and reinsured them with Prudential Insurance. See Note 1 for additional information related to the Variable Annuities Recapture.
DART
Effective January 1, 2018, the Company entered into an automatic coinsurance agreement with DART to reinsure an amount equal to 95% of the risks associated with its term life insurance policies with effective dates on or after January 1, 2018, excluding those policies that are subject to principle-based reserving.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

10. INCOME TAXES
The following schedule discloses significant components of income tax expense (benefit) for each year presented:

	Year Ended December 31,
	2019	2018	2017
	(in thousands)
Current tax expense (benefit):
U.S. Federal	$7,030	$8,435	$4,514
Total	7,030	8,435	4,514
Deferred tax expense (benefit):
U.S. Federal	(10,442)	(8,488)	(10,452)
Total	(10,442)	(8,488)	(10,452)
Income tax expense (benefit) from operations	(3,412)	(53)	(5,938)
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	26,583	(14,464)	10,084
Additional paid-in capital	0	0	471
Total income tax expense (benefit)	$23,171	$(14,517)	$4,617
Reconciliation of Expected Tax at Statutory Rates to Reported Income Tax Expense (Benefit)
The differences between income taxes expected at the U.S. federal statutory income tax rate of 21% applicable for 2019 and 2018 and 35% applicable for 2017, and reported income tax expense (benefit) are summarized as follows:

	Year Ended December 31,
	2019	2018	2017
	(in thousands)
Expected federal income tax expense	$7,002	$6,559	$10,262
Non-taxable investment income	(6,578)	(5,171)	(15,687)
Tax credits	(3,689)	(3,525)	(2,611)
Domestic production activities deduction, net	0	0	(1,045)
Changes in tax law	0	(61)	2,507
Settlements with taxing authorities	0	2,098	0
Other	(147)	47	636
Reported income tax expense (benefit)	$(3,412)	$(53)	$(5,938)
Effective tax rate	(10.2)%	(0.2)%	(20.3)%

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The effective tax rate is the ratio of “Income tax expense (benefit)” divided by “Income (loss) from operations before income taxes.” The Company’s effective tax rate for fiscal years 2019, 2018 and 2017 was (10.2)%, (0.2)% and (20.3)%, respectively. The following is a description of items that had the most significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 21% applicable for 2019 and 2018 and 35% applicable for 2017, and the Company's effective tax rate during the periods presented:
Changes in Tax Law. The following is a list of notable changes in tax law that impacted the Company’s effective tax rate for the periods presented:
Tax Act of 2017 - On December 22, 2017, the Tax Act of 2017 was enacted into U.S. law. As a result, the Company recognized a $2.5 million tax expense in “Income tax expense (benefit)” in the Company’s Statements of Operations for the year ended December 31, 2017. In accordance with SEC Staff Accounting Bulletin 118, in 2017 the Company recorded the effects of the Tax Act of 2017 using reasonable estimates due to the need for further analysis of the provisions within the Tax Act of 2017 and collection, preparation and analysis of relevant data necessary to complete the accounting. During 2018, the Company completed the collection, preparation and analysis of data relevant to the Tax Act of 2017, and interpreted any additional guidance issued by the IRS, U.S. Department of the Treasury, or other standard-setting organizations, and recognized a $0.1 million decrease in income tax expense for a total of $2.4 million recognized from the reduction in net deferred tax assets to reflect the reduction in the U.S. tax rate from 35% to 21%.
Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $6 million of the total $7 million of 2019 non-taxable investment income, $5 million of the total $5 million of 2018 non-taxable investment income, and $15 million of the total $16 million of 2017 non-taxable investment income. The DRD for the current period was estimated using information from 2018, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.
Other. This line item represents insignificant reconciling items that are individually less than 5% of the computed expected federal income tax expense (benefit) and have therefore been aggregated for purposes of this reconciliation in accordance with relevant disclosure guidance.
Schedule of Deferred Tax Assets and Deferred Tax Liabilities

	As of December 31,
	2019	2018
	(in thousands)
Deferred tax assets:
Insurance reserves	$29,213	$19,049
Net unrealized loss on securities	0	4,077
Deferred policy acquisition cost	9,720	6,653
Employee benefits	840	0
Other	393	440
Deferred tax assets	40,166	30,219
Deferred tax liabilities:
Net unrealized gain on securities	23,698	0
Investments	5,677	5,364
Deferred tax liabilities	29,375	5,364
Net deferred tax asset (liability)	$10,791	$24,855

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.
The Company had no valuation allowance as of December 31, 2019, and 2018. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.
The Company’s "Income (loss) from operations before income taxes" includes income from domestic operations of $33 million, $31 million and $29 million for the years ended December 31, 2019, 2018 and 2017, respectively.
Tax Audit and Unrecognized Tax Benefits
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The following table reconciles the total amount of unrecognized tax benefits at the beginning and end of the periods indicated.

	2019	2018	2017
	(in thousands)
Balance at January 1,	$0	$3,019	$948
Increases in unrecognized tax benefits-prior years	0	0	1,237
(Decreases) in unrecognized tax benefits-prior years	0	0	0
Increases in unrecognized tax benefits-current year	0	0	834
(Decreases) in unrecognized tax benefits-current year	0	0	0
Settlements with taxing authorities	0	(3,019)	0
Balance at December 31,	$0	$0	$3,019
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	$0	$0	$3,019
The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit).
At December 31, 2019, the Company remains subject to examination in the U.S. for tax years 2015 through 2019.
The Company participates in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolution programs are available to resolve the disagreements in a timely manner.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

11.    EQUITY
Accumulated Other Comprehensive Income (Loss)
AOCI represents the cumulative OCI items that are reported separate from net income and detailed on the Statements of Comprehensive Income. Each of the components that comprise OCI are described in further detail in Note 2 (Foreign Currency Translation Adjustment and Net Unrealized Investment Gains (Losses)). The balance of and changes in each component of AOCI as of and for the years ended December 31, are as follows:

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2016	$(70)	$12,231	$12,161
Change in OCI before reclassifications	43	31,228	31,271
Amounts reclassified from AOCI	0	982	982
Income tax benefit (expense)	(15)	(10,069)	(10,084)
Balance, December 31, 2017	$(42)	$34,372	$34,330
Change in OCI before reclassifications	(1,187)	(66,171)	(67,358)
Amounts reclassified from AOCI	0	(1,521)	(1,521)
Income tax benefit (expense)	248	14,216	14,464
Cumulative effect of adoption of ASU 2016-01	0	(175)	(175)
Cumulative effect of adoption of ASU 2018-02	(8)	5,901	5,893
Balance, December 31, 2018	$(989)	$(13,378)	$(14,367)
Change in OCI before reclassifications	10	122,400	122,410
Amounts reclassified from AOCI	0	4,175	4,175
Income tax benefit (expense)	(2)	(26,581)	(26,583)
Balance, December 31, 2019	$(981)	$86,616	$85,635

(1)	Includes cash flow hedges of $3 million, $2 million and $(5) million as of December 31, 2019, 2018 and 2017, respectively.

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
	(in thousands)
Amounts reclassified from AOCI (1)(2):
Net unrealized investment gains (losses):
Cash flow hedges - Currency/Interest rate(3)	$1,844	$1,693	$(127)
Net unrealized investment gains (losses) on available-for-sale securities(4)	(6,019)	(172)	(855)
Total net unrealized investment gains (losses)	(4,175)	1,521	(982)
Total reclassifications for the period	$(4,175)	$1,521	$(982)

(1)	All amounts are shown before tax.

(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(3)	See Note 4 for additional information on cash flow hedges.

(4)
See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders’ account balances.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains (losses) on securities classified as available-for-sale, certain other invested assets and other assets are included in the Company’s Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains (losses), are as follows:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Net Unrealized Investment Gains (Losses) on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs and Other Costs(2)	Future Policy Benefits, Policyholders' Account Balances and Other Liabilities(3)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2016	$147	$162	$134	$(155)	$288
Net investment gains (losses) on investments arising during the period	23	0	0	(7)	16
Reclassification adjustment for (gains) losses included in net income	(12)	0	0	4	(8)
Reclassification adjustment for OTTI losses excluded from net income(1)	4	0	0	(1)	3
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	(225)	0	80	(145)
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(25)	9	(16)
Balance, December 31, 2017	$162	$(63)	$109	$(70)	$138
Net investment gains (losses) on investments arising during the period	3	0	0	(1)	2
Reclassification adjustment for (gains) losses included in net income	(22)	0	0	5	(17)
Reclassification adjustment for OTTI losses excluded from net income	0	0	0	0	0
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	9	0	(2)	7
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(67)	14	(53)
Balance, December 31, 2018	$143	$(54)	$42	$(54)	$77
Net investment gains (losses) on investments arising during the period	(532)	0	0	112	(420)
Reclassification adjustment for (gains) losses included in net income	647	0	0	(136)	511
Reclassification adjustment for OTTI losses excluded from net income(1)	(207)	0	0	43	(164)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	22	0	(5)	17
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(8)	2	(6)
Balance, December 31, 2019	$51	$(32)	$34	$(38)	$15

(1)	Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

(2)	"Other costs" primarily includes reinsurance recoverables and deferred reinsurance losses.

(3)	"Other liabilities" primarily includes reinsurance payables.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

All Other Net Unrealized Investment Gains (Losses) in AOCI

	Net Unrealized Gains (Losses) on Investments(1)	Deferred Policy Acquisition Costs and Other Costs(3)	Future Policy Benefits, Policyholders' Account Balances and Other Liabilities(4)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2016	$18,666	$(6,408)	$6,115	$(6,430)	$11,943
Net investment gains (losses) on investments arising during the period	34,845	0	0	(10,920)	23,925
Reclassification adjustment for (gains) losses included in net income	(970)	0	0	304	(666)
Reclassification adjustment for OTTI losses excluded from net income(2)	(4)	0	0	1	(3)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	6,443	0	(2,293)	4,150
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(7,869)	2,754	(5,115)
Balance, December 31, 2017	$52,537	$35	$(1,754)	$(16,584)	$34,234
Net investment gains (losses) on investments arising during the period	(68,532)	0	0	14,392	(54,140)
Reclassification adjustment for (gains) losses included in net income	(1,499)	0	0	315	(1,184)
Reclassification adjustment for OTTI losses excluded from net income	0	0	0	0	0
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	3,134	0	(658)	2,476
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(718)	151	(567)
Cumulative effect of adoption of ASU 2016-01	(270)	0	0	95	(175)
Cumulative effect of adoption of ASU 2018-02	0	0	0	5,901	5,901
Balance, December 31, 2018	$(17,764)	$3,169	$(2,472)	$3,612	$(13,455)
Net investment gains (losses) on investments arising during the period	130,017	0	0	(27,303)	102,714
Reclassification adjustment for (gains) losses included in net income	3,528	0	0	(741)	2,787
Reclassification adjustment for OTTI losses excluded from net income(2)	207	0	0	(43)	164
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	5,836	0	(1,226)	4,610
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(12,935)	2,716	(10,219)
Balance, December 31, 2019	$115,988	$9,005	$(15,407)	$(22,985)	$86,601

(1)	Includes cash flow hedges. See Note 4 for information on cash flow hedges.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

(2)	Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

(3)	"Other costs" primarily includes reinsurance recoverables and deferred reinsurance losses.

(4)	"Other liabilities" primarily includes reinsurance payables.
12. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS
The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.
Statutory net income of the Company amounted to $38 million, $33 million and $33 million for the years ended December 31, 2019, 2018 and 2017, respectively. Statutory surplus of the Company amounted to $339 million and $234 million at December 31, 2019 and 2018, respectively.
The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.
The Company is subject to New Jersey law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the New Jersey Department of Banking and Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the greater of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is a capacity to pay a dividend of $43 million in 2020 without prior approval. The Company paid dividends to Pruco Life of $0 million, $0 million and $100 million in 2019, 2018 and 2017, respectively.
13. RELATED PARTY TRANSACTIONS
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.
Expense Charges and Allocations
The majority of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.
The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock-based awards program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock based-awards program was $0.1 million for each of the years ended December 31, 2019, 2018 and 2017. The expense charged to the Company for the deferred compensation program was $0.6 million, $0.7 million and $1 million for the years ended December 31, 2019, 2018 and 2017, respectively.
The Company is charged for its share of employee benefit expenses. These expenses include costs for funded and non-funded, non-contributory defined benefit pension plans. Some of these benefits are based on final earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $2 million, $3 million and $3 million for each of the years ended December 31, 2019, 2018 and 2017, respectively.
The Company is also charged for its share of the costs associated with welfare plans issued by Prudential Insurance. These expenses include costs related to medical, dental, life insurance and disability. The Company's share of net expense for the welfare plans was $3 million, $3 million and $4 million for the years ended December 31, 2019, 2018 and 2017, respectively.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Prudential Insurance sponsors voluntary savings plans for its employee 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $1 million for each of the years ended December 31, 2019, 2018 and 2017.
The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market-based pricing arrangement.
The Company pays commissions and certain other fees to Prudential Annuities Distributors, Inc. (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s annuity products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s annuity products. Commissions and fees paid by the Company to PAD were $78 million, $73 million and $62 million for the years ended December 31, 2019, 2018 and 2017, respectively.
The Company is charged for its share of corporate expenses incurred by Prudential Financial to benefit its businesses, such as advertising, executive oversight, external affairs and philanthropic activity.  The Company’s share of corporate expenses was $13 million, $8 million and $8 million for the years ended December 31, 2019, 2018 and 2017, respectively.
Corporate-Owned Life Insurance
The Company has sold three Corporate Owned Life Insurance ("COLI") policies to Prudential Insurance and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $2,743 million at December 31, 2019 and $2,239 million at December 31, 2018. Fees related to these COLI policies were $26 million, $25 million and $25 million for the years ended December 31, 2019, 2018 and 2017, respectively. The Company retains 10% of the mortality risk associated with these COLI policies up to $0.1 million per individual policy.
Affiliated Investment Management Expenses
In accordance with an agreement with PGIM, Inc. (“PGIM”), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $2 million for each of the years ended December 31, 2019, 2018 and 2017. These expenses are recorded as “Net investment income” in the Statements of Operations and Comprehensive Income (Loss).
Derivative Trades
In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty. See Note 4 for additional information.
Joint Ventures
The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. "Other invested assets" includes $37 million and $33 million as of December 31, 2019 and 2018, respectively. "Net investment income" related to these ventures includes a gain of $2 million, $0.3 million and $2 million for the years ended December 31, 2019, 2018 and 2017, respectively.
Affiliated Asset Administration Fee Income
The Company has a revenue sharing agreement with AST Investment Services, Inc. ("ASTISI") and PGIM Investments LLC ("PGIM Investments") whereby the Company receives fee income based on policyholders' separate account balances invested in the AST. Income received from ASTISI and PGIM Investments related to this agreement was $32 million, $31 million and $29 million for the years ended December 31, 2019, 2018 and 2017, respectively. These revenues are recorded as “Asset administration fees” in the Statements of Operations and Comprehensive Income (Loss).
The Company has a revenue sharing agreement with PGIM Investments, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund. Income received from Prudential Investments related to this agreement was $6 million, $5 million and $9 million for the years ended December 31, 2019, 2018 and 2017, respectively. These revenues are recorded as “Asset administration fees” in the Statements of Operations and Comprehensive Income (Loss).

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Affiliated Notes Receivable
Affiliated notes receivable included in “Receivables from parent and affiliates” at December 31, were as follows:

	Maturity Dates			Interest Rates			2019	2018
							(in thousands)
U.S. dollar floating rate notes			2028	3.83%	-	4.25%	$0	$6,001
U.S. dollar fixed rate notes	2026	-	2027	0.00%	-	14.85%	2,433	2,823
Total long-term notes receivable - affiliated(1)							$2,433	$8,824

(1)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
The affiliated notes receivable shown above are classified as available-for-sale securities carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Insurance for loans due from affiliates.
Accrued interest receivable related to these loans was $0.0 million and $0.1 million for the year end December 31, 2019 and 2018, respectively, and is included in “Other assets”. Revenues related to these loans were $0.2 million, $0.3 million and $0.3 million for the years ended December 31, 2019, 2018 and 2017, respectively, and are included in “Other income”.
Affiliated Asset Transfers
The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within "Additional paid-in capital" ("APIC") and "Realized investment gains (losses), net", respectively. The table below shows affiliated asset trades for the years ended December 31, 2019 and 2018:

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	APIC, Net of Tax Increase/(Decrease)	Realized Investment Gain (Loss)
				(in thousands)
Gibraltar Universal Life Reinsurance Company	May 2018	Purchase	Fixed Maturities	$17,904	$17,904	$0	$0
Prudential Annuities Life Assurance Corporation	April 2019	Sale	Equity Securities	$3,293	$2,995	$0	$298
Debt Agreements
The Company is authorized to borrow funds up to $200 million from affiliates to meet its capital and other funding needs. The short team debt was $0.1 million as of December 31, 2019. There was no debt outstanding for 2018 and 2017.
The total interest expense to the Company related to loans payable to affiliates was $0.1 million, $0.0 million and $0.0 million for the years ended December 31, 2019, 2018 and 2017, respectively.
Contributed Capital and Dividends
In December 2019, the Company receive capital contribution in the amount of $60 million from Pruco Life. In March of 2018 and 2017, the Company received capital contributions in the amount of $1 million from Pruco Life.
Through 2019 and 2018, the Company did not pay any dividends. In June of 2017, the Company paid a dividend in the amount of $100 million to Pruco Life.
Reinsurance with Affiliates
As discussed in Note 9, the Company participates in reinsurance transactions with certain affiliates.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

14. COMMITMENTS AND CONTINGENT LIABILITIES
Commitments
The Company has made commitments to fund commercial mortgage loans. As of December 31, 2019, there were $4 million outstanding commitments to fund commercial loans, and none as of December 31, 2018. The Company has made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2019 and 2018, $48 million and $41 million, respectively, of these commitments were outstanding.
Contingent Liabilities
On an ongoing basis, the Company and its regulators review its operations including, but not limited to, sales and other customer interface procedures and practices, and procedures for meeting obligations to its customers and other parties. These reviews may result in the modification or enhancement of processes or the imposition of other action plans, including concerning management oversight, sales and other customer interface procedures and practices, and the timing or computation of payments to customers and other parties. In certain cases, if appropriate, the Company may offer customers or other parties remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.
The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.
It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.
Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. The Company estimates that as of December 31, 2019, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $10 million. This estimate is not an indication of expected loss, if any, or the Company's maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Behfarin v. Pruco Life
In July 2017, a putative class action complaint entitled Richard Behfarin v. Pruco Life Insurance Company was filed in the United States District Court for the Central District of California, alleging that the Company imposes charges on owners of universal life policies to cure defaults and/or reinstate lapses, that are inconsistent with the applicable universal life policy. The complaint includes claims for breach of contract, breach of implied covenant of good faith and fair dealing, and violation of California law, and seeks unspecified damages along with declaratory and injunctive relief. In September 2017, the Company filed its answer to the complaint. In September 2018, plaintiff filed a motion for class certification. In October 2019, plaintiff filed: (1) the First Amended Complaint adding Prudential Insurance Company of America and Pruco Life Insurance Company of New Jersey as defendants; and (2) a motion seeking preliminary certification of a settlement class, appointment of a class representative and class counsel, and preliminary approval of the proposed class action settlement. In November 2019, the court issued an order granting the motion for preliminary approval of the settlement.
Securities Lending and Foreign Tax Reclaim Matter
In 2016, Prudential Financial self-reported to the SEC and the U.S. Department of Labor ("DOL"), and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain separate account investments due to a long-standing restriction benefiting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and implemented a remediation plan for the benefit of customers. As part of Prudential Financial’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for the separate account investments. Prudential Financial has corrected the foreign tax reclaim process and has implemented a remediation plan for the benefit of customers.
The DOL’s review of the securities lending matter is closed. In September 2019, Prudential Financial reached a settlement of these matters with the SEC. As part of the settlement Prudential Financial agreed to pay a fine of $5 million and disgorgement of $27.6 million, and consented to the entry of an Administrative Order containing findings that two of its subsidiaries violated certain sections of the Investment Advisers Act of 1940 and the Investment Advisers Act Rules and ordering the subsidiaries to cease and desist from committing or causing any violations and any future violations of those provisions. In reaching this settlement, Prudential Financial neither admitted nor denied the SEC’s findings.
Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.
15. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
The unaudited quarterly results of operations for the years ended December 31, 2019 and 2018 are summarized in the table below:

	Three months ended
	March 31	June 30	September 30	December 31
	(in thousands)
2019
Total revenues	$38,475	$43,080	$36,173	$30,804
Total benefits and expenses	27,353	33,388	27,560	26,888
Income (loss) from operations before income taxes	11,122	9,692	8,613	3,916
Net income (loss)	$10,545	$10,497	$8,366	$7,347
2018
Total revenues	$41,606	$40,709	$22,789	$35,368
Total benefits and expenses	30,839	33,648	15,100	29,657
Income (loss) from operations before income taxes	10,767	7,061	7,689	5,711
Net income (loss)	$10,020	$6,316	$7,539	$7,406

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholder of
Pruco Life Insurance Company of New Jersey:
Opinion on the Financial Statements
We have audited the accompanying statements of financial position of Pruco Life Insurance Company of New Jersey (the "Company") as of December 31, 2019 and 2018, and the related statements of operations and comprehensive income, of equity and of cash flows for each of the three years in the period ended December 31, 2019 including the related notes and financial statement schedule listed in the index appearing under Item 15(a)(2) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Changes in Accounting Principles
As discussed in Note 2 to the financial statements, the Company changed the manner in which it accounts for certain financial assets and liabilities and the manner in which its accounts for certain tax effects originally recognized in accumulated other comprehensive income in 2018 and the manner in which it accounts for certain reinsurance costs in 2017.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
Significant Transactions with Related Parties
As discussed in Note 13 to the financial statements, the Company has entered into significant transactions with The Prudential Insurance Company of America, and other affiliates, who are related parties.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 5, 2020

We have served as the Company's auditor since 1996.

PART C:

OTHER INFORMATION

Item 26. Exhibits

Exhibit number Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Variable Appreciable Account. (Note 4)

(b)	Not Applicable.

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company of New Jersey. (Note 4)
(ii)	Broker Dealer Selling Agreement used from 8-2018 to current. (Note 1)

(d)	Contracts:
(i)	Variable Universal Life Insurance Contract - VUL-2018. (Note 16)
(ii)	Endorsement for Type C Death Benefit Option - PLY 130-2015. (Note 15)
(iii)	Rider for Insured's Accidental Death Benefit - VL 110 B-2000 NY. (Note 4)
(iv)	Rider for Level Term Insurance Benefit on Dependent Children - VL 182 B-2016. (Note 14)
(v)	Rider for Level Term Insurance Benefit on Dependent Children - From Conversions - VL 184 B-2016. (Note 14)
(vi)	Rider for Payment of Invested Premium Amount Benefit Upon Insured's Total Disability - VL 100 B-2017. (Note 14)
(vii)	Rider for Settlement Options to Provide Acceleration of Death Benefits - ORD 87241-91-NY. (Note 4)
(viii)	Rider for Excess Loan Protection - PLY 141-2017. (Note 12)
(ix)	Indexed Account Rider - PLY 144-2018. (Note 16)

(e)	Application:
(i)	Application for Variable Universal Life Insurance Contract. (Note 5)
(ii)	Supplement to the Application for Variable Universal Life Insurance Contract. (Note 16)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended through March 11, 1983. (Note 4)
(ii)	Certificate of Amendment of the Articles of Incorporation of Pruco Life Insurance Company of New Jersey, February 12, 1998. (Note 4)
(iii)	Certificate of Amendment of the Articles of Incorporation of Pruco Life Insurance Company of New Jersey, October 1, 2012. (Note 15)
(iv)	By-laws of Pruco Life Insurance Company of New Jersey, as amended August 4, 1999. (Note 4)

(g)	Reinsurance Agreements:
(i)	Agreement between Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") and Prudential. (Note 3)
(ii)	Amendments (1-15) to the Agreement between Pruco Life of New Jersey and Prudential. (Note 7)

(h)	Participation Agreements:
(i)	American Skandia Trust Participation Agreement, as amended June 8, 2005. (Note 2)
(ii)
Amendment #1 to the Participation Agreement between Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") and Advanced Series Trust (formerly American Skandia Trust), as amended June 8, 2005. (Note 7)

(iii)	Participation Agreement between Pruco Life of New Jersey and American Funds. (Note 10)

(iv)	Participation Agreement between Pruco Life of New Jersey and Dreyfus. (Note 9)
(v)	Amendment #3 to the Participation Agreement between Pruco Life of New Jersey and Dreyfus. (Note 13)
(vi)	Amendment #4 to the Participation Agreement between Pruco Life of New Jersey and Dreyfus. (Note 13)
(vii)	Amendment #5 to the Participation Agreement between Pruco Life of New Jersey and Dreyfus. (Note 13)
(viii)	Amendment #6 to the Participation Agreement between Pruco Life of New Jersey and Dreyfus. (Note 11)
(ix)	Participation Agreement between Pruco Life of New Jersey and Fidelity. (Note 10)
(x)	Amendment # 1 to the Participation Agreement between Pruco Life of New Jersey and Fidelity. (Note 10)
(xi)	Amendment # 2 to the Participation Agreement between Pruco Life of New Jersey and Fidelity. (Note 13)
(xii)	Participation Agreement between Pruco Life of New Jersey and MFS. (Note 9)
(xiii)	Amendment #4 to the Participation Agreement between Pruco Life of New Jersey and MFS. (Note 10)
(xiv)	Participation Agreement between Pruco Life of New Jersey and Neuberger Berman. (Note 9)
(xv)	Amendment #1 to the Participation Agreement between Pruco Life of New Jersey and Neuberger Berman. (Note 11)
(xvi)	Amendment #2 to the Participation Agreement between Pruco Life of New Jersey and Neuberger Berman. (Note 13)
(xvii)	Participation Agreement between Pruco Life of New Jersey and Northern Lights. (Note 6)
(xviii)	Amendment #2 to the Participation Agreement between Pruco Life of New Jersey and Northern Lights. (Note 8)
(xix)	Participation Agreement between Pruco Life of New Jersey and The Prudential Series Fund. (Note 13)
(xx)	Participation Agreement between Pruco Life of New Jersey and Calvert. (Note 14)
(xxi)	Shareholder Agreement (22c-2 Agreement) between Pruco Life of New Jersey and Advanced Series Trust. (Note 12)
(xxii)	Shareholder Agreement (22c-2 Agreement) between Pruco Life of New Jersey and American Funds. (Note 13)
(xxiii)	Shareholder Agreement (22c-2 Agreement) between Pruco Life of New Jersey and Dreyfus. (Note 12)
(xxiv)	Shareholder Agreement (22c-2 Agreement) between Pruco Life of New Jersey and MFS. (Note 12)
(xxv)	Shareholder Agreement (22c-2 Agreement) between Pruco Life of New Jersey and Neuberger Berman. (Note 13)
(xxvi)	Shareholder Agreement (22c-2 Agreement) between Pruco Life of New Jersey and The Prudential Series Fund. (Note 12)

(i)	Administrative Contracts:
(i)	Service Agreement between Prudential and the Regulus Group, LLC. (Note 5)
(ii)	Revised Service Agreement between Prudential and the Regulus Group LLC, a TransCentra company. (Note 8)
(iii)	Engagement Schedule No. 2 between Prudential and Regulus Group, LLC. (Note 15)

(j)	Not Applicable.

(k)	Opinion and Consent of Christopher J. Madin, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Other Opinions:
(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)
(ii)	Powers of Attorney: Markus Coombs, Caroline A. Feeney, Salene Hitchcock-Gear, Susan M. Mann, Nandini Mongia, Dylan J. Tyson, Candace Woods. (Note 1)

(o)	None.

(p)	Not Applicable.

(q)	Redeemability Exemption:
(i)	Memorandum describing Pruco Life Insurance Company of New Jersey's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 1)

---------------------------------------------------------

(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6, Registration No. 333-112809, filed August 15, 2005, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 3)	Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6, Registration No. 333-117796, filed April 17, 2007, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 4)	Incorporated by reference to Form N-6, Registration No. 333-158637, filed April 17, 2009, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 5)	Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6, Registration No. 333-158637, filed April 15, 2011, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 6)	Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6, Registration No. 333-158637, filed April 23, 2012, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 7)	Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6, Registration No. 333-158637, filed April 12, 2013, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 8)	Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6, Registration No. 333-158637, filed February 6, 2014, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 9)	Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6, Registration No. 333-112809, filed April 18, 2008, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 10)	Incorporated by reference to Post-Effective Amendment No. 15 to Form N-6, Registration No. 333-112809, filed June 28, 2013, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 11)	Incorporated by reference to Post-Effective Amendment No. 20 to Form N-6, Registration No. 333-112809, filed June 27, 2014, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 12)	Incorporated by reference to Pre-Effective Amendment No. 1 for Form N-6, Registration No. 333-215543, filed June 16, 2017, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 13)	Incorporated by reference to Post-Effective Amendment No. 34 for Form N-6, Registration No. 333-112809, filed April 11, 2018, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 14)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6, Registration No. 333-225954, filed September 14, 2018, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 15)	Incorporated by reference to Post-Effective Amendment No. 24 for Form N-6, Registration No. 333-112809, filed April 10, 2015, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 16)	Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, filed April 22, 2019, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Item 27. Directors and Officers of Pruco Life Insurance Company of New Jersey

The directors and officers of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), listed with their principal occupations, are shown below. The principal business address of the directors and officers listed below is 213 Washington Street, Newark, New Jersey 07102.

DIRECTORS OF PRUCO LIFE OF NEW JERSEY

MARKUS COOMBS – Director and Vice President

CAROLINE A. FEENEY – Director

SALENE HITCHCOCK-GEAR – Director

SUSAN M. MANN – Director, Vice President, Chief Financial Officer, and Chief Accounting Officer

NANDINI MONGIA – Director and Treasurer

DYLAN J. TYSON – Director, President, and Chief Executive Officer

CANDACE J. WOODS – Director

OFFICERS WHO ARE NOT DIRECTORS

TODD BRYDEN - Chief Actuary and Senior Vice President

WILLIAM J. EVERS - Vice President and Corporate Counsel

LYNN K. STONE - Vice President, Chief Legal Officer, and Secretary

JORDAN K. THOMSEN - Vice President and Corporate Counsel

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Pruco Life Insurance Company of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life Insurance Company ("Pruco Life"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, the text of which is hereby incorporated by reference.

Item 29. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

New Jersey, being the state of organization of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Pruco Life of New Jersey’s By-law, Article V, which relates to indemnification of officers and directors, was filed on April 17, 2009, as exhibit Item 26. (f)(iii) to Form N-6 of this Registration Statement on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

(a) Pruco Securities, LLC ("Pruco Securities"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., acts as the Registrant's principal underwriter of the Contract. Pruco Securities, organized on September 22, 2003, under New Jersey law, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities' principal business address is 751 Broad Street, Newark, New Jersey 07102.

Pruco Securities acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:

•Pruco Life Variable Universal Account
•Pruco Life Variable Appreciable Account
•Pruco Life of New Jersey Variable Appreciable Account
•The Prudential Variable Appreciable Account

The Contract is sold by registered representatives of Pruco Securities who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Pruco Securities and applicable law to do so.

(b)
Managers And Officers Of Pruco Securities, LLC

Name and Principal Business Address -------------------------------------------------------	Position and Office with Pruco Securities -----------------------------------------------------------
Salene Hitchcock-Gear (Note 1)	Chairman of the Board, Manager
Michael S. Absher (Note 8)	Manager
Brian A. Barnard (Note 3)	Treasurer
Robert Begun (Note 4)	Vice President, Chief Supervising Officer, Principal Operations Officer
Kevin M. Brayton (Note 5)	Vice President, Manager
Jaye Brazicki (Note 1)	Assistant Secretary
John M. Cafiero (Note 2)	Assistant Secretary
David S. Campen (Note 3)	Assistant Controller
Dexter M. Feliciano (Note 1)	Chief Operating Officer
Anthony M. Fontano (Note 1)	Vice President, Manager
Peter C. Gayle (Note 1)	Vice President, Manager
Patrick L. Hynes (Note 1)	President, Manager
Bradford O. Hearn (Note 1)	Manager
Kathleen C. Hoffman (Note 3)	Assistant Treasurer
Hasan Ibrahim (Note 1)	Vice President, Chief Legal Officer, Assistant Secretary
John F. Keenan (Note 6)	Vice President
Milton T. Landes (Note 1)	Vice President
Aismara J. Casanova (Note 1)	Secretary
Joseph B. McCarthy (Note 2)	Assistant Treasurer
Charles M. O'Donnell (Note 1)	Vice President
Maggie Palen (Note 2)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary
Charles H. Smith (Note 3)	Anti-Money Laundering Officer
Robert P. Smit (Note 3)	Vice President, Controller, Chief Financial Officer, Principal Financial Officer

Michele E. Talafha (Note 7)	Assistant Vice President
Jordan K. Thomsen (Note 3)	Assistant Secretary
William Wilcox (Note 1)	Vice President
Frank Ingraham (Note 1)	Vice President, Chief Compliance Officer

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) Three Gateway Center, Newark, NJ 07102
(Note 4) 200 Wood Avenue South, Iselin, NJ 08830
(Note 5) 280 Trumbull Street, 1 Commercial Plaza, Hartford, CT 06103
(Note 6) 655 Broad Street, Newark, NJ 07102
(Note 7) NY Virtual Office
(Note 8) NC Virtual Office

(c) Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives. Pruco Securities retained compensation of $2,809,798 in 2019, $2,211,393 in 2018, and $2,855,401 in 2017. Pruco Securities offers the Contract on a continuous basis.

The sum of the chart below is $281,884,788, which represents Pruco Securities’ total 2019 Variable Life Distribution Revenue. The amount includes both agency distribution and broker-dealer distribution.

Compensation received by Pruco Securities during the last fiscal year with respect to variable life insurance products.
Principal Underwriter	Gross Distribution Revenue*	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions**	Other Compensation
Pruco Securities	$94,229,852	$-0-	$187,654,936	$-0-
* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.

Because Pruco Securities registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 31. Location of Accounts and Records

The Depositor, Pruco Life Insurance Company of New Jersey, is located at 213 Washington Street, Newark, New Jersey 07102.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32. Management Services

Not Applicable.

Item 33. Representation of Reasonableness of Fees

Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life of New Jersey.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on this 10th day of April, 2020.

(Seal)

Pruco Life of New Jersey Variable Appreciable Account
(Registrant)

By: Pruco Life Insurance Company of New Jersey
(Depositor)

By: /s/ Christopher J. Madin Christopher J. Madin Vice President and Corporate Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 10th day of April, 2020.

Signature and Title

/s/ *
Markus Coombs
Director and Vice President

/s/ *
Caroline A. Feeney
Director

/s/ *
Salene Hitchcock-Gear
Director
	*By:	/s/ Christopher J. Madin
/s/ *		Christopher J. Madin
Susan M. Mann		(Attorney-in-Fact)
Director, Vice President, Chief Accounting Officer, and Chief Financial Officer

/s/ *
Nandini Mongia
Director and Treasurer

/s/ *
Dylan J. Tyson
Director, President, and Chief Executive Officer

/s/ *
Candace Woods
Director

EXHIBIT INDEX

Item 26.

(c) Underwriting Contracts:	(ii)	Broker Dealer Selling Agreement used from 8-2018 to current.

(k) Legal Opinion and Consent:		Opinion and Consent of Christopher J. Madin, Esq., as to the legality of the securities being registered.

(n) Other Opinions:	(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
	(ii)	Powers of Attorney: Markus Coombs, Caroline A. Feeney, Salene Hitchcock-Gear, Susan M. Mann, Nandini Mongia, Dylan J. Tyson, Candace Woods.

(q) Redeemability Exemption:	(i)	Memorandum describing Pruco Life Insurance Company of New Jersey's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii).